As filed with the Securities and Exchange Commission on May 1, 2019
Commission File Nos. 333-41153
811-08521

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 45	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 46	[X]

JACKSON NATIONAL SEPARATE ACCOUNT III
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Andrew J. Bowden, Esq., Senior Vice President, General Counsel and Secretary
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Alison Samborn, Esq., Senior Attorney, Legal Product Development
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2019 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Fixed and Variable Annuity contracts

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®
Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account III

April 29, 2019

Effective September 16, 2002, this Perspective Advisors Fixed and Variable Annuity is no longer available for purchase by non-natural owners (entities) other than qualified plans and certain trusts. Effective February 18, 2005, this Perspective Advisors Fixed and Variable Annuity is no longer available for purchase.

Please read this prospectus before you purchase a Perspective Advisors Fixed and Variable Annuity. It contains important information about the Contract that you should know before investing. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Contract and endorsements, which reflect state or other variations. You should keep this prospectus on file for future reference.

To learn more about the Perspective Advisors Fixed and Variable Annuity Contract, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated April 29, 2019 by calling Jackson National Life Insurance Company (“Jackson ® ”) at (800) 644-4565 or by writing Jackson at: Annuity Service Center, P.O. Box 24068, Lansing, Michigan 48909-4068. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

This prospectus describes the investment options that we currently offer under the Contract. Certain broker-dealers selling the Contracts may limit the investment options that are available to their customers. Ask your representative about which investment options are not offered. If a particular investment option that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

•	Individual flexible premium deferred annuity.

•
2 guaranteed fixed account options that each offer a minimum interest rate that is guaranteed by Jackson (the “guaranteed fixed account”), as may be made available by us, or as may be otherwise limited by us.

•	Guaranteed Minimum Withdrawal Benefit options.

•
A Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected), as may be made available by us, or as may be otherwise limited by us. The GMWB Fixed Account offers a minimum interest rate that is guaranteed by Jackson and is an account to and from which automatic transfers of your Contract Value may be required according to non-discretionary formulas.

•	Investment Divisions which purchase shares of the following Funds – all Class A shares (the “Funds”):

JNL Series Trust

JNL/American Funds® Balanced Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds® Capital Income Builder Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund

JNL/Vanguard International Fund
JNL/Vanguard Small Company Growth Fund ***
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL Moderate Growth Allocation Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund

JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund
JNL/AQR Managed Futures Strategy Fund*
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/Crescent High Income Fund
JNL/DFA Growth Allocation Fund
JNL/DFA Moderate Growth Allocation Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/First State Global Infrastructure Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund*
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco China-India Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Mellon Capital Real Estate Sector Fund
JNL/Mellon Capital S&P 1500 Growth Index Fund
JNL/Mellon Capital S&P 1500 Value Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/MFS Mid Cap Value Fund
JNL/Morningstar Wide Moat Index Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Global Growth Fund

JNL/PIMCO Income Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund **
JNL/PPM America Total Return Fund
JNL/PPM America Value Equity Fund
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL/Vanguard U.S. Stock Market Index Fund
JNL/Westchester Capital Event Driven Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund

JNL Variable Fund LLC

JNL/Mellon Capital Consumer Discretionary Sector Fund
JNL/Mellon Capital DowSM Index Fund
JNL/Mellon Capital Energy Sector Fund
JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Information Technology Sector Fund
JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital MSCI World Index Fund
JNL/Mellon Capital Nasdaq® 100 Index Fund
JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital Telecommunications Sector Fund

Jackson Variable Series Trust

JNL/American Funds® Global Growth Fund
JNL/American Funds® Growth Fund
JNL Conservative Allocation Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL Moderate Allocation Fund
JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine® Total Return Fund
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

JNL/Epoch Global Shareholder Yield Fund
JNL/FAMCO Flex Core Covered Call Fund
JNL/Lazard International Strategic Equity Fund
JNL/Neuberger Berman Currency Fund
JNL/Nicholas Convertible Arbitrage Fund
JNL/PIMCO Investment Grade Corporate Bond Fund

JNL/PPM America Long Short Credit Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/The Boston Company Equity Income Fund
JNL/The London Company Focused U.S. Equity Fund
JNL/WCM Focused International Equity Fund

The Funds are not the same mutual funds that you would buy directly from a retail mutual fund company or through your stockbroker. The summary prospectuses for the Funds are attached to this prospectus.
This prospectus describes the Investment Divisions that we currently offer under the Contract. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. Please contact your representative for a list of Investment Divisions currently available through your broker-dealer. Investment Divisions that are not available through your broker-dealer may be available through other broker-dealers, but to access them you may need to terminate your relationship with your broker-dealer and provide us with satisfactory evidence of termination. Please consider these potential limitations before purchasing the Contract.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following:

• Mailing in the postage-paid card on the cover of this report;
• Calling 1-866-349-4564; or
• Signing up on www.jackson.com

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson.

Please note that if you own more than one variable contract with Jackson, your delivery preferences must be set up for each variable contract separately.

*Effective August 29, 2011, the Investment Divisions of the Separate Account investing in the JNL/Goldman Sachs Emerging Markets Debt Fund; and JNL/Mellon Capital Global Alpha Fund (JNL/AQR Managed Futures Strategy Fund effective April 27, 2015) stopped accepting allocations and/or transfers. Please see “Investment Divisions” on page 17 for more information.
** Effective August 13, 2018, the Investment Divisions of the Separate Account investing in the JNL/PPM America Small Cap Value Fund stopped accepting any additional allocations or transfers. Please see “Investment Divisions” on page 17 for more information.

***Effective June 24, 2019, the Investment Division of the Separate Account investing in the JNL/Vanguard Small Company Growth Fund will stop accepting any additional allocations or transfers. If you currently have an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep, or Rebalancing, and it includes an allocation to the JNL/Vanguard Small Company Growth Investment Division, you can continue to invest in this Investment Division based on your existing election until you revise or terminate the automatic program.

If you make a subsequent Premium payment and have future allocation instructions on file with us that include an allocation to the JNL/Vanguard Small Company Growth Investment Division, you must choose a replacement Investment Division by June 21, 2019. All such allocations prior to our receipt of new allocation instructions will be allocated to the JNL/WMC Government Money Market Investment Division. Please consult your representative promptly to assist you in subsequently reallocating the Contract Value in the JNL/WMC Government Money Market Investment Division to any other available Investment Division.

Amounts invested in the JNL/Vanguard Small Company Growth Investment Division as of June 24, 2019 will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of this Investment Division in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of the JNL/Vanguard Small Company Growth Investment Division on or after June 24, 2019, you will not be able to transfer back in.

For additional information, please see the April 29, 2019 JNL ® Series Trust prospectus.

We offer other variable annuity products with different product features, benefits and charges.

The SEC has not approved or disapproved the Perspective Advisors Fixed and Variable Annuity or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

TABLE OF CONTENTS
KEY FACTS	1
FEES AND EXPENSES TABLES	3
Owner Transaction Expenses	3
Periodic Expenses	4
Total Annual Fund Operating Expenses	9
EXAMPLE	14
CONDENSED FINANCIAL INFORMATION	15
THE ANNUITY CONTRACT	15
JACKSON	16
THE GUARANTEED FIXED ACCOUNT AND GMWB FIXED ACCOUNT	16
The GMWB Fixed Account	16
THE SEPARATE ACCOUNT	17
INVESTMENT DIVISIONS	17
JNL Series Trust	18
JNL Variable Fund LLC	35
Jackson Variable Series Trust	36
Voting Rights	40
Substitution	40
CONTRACT CHARGES	40
Mortality and Expense Risk Charge	40
Administration Charge	40
Annual Contract Maintenance Charge	40
Transfer Fee	40
Commutation Fee	40
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge	41
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge	41
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge	42
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge	42
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge	43
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge	43
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge	44
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge	45
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge	46
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge	46
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge	47
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge	48
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”) Charge	49
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”) Charge	50
Other Expenses	51

Premium Taxes	51
Income Taxes	51
DISTRIBUTION OF CONTRACTS	51
PURCHASES	53
Minimum Initial Premium	53
Minimum Additional Premiums	53
Allocations of Premium	53
Capital Protection Program	53
Accumulation Units	54
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	54
Restrictions on Transfers: Market Timing	54
TELEPHONE AND INTERNET TRANSACTIONS	55
The Basics	55
What You Can Do and How	55
What You Can Do and When	55
How to Cancel a Transaction	56
Our Procedures	56
ACCESS TO YOUR MONEY	56
Guaranteed Minimum Withdrawal Benefit Considerations	57
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	57
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”)	58
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	61
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	66
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	70
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”)	74
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”)	77
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”)	83
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”)	90
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”)	97
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	107
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	118
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	127
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”)	137
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”)	149
Systematic Withdrawal Program	162
Suspension of Withdrawals or Transfers	162
INCOME PAYMENTS (THE INCOME PHASE)	162
Income Payments from Investment Divisions	163
Income Options	163
DEATH BENEFIT	164

KEY FACTS

Mailing Address and Contact Information
Annuity Service Center
Regular Mail:	P.O. Box 24068, Lansing, MI 48909-4068
Overnight Mail:	1 Corporate Way, Lansing, Michigan 48951
Customer Care:	800-644-4565 8:00 a.m. to 7:00 p.m. ET (M-F)
Fax:	800-701-0125
Email:	customercare@jackson.com

The Annuity Contract
The fixed and variable annuity Contract offered by Jackson provides a means for allocating on a tax-deferred basis for non-qualified Contracts to the guaranteed fixed account of Jackson, as may be made available by us, or as may be otherwise limited by us, and investment divisions (the “Investment Divisions”). In addition to the guaranteed fixed account, if you elected the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account. (We refer to the guaranteed fixed account options, GMWB Fixed Account and the Investment Divisions together as the “Allocation Options”). There may be periods when we do not offer any guaranteed fixed account options, or impose special transfer requirements on the guaranteed fixed account options. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

Allocation Options
You may not allocate your Contract Value to more than 99 Allocation Options at any one time. Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.

Expenses
The Contract has insurance features and investment features, and there are costs related to each.

Jackson makes a deduction for its insurance charges that is equal to 1.50% of the daily value of the Contracts invested in the Investment Divisions. This charge does not apply to the guaranteed fixed account. During the accumulation phase, Jackson deducts a $50 annual contract maintenance charge from your Contract.

If you select any one of our GMWBs, Jackson deducts an additional charge, the maximum of which ranges from 0.51% to 1.86% of the Guaranteed Withdrawal Balance (GWB). While the charge is deducted from your Contract Value, it is based on the GWB. For more information, including how the GWB is calculated, please see “Contract Charges.”

Jackson may assess a state premium tax charge which ranges from 0% - 3.5% (the amount of state premium tax, if any, will vary from state to state) when you begin receiving regular income payments from your Contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

There are also investment charges that are expected to range, on an annual basis, from 0.53% to 2.15% of the average daily value of the Funds, depending on the Fund.

Purchases
Under most circumstances, you can buy a Contract for $25,000 or more. You can add $5,000 or more ($2,000 or more for a qualified plan Contract) at any time during the accumulation phase. We reserve the right to restrict availability or impose restrictions on the guaranteed fixed account options. We reserve the right to refuse initial and any or all subsequent premium payments. We expect to profit from certain charges assessed under the Contract (i.e., the mortality and expense risk charge).

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers. The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections. The representative assisting you will advise you whether an optional benefit is available and of any variations. Optional endorsement provisions may vary depending on when you purchased your Contract or elected your endorsement. Please refer to your Contract endorsements for the provisions that apply to you.

Access to Your Money
During the accumulation phase, there are a number of ways to take money out of your Contract, generally subject to a charge or adjustment. You may have to pay income tax and a tax penalty on any money you take out.

Income Payments	You may choose to receive regular income from your annuity. During the income phase, you have the same variable allocation options you had during the accumulation phase.

Death Benefit	If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.

Free Look
You can cancel the Contract within 20 days after receiving it (or whatever period is required in your state). Under most circumstances, Jackson will return the amount your Contract is worth on the day we receive your request. This may be more or less than your original payment. If required by law, Jackson will return your premium. In some states, we are required to hold the premiums of a senior citizen in the guaranteed fixed account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Taxes
Under the Internal Revenue Code you generally will not be taxed on the earnings on the money held in your Contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and whether your Contract is non-qualified or purchased as part of a qualified plan.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table (and footnotes) describes the fees and expenses that you will pay at the time that you buy the Contract, receive income payments or transfer cash value between Allocation Options. State premium taxes may also be deducted.

Owner Transaction Expenses [1]

Maximum Withdrawal Charge –
Percentage of premium withdrawn, if applicable	None

Commutation Fee: Upon a total withdrawal after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and Beneficiary elects a lump-sum payment, the amount received will be reduced by (a) minus (b) where:

(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1% higher than the rate used in (a).

Transfer Charge [2]
Per transfer after 25 in a Contract Year	$25

Expedited Delivery Charge [3]	$22.50

[1]	See “Contract Charges.”

[2]	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

[3]
When, at your request, we incur the expense of providing expedited delivery of your partial withdrawal or complete surrender, we will assess the following charges: $20 for wire service and $10 for overnight delivery ($22.50 for Saturday delivery). Excess interest adjustments will not be charged on wire/overnight fees.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds’ fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge		$50

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions		1.50%

Mortality And Expense Risk Charge	1.35%

Administration Charge	0.15%

Total Separate Account Annual Expenses for Base Contract		1.50%

Optional Endorsements – The following Guaranteed Minimum Withdrawal Benefit (GMWB) optional endorsements are available under the Contract. You may select one from the grouping below.

7% Guaranteed Minimum Withdrawal Benefit Maximum Annual Charge (no longer offered as of March 31, 2008) (“SafeGuard 7 Plus®”) [4]	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“SafeGuard Max®”) [5]	0.81%
5% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011) (“AutoGuard 5SM”) [6]	1.47%
6% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011) (“AutoGuard 6SM”) [7]	1.62%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of October 6, 2008) (“MarketGuard 5®”) [8]	0.51%
5% For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (“LifeGuard AdvantageSM”) (no longer offered as of March 31, 2008) [9]	1.50%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008) (“LifeGuard AscentSM”) [10]	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008) (“LifeGuard AscentSM With Joint Option”) [11]	1.71%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard Freedom® GMWB”) [12]	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard Freedom® GMWB With Joint Option”) [13]	1.86%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010) (“LifeGuard Freedom 6® GMWB”) [14]	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010)(“LifeGuard Freedom 6® GMWB With Joint Option”) [15]	1.86%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“LifeGuard SelectSM”) [16]	1.50%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“LifeGuard SelectSM With Joint Option”) [17]	1.86%

[4]
The charge is quarterly, currently 0.10% (0.40% annually) of the GWB, subject to a maximum annual charge of 0.75% as used in the Table. But for Contracts purchased in Washington State, the charge is monthly, currently 0.035% (0.42% annually of the GWB, subject to a maximum annual charge of 0.75%. The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 58. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[5]
The charge is quarterly, currently 0.1125% (0.45% annually) of the GWB, subject to a maximum annual charge of 0.80%. But for Contracts purchased in Washington State, the charge is monthly, currently 0.0375% of the GWB, which, annually, is 0.45% of the GWB, subject to a maximum annual charge of 0.81% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a step-up – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 61. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[6]
The charge is quarterly, currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.45%. But for Contracts purchased in Washington State, the charge is monthly, currently 0.055% (0.66% annually) of the GWB, subject to a maximum annual charge of 1.47% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 66. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

[7]
The charge is quarterly, currently 0.2125% (0.85% annually) of the GWB, subject to a maximum annual charge of 1.60%. But for Contracts purchased in Washington State, the charge is monthly, currently 0.0725% (0.87% annually) of the GWB, subject to a maximum annual charge of 1.62% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 70. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

[8]
The charge is quarterly, currently 0.05% (0.20% annually) of the GWB, subject to a maximum annual charge of 0.50%. But for Contracts purchased in Washington State, the charge is monthly, currently 0.0175% (0.21% annually) of the GWB, subject to a maximum annual charge of 0.51% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to the applicable maximum annual charge.

The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 74. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[9]
1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups: 55-59, 60-64, and 65-69, which charge is payable quarterly. The charge for the 5% for Life GMWB With Annual Step-Up varies by age group. The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased in Washington State, the charge is monthly. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

5% For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.00%÷4	1.02%÷12	0.55%÷4	0.57%÷12
50 – 54	1.15%÷4	1.17%÷12	0.70%÷4	0.72%÷12
55 – 59	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
60 – 64	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
65 – 69	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
70 – 74	0.90%÷4	0.90%÷12	0.55%÷4	0.57%÷12
75 – 80	0.65%÷4	0.66%÷12	0.40%÷4	0.42%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “5% For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 43. For more information about how the endorsement works, please see “5% For Life GMWB With Bonus and Annual Step-Up” beginning on page 77.

[10]
1.50% is the maximum annual charge of the For Life GMWB With Annual Step-Up, which charge is payable quarterly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased in Washington State, the charge is monthly. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 85	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 44. For more information about how the endorsement works, please see “For Life GMWB With Annual Step-Up” beginning on page 83.

[11]
1.71% is the maximum annual charge of the Joint For Life GMWB With Annual Step-Up, which charge is payable monthly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased in Washington State, the charge is monthly. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

Joint For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 85	1.70%÷4	1.71%÷12	1.15%÷4	1.17%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 45. For more information about how the endorsement works, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 90.

[12]
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each Contract Quarter. But for Contracts purchased in Washington State, you pay the charge each Contract Month. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 46. For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 97.

[13]
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month. For contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charges is payable each Contract Quarter. The below tables have the maximum and current charges. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

Joint For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 46. For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 107.

[14]
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each Contract Quarter. But for Contracts purchased in Washington State, you pay the charge each Contract Month. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus and Annual Step-Up
	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 47. For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 118.

[15]
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month. For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Quarter. The below tables have the maximum and current charges. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus and Annual Step-Up
	Maximum		Current
Ages 45-80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 48. For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 127.

[16]
1.50% is the maximum annual charge of the For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable quarterly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each Contract Quarter. But for Contracts purchased in Washington State, you pay the charge each Contract Month. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50%÷4	1.50%÷12	0.85%÷4	0.87%÷12
For endorsements purchased before September 28, 2009	1.20%÷4	1.20%÷12	0.65%÷4	0.66%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 49. For more information about how the endorsement works, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 137. Please check with your representative to learn about the current interest rate for the GMWB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[17]
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Month. For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Quarter. The below tables have the maximum and current charges. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85%÷4	1.86%÷12	1.05%÷4	1.05%÷12
For endorsements purchased before September 28, 2009	1.50%÷4	1.50%÷12	0.80%÷4	0.81%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 50. For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 149. Please check with your representative to learn about the current interest rate for the GMWB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.53%

Maximum: 2.16%

More detail concerning each Fund’s fees and expenses is below. But please refer to the Funds’ prospectuses for even more information, including investment objectives, performance, and information about Jackson National Asset Management, LLC® (“JNAM”), the Funds’ Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Plus Recapture		Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/WMC Government Money Market	0.16%	0.30%	0.11%	H	0.00%	0.57%	0.20%	E	0.77%	E

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee		Distribution and/or Service (12b-1) Fees		Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses		Contractual Fee Waiver and/or Expense Reimbursement		Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/American Funds Balanced	0.80%	A	0.30%	A	0.12%	A,H	0.00%	1.22%	A	(0.30%)	C	0.92%	A,C,B
JNL/American Funds® Blue Chip Income and Growth	0.95%	A	0.30%	A	0.12%	A,H	0.00%	1.37%	A	(0.38%)	C	0.99%	A,C,B

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee		Distribution and/or Service (12b-1) Fees		Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses		Contractual Fee Waiver and/or Expense Reimbursement		Net Total Annual Fund Operating Expenses
JNL/American Funds Capital Income Builder	1.03%	A	0.30%	A	0.14%	A,H	0.00%	1.47%	A	(0.35%)	C	1.12%	A,C,B
JNL/American Funds Global Bond	1.13%	A	0.30%	A	0.13%	A,H	0.00%	1.56%	A	(0.47%)	C	1.09%	A,C,B
JNL/American Funds Global Small Capitalization	1.35%	A	0.30%	A	0.14%	A,H	0.00%	1.79%	A	(0.50%)	C	1.29%	A,C,B
JNL/American Funds Growth-Income	0.81%	A	0.30%	A	0.11%	A,G	0.00%	1.22%	A	(0.30%)	C	0.92%	A,C,B
JNL/American Funds International	1.22%	A	0.30%	A	0.14%	A,H	0.00%	1.66%	A	(0.50%)	C	1.16%	A,C,B
JNL/American Funds New World	1.64%	A	0.30%	A	0.16%	A,H	0.00%	2.10%	A	(0.70%)	C	1.40%	A,C,B
JNL/AQR Large Cap Relaxed Constraint Equity	0.68%		0.30%		0.70%	I	0.00%	1.68%		0.00%	D	1.68%	D,B
JNL/DFA Growth Allocation	0.20%		0.30%		0.15%	I	0.29%	0.94%		(0.05%)	D	0.89%	D
JNL/DFA Moderate Growth Allocation	0.20%		0.30%		0.15%	I	0.27%	0.92%		(0.05%)	D	0.87%	D
JNL/Vanguard Capital Growth	0.85%	A	0.30%	A	0.12%	A,H	0.00%	1.27%	A	(0.35%)	C	0.92%	A,C,B
JNL/Vanguard Equity Income	0.80%	A	0.30%	A	0.12%	A,H	0.00%	1.22%	A	(0.35%)	C	0.87%	A,C,B
JNL/Vanguard International	1.02%	A	0.30%	A	0.13%	A,H	0.00%	1.45%	A	(0.50%)	C	0.95%	A,C,B
JNL/Vanguard Small Company Growth	0.93%	A	0.30%	A	0.12%	A,H	0.00%	1.35%	A	(0.35%)	C	1.00%	A,C,B
JNL/Vanguard U.S. Stock Market Index	0.20%		0.30%		0.10%	H	0.05%	0.65%		(0.06%)	D	0.59%	D
JNL/Vanguard International Stock Market Index	0.20%		0.30%		0.15%	I	0.10%	0.75%		(0.07%)	D	0.68%	D
JNL/Vanguard Global Bond Market Index	0.20%		0.30%		0.15%	I	0.09%	0.74%		(0.10%)	D	0.64%	D
JNL/Vanguard Moderate ETF Allocation	0.20%		0.30%		0.15%	I	0.07%	0.72%		(0.05%)	D	0.67%	D
JNL/Vanguard Moderate Growth ETF Allocation	0.20%		0.30%		0.15%	I	0.06%	0.71%		(0.05%)	D	0.66%	D
JNL/Vanguard Growth ETF Allocation	0.20%		0.30%		0.15%	I	0.06%	0.71%		(0.04%)	D	0.67%	D
Jackson Variable Series Trust
JNL/American Funds® Global Growth	1.17%	A	0.30%		0.13%	A,H	0.00%	1.60%	A	(0.50%)	C	1.10%	A,C,B
JNL/American Funds® Growth	0.98%	A	0.30%		0.12%	A,H	0.00%	1.40%	A	(0.45%)	C	0.95%	A,C,B

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL Multi-Manager Mid Cap	0.64%	0.30%	0.15%	I	0.00%	1.09%
JNL Multi-Manager Small Cap Growth	0.56%	0.30%	0.11%	H	0.00%	0.97%
JNL Multi-Manager Small Cap Value	0.67%	0.30%	0.10%	H	0.00%	1.07%
JNL Institutional Alt 25	0.11%	0.30%	0.05%	F	0.86%	1.32%
JNL Institutional Alt 50	0.11%	0.30%	0.05%	F	1.02%	1.48%
JNL/American Funds Moderate Growth Allocation	0.19%	0.30%	0.15%	I	0.41%	1.05%
JNL/American Funds Growth Allocation	0.19%	0.30%	0.15%	I	0.42%	1.06%
JNL/AQR Managed Futures Strategy	0.85%	0.30%	0.15%	I	0.08%	1.38%
JNL/BlackRock Global Allocation	0.60%	0.30%	0.16%	I	0.01%	1.07%	B
JNL/BlackRock Global Natural Resources	0.54%	0.30%	0.15%	I	0.00%	0.99%
JNL/BlackRock Large Cap Select Growth	0.47%	0.30%	0.10%	H	0.00%	0.87%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/Boston Partners Global Long Short Equity	1.10%	0.30%	0.75%	I	0.01%	2.16%	B
JNL/Causeway International Value Select	0.51%	0.30%	0.15%	I	0.00%	0.96%	B
JNL/ClearBridge Large Cap Growth	0.50%	0.30%	0.15%	I	0.01%	0.96%
JNL/Crescent High Income	0.55%	0.30%	0.15%	I	0.01%	1.01%
JNL/DFA U.S. Core Equity	0.40%	0.30%	0.10%	H	0.00%	0.80%
JNL/DoubleLine® Core Fixed Income	0.37%	0.30%	0.10%	H	0.00%	0.77%
JNL/DoubleLine® Emerging Markets Fixed Income	0.65%	0.30%	0.15%	I	0.00%	1.10%
JNL/DoubleLine® Shiller Enhanced CAPE®	0.57%	0.30%	0.15%	I	0.01%	1.03%	B
JNL/First State Global Infrastructure	0.70%	0.30%	0.15%	I	0.00%	1.15%	B
JNL/FPA + DoubleLine® Flexible Allocation	0.66%	0.30%	0.38%	I	0.05%	1.39%
JNL/Franklin Templeton Founding Strategy	0.00%	0.30%	0.05%	F	0.68%	1.03%
JNL/Franklin Templeton Global	0.56%	0.30%	0.15%	I	0.01%	1.02%
JNL/Franklin Templeton Global Multisector Bond	0.56%	0.30%	0.15%	I	0.03%	1.04%
JNL/Franklin Templeton Income	0.52%	0.30%	0.10%	H	0.01%	0.93%
JNL/Franklin Templeton International Small Cap	0.79%	0.30%	0.15%	I	0.01%	1.25%
JNL/Franklin Templeton Mutual Shares	0.59%	0.30%	0.10%	H	0.01%	1.00%
JNL/Goldman Sachs Core Plus Bond	0.43%	0.30%	0.11%	H	0.01%	0.85%
JNL/Goldman Sachs Emerging Markets Debt	0.62%	0.30%	0.15%	I	0.01%	1.08%
JNL/GQG Emerging Markets Equity	0.90%	0.30%	0.16%	I	0.01%	1.37%
JNL/Harris Oakmark Global Equity	0.71%	0.30%	0.16%	I	0.00%	1.17%	B
JNL/Heitman U.S. Focused Real Estate	0.65%	0.30%	0.15%	I	0.01%	1.11%
JNL/Invesco China-India	0.74%	0.30%	0.19%	I	0.00%	1.23%	B
JNL/Invesco Diversified Dividend	0.53%	0.30%	0.15%	I	0.02%	1.00%
JNL/Invesco Global Real Estate	0.59%	0.30%	0.15%	I	0.00%	1.04%	B
JNL/Invesco International Growth	0.52%	0.30%	0.15%	I	0.01%	0.98%
JNL/Invesco Small Cap Growth	0.65%	0.30%	0.11%	H	0.01%	1.07%	B
JNL/JPMorgan Hedged Equity	0.50%	0.30%	0.19%	I	0.02%	1.01%
JNL/JPMorgan MidCap Growth	0.51%	0.30%	0.10%	H	0.01%	0.92%
JNL/JPMorgan U.S. Government & Quality Bond	0.29%	0.30%	0.10%	H	0.01%	0.70%
JNL/Lazard Emerging Markets	0.76%	0.30%	0.17%	I	0.01%	1.24%
JNL/Mellon Capital 10 x 10	0.00%	0.30%	0.05%	F	0.30%	0.65%
JNL/Mellon Capital Index 5	0.00%	0.30%	0.05%	F	0.27%	0.62%
JNL/Mellon Capital Emerging Markets Index	0.25%	0.30%	0.19%	I	0.00%	0.74%
JNL/Mellon Capital European 30	0.19%	0.30%	0.16%	I	0.00%	0.65%
JNL/Mellon Capital Pacific Rim 30	0.20%	0.30%	0.15%	I	0.00%	0.65%
JNL/Mellon Capital MSCI KLD 400 Social Index	0.25%	0.30%	0.20%	I	0.00%	0.75%
JNL/Mellon Capital S&P 1500 Growth Index	0.20%	0.30%	0.17%	I	0.00%	0.67%
JNL/Mellon Capital S&P 1500 Value Index	0.20%	0.30%	0.17%	I	0.00%	0.67%
JNL/Mellon Capital S&P 500 Index	0.11%	0.30%	0.12%	G	0.00%	0.53%	B
JNL/Mellon Capital S&P 400 MidCap Index	0.14%	0.30%	0.12%	H	0.00%	0.56%
JNL/Mellon Capital Small Cap Index	0.14%	0.30%	0.12%	H	0.00%	0.56%
JNL/Mellon Capital International Index	0.16%	0.30%	0.17%	I	0.00%	0.63%
JNL/Mellon Capital Bond Index	0.16%	0.30%	0.10%	H	0.01%	0.57%	B
JNL/Mellon Capital Consumer Staples Sector	0.24%	0.30%	0.16%	I	0.00%	0.70%
JNL/Mellon Capital Industrials Sector	0.24%	0.30%	0.17%	I	0.00%	0.71%
JNL/Mellon Capital Materials Sector	0.23%	0.30%	0.19%	I	0.00%	0.72%
JNL/Mellon Capital Real Estate Sector	0.21%	0.30%	0.17%	I	0.00%	0.68%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/Mellon Capital Utilities Sector	0.23%	0.30%	0.16%	I	0.00%	0.69%
JNL/MFS Mid Cap Value	0.55%	0.30%	0.11%	H	0.00%	0.96%	B
JNL/Morningstar Wide Moat Index	0.20%	0.30%	0.27%	I	0.00%	0.77%
JNL/Neuberger Berman Strategic Income	0.49%	0.30%	0.15%	I	0.03%	0.97%
JNL/Oppenheimer Global Growth	0.50%	0.30%	0.15%	I	0.00%	0.95%
JNL/PIMCO Income	0.50%	0.30%	0.17%	I	0.00%	0.97%
JNL/PIMCO Real Return	0.38%	0.30%	0.90%	H	0.00%	1.58%
JNL/PPM America Floating Rate Income	0.46%	0.30%	0.17%	I	0.01%	0.94%
JNL/PPM America High Yield Bond	0.33%	0.30%	0.11%	H	0.02%	0.76%
JNL/PPM America Mid Cap Value	0.56%	0.30%	0.11%	H	0.00%	0.97%
JNL/PPM America Small Cap Value	0.55%	0.30%	0.10%	H	0.00%	0.95%
JNL/PPM America Total Return	0.39%	0.30%	0.11%	H	0.00%	0.80%
JNL/PPM America Value Equity	0.45%	0.30%	0.11%	H	0.00%	0.86%
JNL/T. Rowe Price Established Growth	0.43%	0.30%	0.10%	G	0.00%	0.83%
JNL/T. Rowe Price Mid-Cap Growth	0.60%	0.30%	0.10%	H	0.00%	1.00%
JNL/T. Rowe Price Short-Term Bond	0.31%	0.30%	0.10%	H	0.00%	0.71%
JNL/T. Rowe Price Value	0.48%	0.30%	0.10%	H	0.00%	0.88%	B
JNL/Westchester Capital Event Driven	1.05%	0.30%	0.36%	H	0.11%	1.82%
JNL/WMC Balanced	0.32%	0.30%	0.10%	G	0.01%	0.73%
JNL/WMC Value	0.38%	0.30%	0.10%	H	0.00%	0.78%
JNL/S&P Competitive Advantage	0.26%	0.30%	0.10%	H	0.00%	0.66%
JNL/S&P Dividend Income & Growth	0.25%	0.30%	0.10%	H	0.00%	0.65%
JNL/S&P Intrinsic Value	0.26%	0.30%	0.10%	H	0.00%	0.66%
JNL/S&P Total Yield	0.26%	0.30%	0.10%	H	0.00%	0.66%
JNL/S&P Mid 3	0.30%	0.30%	0.11%	H	0.00%	0.71%	B
JNL/S&P International 5	0.30%	0.30%	0.16%	I	0.00%	0.76%	B
JNL/S&P 4	0.00%	0.30%	0.05%	F	0.36%	0.71%
JNL/S&P Managed Conservative	0.10%	0.30%	0.05%	F	0.66%	1.11%
JNL/S&P Managed Moderate	0.09%	0.30%	0.05%	F	0.67%	1.11%
JNL/S&P Managed Moderate Growth	0.08%	0.30%	0.05%	F	0.67%	1.10%
JNL/S&P Managed Growth	0.08%	0.30%	0.05%	F	0.68%	1.11%
JNL/S&P Managed Aggressive Growth	0.09%	0.30%	0.05%	F	0.67%	1.11%
JNL Moderate Growth Allocation	0.09%	0.30%	0.05%	F	0.76%	1.20%
JNL Growth Allocation	0.09%	0.30%	0.05%	F	0.77%	1.21%
JNL Aggressive Growth Allocation	0.10%	0.30%	0.05%	F	0.76%	1.21%
JNL Variable Fund LLC
JNL/Mellon Capital DowSM Index	0.18%	0.30%	0.18%	I	0.00%	0.66%
JNL/Mellon Capital MSCI World Index	0.19%	0.30%	0.18%	I	0.00%	0.67%
JNL/Mellon Capital Nasdaq® 100 Index	0.17%	0.30%	0.20%	I	0.00%	0.67%
JNL/Mellon Capital S&P® SMid 60	0.19%	0.30%	0.17%	I	0.00%	0.66%
JNL/Mellon Capital JNL 5	0.17%	0.30%	0.16%	I	0.00%	0.63%
JNL/Mellon Capital Telecommunications Sector	0.22%	0.30%	0.16%	I	0.00%	0.68%
JNL/Mellon Capital Consumer Discretionary Sector	0.18%	0.30%	0.16%	I	0.00%	0.64%
JNL/Mellon Capital Energy Sector	0.18%	0.30%	0.16%	I	0.00%	0.64%
JNL/Mellon Capital Financial Sector	0.18%	0.30%	0.16%	I	0.00%	0.64%
JNL/Mellon Capital Healthcare Sector	0.17%	0.30%	0.16%	I	0.00%	0.63%
JNL/Mellon Capital Information Technology Sector	0.17%	0.30%	0.17%	I	0.00%	0.64%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses		Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Jackson Variable Series Trust
JNL Conservative Allocation	0.13%	0.30%	0.05%	F	0.73%	1.21%	B
JNL Moderate Allocation	0.13%	0.30%	0.05%	F	0.75%	1.23%	B
JNL iShares Tactical Moderate	0.20%	0.30%	0.15%	I	0.19%	0.84%
JNL iShares Tactical Moderate Growth	0.20%	0.30%	0.15%	I	0.21%	0.86%
JNL iShares Tactical Growth	0.20%	0.30%	0.15%	I	0.22%	0.87%
JNL/DFA U.S. Small Cap	0.60%	0.30%	0.16%	I	0.00%	1.06%
JNL/DoubleLine® Total Return	0.42%	0.30%	0.11%	H	0.01%	0.84%
JNL/Eaton Vance Global Macro Absolute Return Advantage	0.78%	0.30%	0.18%	I	0.01%	1.27%	B
JNL/Epoch Global Shareholder Yield	0.58%	0.30%	0.16%	I	0.00%	1.04%	B
JNL/FAMCO Flex Core Covered Call	0.50%	0.30%	0.16%	I	0.00%	0.96%
JNL/Lazard International Strategic Equity	0.70%	0.30%	0.15%	I	0.01%	1.16%
JNL/Neuberger Berman Currency	0.55%	0.30%	0.15%	I	0.01%	1.01%	B
JNL/Nicholas Convertible Arbitrage	0.72%	0.30%	0.32%	I	0.01%	1.35%
JNL/PIMCO Investment Grade Corporate Bond	0.35%	0.30%	0.26%	H	0.00%	0.91%
JNL/PPM America Long Short Credit	0.60%	0.30%	0.49%	I	0.02%	1.41%
JNL/T. Rowe Price Capital Appreciation	0.54%	0.30%	0.16%	I	0.00%	1.00%	B
JNL/The Boston Company Equity Income	0.45%	0.30%	0.16%	I	0.00%	0.91%
JNL/The London Company Focused U.S. Equity	0.58%	0.30%	0.16%	I	0.01%	1.05%	B
JNL/WCM Focused International Equity	0.67%	0.30%	0.15%	I	0.01%	1.13%

A	Fees and expenses at the Master Fund level for Class A shares of each respective Fund are as follows:
JNL/American Funds Balanced Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.39%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.41%.

JNL/American Funds Capital Income Builder Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.56%.

JNL/American Funds Global Growth Fund: Management Fee: 0.52%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.55%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.74%.

JNL/American Funds Growth Fund: Management Fee: 0.33%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.35%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.26%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.28%.

JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.70%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.06%; Total Annual Portfolio Operating Expenses: 0.76%.

JNL/Vanguard Capital Growth Fund: Management Fee: 0.34%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.36%.

JNL/Vanguard Equity Income Fund: Management Fee: 0.29%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.31%.

JNL/Vanguard International Fund: Management Fee: 0.36%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Total Annual Portfolio Operating Expenses: 0.39%.

JNL/Vanguard Small Company Growth: Management Fee: 0.31%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.03%; Acquired Fund Fees and Expenses: 0%; Total Annual Portfolio Operating Expenses: 0.34%.

B	Expense Information has been restated to reflect current fees.

C
Jackson National Asset Management, LLC (“JNAM” or “Adviser”) has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

D
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

E
Represents the amount payable to JNAM in accordance with the recapture provision of the expense waiver and reimbursement agreement. JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period. The fee waiver will continue for at least one year from the date of this Prospectus, and continue thereafter, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

F	"Other Expenses" includes an Administrative Fee of 0.05% which is payable to JNAM.

G	"Other Expenses" includes an Administrative Fee of 0.09% which is payable to JNAM.

H	"Other Expenses" includes an Administrative Fee of 0.10% which is payable to JNAM.

I	"Other Expenses" includes an Administrative Fee of 0.15% which is payable to JNAM.

J	"Other Expenses" includes an Administrative Fee of 0.20% which is payable to JNAM.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the guaranteed fixed account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor premium tax charges are reflected in the example. The example also assumes that your investment has a 5% return on assets each year whether you surrender or maintain the Contract since there is no withdrawal charge.

The following example includes maximum Fund fees and expenses and the cost if you select the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$599	$1,779	$2,934	$5,722

If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$599	$1,779	$2,934	$5,722

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$599	$1,779	$2,934	$5,722

The example does not represent past or future expenses. Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information. Information about the values of Accumulation Units can be found in Appendix E. The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges, including any optional endorsement charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of the value of Accumulation Units. Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above.

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information. The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company’s ability to meet its contractual obligations under the Contracts. Jackson’s financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center. Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

The fixed and variable annuity Contract offered by Jackson is a Contract between you, the owner, and Jackson, an insurance company. The Contract provides a means for allocating on a tax-deferred basis in the guaranteed fixed account, as may be made available by us, or as may be otherwise limited by us, the GMWB Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected), as may be made available by us, or as may be otherwise limited by us, and the Investment Divisions. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The Contract, like all deferred annuity contracts, has two phases: (1) the accumulation phase, and (2) the income phase. Withdrawals under a non-qualified contract will be taxable on an “income first” basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis. Income payments under either a non-qualified contract or a tax-qualified contract will be taxable except to the extent that they represent a partial repayment of the investment in the Contract.

The Contract offers guaranteed fixed account options, as may be made available by us, or as may be otherwise limited by us. The guaranteed fixed account options each offer a minimum interest rate that is guaranteed by Jackson for the duration of the guaranteed fixed account period. While your money is in a guaranteed fixed account, the interest your money earns and your principal are guaranteed by Jackson. The value of a guaranteed fixed account may be reduced if you make a withdrawal prior to the end of the guaranteed fixed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed fixed account, your payments will remain level throughout the entire income phase.

In addition to the guaranteed fixed account, there is a GMWB Fixed Account. The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB. If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. For more information regarding the GMWB Fixed Account, please see below.

The Contract also offers Investment Divisions. The Investment Divisions are designed to offer the potential for a higher return than the guaranteed fixed account. However, this is not guaranteed. It is possible for you to lose your money. If you put money in the Investment Divisions, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

As the owner, you can exercise all the rights under the Contract. You and your spouse can be joint owners. You can assign the Contract at any time during your lifetime but Jackson will not be bound until it receives written notice of the assignment (there is an assignment form). An assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Annuity Service Center for help and more information.

The Contracts described in this prospectus are flexible premium deferred annuity contracts. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company.

JACKSON

Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson is ultimately a wholly owned subsidiary of Prudential plc (London, England). Prudential plc is also the ultimate parent of PPM America, Inc. a sub-adviser for certain of the Funds. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. JNAM is located at 225 West Wacker Drive, Chicago, IL 60606.

Jackson has responsibility for administration of the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Contract Owner and the number and type of Contracts issued to each Contract Owner, and records with respect to the value of each Contract.

Jackson is working to provide documentation electronically. When this program is available, Jackson will, as permitted, forward documentation electronically. Please contact Jackson’s Annuity Service Center for more information.

THE GUARANTEED FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to a guaranteed fixed account option and/or the GMWB Fixed Account will be placed with other assets in Jackson’s General Account. Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum withdrawal benefits. The guaranteed fixed account and the GMWB Fixed Account are not registered with the SEC and the SEC does not review the information we provide to you about them. Disclosures regarding the guaranteed fixed account options and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Your Contract contains a more complete description of the available guaranteed fixed account options and the GMWB Fixed Account, as supplemented by our administrative requirements relating to transfers. Both the availability of, and transfers into and out of, the guaranteed fixed account and the GMWB Fixed Account, may be subject to contractual and administrative requirements. Accordingly, before purchasing a Contract, you should consult your Jackson representative with respect to their current availability limitations.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account. The GMWB Fixed Account is available only in conjunction with the purchase of the Lifeguard Select GMWB or the LifeGuard Select with Joint Option GMWB. If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract

Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract’s provisions. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account. These automatic transfers will not count against the 25 free transfers in a Contract Year. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding LifeGuard Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 137. For More detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 149.

THE SEPARATE ACCOUNT

The Jackson National Separate Account III was established by Jackson on October 23, 1997, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC. The assets of the separate account legally belong to Jackson and the obligations under the Contracts are obligations of Jackson. However, the Contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the Contracts and not against any other Contracts Jackson may issue.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The separate account is divided into Investment Divisions. Jackson does not guarantee the investment performance of the separate account or the Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 99 Investment Divisions, the guaranteed fixed account and the GMWB Fixed Account at any one time. Each Investment Division purchases the shares of one underlying fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the guaranteed fixed account options and the GMWB Fixed Account. However, this is not guaranteed. It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

This prospectus describes the Investment Divisions that we currently offer under the Contract. Certain broker-dealers selling the Contracts may limit the Investment Divisions that are available to their customers. Please contact your representative for a list of Investment Divisions currently available through your broker-dealer. Investment Divisions that are not available through your broker-dealer may be available through other broker-dealers, but to access them you may need to terminate your relationship with your broker-dealer and provide us with satisfactory evidence of termination. Please consider these potential limitations before purchasing the Contract.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust for more information.

JNL/American Funds Moderate Growth Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL/DFA Growth Allocation Fund

JNL/DFA Moderate Growth Allocation Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Index 5 Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Growth Allocation Fund

Important information regarding the following closed Investment Divisions:
As of August 29, 2011 (“the Effective Date”), the Investment Divisions investing in the JNL/Goldman Sachs Emerging Markets Debt Fund; and JNL/Mellon Capital Global Alpha Fund (the JNL/AQR Managed Futures Strategy Fund effective April 27, 2015) stopped accepting any additional allocations or transfers. As of August 13, 2018 (the “Effective Date”), the Investment Division investing in the JNL/PPM America Small Cap Value Fund stopped accepting any additional allocations or transfers. These Investment Divisions are collectively referred to as the “Divisions”. If as of the applicable Effective Date you had an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to include the Divisions under the program based on your then existing election until you revise or terminate the automatic program. Any change to the then existing automatic program is not permitted if you wish to continue to include an allocation to the Division under the program. The Divisions are not available for any new or revised allocation instructions under any automatic program. If you have allocation instructions for future Premium payments on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division. If you have not chosen a replacement Investment Division and make a subsequent Premium payment, all such allocations to any of the Divisions prior to our receipt of new allocation instructions from you will be allocated to the JNL/WMC Government Money Market Investment Division. Your representative can assist you in subsequently reallocating the Contract Value in the JNL/WMC Government Money Market Investment Division to any other available investment option. If you have a Select Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your allocation instructions for future Premium payments, described above. Therefore, when you change your allocation instructions for future Premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new allocation instructions, the automatic transfers will continue to be based on your existing instructions. Amounts invested in any of the Divisions as of the applicable Effective Date will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of any of the Divisions, you will not be able to transfer back in.

The names of the Funds that are or were previously available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/American Funds Balanced Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term through exclusive investment in Class 1 shares of the American Funds Insurance Series® - Asset Allocation FundSM (“Master Fund”). The Master Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Fund expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash.

JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-

paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Capital Income Builder Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks to provide both a level of current income exceeding the average yield on U.S. stocks generally and to provide a growing stream of income over the years by investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Capital Income Builder FundSM (“Master Fund”), with a secondary objective to provide growth of capital. The Master Fund normally will invest at least 90% of its assets in income-producing securities (with at least 50% of its assets in common stocks and other equity securities).

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Bond FundSM (“Master Fund”). The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in growth-oriented common stocks and other equity-type securities of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth-Income FundSM (“Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series ® – International Fund SM (“Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World Fund® (“Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master

Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL/Vanguard Capital Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and PRIMECAP Management Company, investment adviser to the Master Fund)
Seeks long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund Capital Growth Portfolio (“Master Fund”). The Master Fund invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Master Fund consists predominantly of large- and mid-capitalization stocks.

JNL/Vanguard Equity Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Wellington Management Company LLP and The Vanguard Group, Inc., investment advisers to the Master Fund)
Seeks to provide an above-average level of current income and reasonable long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund Equity Income Portfolio (“Master Fund”). The Master Fund invests mainly in common stocks of mid-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation.

JNL/Vanguard International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc., investment advisers to the Master Fund)
Seeks to provide long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund International Portfolio (“Master Fund”). The Master Fund invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets in countries across developed and emerging markets. In selecting stocks, the Master Fund’s investment advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential.

JNL/Vanguard Small Company Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and ArrowMark Colorado Holdings, LLC, and The Vanguard Group, Inc., investment advisers to the Master Fund)
Seeks to provide long-term capital appreciation through exclusive investment in the shares of the Vanguard Variable Insurance Fund Small Company Growth Portfolio (“Master Fund”). Under normal circumstances the Master Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) primarily in common stocks of small companies. These companies tend to be unseasoned but are considered by the Master Fund advisers to have superior growth potential. Also, these companies often provide little or no dividend income.

JNL Aggressive Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-30% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth and current income by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 60%-90% of its assets to Underlying Funds that invest primarily in equity securities, 0%-40% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Institutional Alt 25 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class I shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 75% of its assets to traditional investment categories and approximately 25% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class I shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust, and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 50% of its assets to traditional investment categories and approximately 50% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Moderate Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth, and secondarily, current income by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 40%-80% of its assets to Underlying Funds that invest primarily in equity securities, 20%-60% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Multi-Manager Mid Cap Fund
Jackson National Asset Management, LLC (and Champlain Investment Partners, LLC, ClearBridge Investments, LLC, and Victory Capital Management, Inc.)
Seeks long-term total return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of mid-capitalization growth and value strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Growth Fund
Jackson National Asset Management, LLC (and Chicago Equity Partners, LLC, Granahan Investment Management, Inc., Kayne Anderson Rudnick Investment Management, LLC, and Victory Capital Management Inc.)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of small cap growth strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Value Fund
Jackson National Asset Management, LLC (and Congress Asset Management, LLP, Chicago Equity Partners, LLC, Cooke & Bieler L.P., and WCM Investment Management)
Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of small cap value strategies managed by five unaffiliated investment managers.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of either the American Funds Insurance Series® (“AFIS”) or the American Funds R6 mutual fund share class. Not all Funds of the American Funds are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 60%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-40% of its assets to Underlying Funds that invest primarily in fixed-income securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL/American Funds Moderate Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of either the American Funds Insurance Series® (“AFIS”) or the American Funds R6 mutual fund share class. Not all Funds of the American Funds are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 40%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-60% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/AQR Large Cap Relaxed Constraint Equity Fund
Jackson National Asset Management, LLC (AQR Capital Management, LLC)
Seeks long-term capital appreciation by investing in a broad mix of equity securities that aims to produce long-term capital appreciate in excess of the MSCI USA Index (“Index”). The Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities or equity related instruments of large-capitalization companies, which the sub-adviser generally considers to be those companies with market capitalizations within the range of the Index at the time of purchase.

JNL/AQR Managed Futures Strategy Fund (Please Note: The Investment Division investing in the JNL/AQR Managed Futures Strategy Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and AQR Capital Management, LLC)
Seeks positive absolute returns by investing primarily in a portfolio of futures contracts, futures-related instruments, and equity swaps. Equity swaps include, but are not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, global developed fixed-income futures, bond futures and swaps on bond futures and may also invest in commodity futures and swaps on commodity futures.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world. Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Global Natural Resources Fund
Jackson National Asset Management, LLC (and BlackRock International Ltd.)
Seeks long-term capital growth by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The Fund may invest in securities of issuers with any market capitalization. There are no geographic limits on the Fund’s investments.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.0 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/Boston Partners Global Long Short Equity Fund
Jackson National Asset Management, LLC (and Boston Partners Global Investors, Inc.)
Seeks long-term growth of capital by investing in stocks identified by the sub-adviser as undervalued and takes short positions in stocks that the sub-adviser has identified as overvalued. The Fund will invest, both long and short, primarily in equity securities issued by U.S. and non-U.S. companies of any market capitalization size.

JNL/Causeway International Value Select Fund
Jackson National Asset Management, LLC (and Causeway Capital Management LLC)
Seeks long-term growth of capital income and income by investing, under normal circumstances, in common stocks of companies located in developed countries outside the U.S. The Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in stocks of companies located in a number of foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares.

JNL/ClearBridge Large Cap Growth Fund
Jackson National Asset Management, LLC (and ClearBridge Investments, LLC)
Seeks long-term capital growth by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities or other equity investments with similar economic characteristics of U.S. companies with large market capitalizations.

JNL/Crescent High Income Fund
Jackson National Asset Management, LLC (and Crescent Capital Group, LP)
Seeks high current income with capital appreciation by investing primarily in high yield fixed-income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed to be below investment grade by the sub-adviser. Below investment grade fixed-income securities are commonly referred to as “junk bonds.”

JNL/DFA Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc. and Dimensional Investment Group Inc. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 60% to 100% (with a target allocation of approximately 80%) of the Fund’s assets to domestic and international equity Underlying Funds and 0% to 40% (with a target allocation of approximately 20%) of its assets to fixed-income Underlying Funds.

JNL/DFA Moderate Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks total return consisting of capital appreciation and current income by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are part of DFA Investment Dimensions Group, Inc. and Dimensional Investment Group Inc. To achieve its investment objective, the Fund allocates its assets to Underlying Funds that invest in equity and fixed-income securities. Generally, the Fund invests its assets in domestic and international equity Underlying Funds and fixed-income Underlying Funds to achieve an allocation of approximately 40% to 80% (with a target allocation of approximately 60%) of the Fund’s assets to domestic and international equity Underlying Funds and 20% to 60% (with a target allocation of approximately 40%) of its assets to fixed-income Underlying Funds. The Fund may also invest in the Class I shares of the JNL/DFA International Core Equity Fund.

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.

JNL/DoubleLine® Core Fixed Income Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks to maximize current income and total return by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/DoubleLine® Emerging Markets Fixed Income Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks high total return from current income and capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in fixed-income instruments. These fixed-income instruments include but are not limited to securities issued or guaranteed by companies (including foreign hybrid securities), financial institutions and government entities in emerging market countries and other securities bearing fixed or variable interest rates of any or no maturity.

JNL/DoubleLine® Shiller Enhanced CAPE® Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks total return (capital appreciation and current income) which exceeds the total return (capital appreciation and current income) in excess of the Shiller Barclays CAPE® US Sector TR USD Index. The Fund will seek to use derivatives, or a combination of derivatives and direct investments to provide a return that tracks closely the performance of the Index. The Fund will also invest in a portfolio of debt securities to provide additional long-term total return.

JNL/First State Global Infrastructure Fund
Jackson National Asset Management, LLC (and Colonial First State Asset Management (Australia) Limited)
Seeks total return through growth of capital and inflation-protected income by investing, under normal market conditions, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in publicly traded equity securities of infrastructure companies. The Fund will typically invest in U.S. and non-U.S. (foreign markets), which may include developing and emerging market countries.

JNL/FPA + DoubleLine® Flexible Allocation Fund
Jackson National Asset Management, LLC (DoubleLine Capital LP, First Pacific Advisors, LP and Ivy Investment Management Company)
Seeks to provide total return by allocating among a variety of alternative strategies managed by three unaffiliated sub-advisers. Each of the sub-advisers generally provides day-to-day management for a portion of the Fund’s assets.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class I shares of a diversified group of other Funds: JNL/Franklin Templeton Income Fund; JNL/Franklin Templeton Global Fund; and, JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”). The Fund allocates approximately 33 1/3% of its assets and cash flow among the Underlying Funds. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

JNL/Franklin Templeton Global Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)
Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets. The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular regions, such as Europe, or sectors, such as healthcare and financial institutions.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains. Under normal market conditions the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. The Fund’s assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities. The equity securities in which the Fund invests consist primarily of common stock. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in investments of smaller companies, located outside of the U.S., including those of emerging or developing markets. For this Fund, smaller companies are defined as those that, at the time of purchase of the investment, have market capitalizations that do not exceed the greater of (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index or the All Country World ex US (ACWIxUS) Small Cap Index.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)
Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income. The Fund, under normal market conditions, invests primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of current income, with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed-income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.

JNL/Goldman Sachs Emerging Markets Debt Fund (Please Note: The Investment Division investing in the JNL/Goldman Sachs Emerging Markets Debt Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in (i) sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in any currency; and/or (ii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Emerging market countries include but are not limited to those considered to be developing by the World Bank. Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.

JNL/GQG Emerging Markets Equity Fund
Jackson National Asset Management, LLC (and GQG Partners, LLC)
Seeks long-term capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes), in equity securities of emerging market companies.

JNL/Harris Oakmark Global Equity Fund
Jackson National Asset Management, LLC (and Harris Associates L.P.)
Seeks capital appreciation by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of common stocks of U.S. and non-U.S. companies. The Fund invests in the securities of companies located in at least three countries.

JNL/Heitman U.S. Focused Real Estate Fund
Jackson National Asset Management, LLC (and Heitman Real Estate Securities LLC)
Seeks to achieve long-term total return by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities issued by real estate companies operating in the United States, including real estate investment trusts (“REITs”). The Fund’s investments in equity securities may include common stocks, preferred stocks, and securities offered in initial public offerings (“IPOs”). The Fund may invest in these equity securities directly or indirectly through investments in other investment companies, including exchange-traded funds (“ETFs”). The Fund defines a real estate company as any company that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate.

JNL/Invesco China-India Fund
Jackson National Asset Management, LLC (and Invesco Hong Kong Limited)
Seeks long-term capital growth by investing normally 80% of its assets (net assets plus the amount of any borrowings made for investment purposes), in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the Greater China region (including mainland China, Hong Kong, Macau and Taiwan) and India.

JNL/Invesco Diversified Dividend Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital and, secondarily, current income by investing primarily in dividend-paying equity securities. The principal type of equity security in which the Fund invests is common stock.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)
Seeks high total return by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities of real estate and real estate-related companies, including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities. The companies will be located in at least three different countries, including the U.S.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S. The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities of small-capitalization companies. The Fund invests primarily in equity securities, the principal type of equity security in which the Fund invests is common stock. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 ® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/JPMorgan Hedged Equity Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities. The Fund uses an “enhanced index” strategy to invest in these equity securities, which primarily consist of common stocks of medium to large capitalization U.S. companies. The Fund will also systematically purchase and sell exchange-traded put options and sell exchange-traded call options, employing an options overlay known as a “put/spread collar” strategy. The options may be based on the Index or on exchange-traded funds (“ETFs”) that replicate the Index (“S&P 500 ETFs”).

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in U.S. Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, and repurchase agreements related to the principal investments. The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard Emerging Markets Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries. The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Mellon Capital 10 x 10 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation and income by investing in Class I shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital JNL 5 Fund;

➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	10% in the JNL/Mellon Capital Small Cap Index Fund;

➢	10% in the JNL/Mellon Capital International Index Fund; and

➢	10% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to match the performance of the Bloomberg Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in fixed-income securities. The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Mellon Capital Consumer Staples Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Consumer Staples Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the consumer staples sector to the extent such industries are represented in the Index.

JNL/Mellon Capital Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the securities that comprise the Index.

JNL/Mellon Capital European 30 Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to provide capital appreciation by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Index 5 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class I shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	20% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	20% in the JNL/Mellon Capital Small Cap Index Fund;

➢	20% in the JNL/Mellon Capital International Index Fund; and

➢	20% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Industrials Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Industrials Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the industrials sector to the extent such industries are represented in the Index.

JNL/Mellon Capital International Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to match the performance of the MSCI Europe Australia Far East (“MSCI EAFE”) Index. The Fund invests in international equity securities attempting to match the characteristics of each country within the index. Under normal circumstances the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Materials Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Materials Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the materials sector to the extent such industries are represented in the Index.

JNL/Mellon Capital MSCI KLD 400 Social Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to track the investment results of the MSCI KLD 400 Social Index, which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance characteristics.

JNL/Mellon Capital Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital Real Estate Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Real Estate Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the real estate sector to the extent such industries are represented in the Index.

JNL/Mellon Capital S&P 1500 Growth Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to match the performance of the S&P 1500® Growth Index. The Fund is constructed to mirror the S&P 1500® Growth Index to provide long-term capital growth. Under normal circumstances the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 1500 Growth Index (“Index”) in proportion to their market capitalization weighting in the Index.

JNL/Mellon Capital S&P 1500 Value Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to match the performance of the S&P 1500® Value Index. The Fund is constructed to mirror the S&P 1500® Value Index to provide long-term capital growth. Under normal circumstances the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 1500 Value Index (“Index”) in proportion to their market capitalization weighting in the Index.

JNL/Mellon Capital S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to match the performance of the S&P MidCap 400 Index. The Fund invests in equity securities of medium capitalization-weighted domestic corporations. Under normal circumstances the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to match the performance of the S&P 500® Index. The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to match the performance of the S&P SmallCap 600 Index and provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the S&P SmallCap 600 Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Capital Utilities Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Utilities Index in proportion to their market capitalization weighting in the MSCI USA IMI Utilities Index.

JNL/MFS Mid Cap Value Fund
Jackson National Asset Management, LLC (and Massachusetts Financial Services Company d/b/a MFS Investment Management)
Seeks capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in issues with medium market capitalizations.

JNL/Morningstar Wide Moat Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to provide total return by tracking the performance, net of expenses, of the Morningstar® Wide Moat Focus IndexSM (“Index”). The Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Investment Advisers LLC)
Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)
Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid-capitalization and large-capitalization companies.

JNL/PIMCO Income Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing, under normal circumstances, at least 65% of its total assets in a multi-sector portfolio of Fixed-Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in income-producing floating rate instruments, including floating rate loans and other floating rate investments, floating rate notes, other floating rate debt securities, structured products, (including, commercial mortgage-backed securities, asset-backed securities, and collateralized loan obligations which are debt securities typically issued by special purpose vehicles and secured by loans), and repurchase agreements.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in (net assets plus the amount of any borrowings made for investment purposes) high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments rated below BBB- by S&P or have an equivalent rating by a nationally recognized statistical rating organization (“NSRSO”), or, if unrated, determined to be of comparable quality. The Fund may also invest 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities.

JNL/PPM America Small Cap Value Fund (Please Note: The Investment Division investing in the JNL/PPM America Small Cap Value Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities.

JNL/PPM America Total Return Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The Fund may also invest in derivative instruments.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of U.S. companies. Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase. At least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) will be invested, under normal circumstances, in a diversified portfolio of equity securities of U.S. companies.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the Class I shares of the following four Underlying Funds on a specific date each year:

➢	25% in JNL/S&P Competitive Advantage Fund;

➢	25% in JNL/S&P Dividend Income & Growth Fund;

➢	25% in JNL/S&P Intrinsic Value Fund; and

➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Investments Corporation)
Seeks capital appreciation by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Investments Corporation)
Seeks primarily capital appreciation with secondary focus on current income by investing in the stock of 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by Standard & Poor’s Investment Advisory Services LLC.

JNL/S&P International 5 Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Investments Corporation)
Seeks capital appreciation by investing in the common stock of foreign companies that are identified by a model strategy comprised of five underlying strategies. The Fund allocates all of its net assets in the following strategies:

➢	S&P Asia Pac Ex Japan Strategy

➢	S&P Canada Strategy

➢	S&P Europe Strategy

➢	S&P Japan Strategy

➢	S&P Middle East Strategy

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Investments Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 45 to 60 distinct companies) included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)
Seeks capital growth by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates up to 80%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-20% to Underlying Funds that invest primarily in fixed-income securities and 0%-10% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)
Seeks current income, with capital growth as a secondary objective, by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 10%-30% of its assets to Underlying Funds that invest primarily in equity securities, 70%-90% to Underlying Funds that invest primarily in fixed-income securities and 0%-30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)
Seeks capital growth, with current income as a secondary objective, by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)
Seeks current income and capital growth by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 30%-50% of its assets to Underlying Funds that invest primarily in equity securities, 50%-70% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC)
Seeks capital growth and current income by investing in Class I Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 50%-70% of its assets to Underlying Funds that invest primarily in equity securities, 30%-50% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Mid 3 Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Investments Corporation)
Seeks capital appreciation by investing in common stocks of companies that are identified by a model based on three separate investment strategies. Under normal circumstances, the Fund invests approximately 1/3 of its net assets in the following strategies:

➢	MID Competitive Advantage Strategy;

➢	MID Intrinsic Value Strategy; and

➢	MID Total Equity Yield Strategy.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Investments Corporation)
Seeks capital appreciation by investing in the stock of 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500® Index that generate positive cash flow and have a strong track record, as determined by Standard & Poor’s Investment Advisory Services LLC of returning cash to investors, such as through dividends, share repurchases or debt retirement.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing generally in common stocks of large-capitalization companies. The sub-adviser generally seeks investments in stocks of large-capitalization companies, which the Sub-Adviser defines as a company whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, and that has one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc. and Mellon Investments Corporation)
Seeks long-term growth of capital by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities, including securities in emerging markets. Normally, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in bonds. The Fund will only purchase securities that are rated within one of the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued. Stock holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities, including securities that are economically tied to emerging markets. Income is a secondary objective.

JNL/Vanguard Global Bond Market Index Fund
Jackson National Asset Management, LLC
Seeks a balance between current income and growth of capital by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the Vanguard Sector Bond Index Funds, Vanguard Bond Index Funds, and Vanguard Total International Bond Index Fund.

JNL/Vanguard Growth ETF Allocation Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of Underlying ETFs. Under normal market conditions, the Adviser allocates approximately 70% to 90% (with a target allocation of 80%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 10% to 30% (with a target allocation of 20%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

JNL/Vanguard International Stock Market Index Fund
Jackson National Asset Management, LLC
Seeks long-term capital appreciation by investing in shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the Vanguard FTSE All-World ex-US Index Fund, FTSE All-World ex-US Small-Cap Index Fund, Vanguard International Stock Index Funds, Vanguard Developed Markets Index Fund and Vanguard Total International Stock Index Fund.

JNL/Vanguard Moderate ETF Allocation Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of Underlying ETFs. Under normal market conditions, the Adviser allocates approximately 30% to 50% (with a target allocation of 40%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 50% to 70% (with a target allocation of 60%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

JNL/Vanguard Moderate Growth ETF Allocation Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of Underlying ETFs. Under normal market conditions, the Adviser allocates approximately 50% to 70% (with a target allocation of 60%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities and 30% to 50% (with a target allocation of 40%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

JNL/Vanguard U.S. Stock Market Index Fund
Jackson National Asset Management, LLC
Seeks long-term capital appreciation by investing in Admiral Class shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the Vanguard U.S. Stock Index Large-Capitalization Funds, the Vanguard U.S. Stock Index Small-Capitalization Funds and Vanguard U.S. Stock Index Mid-Capitalization Funds.

JNL/Westchester Capital Event Driven Fund
Jackson National Asset Management, LLC (and Westchester Capital Management, LLC)
Seeks to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. The Fund employs investment strategies designed to capture price movements generated by specific events including, but not limited to, securities of companies involved in mergers, acquisitions, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including investment-grade corporate bonds, U.S. Treasury and government agency bonds, mortgage-backed securities, asset-backed securities, and commercial-backed securities. Cash and cash equivalents are included in the fixed income fund weighting.

JNL/WMC Government Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in, under normal circumstances, at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities).

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $10 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL Variable Fund LLC

JNL/Mellon Capital Consumer Discretionary Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Consumer Discretionary Index in proportion to their market capitalization weighting in the MSCI USA IMI Consumer Discretionary Index.

JNL/Mellon Capital DowSM Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through a combination of capital appreciation and dividend income by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the thirty securities which comprise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA.

JNL/Mellon Capital Energy Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Energy Index in proportion to their market capitalization weighting in the MSCI USA IMI Energy Index.

JNL/Mellon Capital Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the MSCI USA IMI Financials Index in proportion to their market capitalization weighting in the MSCI USA IMI Financials Index.

JNL/Mellon Capital Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the MSCI USA IMI Health Care Index in proportion to their market capitalization weighting in the MSCI USA IMI Health Care Index.

JNL/Mellon Capital Information Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Information Technology Index in proportion to their market capitalization weighting in the MSCI USA IMI Information Technology Index.

JNL/Mellon Capital JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing in the securities that are identified by a model based on five different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;

➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;

➢	20% in the Global 15 Strategy, a dividend yielding strategy;

➢	20% in the 25 Strategy, a dividend yielding strategy; and

➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital MSCI World Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks to match the performance of the MSCI World Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI World Index or derivative securities economically related to the MSCI World Index. The Fund seeks to match the performance and characteristics of the MSCI EAFE Index.

JNL/Mellon Capital Nasdaq® 100 Index Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return by investing in the securities which comprise the NASDAQ-100 Index®. The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the NASDAQ 100 Index in proportion to their market capitalization weighting in the NASDAQ 100 Index.

JNL/Mellon Capital S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks capital appreciation by investing in the 30 securities that comprise the Standard & Poor’s MidCap 400 Index and 30 that comprise the Standard & Poor’s SmallCap 600 Index. The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment. The sub-adviser follows a process that attempts to select small and mid-capitalization companies that are likely to be in an earlier stage of their economic life cycle than mature large-capitalization companies.

JNL/Mellon Capital Telecommunications Sector Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the MSCI USA IMI Telecommunication Services 25/50 Index in proportion to their market capitalization weighting in the MSCI USA IMI Telecommunication Services 25/50 Index.

Jackson Variable Series Trust

JNL/American Funds® Global Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company, investment adviser to the Master Fund)
Seeks long-term growth of capital through exclusive investment in Class 1 shares of the American Funds Insurance Series® - Global Growth FundSM (the “Master Fund”). The Master Fund invests primarily in common stocks of companies around the world that have the potential for growth. As a fund that seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and foreign countries, including emerging market countries. Under normal market conditions, the Master Fund seeks to invest at least 30% of its net assets in issuers domiciled outside of the United States.

JNL/American Funds® Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management Company, investment adviser to the Master Fund)
Seeks growth of capital through exclusive investment in Class 1 shares of the American Funds Insurance Series® - Growth FundSM (the “Master Fund”). The Master Fund invests primarily in common stocks and seeks to invest in companies that the

Master Fund’s investment adviser believes offers superior opportunities for growth of capital. The Master Fund may invest up to 25% of its assets in common stocks and other securities (including convertible and nonconvertible preferred stocks, bonds, and other debt securities) of issuers domiciled outside the U.S.

JNL Conservative Allocation Fund
Jackson National Asset Management, LLC
Seeks the generation of income through investment in other funds (the “Underlying Funds”). The Fund allocates its assets to Class I shares of Underlying Funds that invest primarily in fixed-income and other income-oriented securities (including high-yield (“junk”) bonds) of issuers in the U.S. and foreign countries, including emerging markets.

JNL iShares Tactical Growth Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in a diversified group of exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in underlying exchange-traded funds. Under normal market conditions, the Adviser allocates approximately 60% to 100% (with a target allocation of 80%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities, 0% to 40% (with a target allocation of 20%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed-income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) of the Fund’s assets to Underlying ETFs that invest primarily in alternative assets and strategies. The Adviser may also allocate the Fund’s assets to securities and derivative contracts to meet the Fund’s allocation targets.

JNL iShares Tactical Moderate Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of underlying exchange-traded funds. Under normal market conditions, the Adviser allocates approximately 20% to 60% (with a target allocation of 40%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities, 40% to 80% (with a target allocation of 60%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed-income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) of the Fund’s assets to Underlying ETFs that invest primarily in alternative assets and strategies. The Adviser may also allocate the Fund’s assets to securities and derivative contracts to meet the Fund’s allocation targets.

JNL iShares Tactical Moderate Growth Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks long-term growth of capital through investment in a diversified group of exchange-traded funds (“Underlying ETFs”). Under normal market conditions, the Fund seeks to achieve its investment objective primarily through investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified group of underlying exchange-traded funds. Under normal market conditions, the Adviser allocates approximately 40% to 80% (with a target allocation of 60%) of the Fund’s assets to Underlying ETFs that invest primarily in equity securities, 20% to 60% (with a target allocation of 40%) of the Fund’s assets to Underlying ETFs that invest primarily in fixed-income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) of the Fund’s assets to Underlying ETFs that invest primarily in alternative assets and strategies. The Adviser may also allocate the Fund’s assets to securities and derivative contracts to meet the Fund’s allocation targets.

JNL Moderate Allocation Fund
Jackson National Asset Management, LLC
Seeks a balance between the generation of income and the long-term growth of capital through investment in other funds (the “Underlying Funds”). The Fund allocates its assets to Class I shares of Underlying Funds that invest primarily in fixed-income and other income-oriented securities (including high-yield (“junk”) bonds) as well as dividend-paying equity securities of issuers in the U.S. and foreign countries, including emerging markets.

JNL/DFA U.S. Small Cap Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks long-term capital appreciation. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities of U.S. small-cap companies.

JNL/DoubleLine® Total Return Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks to maximize total return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in bonds.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Jackson National Asset Management, LLC (and Eaton Vance Management)
Seeks total return by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. Total return is defined as income plus capital appreciation. The Fund normally invests in multiple countries and may have significant exposure to foreign currencies.

JNL/Epoch Global Shareholder Yield Fund
Jackson National Asset Management, LLC (and Epoch Investment Partners, Inc.)
Seeks to provide a high level of income. Capital appreciation is a secondary objective. The Fund generally invests in a diversified portfolio consisting of equity securities of companies located throughout the world, including the U.S., that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities of dividend-paying companies across all market capitalizations.

JNL/FAMCO Flex Core Covered Call Fund
Jackson National Asset Management, LLC (and Ziegler Capital Management, LLC)
Seeks long-term capital appreciation while reducing the downside risk of equity investments by investing in a portfolio of equity securities and writing (selling) call options on at least 80% of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes). Over a market cycle, the Fund seeks to achieve its objective by investing in a portfolio consisting primarily of large capitalization common stocks of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers (including American Depositary Receipts (“ADRs”)), in each case traded on U.S. securities exchanges, and on an ongoing basis, writing (selling) covered call options.

JNL/Lazard International Strategic Equity Fund
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)
Seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in countries represented by the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index that Lazard Asset Management LLC, the Fund’s sub-adviser, believes are undervalued based on their earnings, cash flow or asset values.

JNL/Neuberger Berman Currency Fund
Jackson National Asset Management, LLC (and Neuberger Berman Investment Advisers LLC)
Seeks absolute return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in currency-related investments.

JNL/Nicholas Convertible Arbitrage Fund
Jackson National Asset Management, LLC (and Nicholas Investment Partners, L.P.)
Seeks absolute return by taking long positions in convertible bonds and short positions in common stock underlying those convertible bonds.

JNL/PIMCO Investment Grade Corporate Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards, repurchase agreements, reverse repurchase agreements or loan participations and assignments or derivatives such as options, futures contracts or swap agreements.

JNL/PPM America Long Short Credit Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation by investing at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments, including, but not limited to U.S Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics.

JNL/T. Rowe Price Capital Appreciation Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing primarily in common stocks. The Fund may also hold fixed income and other securities to help preserve principal value. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 50% of its total assets in common stocks. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund has significant flexibility to invest in a broad range of equity and fixed income securities. The Fund may invest up to 25% of its total assets in foreign securities.

JNL/The Boston Company Equity Income Fund
Jackson National Asset Management, LLC (and Mellon Investments Corporation)
Seeks total return (consisting of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities. The Fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income, including covered call strategies.

JNL/The London Company Focused U.S. Equity Fund
Jackson National Asset Management, LLC (and The London Company of Virginia, LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in common stocks of companies located in the United States. The Fund may invest in companies of any market capitalization and will typically hold a limited number of names in the portfolio.

JNL/WCM Focused International Equity Fund
Jackson National Asset Management, LLC (and WCM Investment Management)
Seeks long-term capital appreciation by investing primarily in companies outside the United States. The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in equity securities.

The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the result of such mutual funds. We cannot guarantee and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers. The Funds described are available only through variable annuity Contracts issued by Jackson. They are NOT offered or made available to the general public directly.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the summary prospectuses for the Funds and/or the prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust carefully before investing. The summary prospectuses for the Funds are attached to this prospectus. The summary prospectuses for the Funds and prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust may also be obtained at no charge by calling 1-800-644-4565 (Annuity Service Center), by writing P.O. Box 24068, Lansing, Michigan 48909-4068, or by visiting www.jackson.com. Additional Funds and Investment Divisions may be available in the future.

Voting Rights. To the extent required by law, Jackson will obtain from you and other owners of the Contracts instructions as to how to vote when the Funds solicit proxies in conjunction with a vote of shareholders. When Jackson receives instructions, we will vote all the shares Jackson owns in proportion to those instructions. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. Jackson may be required or determine in its sole discretion to substitute a different mutual Fund for the one in which the Investment Division is currently invested. This will be done with any required approval of the SEC. Jackson will give you notice of such transactions.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you selected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day, as part of our calculation of the value of the Accumulation Units and annuity units, Jackson makes a deduction for the Mortality and Expense Risk Charge. On an annual basis, this charge equals 1.35% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the guaranteed fixed account or the GMWB Fixed Account.

The Mortality and Expense Risk Charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. The mortality risks that Jackson assumes arise from our obligations under the Contracts:

•	to make income payments for the life of the annuitant during the income phase; and

•	to provide a standard death benefit prior to the Income Date.

The expense risk that Jackson assumes is the risk that our actual cost of administering the Contracts and the Investment Divisions will exceed the amount that we receive from the administration charge and the annual contract maintenance charge.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and annuity units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the guaranteed fixed account or the GMWB Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

Annual Contract Maintenance Charge. During the accumulation phase, Jackson deducts a $50 annual contract maintenance charge on each anniversary of the date on which your Contract was issued. If you make a complete withdrawal from your Contract, the annual contract maintenance charge will also be deducted. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is taken from the Investment Divisions, the guaranteed fixed account options and the GMWB Fixed Account based on the proportion their respective value bears to the Contract Value.

Jackson will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more. Jackson may discontinue this practice at any time.

Transfer Fee. A transfer fee of $25 will apply to transfers in excess of 25 in a Contract Year. Jackson may waive the transfer fee in connection with Earnings Sweep or pre-authorized automatic transfer programs and any transfers we require, or may charge a lesser fee where required by state law.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3 your beneficiary elects to receive a lump-sum payment, the amount received will be reduced by (a) minus (b) where:

(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge. If you select the 7% GMWB, in most states you will pay 0. 10% of the GWB each calendar quarter (0.40% annually). In Washington State, the charge is monthly, currently 0.035% of the GWB (0.42% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 58.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement’s effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up – subject to a maximum charge of 0.75% annually in all states offering this benefit. The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting the charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 58. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge. If you select the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, in most states you will pay 0.1125% of the GWB each Contract Quarter (0.45% annually). In Washington State, you pay the charge, currently 0.0375% of the GWB (0.45% annually), each Contract Month. In Washington State, we will waive the charge at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 61.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a Step-Up – subject to a maximum charge of 0.80% annually in states where the charge is quarterly, 0.81% annually in states where the charge is monthly.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 61. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. If you select the 5% GMWB With Annual Step-Up, in most states you will pay 0.1625% of the GWB each quarter (0.65% annually). In Washington State, the charge is monthly, currently 0.055% of the GWB (0.66% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 66.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement’s effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.1125% of the GWB each quarter (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each quarter (0.20% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each Contract Month (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.0175% of the GWB each Contract Month (0.21% annually).

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.45% annually in states where the charge is quarterly, 1.47% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 66. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge. If you select the 6% GMWB With Annual Step-Up, in most states you will pay 0.2125% of the GWB each quarter (0.85% annually). In Washington State, the charge is monthly, currently 0.0725% of the GWB (0.87% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 70.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

The charge is prorated, from the endorsement’s effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement’s effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each quarter (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each quarter (0.30% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.05% of the GWB each Contract Month (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each Contract Month (0.30% annually).

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.60% annually in states where the charge is quarterly, 1.62% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 70. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge. If you select the 5% GMWB without Step-Up, in most states you will pay 0.05% of the GWB each calendar quarter (0.20% annually). In Washington State, the charge is monthly, currently 0.0175% of the GWB (0.21% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 74.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement’s effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement’s effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each calendar quarter (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0125% of the GWB each Contract Month (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.01% of the GWB each Contract Month (0.12% annually). We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually in states where the charge is quarterly, 0.51% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 74. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner’s age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 77. With joint Owners, the charge is based on the older Owner’s age. For the Owner that is a legal entity, the charge is based on the Annuitant’s age. (With joint Annuitants, the charge is based on the older Annuitant’s age.)

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.00% ÷ 4	1.02% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
50 – 54	1.15% ÷ 4	1.17% ÷ 12	0.70% ÷ 4	0.72% ÷ 12
55 – 59	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
60 – 64	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
65 – 69	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
70 – 74	0.90% ÷ 4	0.90% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
75 – 80	0.65% ÷ 4	0.66% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement’s effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 81. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 77. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 83.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 85	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement’s effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 89. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 83. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 90.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 85	1.70% ÷ 4	1.71% ÷ 12	1.15% ÷ 4	1.17% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement’s effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 96. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 90. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 97.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 105. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 97. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 107.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 115. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 107. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 118.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 124. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 118. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 127.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 135. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 127. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 137.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.85% ÷ 4	0.87% ÷ 12
For endorsements purchased before September 28, 2009	1.20% ÷ 4	1.20% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB’s Transfer of Assets provision. For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 144.

Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 147. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 137. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 149.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85% ÷ 4	1.86% ÷ 12	1.05% ÷ 4	1.05% ÷ 12
For endorsements purchased before September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.80% ÷ 4	0.81% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB’s Transfer of Assets provision. For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 156.

Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 160. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 149. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Other Expenses. Jackson pays the operating expenses of the separate account, including those not covered by the mortality and expense and administrative charge. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached summary prospectuses for the Funds. For more information, please see the “Total Annual Fund Operating Expenses” table beginning on page 9.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson is responsible for the payment of these taxes and may make a deduction from the value of the Contract for them. Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

Income Taxes. Jackson reserves the right, when calculating unit values, to deduct a credit or charge with respect to any taxes paid by or reserved for Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law, and we are not making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“Distributor”), located at 300 Innovation Drive, Franklin, Tennessee 37067, serves as the distributor of the Contracts. Distributor also serves as distributor of other variable insurance products issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York (“Jackson of NY”).

Distributor is a wholly owned subsidiary of Jackson. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Distributor is not a member of the Securities Investor Protection Corporation (“SIPC”). For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or the Internet (http://brokercheck.finra.org).

The Contracts are offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies (each a “Financial Institution,” collectively “Financial Institutions”). No Financial Institution has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson. The Financial Institutions are responsible for delivery of various related disclosure documents and the accuracy of their oral description and suitable recommendation of the purchase of the Contracts.

Commissions are paid to Financial Institutions that sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Where lower commissions are paid up front, trail commissions may also be paid. Commissions may also be paid on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years. The Financial Institutions determine the amount of the commission that will be paid to their registered representatives. The amounts paid may vary based upon the practices of each Financial Institution.

Under certain circumstances, the Distributor and/or Jackson may make payments to Financial Institutions in addition to commissions, in connection with the sale of Jackson and Jackson of NY variable insurance products. These payments and/or reimbursements are in recognition of marketing, distribution, and/or administrative support provided by the Financial Institution and may not be offered to all Financial Institutions. The terms of these arrangements vary widely depending on, among other things, products offered; the level and type of marketing, distribution, and administrative support services provided; assets under management; and the volume of sales; and the level of access we are provided to the registered representatives of the Financial Institution. Such payments may influence Financial Institutions and/or their registered representatives to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the FINRA rules of conduct and Department of Labor (“DOL”) rules and regulations. While such compensation may be significant, it will not result in any additional direct charge by us to you.

Under these compensation structures, the Distributor and/or Jackson may make marketing allowance payments and marketing support payments to the Financial Institutions. Marketing allowance payments are payments that are designed as consideration for product placement and distribution, assets under management, and sales volume. Marketing allowance payments are generally based on a fixed percentage of annual product sales and generally range from 10 to 50 basis points (0.10% to 0.50%). Payments may also be based on a percentage of assets under management or paid as a specified dollar amount. Marketing support payments may be in the form of cash and/or non-cash compensation to or on behalf of Financial Institutions and their registered representatives, and are intended to provide us with exposure to registered representatives so that we may build relationships or educate them about product features and benefits. Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses); client and prospecting events; speaker fees; business development and educational enhancement items (such as software packages containing information for broker use, or prospecting lists); sponsorship payments for participation at conferences and meetings; and other support services, including payments to third party vendors for such services. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to applicable laws and regulations including FINRA rules of conduct and DOL rules and regulations, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items, occasional meals, and entertainment. Registered representatives may qualify for different levels of sales and service support depending on the volume of business that they do with us.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract’s mortality and expense risk charge and other charges.

The alphabetical listing below details the 20 Financial Institutions that received the largest amounts of marketing allowance payments and/or marketing support payments in 2018 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products. The total payments received by a Financial Institution is based on sales of all Jackson and Jackson of NY variable insurance products, thus a Financial Institution may appear on the list even if it is not receiving any payments with respect to sales of the Contracts. Payments to these firms ranged from approximately $475 thousand to approximately $20.5 million.

Cambridge Investment Research, Inc.
Centaurus Financial, Inc.
Commonwealth Financial Network
Lincoln Financial Advisors
LPL Financial Services
MML Investors Services, LLC
Morgan Stanley
Park Avenue Securities, LLC
Raymond James & Associates, Inc.
Royal Alliance Associates
Sagepoint Financial, Inc.
Securian Financial Services, Inc.
Securities America, Inc.
Signator Investors, Inc.
Stifel Nicolaus & Company, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.

Please see Appendix B for a complete list of Financial Institutions that received amounts of marketing allowance payments and/or marketing support payments in 2018 from the Distributor and/or Jackson in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed and may involve substantial payments on a forward going basis.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission. You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus. Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law.

Compensation is also paid to employees of the Distributor and/or Jackson who are responsible for providing services to Financial Institutions. These employees are generally referred to as “wholesalers” and may meet with Financial Institutions and/or their registered representatives to provide training and sales support. The compensation paid to the wholesalers may vary based on a number of factors, including Premium payments; types of Contracts or optional benefits (if any) sold by the Financial Institutions that the wholesaler services; wholesaler performance; and overall company performance. The wholesaler may be required to achieve internally-assigned goals related to the same type of factors and may receive bonus payments for the achievement of individual and/or company-wide goals.

The Distributor also has relationships with the sub-advisers to the various underlying Funds and their affiliates. The Distributor receives payments from some sub-advisers to assist in defraying the costs of certain promotional and marketing meetings hosted by the Distributor in which the sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser’s participation. Our affiliated Financial Institutions may have other relationships with the sub-advisers (apart from Jackson) including selling retail mutual funds managed or advised by certain sub-advisers.

All of the compensation described here, and other compensation or benefits provided by the Distributor and/or Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can create a conflict of interest as it may influence your Financial Institution and registered representative to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the Financial Institution and registered representative. You may ask your registered representative about any variations and how he or she and his or her Financial Institution are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

•	$25,000 under most circumstances

•	The maximum we accept without our prior approval is $1 million.

Minimum Additional Premiums:

•	$5,000 for a non-qualified plan Contract

•	$2,000 for a qualified plan Contract

•	$50 under the automatic payment plan

You can pay additional premiums at any time during the accumulation phase.

There is a $100 minimum balance requirement for each guaranteed fixed account and Investment Division. We reserve the right to restrict availability or impose restrictions on the guaranteed fixed account and GMWB Fixed Account. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

Allocations of Premium. When you purchase a Contract, Jackson will allocate your premium to one or more of the Allocation Options you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. The minimum amount you may allocate to a guaranteed fixed account or Investment Division is $100. Jackson will allocate additional premiums in the same way unless you tell us otherwise.

You may not allocate your Contract Values among more than 99 Investment Divisions, guaranteed fixed account options and the GMWB Fixed Account at any one time. Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB. For more detailed information regarding LifeGuard Select, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 137. For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 149.

Jackson will issue your Contract and allocate your first premium within 2 business days after we receive your first premium and all information required by us for purchase of a Contract. If we do not receive all of the required information, we will contact you to get the necessary information. If for some reason Jackson is unable to complete this process within 5 business days, we will return your money.

The Jackson business day closes when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Capital Protection Program. Jackson offers a Capital Protection program that a Contract Owner may request at issue. Under this program, Jackson will allocate enough of your premium to the guaranteed fixed account you select so that such part, based on that guaranteed fixed account’s interest rate in effect on the date of allocation, will equal at the end of a selected period of 1 or 3 years, the total premium paid. The rest of the premium will be allocated to the Investment Divisions based on your allocation. If any part of the guaranteed fixed account value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium. This program is available only if the guaranteed fixed account options are available. You should consult your Jackson representative with respect to the current availability of guaranteed fixed account options, their limitations, and the availability of the Capital Protection Program.

For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year. We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken. The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Thus, as this example demonstrates, the shorter guarantee periods require allocation of substantially all of your premium to achieve the intended result. In each case, the results will depend on the interest rate declared for the guarantee period.

The Capital Protection Program will not be available if you purchase the LifeGuard Select Guaranteed Minimum Withdrawal Benefit or the LifeGuard Select with Joint Option Guaranteed Minimum Withdrawal Benefit.

Accumulation Units. The Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the divisions. In order to keep track of the value of your Contract, Jackson uses a unit of measure called an “Accumulation Unit.” During the income phase it is called an “Annuity Unit.”

Every business day Jackson determines the value of an Accumulation Unit for each of the Investment Divisions. This is done by:

1.	determining the total amount of assets held in the particular Investment Division;

2.	subtracting any asset-based insurance charges and any other charges, such as taxes;

3.	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day. The base Contract has a different Accumulation Unit Value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit Value.

When you make a premium payment, Jackson credits your Contract with Accumulation Units. The number of Accumulation Units credited is determined at the close of Jackson’s business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between the guaranteed fixed account and an Investment Division must occur prior to the Income Date. Transfers from the guaranteed fixed account will be subject to any applicable excess interest adjustment. There may be periods when we do not offer the guaranteed fixed account, or when we impose special transfer requirements on the guaranteed fixed account. If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then Current Interest Rate for the guaranteed fixed account option. You can make 25 transfers every Contract Year without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 25 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the guaranteed fixed account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change Your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization given via an application, the Jackson website, or through other means to Jackson shall be deemed authorization by you for Jackson to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless we are notified by you to the contrary. To notify Jackson, please call us at the Service Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day’s Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by Jackson at the time and date stated on the electronic acknowledgement Jackson returns to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. Jackson will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone the Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Services Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Jackson has procedures that are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications, and other specific details. Jackson and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means which was not authorized by you. However, if Jackson fails to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

Jackson does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. Jackson also reserves the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege at any time. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the owner’s death, any telephone transfer authorization, other than by the surviving joint owners, designated by the owner ceases and Jackson will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor’s/representative’s behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•	by making either a partial or complete withdrawal,

•	by electing the systematic withdrawal program,

•	by electing a Guaranteed Minimum Withdrawal Benefit, or

•	by electing to receive income payments.

Your beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of the Contract as of the end of the business day your withdrawal request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge and charges under any optional endorsement, adjusted for any applicable excess interest adjustment. We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing. Jackson will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse Contract holder monies. To minimize the risks, the proceeds will be sent to your last recorded address in our records, to be sure to notify us, in writing with an original signature, of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed fixed account or Investment Division from which you are making the withdrawal. After your withdrawal, at least $100 must remain in each guaranteed fixed account or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. There are limitations on withdrawals from qualified plans. For more information, please see “Taxes” beginning on page 166.

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual’s particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Annual Step-Up is available only to spouses and differs from the For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which is available to spouses and unrelated parties) and enjoys the following advantages:

•
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” subsections beginning on pages 90, 107, 127 and 149.)

•
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWB has a higher charge than the For Life GMWB without the Joint Option.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The Income Date is either a date that you choose or the Latest Income Date. The Latest Income Date is generally the date on which the Owner attains age 90 under a non-qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize. To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation. After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date. Please also see “Extension of Latest Income Date” beginning on page 168 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution.

Finally, please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit’s Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate. Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix C that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract’s Issue Date, or on the date on which this endorsement is selected if after the Contract’s Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 7% GMWB cannot be canceled. If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB. The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary. If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%. However, withdrawals are not cumulative. If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year. If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal;

•	the GWB after the partial withdrawal; or

•	7% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract.

For certain tax-qualified Contracts, the 7% GMWB allows for withdrawals greater than the GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 7% GMWB, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7. Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 7% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract’s Issue Date. The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to “step-up” on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon “step-up” is the Contract Value, including any adjustments applied on the continuation date. Any subsequent “step-up” must follow the “step-up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract’s Issue Date).

Termination. The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB. The 7% GMWB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, Contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) until the earlier of:

•	The Owner’s (or any joint Owner’s) death;

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled. At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, this GMWB might be continued by a spousal Beneficiary. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract. Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, no death benefit is payable.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add this GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract’s Issue Date. This GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB. Your spouse may elect to Step-Up on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon Step-Up is the Contract Value, including any adjustments applied on the continuation date. Any subsequent Step-Up must follow the Step-Up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract’s Issue Date).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The first date both the GWB and the Contract Value equals zero; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB. The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract’s Issue Date, or on the date on which this endorsement is selected if after the Contract’s Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. The 5% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB With Annual Step-Up cannot be canceled. If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract’s required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees. Examples 4, 5, and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal, or

•	the GWB after the partial withdrawal, or

•	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7. Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up. Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement’s effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above. In addition, the GWB can never be more than $5 million with a Step-Up. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract’s death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB With Annual Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the Contract’s Issue Date. Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up. The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract’s Issue Date, or on the date on which this endorsement is selected if after the Contract’s Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 6% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 6% GMWB With Annual Step-Up cannot be canceled. If you select the 6% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 6% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%. However, withdrawals are not cumulative. If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year. If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract’s required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees. Examples 4, 5, and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your contract before March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal, or

•	the GWB after the partial withdrawal, or

•	6% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.

If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7. Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 6% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up. Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement’s effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above. In addition, the GWB can never be more than $5 million with a Step-Up. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract’s death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract’s Issue Date. Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up. The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”). The following description is supplemented by some examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract’s Issue Date, or on the date on which this endorsement is selected if after the Contract’s Issue Date, a 5% GMWB without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 5% GMWB without Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB without Step-Up cannot be canceled. If you select the 5% GMWB without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 5% GMWB without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C). The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB without Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal; or

•	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

For certain tax-qualified Contracts, the 5% GMWB without Step-Up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement’s guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7. Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB Without Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB without Step-Up, the Contract’s death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB without Step-Up endorsement already applies to the Contract, the 5% GMWB without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Contract Anniversaries will continue to be based on the anniversary of the original Contract’s Issue Date. Upon spousal continuation of a Contract without the 5% GMWB without Step-Up, if the 5% GMWB without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB without Step-Up. The 5% GMWB Without Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB without Step-Up.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner’s 65th birthday (or with joint Owners, the oldest Owner’s 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. (See Example 1 in Appendix C.) The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMDs without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable–	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement’s effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner’s death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable.

Spousal Continuation. In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner’s death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.
Annuitization.
Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.
The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.

●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner’s (if joint Owners, the oldest Owner’s) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. (See Example 1 in Appendix C.) The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue. Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement’s effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change

Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable.

Spousal Continuation. In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner’s death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of death. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 10 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant’s life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. (See Example 1 in Appendix C.) The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue. Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement’s effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the contract is still in the accumulation phase. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.

◦	Contract Anniversaries will continue to be based on the original Contract’s Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of death. The GAWA percentage will not change on future Step-Ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary’s eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner’s attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable.

Spousal Continuation. In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner’s death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner’s (or oldest joint Owner’s) attained age on the continuation date. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.
Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.

● If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

● The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
● The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2008. At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033. (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
● The tenth Contract Anniversary after the effective date of the endorsement;
● The Contract Anniversary on or immediately following the Owner’s (if joint Owners, the oldest Owner’s) 81st birthday; or
● The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other

Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant’s life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable–	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above. The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the original Contract’s Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the continuation date. The GAWA percentage will not change on future Step-Ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary’s eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract

Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.

The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2008. At that time, the bonus period is scheduled to expire on December 1, 2018 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2011), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2021. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2023 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2023, and would be scheduled to expire on December 1, 2033. (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest Covered Life’s 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment. This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

•	The Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday,

Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner’s attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner’s attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).
Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner’s death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable.

Spousal Continuation. In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner’s death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner’s (or oldest joint Owner’s) attained age on the continuation date. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract

Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.

The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant’s life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement’s effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.
Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB’s effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life’s attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner’s Death. The Contract’s death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information at the beginning of this GMWB Section regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the original Contract’s Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life’s attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the continuation date. The GAWA percentage will not change on future Step-Ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary’s eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets. This GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner’s life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant’s life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary. At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days’ prior to the Contract Anniversary. This GMWB may also be terminated by a Beneficiary who is the Owner’s spouse, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB (i) from an Owner that is a natural person to a trust, if that individual and the Annuitant are the same person or (ii) when the Owner is a legal entity, to another legal entity or the Annuitant, provided these changes are not taxable events under the Code. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void. However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner’s attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year. The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to :

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

•    For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment. (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment” and the “GWB Adjustment”.) If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner’s (or oldest joint Owner’s) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the 200% GWB adjustment is recalculated to equal the

200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB’s effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB’s effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB adjustment. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB’s Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50% (1.20% if this endorsement is added to the Contract before September 28, 2009). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract’s death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract’s basic death benefit or any optional death benefit. The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix D. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB’s guarantees. By electing this GMWB, you are giving control to us of all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/guaranteed fixed account option in proportion to their current value. Transfers from guaranteed fixed account options will be subject to an excess interest adjustment, if applicable. There is no excess interest adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix D for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB’s benefits). In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix C. Please also see the Transfer of Assets Methodology in Appendix D, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/guaranteed fixed account options. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA. If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and guaranteed fixed account options according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 25 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract’s provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner’s (or oldest joint Owner’s) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit.

Spousal Continuation. In the event of the Owner’s death (or the first Owner’s death with joint Owners), the Beneficiary who is the Owner’s spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner’s death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GMWB death benefit is void and will not be included in the continuation adjustment.

◦	The GWB adjustment provisions are void.

◦	The Bonus provision is void.

◦	Step-Ups will continue as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦	The Liability factors for the transfer of assets formulas (see Appendix D) will continue to be based on the duration since the effective date of the GMWB endorsement.

◦	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of death.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated).

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company’s receipt of the Owner’s request for termination in Good Order;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner’s death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner’s (or oldest joint Owner’s) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract’s Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner’s spouse regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

In such cases, the Owners cannot be subsequently changed (except in the limited circumstances discussed below), and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant’s life who dies last. We will allow changes (a) from joint individual ownership of non-qualified Contracts to ownership by the types of legal entities that we permit, or (b) changes of ownership from such a legal entity to the Annuitants or to another such legal entity; however, we do not allow these ownership changes if they are a taxable event under the Code, and no changes of Annuitant subsequent to any such change are allowed. For Contracts purchased in the state of Oregon, other ownership changes may be permitted, however any ownership change not specifically described above as a permitted change, will result in termination of the GMWB.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract’s accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement’s terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days’ prior to the Contract Anniversary. This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner’s death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days’ prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life’s attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner’s death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life’s attained age at the time of the first withdrawal. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB, if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year. The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract’s RMD without compromising the endorsement’s guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

•    For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract’s standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 166.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of either Covered Life’s falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code’s RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the Contract Year (ending June 30, 2020) is $10. The RMDs for calendar years 2019 and 2020 are $14 and $16, respectively.

If the Owner withdraws $7 in the first and second halves of calendar year 2019 and $8 in the first and second halves of calendar year 2020, then at the time the withdrawal in the first half of calendar year 2019 is taken, the Owner will have withdrawn $15 in the Contract Year running from July 1, 2019 to June 30, 2020. Because the sum of the Owner’s withdrawals for the Contract Year running from July 1, 2019 to June 30, 2020 is less than the greater of the RMDs for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1949, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2019 RMD) until March 30, 2020, he may still take the 2020 RMD before the next Contract Year begins on June 30, 2020 without an adverse recalculation of the GWB and GAWA. However, if he takes his second RMD (the 2020 RMD) after June 30, 2020, he should wait until the following Contract Year begins on July 1, 2021 to take his third RMD (the 2021 RMD) because, except for the calendar year in which RMDs begin, withdrawing two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the total of the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment. (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment” and the “GWB Adjustment”.) If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life’s 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB’s effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB’s effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB’s effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400%

GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB adjustment will be of no benefit. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both Covered Lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB’s Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86% (1.50% if this endorsement is added to the Contract before September 28, 2009). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract’s death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract’s basic death benefit or any optional death benefit. The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix D. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB’s guarantees. By electing this GMWB, you are giving control to us of all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/guaranteed fixed account option in proportion to their current value. Transfers from guaranteed fixed account options will be subject to an excess interest adjustment, if applicable. There is no excess interest adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix D for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB’s benefits). In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix C. Please also see the Transfer of Assets Methodology in Appendix D, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/guaranteed fixed account options. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA. If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and guaranteed fixed account options according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 25 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract’s provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life’s attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit.

Spousal Continuation. In the event of the Owner’s (or either joint Owner’s) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary’s election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.

If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The applicable GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment provisions are null and void.

◦
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules above. The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base Step-Up, or the youngest Covered Life’s attained age, as applicable.

If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the Contract’s Issue Date.

◦
The Liability factors for the transfer of assets formulas (see Appendix D) will continue to be based on the youngest Covered Life’s attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

◦	If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age.

◦
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age on the continuation date.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary’s eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 165.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company’s receipt of the Owner’s request for termination in Good Order;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner’s death (or the first Owner’s death with joint Owners), unless the Beneficiary who is the Owner’s spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life’s attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 57 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life’s 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life. If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract’s Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix C illustrates the consequences of a withdrawal preceding a Step-Up. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive. In addition, withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty. You may also be subject to an excess interest adjustment.

If your Contract contains the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMWB Fixed Account. A specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

We reserve the right to discontinue offering this program in the future.

Suspension of Withdrawals or Transfers. Jackson may be required to suspend or delay withdrawals or transfers from an Investment Division when:

a)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

b)	trading on the New York Stock Exchange is restricted;

c)	an emergency exists so that it is not reasonably practicable to dispose of securities in the separate account or determine the division value of its assets; or

d)	the SEC, by order, may permit for the protection of owners.

The applicable rules and regulations of the SEC will govern whether the conditions described in (b) and/or (c) exist.

Jackson has reserved the right to defer payment for a withdrawal or transfer from the guaranteed fixed account and GMWB Fixed Account for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your Contract. The Income Date is the day on which those payments begin. You can choose the Income Date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least 7 days before the Income Date. You must give us notice 7 days before the scheduled Income Date. Income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation. However, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday. Additionally, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose whether payments will come from the guaranteed fixed account, the Investment Divisions or both. Unless you tell us otherwise, your income payments will be based on the Allocation Options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $50 and state law permits, Jackson may set the frequency of payments so that the first payment would be at least $50.

Income Payments from Investment Divisions. If you choose to have any portion of your income payments come from the Investment Division(s), the dollar amount of your payment will depend upon three things:

1.	the value of your Contract in the Investment Division(s) on the Income Date;

2.	the 3% assumed investment rate used in the annuity table for the Contract; and

3.	the performance of the Investment Divisions you selected.

Jackson calculates the dollar amount of the first income payment that you receive from the Investment Divisions. We then use that amount to determine the number of annuity units that you hold in each Investment Division. The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an Investment Division by the annuity unit value for that Investment Division.

The number of annuity units that you hold in each Investment Division does not change unless you reallocate your Contract Value among the Investment Divisions. The annuity unit value of each Investment Division will vary based on the investment performance of the Fund. If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal. If the actual investment performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

Income Options. The annuitant is the person whose life we look to when we make income payments. (Each description assumes that you are the owner and annuitant.) The following income options may not be available in all states.

Option 1 - Life Income. This income option provides monthly payments for your life. No further payments are payable after your death.

Option 2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. Upon the death of either person, the monthly payments will continue during the lifetime of the survivor. No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With 120 or 240 Monthly Fixed Periods. This income option provides monthly payments for the annuitant’s life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Additional Options - Other income options may be made available by Jackson.

DEATH BENEFIT

The death benefit paid to your beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, proof of death and a completed claim form from the beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first beneficiary). The difference between the account value and the guaranteed minimum death benefit will be put into your account as of the date we receive completed claim forms and proof of death from the beneficiary of record and will be allocated among investment options according to future allocations on file for your account as of that date. Each beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered before selecting a GMWB. Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero. See the individual GMWB subsections earlier in this prospectus under “ACCESS TO YOUR MONEY” for information about how the GMWB endorsements work.

Death of Owner Before the Income Date. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. Jackson may limit permissible joint owners to spouses.

The death benefit is the greater of:

1.	the current value of your Contract, or

2.	the guaranteed minimum death benefit.

Guaranteed Minimum Death Benefit.

•
Prior to the first anniversary of the Contract Issue Date, the guaranteed minimum death benefit is equal to total premiums minus the sum of total withdrawals, charges and premium taxes incurred in the first Contract year.

•	On each anniversary of the Contract Issue Date prior to the date of death, the guaranteed minimum death benefit is calculated based on your attained age. It is calculated as follows:

Ages 0 - 70. The greater of:

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary accumulated at 2%

b.	the current value of the Contract

Ages 71 - 80. The greater of:

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary

a.	the current value of the Contract

Ages 81 and older.

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary

•	After the first anniversary of the Contract Issue Date, at any time between anniversaries, the guaranteed minimum death benefit is equal to:

a.	the guaranteed minimum death benefit on the last Contract Anniversary prior to the date of death

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary

From the time of death of the Owner until the death benefit amount is determined, any amount allocated to an Investment Division will be subject to investment risk. This investment risk is borne by the Beneficiary(ies).

The death benefit can be paid under one of the following death benefit options:

•	single lump sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the beneficiary’s lifetime or for a period not extending beyond the beneficiary’s life expectancy; or payment of a portion of the death benefit under an income option over the beneficiary’s lifetime or for a period not extending beyond the beneficiary’s life expectancy, with the balance of the death benefit payable to the beneficiary.

Under these income options, the beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the beneficiary.

Unless the beneficiary chooses to receive the entire death benefit in a single sum, the beneficiary must elect an income option within the 60-day period beginning with the date Jackson receives proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, Jackson will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the Contract in his/her own name at the then current Contract Value.

As owner, you may also make a predetermined selection of the death benefit option to be paid if your death occurs before the Income Date. If this Pre - selected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. The Pre - selected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, no death benefit will be paid at that time. Instead, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. We calculate this amount using the Contract Value and death benefit as of the date we receive complete forms and due proof of death from the beneficiary of record and the spousal beneficiary’s written request to continue the Contract (the “Continuation Date”). We will add this amount to the Contract based on the allocation instructions at the time of your death subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new owner, cannot terminate certain optional benefits you might have elected. The Contract, and its optional benefits, remain the same. Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

A GMWB, however, will terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue the Contract. Some GMWBs may be terminated by your spouse on the Continuation Date. For more information, please see the individual GMWB subsections earlier in this prospectus under “Access To Your Money.”

If you have elected the Pre-selected Death Benefit Option, the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Pre-selected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint owner die on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

Death of Annuitant. If the annuitant is not an owner or joint owner and the annuitant dies before the Income Date, you can name a new annuitant, subject to our underwriting rules. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the Income Date, any remaining payments will be as provided for in the income option selected. Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant’s death.

TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase the Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan), your Contract will be what is referred to as a tax-qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase the Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the annuitant until a distribution (either as a withdrawal, including withdrawals under any GMWB you may elect, or as an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Also loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. In contrast, a part of each income payment under a nonqualified Contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2; (2) paid to your beneficiary after you die; (3) paid if you become totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner’s death.

The requirements of (b) above can be considered satisfied if any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner’s “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts. The Code also imposes minimum distribution requirements for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a new type of non-deductible IRA annuity, known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual’s death or disability, or as qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings: (i) there was a written agreement providing for payments of the fees solely from the annuity Contract, (ii) the Contract Owner had no liability for the fees and (iii) the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date. If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits. None of the death benefits paid under the Contract to the beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS Approval. The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of a Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and ERISA. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of a Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. Jackson believes that the underlying investments are being managed so as to comply with these requirements. A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the Contract Owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the Contract Owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the Contract Owner and Jackson regarding the availability of a particular investment option and other than the Contract Owner’s right to allocate premiums and transfer Funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 146 Investment Divisions and at least one guaranteed fixed account option, and, if more than 99 options are offered, a Contract Owner’s Contract Value can be allocated to no more than 99 fixed and variable options at any one time. The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 25 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee’s beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or

(c)	a hardship withdrawal.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions and the other guaranteed fixed account options from the one-year guaranteed fixed account or any of the other Investment Divisions. If the guaranteed fixed account options are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions. This theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one-time purchase. The more volatile Investment Divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the one-year guaranteed fixed account option, if currently available, and the JNL/WMC Government Money Market Fund). There is no charge for Earnings Sweep.

Rebalancing. You can arrange to have Jackson automatically reallocate your Contract Value among Investment Divisions periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

Jackson does not currently charge for participation in this program. We may do so in the future.

Free Look. You may return your Contract to the selling agent or Jackson within 20 days (or whatever period is required by your state) after receiving it. Jackson will return the Contract Value in the Investment Division plus any fees and expenses deducted from the premiums allocated to the Investment Divisions plus the full amount of premiums you allocated to the guaranteed fixed account (if available). We will determine the Contract Value in the Investment Divisions on the date we receive your request (subject to state variations). Jackson will return premium payments where required by law. In some states, we are required to hold the premiums of a senior citizen in the guaranteed fixed account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, Jackson may advertise several types of performance for the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the annual contract maintenance charge. The deduction of the Contract maintenance would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant’s retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

Modification of the Contract. Only the President, Vice President, Secretary or Assistant Secretary of Jackson may approve a change to or waive a provision of the Contract. Any change or waiver must be in writing. Jackson may change the terms of the Contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a premium payment, withdrawal, or transfer has been completed. This confirmation statement will provide details about the transaction. Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions. If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments. If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings. Jackson and its subsidiaries are defendants in class actions and a number of civil proceedings arising in the ordinary course of business and otherwise. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provisions
Net Investment Factor
Financial Statements of the Separate Account
Financial Statements of Jackson

Mailing Address and Contact Information
Annuity Service Center
Regular Mail:	P.O. Box 24068, Lansing, MI 48909-4068
Overnight Mail:	1 Corporate Way, Lansing, Michigan 48951
Customer Care:	800-644-4565 8:00 a.m. to 7:00 p.m. ET (M-F)
Fax:	800-701-0125
Email:	customercare@jackson.com

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “STANDARD & POOR’S ® ,” “S&P ® ,” “S&P 500 ® ,” “S&P MIDCAP 400 Index ® ,” “STANDARD & POOR’S MIDCAP 400 Index ® ,” “S&P SmallCap 600 Index ® ,” “STANDARD & POOR’S 500 ® ,” “S&P Composite 1500 Growth Index,” and “S&P Composite 1500 Value Index” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones ® ”, “Dow Jones Industrial Average”, “DJIA ® ”, “The Dow ® ” and “The Dow ® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company ® (“Jackson”).

Standard & Poor’s ® , S&P ® and S&P 500 ® , S&P MidCap 400 ® and S&P SmallCap 600 ® are registered trademarks of Standard & Poor’s Financial Services LLC and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P ® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, and JNL/Mellon Capital S&P 1500 Value Index Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

Dow Jones, SPDJI and their respective affiliates do not:

•	Sponsor, endorse, sell or promote the Products.

•	Recommend that any person invest in the Products.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•	Have any responsibility or liability for the administration, management or marketing of the Products.

•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:
• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;

• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;
•    Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P 4 Fund.

STANDARD & POOR’S®, S&P®, S&P 500®, and S&P MIDCAP 400® are registered trademarks of S&P Global Market Intelligence Inc. or its affiliates and have been licensed for use by Jackson National Life Insurance Company. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a part of S&P Global Market Intelligence. Certain portfolios herein are sub-advised by SPIAS, a registered investment adviser and a wholly owned subsidiary of S&P Global Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS in this document, investors should realize that such information is provided to Jackson National Asset Management, LLC only as a general recommendation. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. The underlying funds of the JNL/S&P 4 Fund are sub-advised by SPIAS. SPIAS does not sub-advise the JNL/S&P 4 Fund. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

SPIAS and its affiliates (collectively, S&P Global) and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Global Parties) do not guarantee the accuracy, completeness, timeliness or availability of the Content. S&P Global Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an “as is” basis. S&P GLOBAL PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, FREEDOM FROM BUGS, SOFTWARE ERRORS OR DEFECTS, THAT THE CONTENT’S FUNCTIONING WILL BE UNINTERRUPTED OR THAT THE CONTENT WILL OPERATE WITH ANY SOFTWARE OR HARDWARE CONFIGURATION. In no event shall S&P Global Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the Content even if advised of the possibility of such damages.

While SPIAS has obtained information from sources it believes to be reliable, SPIAS does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

S&P Global keeps certain activities of its divisions separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain divisions of S&P Global may have information that is not available to other S&P Global divisions. S&P Global has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P Global Ratings does not contribute to or participate in the provision of investment advice. S&P Global Ratings may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P Global reserves the right to disseminate its opinions and analyses. S&P Global’s public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P Global publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

S&P Global Market Intelligence and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address. SPIAS may consider research and other information from affiliates in making its investment recommendations.

The investment policies of certain model portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P Global Ratings. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P Global Ratings.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

DoubleLine is a registered service mark of DoubleLine Capital LP.

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 ® Index to track general stock market performance. The Corporations’ only relationship to Jackson National Life Insurance Company (“Licensee”) is in the licensing of the NASDAQ ® , and Nasdaq-100 ® Index TM registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 ® Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 ® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 ® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 ® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 ® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NASDAQ ® , and Nasdaq-100 ® Index TM , are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Jackson National Life Insurance Company . The JNL/Mellon Capital Nasdaq ® 100 Index Fund has not been passed on by the Corporations as to their legality or suitability. The JNL/Mellon Capital Nasdaq ® 100 Index Fund is

not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ ® 100 INDEX FUND.

THE FOLLOWING APPLIES TO THE JNL MULTI-MANAGER MID CAP FUND, THE JNL MULTI-MANAGER SMALL CAP GROWTH FUND, THE JNL MULTI-MANAGER SMALL CAP VALUE FUND, THE JNL/AQR LARGE CAP RELAXED CONSTRAINT U.S. EQUITY FUND, THE JNL/BLACKROCK GLOBAL ALLOCATION FUND, THE JNL/BLACKROCK LARGE CAP SELECT GROWTH FUND, THE JNL/DFA U.S. CORE EQUITY FUND, THE JNL/INVESCO SMALL CAP GROWTH FUND, THE JNL/JPMORGAN MIDCAP GROWTH FUND, THE JNL/MFS MID CAP VALUE FUND, THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL CONSUMER STAPLES SECTOR FUND, THE JNL/MELLON CAPITAL MATERIALS SECTOR FUND, THE JNL/MELLON CAPITAL INDUSTRIALS SECTOR FUND, THE JNL/MELLON CAPITAL REAL ESTATE SECTOR FUND, THE JNL/MELLON CAPITAL MSCI WORLD INDEX FUND, THE JNL/MELLON CAPITAL TELECOMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER DISCRETIONARY SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL ENERGY SECTOR FUND OR THE JNL/MELLON CAPITAL INFORMATION TECHNOLOGY SECTOR FUND, THE JNL/PPM AMERICA MID CAP VALUE FUND, THE JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND, THE JNL/T. ROWE PRICE MID-CAP GROWTH FUND, THE JNL/T. ROWE PRICE VALUE FUND, AND THE JNL/WMC VALUE FUND (COLLECTIVELY, THE “JNL FUNDS”).

THE JNL FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL FUNDS OR THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL FUNDS IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.

NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL FUNDS, OWNERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine Shiller Enhanced CAPE Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust (“JNLST”) as the Issuer of JNL/DoubleLine Shiller Enhanced CAPE Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE US Sector ER USD Index is the licensing of the Shiller Barclays CAPE US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine Shiller Enhanced CAPE Fund or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund. Additionally, JNLST or JNL/DoubleLine Shiller Enhanced CAPE Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE US Sector ER USD Index in connection with JNL/DoubleLine Shiller Enhanced CAPE Fund investors acquire JNL/DoubleLine Shiller Enhanced CAPE Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine Shiller Enhanced CAPE Fund. The JNL/DoubleLine Shiller Enhanced CAPE Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine Shiller Enhanced CAPE Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine Shiller Enhanced CAPE Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine Shiller Enhanced CAPE Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine Shiller Enhanced CAPE Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPE US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE SHILLER ENHANCED CAPE FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license.  BlackRock makes no representations or warranties regarding the advisability of investing in any product or service offered by Jackson National Life Insurance Company (“Jackson”). BlackRock has no obligation or liability in connection with the operation, marketing, trading or sale of any product or service offered by Jackson.

Morningstar® and Wide Moat FocusSM Index are service marks of Morningstar, Inc. (Morningstar) and have been licensed for use for certain purposes by a Jackson National Asset Management, LLC (“JNAM”).

JNL/Morningstar Wide Moat Index Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of the JNL/Morningstar Wide Moat Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Morningstar Wide Moat Index Fund in particular or the ability of the Morningstar® Wide Moat FocusSM Index to track general stock market performance. Morningstar’s only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Wide Moat FocusSM Index which is determined, composed and calculated by Morningstar without regard to JNAM or the JNL/Morningstar Wide Moat Index Fund. Morningstar has no obligation to take the needs of JNAM or the owners of JNL/Morningstar Wide Moat Index Fund into consideration in determining, composing or calculating the Wide Moat FocusSM Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the JNL/Morningstar Wide Moat Index Fund or the timing of the issuance or sale of the JNL/Morningstar Wide Moat Index Fund or in the determination or calculation of the equation by which the JNL/Morningstar Wide Moat Index Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the JNL/Morningstar Wide Moat Index Fund.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL/MORNINGSTAR WIDE MOAT INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX B

FINANCIAL INSTITUTION SUPPORT

Below is a complete list of Financial Institutions that received marketing and distribution and/or administrative support in 2018 from the Distributor and/or Jackson in relation to the sale of Jackson and Jackson of NY variable insurance products.

1st Global Capital Corporation	Buckman, Buckman & Reid, Inc.	Excel Securities & Associates, Inc.
Allegheny Investments, Ltd.	Cadaret, Grant & Co., Inc.	FCG Advisors, LLC
Allegiance Capital, LLC	Calton & Associates, Inc.	Feltl and Company
Allegis Investment Services	Cambridge Investment Research, Inc.	Fifth Third Securities
Allen & Company of Florida, Inc.	Cantella & Company, Inc.	Financial Security Management Inc.
Allstate Financial Services, LLC	Cape Securities, Inc.	Financial Services International Corporation
American Equity Investment Corp.	Capital Financial Services
American Independent Securities Group, LLC	Capital Investment Group, Inc.	First Allied Securities, Inc.
	Cary Street Partners	First Asset Financial Inc.
American Portfolios Financial Services, Inc.	Centaurus Financial, Inc.	First Citizens Investor Services
	Center Street Securities, Inc.	First Financial Equity Corporation
Ameriprise Advisor Services, Inc.	Ceros Financial Services, Inc.	First Heartland Capital, Inc.
Ameriprise Financial Services, Inc.	Cetera Advisor Networks, LLC	First Republic Securities Company, LLC
Ameritas Investment Corporation	Cetera Advisors, LLC	Foresters Equity Services, Inc.
Andrew Garrett Inc.	Cetera Financial Specialists, LLC	Fortune Financial Services, Inc.
APW Capital, Inc.	Cetera Investment Services, LLC	Founders Financial Securities, LLC
Arete Wealth Management, LLC	CFD Investments, Inc.	FSC Securities Corporation
Arlington Securities, Inc.	Chalice Capital Partners, LLC	FTB Advisors, Inc.
Arque Capital, Ltd	Chelsea Financial Services	G.A. Repple and Company
Arvest Asset Management	Citigroup Global Markets, Inc.	G.F. Investment Services, LLC
Associated Investment Services	Citizens Investment Services	G.W. Sherwold Associates, Inc
Ausdal Financial Partners, Inc.	Citizens Securities, Inc.	Garden State Securities
Avalon Investment & Securities Group, Inc.	Client One Securities, LLC	Gardner Financial Services, Inc.
	Coastal Equities, Inc.	Geneos Wealth Management, Inc.
AXA Advisors, LLC	Commonwealth Financial Network	Girard Securities, Inc.
B Riley Wealth Management	Community America Financial Solutions, LLC	Globalink Securities, Inc.
BancWest Investment Services, Inc.		GLP Investment Services, LLC
Bankers Life Securities, Inc.	Comprehensive Asset Management and Servicing, Inc.	GLS & Associates, Inc.
BB&T Investment Services, Inc.		Gradient Securities, LLC
BB&T Securities LLC	Concorde Investment Services, LLC	GWN Securities, Inc.
BBVA Compass Investment Solutions, Inc.	CoreCap Investments Inc.	H Beck, Inc.
BCG Securities, Inc.	Country Capital Management Company	H.D. Vest Investment Securities, Inc.
Beaconsfield Financial Services	Crown Capital Securities, L.P.	Halliday Financial, LLC
Benjamin F Edwards & Company	CUNA Brokerage Services, Inc.	Hancock Investment Services LLC
Berthel, Fisher & Company Financial Services	CUSO Financial Services, Inc.	Hantz Financial Services
	Cutter & Company	Harbour Investments, Inc.
BMO Harris Financial Advisers, Inc.	D. A. Davidson & Company	Harger and Company, Inc.
BOK Financial Securities, Inc.	D.H. Hill Securities, LLP	Hazard & Siegel, Inc.
Broker Dealer Financial Services Corporation	Davenport & Company, LLC	Hefren-Tillotson, Inc.
	David A. Noyes & Co	Hilltop Securities, Inc.
Brokers International Financial Services, LLC	Dempsey Lord Smith, LLC	Hornor, Townsend & Kent, Inc.
	Edward Jones & Company	HRC Fund Associates, LLC
Brooklight Place Securities	Equity Services, Inc.	HSBC Securities (USA) Inc.
Bruderman Brothers	Essex Securities	Huntington Investment Company

IBN Financial Services, Inc.	M. Holdings Securities, Inc.	Purshe Kaplan Sterling Investments
IFS Securities	M.S. Howells & Co.	Questar Capital Corporation
IMS Securities, Inc.	Madison Avenue Securities, Inc.	Raymond James & Associates, Inc.
Independence Capital Company	McDonald Partners, LLC	Raymond James Financial Services, Inc.
Independent Financial Group, LLC	Mercap Securities, LLC	RBC Capital Markets Corporation
Infinex Investments, Inc.	Merrill Lynch	Regulus Advisors, LLC
Infinity Financial Services	Michigan Securities, Inc.	Rehmann Financial Network LLC
Infinity Securities, Inc.	Mid-Atlantic Capital Corporation	Rhodes Securities, Inc.
Innovation Partners, LLC	Mid-Atlantic Securities, Inc.	Robert W. Baird & Company, Inc.
InterCarolina Financial Services, Inc.	MML Investors Services, LLC	Royal Alliance Associates
International Assets Advisory, LLC	Moloney Securities Company, Inc.	S.L. Reed & Company
Intervest International, Inc.	Money Concepts Capital Corp.	SA Stone Wealth Management, Inc.
INVEST Financial Corporation	Morgan Stanley	Sagepoint Financial, Inc.
Investacorp, Inc.	MSI Financial Services	Santander Securities, LLC
Investment Centers of America, Inc.	Mutual of Omaha Investor Services, Inc.	SCF Securities, Inc.
Investment Network, Inc	Mutual Securities, Inc.	Securian Financial Services, Inc.
Investment Planners, Inc.	Mutual Trust Co. of America Securities	Securities America, Inc.
Investment Professionals, Inc.	MWA Financial Services, Inc.	Securities Management & Research, Inc.
J.W. Cole Financial, Inc.	National Planning Corporation	Securities Service Network, Inc.
Janney, Montgomery Scott, LLC	National Securities Corporation	Sigma Financial Corporation
JJB Hilliard WL Lyons, LLC	Nations Financial Group, Inc.	Signal Securities, Inc.
K. W. Chambers & Company	Nationwide Planning Associates	Signator Investors, Inc.
Kalos Capital, Inc.	Nationwide Securities, LLC	Signature Securities Group Corporation
Kestra Investment Services Inc./NFP Securities, Inc.	Navy Federal Brokerage Services, LLC	SII Investments, Inc.
	NBC Securities, Inc.	Silver Oak Securities
Key Investment Services	Nelson Securities, Inc.	Simmons First Investment Group, Inc.
KMS Financial Services, Inc.	Newbridge Securities Corporation	Sorrento Pacific Financial, LLC
Kovack Securities, Inc.	Next Financial Group, Inc.	Southeast Investments, N.C., Inc.
L. M. Kohn & Company, Inc.	Ni Advisors	Spire Securities
Labrunerie Financial Services, Inc.	North Ridge Securities Corporation	St. Bernard Financial Services, Inc.
Ladenburg Thalmann & Co. Inc	Northeast Securities, Inc.	Sterne, Agee & Leach, Inc.
Landolt Securities. Inc.	OFG Financial Services, Inc.	Stifel Nicolaus & Company, Inc.
Lara, May & Associates, LLC	OneAmerica Securities, Inc.	Summit Brokerage Services, Inc.
Larson Financial Securities, LLC	Oppenheimer & Company, Inc.	SunTrust Investment Services, Inc.
Lasalle St. Securities, LLC	Packerland Brokerage Services	SWS Financial Services, Inc.
Leigh Baldwin & Company	Paradigm Equities, Inc.	Symphonic Securities, LLC
Lesko Securities Inc.	Park Avenue Securities, LLC	Synovus Securities, Inc.
Liberty Partners Financial Services, LLC	Parkland Securities, LLC	Tandem Securities, Inc.
LifeMark Securities Corporation	Parsonex Securities, LLC	Taylor Capital Management
Lincoln Financial Advisors	Peak Brokerage Services	TCFG Wealth Management, LLC
Lincoln Financial Securities Corporation	People’s Securities, Inc.	TFS Securities, Inc.
Lincoln Investment Planning, Inc.	PFA Security Asset Management, Inc.	The Investment Center, Inc.
Lion Street Financial, LLC	PlanMember Securities Corporation	The Leaders Group, Inc.
Lombard Securities	PNC Investments, LLC	The O.N. Equity Sales Company
Lowell & Company, Inc.	Principal Securities	The Strategic Financial Alliance, Inc.
LPL Financial Services	Private Client Services, LLC	Titleist Asset Management, Ltd.
Lucia Securities, LLC	ProEquities, Inc.	Transamerica Financial Advisors, Inc.
M Griffith Investment Services	Prospera Financial Services, Inc.	Triad Advisors, Inc.
M&T Securities, Inc.	Pruco Securities, LLC	Trustmont Financial Group, Inc.

UBS Financial Services, Inc.
UnionBanc Investment Services, LLC
United Brokerage Services, Inc.
United Planners Financial Services of America

US Bancorp Investments, Inc.
USA Financial Securities Corporation
ValMark Securities, Inc.
Vanderbilt Securities, LLC
Voya Financial Advisors, Inc.
Waddell & Reed, Inc.
Wayne Hummer Investments, LLC
Wedbush Securities, Inc.
Wellington Shields & Co., LLC
Wells Fargo Advisors, LLC
Wesbanco Securities, Inc.
Wescom Financial Services, LLC
Western Equity Group
Western International Securities, Inc.
Westminster Financial Securities, Inc.
William C. Burnside & Co., Inc.
Wintrust Investments LLC
Woodbury Financial Services, Inc.
Woodmen Financial Services, Inc.
World Capital Brokerage, Inc.
World Equity Group, Inc.
WWK Investments, Inc.

APPENDIX C

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%. The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus. If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.

Example 1: At election, your GWB is set and your GAWA is determined based on that value.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b: If the GMWB is elected after issue or you convert to another GMWB, if permitted, when the Contract Value is $105,000 at the time the GMWB is elected or converted:

s
Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s	If your endorsement contains a varying benefit percentage:

–
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

–
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract.

s	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.

s	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision, your initial 200% GWB adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a 400% Guaranteed Withdrawal Balance Adjustment provision, your initial 400% GWB adjustment is set equal to 400% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB death benefit is set equal to your initial GWB.

Example 2: If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 3: Upon payment of a subsequent Premium, your GWB and GAWA are re-determined. Your GWB is subject to a maximum of $5,000,000.

▪	Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:

s	Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪	Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	If your endorsement contains a varying benefit percentage:

–	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

–	If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.

s	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.

s	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision:

–
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 200% of the additional premium payment. The resulting 200% GWB adjustment is $200,000 + $100,000 = $300,000.

–
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 100% of the additional premium payment. The resulting 200% GWB adjustment is $200,000 + $50,000 = $250,000.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is increased by the Premium payment, subject to a maximum of $5,000,000.

Example 4: Upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your RMD), your GWB and GAWA are re-determined.

▪	Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: Upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4), your GWB and GAWA are re-determined.

▪	Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

–
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000)

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

–
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB). In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

–
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your endorsement contains a varying benefit percentage, and allows for re-determination of your GAWA% your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: Upon step-up, your GWB and GAWA are re-determined. (This example only applies if your endorsement contains a Step-Up provision.)

▪	Example 6a: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).

s
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪	Example 6b: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life’s attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB. However, in this case, it is assumed that your initial Premium is $100,000. Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%. In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Even if your endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.

▪	Notes:

s
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up. If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

s
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

s	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.

s	If your endorsement contains a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since step-ups do not impact the GMWB death benefit.

s
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values. The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

Example 7: Impact of the order of transactions. (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 7a: If prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

–
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your

GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life’s 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

–
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.

s
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

s	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the withdrawal (if not previously determined).

–
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

s	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.

s
If your endorsement contains a GMWB Death Benefit provision, the GMWB death benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB death benefit may be reduced for the withdrawal.

s
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values. The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: Upon application of the Guaranteed Withdrawal Balance Bonus, your GWB and GAWA are re-determined. (This example only applies during the Bonus Period if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).

s	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your bonus base is not recalculated upon the application of the bonus to your GWB.

s
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since the GMWB death benefit is not impacted by the application of the bonus.

s	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

Example 9: For Life Guarantee becomes effective after the effective date of the endorsement. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: If on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: If your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:

s
You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: If on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
If your endorsement is effective on or after 03/31/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option). If your endorsement is effective prior to 03/31/2008, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life’s 65th birthday if your endorsement is a For Life GMWB with Joint Option).

Example 10: For Life Guarantee on a For Life GMWB with Joint Option. (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life’s attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement is effective on or after 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2. If your endorsement is effective prior to 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.

s	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged at the time of continuation.

Example 11: Upon application of the 200% Guaranteed Withdrawal Balance Adjustment, your GWB is re-determined. (This example only applies if your endorsement contains a 200% Guaranteed Withdrawal Balance Adjustment or a 400% Guaranteed Withdrawal Balance Adjustment provision. If your endorsement contains a 400% Guaranteed Withdrawal Balance Adjustment provision, the examples below still apply, given that you replace the 200% in each of the calculations with 400%)

▪	Example 11a: If on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($160,000) or 2) the 200% GWB adjustment ($200,000).

▪	Example 11b: If on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($210,000) or 2) the 200% GWB adjustment ($200,000).

▪	Notes:

s	The 200% GWB adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your bonus base since the bonus base is not impacted by the 200% GWB adjustment.

s	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.

s	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB death benefit since the GMWB death benefit is not impacted by the 200% GWB adjustment.

Example 12: On each Contract Monthly Anniversary, funds are transferred to or from the GMWB Fixed Account via the formulas defined in the Transfer of Assets Methodology in Appendix D. The annuity factors referenced in this example are also found in Appendix D. (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: If on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

s	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).

s
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

s
Since the ratio (91.56%) is greater than the upper breakpoint (83%), funds are transferred from the Investment Divisions and the guaranteed fixed account options to the GMWB Fixed Account. The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

s	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).

s
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

s
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: If on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the guaranteed fixed account options is 5%:

s	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).

s
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

s
Since the ratio (73.98%) is less than the lower breakpoint (77%), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the guaranteed fixed account options. The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

s	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).

s
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

s
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the guaranteed fixed account options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: If on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the guaranteed fixed account options is 5%:

s	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).

s	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.

s
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the guaranteed fixed account options. The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

s	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).

s
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

s
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the guaranteed fixed account options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:

s
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

s
The amount transferred from each Investment Division and guaranteed fixed account option to the GMWB Fixed Account will be in proportion to their current value. The amount transferred to each Investment Division and guaranteed fixed account option will be based on your most current premium allocation instructions.

s	Funds transferred out of the guaranteed fixed account option(s) will be subject to an excess interest adjustment (if applicable).

s	No adjustments are made to the GWB, the GAWA, the bonus base, the GWB adjustment, or the GMWB death benefit as a result of the transfer.

APPENDIX D

LIFEGUARD SELECT GMWB
AND LIFEGUARD SELECT WITH JOINT OPTION GMWB
TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB’s benefits. If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner’s (or oldest Joint Owner’s) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than the lower breakpoint of 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or

2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than the upper breakpoint of 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or

2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

LifeGuard Select
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76

106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40
108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

**The age of the Owner as of the effective date or the most recent Contract Anniversary. All Owners aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

LifeGuard Select with Joint Option
Transfer of Assets Provision
Annuity Factors

Age*	Contract Monthly Anniversary
	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.24	15.23	15.21	15.19	15.17	15.16	15.14	15.12	15.10	15.09	15.07
66	15.05	15.03	15.01	14.99	14.97	14.95	14.94	14.92	14.90	14.88	14.86	14.84
67	14.82	14.81	14.79	14.78	14.77	14.75	14.74	14.73	14.71	14.70	14.69	14.67
68	14.66	14.64	14.63	14.61	14.59	14.58	14.56	14.54	14.53	14.51	14.49	14.48
69	14.46	14.44	14.43	14.41	14.39	14.38	14.36	14.34	14.33	14.31	14.29	14.28
70	14.26	14.24	14.22	14.20	14.18	14.16	14.14	14.12	14.10	14.08	14.06	14.04
71	14.02	14.00	13.98	13.96	13.93	13.91	13.89	13.87	13.85	13.83	13.80	13.78
72	13.76	13.74	13.72	13.70	13.67	13.65	13.63	13.61	13.59	13.57	13.54	13.52
73	13.50	13.48	13.46	13.43	13.41	13.39	13.37	13.34	13.32	13.30	13.28	13.25
74	13.23	13.20	13.18	13.15	13.13	13.10	13.08	13.05	13.02	13.00	12.97	12.95
75	12.92	12.88	12.84	12.81	12.77	12.73	12.69	12.65	12.61	12.58	12.54	12.50
76	12.46	12.42	12.38	12.34	12.30	12.26	12.22	12.17	12.13	12.09	12.05	12.01
77	11.97	11.93	11.89	11.86	11.82	11.78	11.74	11.70	11.66	11.63	11.59	11.55
78	11.51	11.47	11.43	11.39	11.35	11.31	11.28	11.24	11.20	11.16	11.12	11.08
79	11.04	11.00	10.96	10.93	10.89	10.85	10.81	10.77	10.73	10.70	10.66	10.62
80	10.58	10.54	10.50	10.46	10.42	10.38	10.35	10.31	10.27	10.23	10.19	10.15
81	10.11	10.07	10.04	10.00	9.96	9.93	9.89	9.85	9.82	9.78	9.74	9.71
82	9.67	9.63	9.60	9.56	9.52	9.49	9.45	9.41	9.38	9.34	9.30	9.27
83	9.23	9.19	9.16	9.12	9.08	9.05	9.01	8.97	8.94	8.90	8.86	8.83
84	8.79	8.76	8.72	8.69	8.65	8.62	8.59	8.55	8.52	8.48	8.45	8.41
85	8.38	8.35	8.31	8.28	8.24	8.21	8.18	8.14	8.11	8.07	8.04	8.00
86	7.97	7.94	7.90	7.87	7.84	7.80	7.77	7.74	7.70	7.67	7.64	7.60
87	7.57	7.54	7.51	7.48	7.44	7.41	7.38	7.35	7.32	7.29	7.25	7.22
88	7.19	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86
89	6.83	6.80	6.77	6.74	6.71	6.68	6.66	6.63	6.60	6.57	6.54	6.51
90	6.48	6.45	6.43	6.40	6.37	6.34	6.32	6.29	6.26	6.23	6.21	6.18
91	6.15	6.12	6.10	6.07	6.04	6.01	5.99	5.96	5.93	5.90	5.88	5.85
92	5.82	5.80	5.77	5.75	5.72	5.70	5.67	5.65	5.62	5.60	5.57	5.55
93	5.52	5.50	5.47	5.45	5.42	5.40	5.37	5.35	5.32	5.30	5.27	5.25
94	5.22	5.20	5.17	5.15	5.12	5.10	5.08	5.05	5.03	5.00	4.98	4.95
95	4.93	4.91	4.88	4.86	4.84	4.81	4.79	4.77	4.74	4.72	4.70	4.67
96	4.65	4.63	4.60	4.58	4.56	4.53	4.51	4.49	4.46	4.44	4.42	4.39
97	4.37	4.35	4.33	4.30	4.28	4.26	4.24	4.21	4.19	4.17	4.15	4.12
98	4.10	4.08	4.05	4.03	4.01	3.98	3.96	3.94	3.91	3.89	3.87	3.84
99	3.82	3.80	3.78	3.75	3.73	3.71	3.69	3.66	3.64	3.62	3.60	3.57
100	3.55	3.53	3.51	3.48	3.46	3.44	3.42	3.39	3.37	3.35	3.33	3.30
101	3.28	3.26	3.24	3.21	3.19	3.17	3.15	3.12	3.10	3.08	3.06	3.03
102	3.01	2.99	2.97	2.94	2.92	2.90	2.88	2.85	2.83	2.81	2.79	2.76
103	2.74	2.72	2.70	2.68	2.65	2.63	2.61	2.59	2.57	2.55	2.52	2.50
104	2.48	2.46	2.44	2.42	2.40	2.38	2.36	2.33	2.31	2.29	2.27	2.25
105	2.23	2.21	2.19	2.17	2.15	2.13	2.11	2.08	2.06	2.04	2.02	2.00
106	1.98	1.96	1.94	1.92	1.90	1.88	1.86	1.84	1.82	1.80	1.78	1.76
107	1.74	1.72	1.70	1.68	1.66	1.64	1.63	1.61	1.59	1.57	1.55	1.53
108	1.51	1.49	1.48	1.46	1.44	1.42	1.41	1.39	1.37	1.35	1.34	1.32
109	1.30	1.28	1.27	1.25	1.23	1.21	1.20	1.18	1.16	1.14	1.13	1.11

110	1.09	1.08	1.07	1.06	1.04	1.03	1.02	1.01	1.00	0.99	0.97	0.96
111	0.95	0.94	0.93	0.92	0.90	0.89	0.88	0.87	0.86	0.85	0.83	0.82
112	0.81	0.80	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70
113	0.69	0.68	0.67	0.66	0.65	0.64	0.64	0.63	0.62	0.61	0.60	0.59
114	0.58	0.57	0.56	0.55	0.54	0.53	0.53	0.52	0.51	0.50	0.49	0.48
115	0.47	0.43	0.39	0.35	0.31	0.27	0.24	0.20	0.16	0.12	0.08	0.04

* The age of the youngest Covered Life as of the effective date of the endorsement or the most recent Contract Anniversary. A Covered Life aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

APPENDIX E
ACCUMULATION UNIT VALUES

The tables reflect the Accumulation Unit Values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated. The tables do not provide partial year information. The tables provide Accumulation Unit values and the number of Accumulation Units outstanding only if that information is available throughout the period. Where Accumulation Unit values and the number of accumulation units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

Contact the Annuity Service Center (contact information is on the cover page of the prospectus) to ask about the more timely Accumulation Unit values that are available for each Investment Division.

The Accumulation Unit value information for JNL/PPM America Total Return Fund (JNL Series Trust) includes historical information from the JNL/PPM America Total Return Fund (JNL Investors Series Trust) for periods before the merger of JNL/PPM America Total Return Fund (JNL Investors Series Trust) into JNL/PPM America Total Return Fund (JNL Series Trust), effective April 25, 2016.

E-1

Accumulation Unit Values
Contract with Endorsements - 1.50%

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL Aggressive Growth Allocation Division
Accumulation unit value:
Beginning of period	$14.34	$11.99	$11.26	$11.74	$11.35	$9.29	$8.23	$8.62	$7.77	$6.29
End of period	$12.65	$14.34	$11.99	$11.26	$11.74	$11.35	$9.29	$8.23	$8.62	$7.77
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	—	—

JNL Conservative Allocation Division
Accumulation unit value:
Beginning of period	$11.37	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.85	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	637	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Growth Allocation Division
Accumulation unit value:
Beginning of period	$14.99	$12.82	$12.11	$12.54	$12.12	$10.02	$8.91	$9.12	$8.18	$6.76
End of period	$13.42	$14.99	$12.82	$12.11	$12.54	$12.12	$10.02	$8.91	$9.12	$8.18
Accumulation units outstanding at the end of period	10,196	10,206	10,206	10,207	10,237	10,275	10,422	10,196	10,196	10,196

JNL Institutional Alt 25 Division
Accumulation unit value:
Beginning of period	$18.86	$16.75	$16.03	$16.65	$16.53	$14.74	$13.46	$14.02	$12.59	N/A
End of period	$17.30	$18.86	$16.75	$16.03	$16.65	$16.53	$14.74	$13.46	$14.02	N/A
Accumulation units outstanding at the end of period	665	339	468	517	558	576	659	688	—	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$18.32	$16.83	$16.41	$17.01	$16.95	$15.59	$14.27	$15.19	$13.42	N/A
End of period	$16.93	$18.32	$16.83	$16.41	$17.01	$16.95	$15.59	$14.27	$15.19	N/A
Accumulation units outstanding at the end of period	1,243	1,556	858	1,976	2,013	2,051	1,887	1,314	658	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL iShares Tactical Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL iShares Tactical Moderate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL iShares Tactical Moderate Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Moderate Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	$14.92	$13.23	$12.52	$12.94	$12.47	$10.81	$9.68	$9.76	$8.92	$7.63
End of period	$13.72	$14.92	$13.23	$12.52	$12.94	$12.47	$10.81	$9.68	$9.76	$8.92
Accumulation units outstanding at the end of period	656	656	657	657	—	—	—	—	—	—

JNL Multi-Manager Mid Cap Division
Accumulation unit value:
Beginning of period	$12.15	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.28	$12.15	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	781	808	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$28.05	$22.37	$21.48	$22.87	$22.59	$17.57	$15.67	$16.28	$12.18	$9.13
End of period	$27.06	$28.05	$22.37	$21.48	$22.87	$22.59	$17.57	$15.67	$16.28	$12.18
Accumulation units outstanding at the end of period	6,901	7,124	6,099	6,341	9,020	15,039	13,724	15,039	14,577	21,514

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$20.61	$18.84	$15.45	$17.32	$17.56	$13.26	$11.44	$11.94	$9.56	$7.26
End of period	$17.31	$20.61	$18.84	$15.45	$17.32	$17.56	$13.26	$11.44	$11.94	$9.56
Accumulation units outstanding at the end of period	3,795	3,809	9,896	11,716	23,683	21,423	22,586	23,261	27,737	20,160

JNL/American Funds Balanced Division
Accumulation unit value:
Beginning of period	$17.16	$14.92	$14.33	$14.77	$14.91	$13.10	$11.76	$12.54	$11.67	$9.68
End of period	$16.08	$17.16	$14.92	$14.33	$14.77	$14.91	$13.10	$11.76	$12.54	$11.67
Accumulation units outstanding at the end of period	19,106	20,012	31,836	45,943	47,644	47,029	49,137	57,900	61,407	43,542

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$21.08	$18.35	$15.74	$16.53	$14.59	$11.18	$10.01	$10.29	N/A	N/A
End of period	$18.90	$21.08	$18.35	$15.74	$16.53	$14.59	$11.18	$10.01	N/A	N/A
Accumulation units outstanding at the end of period	6,351	7,170	7,424	8,074	8,134	7,465	6,346	3,878	N/A	N/A

JNL/American Funds Capital Income Builder Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.54	$10.04	$9.96	$10.56	$10.59	$11.08	$10.63	$10.35	N/A	N/A
End of period	$10.21	$10.54	$10.04	$9.96	$10.56	$10.59	$11.08	$10.63	N/A	N/A
Accumulation units outstanding at the end of period	390	375	1,958	1,132	2,345	2,604	2,955	4,548	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/American Funds Global Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$15.70	$12.69	$12.66	$12.86	$12.82	$10.18	$8.76	$11.04	N/A	N/A
End of period	$13.80	$15.70	$12.69	$12.66	$12.86	$12.82	$10.18	$8.76	N/A	N/A
Accumulation units outstanding at the end of period	6,975	7,931	4,291	6,816	8,591	8,859	8,701	6,215	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$15.69	$13.21	$12.47	$12.62	$12.31	$10.34	N/A	N/A	N/A	N/A
End of period	$14.62	$15.69	$13.21	$12.47	$12.62	$12.31	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	14,038	4,757	4,941	3,069	2,881	1,467	N/A	N/A	N/A	N/A

JNL/American Funds Growth Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$21.32	$17.75	$16.22	$16.30	$15.02	$11.47	$9.96	$10.35	N/A	N/A
End of period	$20.54	$21.32	$17.75	$16.22	$16.30	$15.02	$11.47	$9.96	N/A	N/A
Accumulation units outstanding at the end of period	9,855	9,869	11,163	12,414	4,705	12,230	8,407	—	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$14.74	$11.37	$11.19	$11.94	$12.50	$10.48	$9.06	$10.74	N/A	N/A
End of period	$12.56	$14.74	$11.37	$11.19	$11.94	$12.50	$10.48	$9.06	N/A	N/A
Accumulation units outstanding at the end of period	17,366	20,982	20,864	24,139	16,349	15,587	14,727	14,021	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/American Funds Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	$14.26	$12.51	$11.83	$12.03	$11.71	$10.32	N/A	N/A	N/A	N/A
End of period	$13.41	$14.26	$12.51	$11.83	$12.03	$11.71	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	19,596	19,730	21,578	19,191	1,605	1,605	N/A	N/A	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$13.52	$10.65	$10.30	$10.84	$11.99	$10.98	$9.50	$11.25	N/A	N/A
End of period	$11.40	$13.52	$10.65	$10.30	$10.84	$11.99	$10.98	$9.50	N/A	N/A
Accumulation units outstanding at the end of period	18,170	18,413	19,545	19,338	14,360	6,265	3,183	859	N/A	N/A

JNL/AQR Large Cap Relaxed Constraint Equity Division
Accumulation unit value:
Beginning of period	$16.60	$13.70	$12.88	$13.31	$11.86	$8.97	$7.61	$8.65	$8.08	$6.57
End of period	$14.16	$16.60	$13.70	$12.88	$13.31	$11.86	$8.97	$7.61	$8.65	$8.08
Accumulation units outstanding at the end of period	936	1,037	1,606	3,353	4,625	3,548	2,785	2,883	2,811	3,865

JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	$9.79	$10.07	$11.17	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.74	$9.79	$10.07	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	731	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$13.31	$11.87	$11.59	$11.92	$11.88	$10.55	$9.77	$10.32	N/A	N/A
End of period	$12.11	$13.31	$11.87	$11.59	$11.92	$11.88	$10.55	$9.77	N/A	N/A
Accumulation units outstanding at the end of period	10,638	12,399	11,882	26,089	25,297	25,662	48,858	51,986	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$8.32	$8.70	$6.98	$9.29	$11.00	$10.19	$10.27	$11.25	$9.72	$6.58
End of period	$6.78	$8.32	$8.70	$6.98	$9.29	$11.00	$10.19	$10.27	$11.25	$9.72
Accumulation units outstanding at the end of period	12,251	13,672	15,889	15,638	16,648	23,248	18,543	16,988	14,311	18,434

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$28.99	$22.02	$22.25	$21.26	$19.82	$14.48	$13.29	$13.39	$12.06	$9.08
End of period	$29.09	$28.99	$22.02	$22.25	$21.26	$19.82	$14.48	$13.29	$13.39	$12.06
Accumulation units outstanding at the end of period	56,109	87,604	94,437	84,703	94,592	88,060	97,193	116,950	126,800	156,514

JNL/Boston Partners Global Long Short Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$14.79	$11.68	$11.86	$12.48	$14.16	$11.83	$10.25	$11.95	$11.27	$8.79
End of period	$12.01	$14.79	$11.68	$11.86	$12.48	$14.16	$11.83	$10.25	$11.95	$11.27
Accumulation units outstanding at the end of period	26,552	26,504	27,924	29,918	33,605	46,449	65,700	68,732	69,802	116,966

JNL/ClearBridge Large Cap Growth Division
Accumulation unit value:
Beginning of period	$10.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.63	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	732	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Crescent High Income Division
Accumulation unit value:
Beginning of period	$10.77	$10.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.39	$10.77	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/DFA Moderate Growth Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$21.17	$17.88	$15.92	$16.50	$15.25	$11.46	$10.23	$10.47	$9.50	$7.21
End of period	$19.24	$21.17	$17.88	$15.92	$16.50	$15.25	$11.46	$10.23	$10.47	$9.50
Accumulation units outstanding at the end of period	15,447	19,603	20,427	31,786	46,019	54,667	68,957	73,991	88,250	107,157

JNL/DFA U.S. Small Cap Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Core Fixed Income Division
Accumulation unit value:
Beginning of period	$20.58	$19.82	$19.59	$19.80	$19.33	$20.04	$18.82	$18.23	$17.20	$15.12
End of period	$20.18	$20.58	$19.82	$19.59	$19.80	$19.33	$20.04	$18.82	$18.23	$17.20
Accumulation units outstanding at the end of period	107,700	118,020	128,091	134,014	161,167	225,547	269,749	291,055	358,182	423,697

JNL/DoubleLine Emerging Markets Fixed Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/DoubleLine Shiller Enhanced CAPE Division
Accumulation unit value:
Beginning of period	$15.35	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.44	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,491	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	$11.12	$10.84	$10.79	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.15	$11.12	$10.84	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,507	14,019	10,953	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eaton Vance Global Macro Absolute Return Advantage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Epoch Global Shareholder Yield Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/FAMCO Flex Core Covered Call Division
Accumulation unit value:
Beginning of period	$14.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.97	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	687	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/First State Global Infrastructure Division
Accumulation unit value:
Beginning of period	$14.99	$13.85	$12.49	$15.56	$14.71	$12.10	$10.35	N/A	N/A	N/A
End of period	$13.82	$14.99	$13.85	$12.49	$15.56	$14.71	$12.10	N/A	N/A	N/A
Accumulation units outstanding at the end of period	9,816	10,542	11,344	10,895	12,917	17,537	13,751	N/A	N/A	N/A

JNL/FPA + Doubleline Flexible Allocation Division
Accumulation unit value:
Beginning of period	$13.60	$12.43	$12.17	$13.60	$14.38	$11.81	$10.22	$11.22	$10.37	N/A
End of period	$12.21	$13.60	$12.43	$12.17	$13.60	$14.38	$11.81	$10.22	$11.22	N/A
Accumulation units outstanding at the end of period	13,912	14,113	15,456	32,129	37,284	43,698	43,853	40,612	37,200	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$13.60	$12.35	$11.05	$11.96	$11.82	$9.68	$8.48	$8.72	$8.02	$6.26
End of period	$12.13	$13.60	$12.35	$11.05	$11.96	$11.82	$9.68	$8.48	$8.72	$8.02
Accumulation units outstanding at the end of period	32,568	32,722	35,387	37,071	40,458	31,513	79,985	81,056	91,655	94,881

JNL/Franklin Templeton Global Division
Accumulation unit value:
Beginning of period	$12.60	$10.88	$9.99	$10.84	$11.27	$8.77	$7.30	$7.89	$7.48	$5.80
End of period	$10.58	$12.60	$10.88	$9.99	$10.84	$11.27	$8.77	$7.30	$7.89	$7.48
Accumulation units outstanding at the end of period	29,954	30,205	30,322	28,811	23,899	23,123	24,015	28,278	25,911	5,854

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.51	$11.28	$11.03	$11.68	$11.91	$11.67	$10.05	N/A	N/A	N/A
End of period	$11.42	$11.51	$11.28	$11.03	$11.68	$11.91	$11.67	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,469	11,670	13,580	13,949	23,179	22,354	2,773	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$15.53	$14.34	$12.76	$13.98	$13.75	$12.24	$11.07	$10.96	$9.88	$7.55
End of period	$14.64	$15.53	$14.34	$12.76	$13.98	$13.75	$12.24	$11.07	$10.96	$9.88
Accumulation units outstanding at the end of period	41,628	42,137	42,682	48,144	64,929	77,009	78,251	73,564	71,767	73,344

JNL/Franklin Templeton International Small Cap Division
Accumulation unit value:
Beginning of period	$12.76	$9.79	$10.06	$9.84	$11.02	$8.45	$6.74	$7.99	$6.73	$4.48
End of period	$10.08	$12.76	$9.79	$10.06	$9.84	$11.02	$8.45	$6.74	$7.99	$6.73
Accumulation units outstanding at the end of period	4,246	4,662	4,813	10,608	8,236	6,202	965	8,670	27,614	20,478

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$13.82	$12.98	$11.39	$12.12	$11.47	$9.08	$8.11	$8.28	$7.54	$6.04
End of period	$12.39	$13.82	$12.98	$11.39	$12.12	$11.47	$9.08	$8.11	$8.28	$7.54
Accumulation units outstanding at the end of period	33,996	35,441	35,447	38,798	41,669	41,299	43,436	36,649	27,348	22,427

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$19.24	$18.96	$18.85	$19.06	$18.35	$18.83	$17.74	$16.95	$15.98	$14.21
End of period	$18.65	$19.24	$18.96	$18.85	$19.06	$18.35	$18.83	$17.74	$16.95	$15.98
Accumulation units outstanding at the end of period	25,113	31,008	39,345	38,875	47,838	47,640	50,906	53,356	65,005	85,387

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$13.27	$11.70	$10.89	$12.61	$13.47	$14.83	$12.54	$13.36	$11.68	$9.65
End of period	$11.96	$13.27	$11.70	$10.89	$12.61	$13.47	$14.83	$12.54	$13.36	$11.68
Accumulation units outstanding at the end of period	2,438	2,475	3,526	4,495	4,473	4,487	4,519	4,759	6,687	1,972

JNL/GQG Emerging Markets Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Harris Oakmark Global Equity Division
Accumulation unit value:
Beginning of period	$10.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	18,279	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Heitman U.S. Focused Real Estate Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco China-India Division
Accumulation unit value:
Beginning of period	$13.69	$9.12	$9.59	$10.25	$9.34	$9.71	$7.98	$11.23	$9.75	$5.43
End of period	$11.18	$13.69	$9.12	$9.59	$10.25	$9.34	$9.71	$7.98	$11.23	$9.75
Accumulation units outstanding at the end of period	5,109	5,827	7,919	4,677	4,995	5,019	5,455	9,525	41,637	36,240

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Invesco Diversified Dividend Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$17.02	$15.68	$15.54	$15.93	$14.06	$13.88	$10.99	$11.90	$10.31	$7.90
End of period	$15.70	$17.02	$15.68	$15.54	$15.93	$14.06	$13.88	$10.99	$11.90	$10.31
Accumulation units outstanding at the end of period	9,680	10,482	14,369	17,928	24,083	21,084	15,796	15,813	17,551	15,095

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$16.64	$13.71	$14.08	$14.59	$14.78	$12.61	$11.06	$12.05	$10.89	$8.07
End of period	$13.92	$16.64	$13.71	$14.08	$14.59	$14.78	$12.61	$11.06	$12.05	$10.89
Accumulation units outstanding at the end of period	20,775	24,847	26,824	32,309	35,184	38,376	43,820	49,402	64,873	73,855

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$32.19	$26.15	$23.80	$24.60	$23.13	$16.81	$14.50	$14.92	$12.00	$9.04
End of period	$28.82	$32.19	$26.15	$23.80	$24.60	$23.13	$16.81	$14.50	$14.92	$12.00
Accumulation units outstanding at the end of period	10,940	13,419	13,348	14,516	15,440	13,183	14,600	17,744	22,319	25,860

JNL/JPMorgan Hedged Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$28.27	$22.18	$22.40	$22.07	$20.15	$14.40	$12.58	$13.57	$10.96	$7.79
End of period	$26.46	$28.27	$22.18	$22.40	$22.07	$20.15	$14.40	$12.58	$13.57	$10.96
Accumulation units outstanding at the end of period	7,789	8,616	18,009	22,492	22,395	30,622	16,987	44,453	37,785	36,626

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$13.72	$13.59	$13.60	$13.74	$13.23	$13.92	$13.64	$12.60	$11.92	$11.67
End of period	$13.58	$13.72	$13.59	$13.60	$13.74	$13.23	$13.92	$13.64	$12.60	$11.92
Accumulation units outstanding at the end of period	6,051	6,271	7,782	10,914	11,870	14,189	50,018	54,410	45,674	50,815

JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$14.94	$11.79	$10.04	$12.53	$13.42	$13.78	$11.45	$14.13	$11.76	$6.95
End of period	$12.02	$14.94	$11.79	$10.04	$12.53	$13.42	$13.78	$11.45	$14.13	$11.76
Accumulation units outstanding at the end of period	3,225	3,358	4,460	5,603	5,811	7,389	7,929	15,723	30,581	31,475

JNL/Lazard International Strategic Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital 10 x 10 Division
Accumulation unit value:
Beginning of period	$15.62	$13.64	$12.36	$12.83	$12.03	$9.57	$8.37	$8.68	$7.57	$6.17
End of period	$14.03	$15.62	$13.64	$12.36	$12.83	$12.03	$9.57	$8.37	$8.68	$7.57
Accumulation units outstanding at the end of period	1,019	1,217	1,781	2,963	5,709	6,894	7,399	8,532	15,715	15,295

JNL/Mellon Capital Bond Index Division
Accumulation unit value:
Beginning of period	$13.20	$13.00	$12.95	$13.16	$12.65	$13.20	$12.94	$12.25	$11.75	$11.28
End of period	$12.92	$13.20	$13.00	$12.95	$13.16	$12.65	$13.20	$12.94	$12.25	$11.75
Accumulation units outstanding at the end of period	14,482	15,304	22,374	26,602	27,810	34,336	43,864	49,806	50,972	53,176

JNL/Mellon Capital Consumer Discretionary Sector Division
Accumulation unit value:
Beginning of period	$29.39	$24.43	$23.36	$22.39	$20.51	$14.76	$12.13	$11.56	$9.56	$7.29
End of period	$28.59	$29.39	$24.43	$23.36	$22.39	$20.51	$14.76	$12.13	$11.56	$9.56
Accumulation units outstanding at the end of period	4,267	3,842	1,679	10,613	2,878	4,561	2,144	2,218	5,508	4,473

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Mellon Capital Consumer Staples Sector Division
Accumulation unit value:
Beginning of period	$10.57	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	771	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Dow Index Division
Accumulation unit value:
Beginning of period	$20.96	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	940	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$11.38	$8.49	$7.83	$9.38	$9.89	$10.47	$9.04	N/A	N/A	N/A
End of period	$9.50	$11.38	$8.49	$7.83	$9.38	$9.89	$10.47	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,219	4,149	3,050	2,422	5,762	12,763	6,404	N/A	N/A	N/A

JNL/Mellon Capital Energy Sector Division
Accumulation unit value:
Beginning of period	$25.96	$27.15	$21.67	$28.66	$32.45	$26.28	$25.57	$25.13	$21.42	$18.11
End of period	$20.35	$25.96	$27.15	$21.67	$28.66	$32.45	$26.28	$25.57	$25.13	$21.42
Accumulation units outstanding at the end of period	18,674	22,429	25,025	25,126	24,483	27,674	28,604	33,081	28,822	36,359

JNL/Mellon Capital European 30 Division
Accumulation unit value:
Beginning of period	$16.36	$13.42	$13.88	$14.37	$15.10	$11.74	$10.97	$12.02	$11.94	$8.60
End of period	$13.73	$16.36	$13.42	$13.88	$14.37	$15.10	$11.74	$10.97	$12.02	$11.94
Accumulation units outstanding at the end of period	—	—	574	3,212	3,227	1,035	1,236	1,150	1,235	406

JNL/Mellon Capital Financial Sector Division
Accumulation unit value:
Beginning of period	$15.78	$13.43	$10.98	$11.28	$10.12	$7.71	$6.20	$7.23	$6.47	$5.53
End of period	$13.39	$15.78	$13.43	$10.98	$11.28	$10.12	$7.71	$6.20	$7.23	$6.47
Accumulation units outstanding at the end of period	2,858	7,323	5,503	6,383	4,042	4,432	3,458	3,574	6,904	7,399

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Mellon Capital Healthcare Sector Division
Accumulation unit value:
Beginning of period	$29.64	$24.53	$25.89	$24.66	$20.01	$14.42	$12.34	$11.30	$11.04	$9.27
End of period	$30.64	$29.64	$24.53	$25.89	$24.66	$20.01	$14.42	$12.34	$11.30	$11.04
Accumulation units outstanding at the end of period	7,679	9,877	11,244	16,722	13,408	10,965	7,330	8,151	8,065	10,013

JNL/Mellon Capital Index 5 Division
Accumulation unit value:
Beginning of period	$16.01	$14.09	$12.78	$13.17	$12.70	$10.42	$9.28	$9.62	$8.43	$6.84
End of period	$14.54	$16.01	$14.09	$12.78	$13.17	$12.70	$10.42	$9.28	$9.62	$8.43
Accumulation units outstanding at the end of period	4,877	4,927	7,299	7,520	7,857	7,711	7,963	8,094	8,737	9,170

JNL/Mellon Capital Industrials Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Information Technology Sector Division
Accumulation unit value:
Beginning of period	$29.97	$22.32	$20.00	$19.44	$16.36	$13.16	$12.01	$12.23	$11.08	$6.86
End of period	$29.30	$29.97	$22.32	$20.00	$19.44	$16.36	$13.16	$12.01	$12.23	$11.08
Accumulation units outstanding at the end of period	9,564	10,082	8,024	10,256	10,168	9,793	8,948	10,249	12,090	13,943

JNL/Mellon Capital International Index Division
Accumulation unit value:
Beginning of period	$17.56	$14.25	$14.35	$14.73	$15.92	$13.31	$11.45	$13.25	$12.59	$9.88
End of period	$14.89	$17.56	$14.25	$14.35	$14.73	$15.92	$13.31	$11.45	$13.25	$12.59
Accumulation units outstanding at the end of period	13,285	15,819	19,478	25,718	24,416	26,400	31,886	34,006	36,144	44,093

JNL/Mellon Capital JNL 5 Division
Accumulation unit value:
Beginning of period	$21.73	$18.87	$17.07	$17.87	$16.29	$12.56	$10.80	$11.20	$9.71	$7.94
End of period	$19.33	$21.73	$18.87	$17.07	$17.87	$16.29	$12.56	$10.80	$11.20	$9.71
Accumulation units outstanding at the end of period	79,160	100,332	112,504	172,001	175,927	289,253	335,499	416,431	473,818	560,288

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Mellon Capital Materials Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital MSCI KLD 400 Social Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital MSCI World Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital Nasdaq 100 Index Division
Accumulation unit value:
Beginning of period	$24.08	$18.50	$17.40	$17.41	$14.93	$10.74	$9.11	$9.07	$7.85	$5.94
End of period	$23.57	$24.08	$18.50	$17.40	$17.41	$14.93	$10.74	$9.11	$9.07	$7.85
Accumulation units outstanding at the end of period	7,171	10,078	6,941	2,871	6,936	4,953	3,086	550	447	381

JNL/Mellon Capital Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$21.23	$17.48	$16.19	$15.66	$15.40	$13.88	$12.58	$13.01	$11.70	$9.57
End of period	$18.01	$21.23	$17.48	$16.19	$15.66	$15.40	$13.88	$12.58	$13.01	$11.70
Accumulation units outstanding at the end of period	3,040	3,511	4,138	3,278	2,932	878	1,012	1,055	1,386	243

JNL/Mellon Capital Real Estate Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Mellon Capital S&P 1500 Growth Index Division
Accumulation unit value:
Beginning of period	$10.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	922	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 1500 Value Index Division
Accumulation unit value:
Beginning of period	$10.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	241	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Mellon Capital S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$29.97	$26.30	$22.23	$23.19	$21.55	$16.45	$14.24	$14.77	$11.92	$8.76
End of period	$26.10	$29.97	$26.30	$22.23	$23.19	$21.55	$16.45	$14.24	$14.77	$11.92
Accumulation units outstanding at the end of period	10,619	13,633	14,268	12,225	13,417	16,836	14,690	17,972	26,265	31,922

JNL/Mellon Capital S&P 500 Index Division
Accumulation unit value:
Beginning of period	$24.14	$20.22	$18.43	$18.55	$16.65	$12.84	$11.30	$11.30	$10.03	$8.08
End of period	$22.62	$24.14	$20.22	$18.43	$18.55	$16.65	$12.84	$11.30	$11.30	$10.03
Accumulation units outstanding at the end of period	64,973	119,658	81,821	105,421	106,870	103,724	102,904	109,653	137,818	162,707

JNL/Mellon Capital S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$19.24	$19.98	$15.09	$16.13	$15.82	$11.73	$10.46	$11.51	$9.67	$6.08
End of period	$14.60	$19.24	$19.98	$15.09	$16.13	$15.82	$11.73	$10.46	$11.51	$9.67
Accumulation units outstanding at the end of period	13,825	13,267	19,111	13,392	14,427	9,860	9,559	9,921	11,279	16,393

JNL/Mellon Capital Small Cap Index Division
Accumulation unit value:
Beginning of period	$25.96	$23.35	$18.83	$20.03	$19.43	$14.25	$12.48	$13.24	$10.64	$8.48
End of period	$23.29	$25.96	$23.35	$18.83	$20.03	$19.43	$14.25	$12.48	$13.24	$10.64
Accumulation units outstanding at the end of period	29,502	34,283	35,132	41,163	46,039	64,306	79,362	91,862	116,024	157,305

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Mellon Capital Telecommunications Sector Division
Accumulation unit value:
Beginning of period	$26.52	$26.00	$21.36	$21.11	$20.31	$17.04	$14.37	$15.07	$12.48	$10.09
End of period	$24.61	$26.52	$26.00	$21.36	$21.11	$20.31	$17.04	$14.37	$15.07	$12.48
Accumulation units outstanding at the end of period	318	—	79	196	298	311	325	456	1,522	1,285

JNL/Mellon Capital Utilities Sector Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/MFS Mid Cap Value Division
Accumulation unit value:
Beginning of period	$21.34	$19.17	$17.13	$19.10	$17.14	$13.10	$11.27	$12.24	$9.99	$7.65
End of period	$18.57	$21.34	$19.17	$17.13	$19.10	$17.14	$13.10	$11.27	$12.24	$9.99
Accumulation units outstanding at the end of period	29,863	4,328	9,219	9,819	10,240	9,486	12,168	16,549	17,847	18,091

JNL/Morningstar Wide Moat Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Currency Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$11.33	$10.77	$10.32	$10.61	$10.27	$10.43	N/A	N/A	N/A	N/A
End of period	$10.88	$11.33	$10.77	$10.32	$10.61	$10.27	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	42,026	21,030	21,825	23,126	22,196	542	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Nicholas Convertible Arbitrage Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$26.21	$19.54	$19.82	$19.38	$19.31	$15.52	$13.07	$14.46	$12.72	$9.26
End of period	$22.41	$26.21	$19.54	$19.82	$19.38	$19.31	$15.52	$13.07	$14.46	$12.72
Accumulation units outstanding at the end of period	62,191	70,881	77,601	25,261	28,020	28,568	37,664	44,682	57,704	75,266

JNL/PIMCO Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Investment Grade Corporate Bond Division
Accumulation unit value:
Beginning of period	$12.29	$11.67	$11.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.80	$12.29	$11.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	947	1,006	673	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.67	$13.45	$12.99	$13.60	$13.37	$14.94	$13.98	$12.71	$11.97	$10.37
End of period	$13.16	$13.67	$13.45	$12.99	$13.60	$13.37	$14.94	$13.98	$12.71	$11.97
Accumulation units outstanding at the end of period	27,431	27,399	28,600	31,139	39,731	46,093	64,375	92,864	73,951	83,104

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$11.42	$11.26	$10.45	$10.74	$10.88	$10.59	$9.97	N/A	N/A	N/A
End of period	$11.13	$11.42	$11.26	$10.45	$10.74	$10.88	$10.59	N/A	N/A	N/A
Accumulation units outstanding at the end of period	11,237	13,246	13,203	12,900	25,482	22,744	2,562	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$21.42	$20.23	$17.55	$19.13	$19.39	$18.19	$15.82	$15.34	$13.47	$9.34
End of period	$19.98	$21.42	$20.23	$17.55	$19.13	$19.39	$18.19	$15.82	$15.34	$13.47
Accumulation units outstanding at the end of period	30,467	38,289	47,583	51,755	63,305	80,774	93,392	101,145	125,412	127,984

JNL/PPM America Long Short Credit Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$20.80	$18.79	$14.97	$16.53	$15.19	$10.93	$9.53	$10.45	$8.18	$5.64
End of period	$16.37	$20.80	$18.79	$14.97	$16.53	$15.19	$10.93	$9.53	$10.45	$8.18
Accumulation units outstanding at the end of period	500	1,018	954	797	676	3,111	3,543	6,108	6,269	155

JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$22.06	$19.11	$14.86	$15.63	$14.99	$11.08	$9.39	$10.37	$8.24	$6.24
End of period	$17.34	$22.06	$19.11	$14.86	$15.63	$14.99	$11.08	$9.39	$10.37	$8.24
Accumulation units outstanding at the end of period	25,997	26,128	26,223	26,398	9,569	9,992	9,591	9,835	29,664	37,417

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	$18.14	$17.69	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.65	$18.14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	180	656	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$18.11	$15.99	$13.35	$14.84	$13.39	$9.69	$8.51	$9.12	$7.88	$5.53
End of period	$15.32	$18.11	$15.99	$13.35	$14.84	$13.39	$9.69	$8.51	$9.12	$7.88
Accumulation units outstanding at the end of period	41,247	45,488	52,601	61,081	66,897	80,804	96,866	113,696	137,156	171,967

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$23.02	$20.26	$18.64	$19.93	$17.68	$12.50	$10.92	$10.47	$9.34	$6.68
End of period	$21.26	$23.02	$20.26	$18.64	$19.93	$17.68	$12.50	$10.92	$10.47	$9.34

Accumulation units outstanding at the end of period	22,184	25,257	27,785	38,999	28,271	14,011	12,430	11,559	12,095	10,331

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$25.40	$21.54	$20.69	$20.76	$19.14	$13.60	$11.83	$10.87	$9.80	$6.90
End of period	$24.34	$25.40	$21.54	$20.69	$20.76	$19.14	$13.60	$11.83	$10.87	$9.80
Accumulation units outstanding at the end of period	859	1,352	3,260	5,475	6,334	5,139	5,235	8,396	10,524	6,003

JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$22.75	$20.62	$17.78	$17.93	$16.00	$12.42	$11.18	$10.09	$8.67	$7.13
End of period	$21.22	$22.75	$20.62	$17.78	$17.93	$16.00	$12.42	$11.18	$10.09	$8.67
Accumulation units outstanding at the end of period	15,907	16,979	29,485	15,654	11,809	22,394	17,017	13,397	6,058	2,007

JNL/S&P International 5 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$22.81	$19.47	$18.77	$22.12	$19.02	$12.88	$11.46	$10.92	$9.69	$6.26
End of period	$21.16	$22.81	$19.47	$18.77	$22.12	$19.02	$12.88	$11.46	$10.92	$9.69
Accumulation units outstanding at the end of period	4,421	12,592	13,356	14,664	17,431	14,922	7,620	4,600	3,846	7,550

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$22.48	$18.51	$17.73	$18.04	$17.18	$13.87	$12.15	$12.96	$11.23	$8.70
End of period	$20.66	$22.48	$18.51	$17.73	$18.04	$17.18	$13.87	$12.15	$12.96	$11.23
Accumulation units outstanding at the end of period	118,030	141,942	150,476	159,281	178,086	202,684	213,853	228,200	245,613	283,408

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$14.22	$13.51	$13.06	$13.46	$13.25	$12.87	$12.01	$11.83	$11.04	$9.87
End of period	$13.68	$14.22	$13.51	$13.06	$13.46	$13.25	$12.87	$12.01	$11.83	$11.04
Accumulation units outstanding at the end of period	40,301	52,911	89,081	58,059	73,592	69,770	76,821	77,025	137,471	149,371

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$21.47	$18.00	$17.25	$17.55	$16.87	$13.97	$12.29	$12.88	$11.26	$8.93
End of period	$19.89	$21.47	$18.00	$17.25	$17.55	$16.87	$13.97	$12.29	$12.88	$11.26
Accumulation units outstanding at the end of period	180,251	189,500	272,404	306,701	319,157	341,787	426,225	474,638	514,776	579,201

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$16.25	$14.83	$14.27	$14.65	$14.30	$13.14	$12.03	$12.11	$11.04	$9.45
End of period	$15.45	$16.25	$14.83	$14.27	$14.65	$14.30	$13.14	$12.03	$12.11	$11.04
Accumulation units outstanding at the end of period	28,405	34,365	38,385	45,884	61,072	65,212	53,220	51,068	63,794	53,211

JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$19.42	$16.99	$16.33	$16.71	$16.23	$14.22	$12.69	$13.05	$11.70	$9.62
End of period	$18.19	$19.42	$16.99	$16.33	$16.71	$16.23	$14.22	$12.69	$13.05	$11.70
Accumulation units outstanding at the end of period	140,102	178,609	216,298	238,460	270,514	286,900	314,699	368,769	444,642	511,939

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	$12.75	$11.55	$9.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.64	$12.75	$11.55	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	—	—	231	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$20.49	$18.73	$16.88	$18.57	$16.27	$10.89	$9.07	$9.73	$8.98	$6.38
End of period	$17.93	$20.49	$18.73	$16.88	$18.57	$16.27	$10.89	$9.07	$9.73	$8.98
Accumulation units outstanding at the end of period	4,933	5,109	5,277	5,957	6,926	7,804	5,097	1,620	1,929	3,871

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/T. Rowe Price Capital Appreciation Division
Accumulation unit value:
Beginning of period	$14.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,753	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$30.42	$23.11	$23.13	$21.21	$19.80	$14.50	$12.39	$12.72	$11.06	$7.82
End of period	$29.54	$30.42	$23.11	$23.13	$21.21	$19.80	$14.50	$12.39	$12.72	$11.06
Accumulation units outstanding at the end of period	44,850	54,138	55,354	63,333	67,200	83,208	91,930	91,619	103,549	146,107

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$50.01	$40.78	$39.02	$37.21	$33.48	$24.89	$22.25	$22.92	$18.20	$12.58
End of period	$48.05	$50.01	$40.78	$39.02	$37.21	$33.48	$24.89	$22.25	$22.92	$18.20
Accumulation units outstanding at the end of period	57,363	66,698	71,501	74,992	82,658	90,800	105,705	118,054	131,841	158,215

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.16	$10.19	$10.20	$10.32	$10.43	$10.58	$10.48	$10.50	$10.35	$9.76
End of period	$10.11	$10.16	$10.19	$10.20	$10.32	$10.43	$10.58	$10.48	$10.50	$10.35
Accumulation units outstanding at the end of period	34,806	30,847	31,765	61,454	36,372	44,406	34,082	30,657	68,183	27,575

JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$26.47	$22.63	$20.73	$21.43	$19.21	$14.22	$12.10	$12.54	$10.99	$8.13
End of period	$23.57	$26.47	$22.63	$20.73	$21.43	$19.21	$14.22	$12.10	$12.54	$10.99
Accumulation units outstanding at the end of period	18,370	26,431	40,596	38,137	41,400	37,723	46,618	46,898	47,108	65,834

JNL/The Boston Company Equity Income Division
Accumulation unit value:
Beginning of period	$22.12	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.68	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/The London Company Focused U.S. Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Capital Growth Division
Accumulation unit value:
Beginning of period	$10.76	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.41	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Equity Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Global Bond Market Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Growth ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard International Division
Accumulation unit value:
Beginning of period	$10.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$8.81	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	156	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Vanguard International Stock Market Index Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Moderate ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Moderate Growth ETF Allocation Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard Small Company Growth Division
Accumulation unit value:
Beginning of period	$10.70	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,559	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Vanguard US Stock Market Index Division
Accumulation unit value:
Beginning of period	$10.67	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$9.90	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WCM Focused International Equity Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
JNL/Westchester Capital Event Driven Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$22.30	$20.12	$18.43	$18.88	$17.45	$14.84	$13.68	$13.45	$12.32	$10.45
End of period	$21.21	$22.30	$20.12	$18.43	$18.88	$17.45	$14.84	$13.68	$13.45	$12.32
Accumulation units outstanding at the end of period	119,067	135,951	136,632	160,700	169,864	193,512	197,954	209,125	222,201	247,155

JNL/WMC Government Money Market Division
Accumulation unit value:
Beginning of period	$10.40	$10.55	$10.70	$10.87	$11.03	$11.20	$11.37	$11.54	$11.71	$11.87
End of period	$10.36	$10.40	$10.55	$10.70	$10.87	$11.03	$11.20	$11.37	$11.54	$11.71
Accumulation units outstanding at the end of period	214,237	75,127	117,881	124,306	111,898	110,333	184,426	165,832	231,871	295,296

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$26.33	$23.20	$20.76	$21.75	$19.84	$15.36	$13.41	$13.89	$12.41	$10.16
End of period	$23.26	$26.33	$23.20	$20.76	$21.75	$19.84	$15.36	$13.41	$13.89	$12.41
Accumulation units outstanding at the end of period	4,244	4,740	5,443	6,463	7,459	10,402	14,830	17,942	15,717	21,723

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2019

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account III

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 29, 2019. The Prospectus may be obtained from Jackson National Life Insurance Company (Jackson®) by writing P.O. Box 24068, Lansing, Michigan 48909-4068, or calling 1-800-644-4565.

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General Information and History

Jackson National Separate Account III (Separate Account) is a separate investment account of Jackson National Life Insurance Company. Jackson is a wholly owned subsidiary of Brooke Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Trademarks, Service Marks, and Related Disclosures

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “STANDARD & POOR’S ® ,” “S&P ® ,” “S&P 500 ® ,” “S&P MIDCAP 400 Index ® ,” “STANDARD & POOR’S MIDCAP 400 Index ® ,” “S&P SmallCap 600 Index ® ,” “STANDARD & POOR’S 500 ® ,” “S&P Composite 1500 Growth Index,” and “S&P Composite 1500 Value Index” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones ® ”, “Dow Jones Industrial Average”, “DJIA ® ”, “The Dow ® ” and “The Dow ® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company ® (“Jackson”).

Standard & Poor’s ® , S&P ® and S&P 500 ® , S&P MidCap 400 ® and S&P SmallCap 600 ® are registered trademarks of Standard & Poor’s Financial Services LLC and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P ® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital S&P 1500 Growth Index Fund, and JNL/Mellon Capital S&P 1500 Value Index Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

Dow Jones, SPDJI and their respective affiliates do not:

•	Sponsor, endorse, sell or promote the Products.

•	Recommend that any person invest in the Products.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•	Have any responsibility or liability for the administration, management or marketing of the Products.

•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:

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• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;
•    Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P 4 Fund.

STANDARD & POOR’S®, S&P®, S&P 500®, and S&P MIDCAP 400® are registered trademarks of S&P Global Market Intelligence Inc. or its affiliates and have been licensed for use by Jackson National Life Insurance Company. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a part of S&P Global Market Intelligence. Certain portfolios herein are sub-advised by SPIAS, a registered investment adviser and a wholly owned subsidiary of S&P Global Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS in this document, investors should realize that such information is provided to Jackson National Asset Management, LLC only as a general recommendation. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. The underlying funds of the JNL/S&P 4 Fund are sub-advised by SPIAS. SPIAS does not sub-advise the JNL/S&P 4 Fund. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

SPIAS and its affiliates (collectively, S&P Global) and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Global Parties) do not guarantee the accuracy, completeness, timeliness or availability of the Content. S&P Global Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an “as is” basis. S&P GLOBAL PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, FREEDOM FROM BUGS, SOFTWARE ERRORS OR DEFECTS, THAT THE CONTENT’S FUNCTIONING WILL BE UNINTERRUPTED OR THAT

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THE CONTENT WILL OPERATE WITH ANY SOFTWARE OR HARDWARE CONFIGURATION. In no event shall S&P Global Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the Content even if advised of the possibility of such damages.

While SPIAS has obtained information from sources it believes to be reliable, SPIAS does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

S&P Global keeps certain activities of its divisions separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain divisions of S&P Global may have information that is not available to other S&P Global divisions. S&P Global has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P Global Ratings does not contribute to or participate in the provision of investment advice. S&P Global Ratings may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P Global reserves the right to disseminate its opinions and analyses. S&P Global’s public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P Global publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

S&P Global Market Intelligence and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address. SPIAS may consider research and other information from affiliates in making its investment recommendations.

The investment policies of certain model portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P Global Ratings. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P Global Ratings.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

DoubleLine is a registered service mark of DoubleLine Capital LP.

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 ® Index to track general stock market performance. The Corporations’ only relationship to Jackson National Life Insurance Company (“Licensee”) is in the licensing of the NASDAQ ® , and Nasdaq-100 ® Index TM registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 ® Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 ® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 ® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 ® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 ® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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NASDAQ ® , and Nasdaq-100 ® Index TM , are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Jackson National Life Insurance Company . The JNL/Mellon Capital Nasdaq ® 100 Index Fund has not been passed on by the Corporations as to their legality or suitability. The JNL/Mellon Capital Nasdaq ® 100 Index Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ ® 100 INDEX FUND.

THE FOLLOWING APPLIES TO THE JNL MULTI-MANAGER MID CAP FUND, THE JNL MULTI-MANAGER SMALL CAP GROWTH FUND, THE JNL MULTI-MANAGER SMALL CAP VALUE FUND, THE JNL/AQR LARGE CAP RELAXED CONSTRAINT U.S. EQUITY FUND, THE JNL/BLACKROCK GLOBAL ALLOCATION FUND, THE JNL/BLACKROCK LARGE CAP SELECT GROWTH FUND, THE JNL/DFA U.S. CORE EQUITY FUND, THE JNL/INVESCO SMALL CAP GROWTH FUND, THE JNL/JPMORGAN MIDCAP GROWTH FUND, THE JNL/MFS MID CAP VALUE FUND, THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL MSCI KLD 400 SOCIAL INDEX FUND, THE JNL/MELLON CAPITAL CONSUMER STAPLES SECTOR FUND, THE JNL/MELLON CAPITAL MATERIALS SECTOR FUND, THE JNL/MELLON CAPITAL INDUSTRIALS SECTOR FUND, THE JNL/MELLON CAPITAL REAL ESTATE SECTOR FUND, THE JNL/MELLON CAPITAL MSCI WORLD INDEX FUND, THE JNL/MELLON CAPITAL TELECOMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER DISCRETIONARY SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL ENERGY SECTOR FUND OR THE JNL/MELLON CAPITAL INFORMATION TECHNOLOGY SECTOR FUND, THE JNL/PPM AMERICA MID CAP VALUE FUND, THE JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND, THE JNL/T. ROWE PRICE MID-CAP GROWTH FUND, THE JNL/T. ROWE PRICE VALUE FUND, AND THE JNL/WMC VALUE FUND (COLLECTIVELY, THE “JNL FUNDS”).

THE JNL FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL FUNDS OR THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL FUNDS IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.

NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL FUNDS, OWNERS OF THE JNL FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine Shiller Enhanced CAPE Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust (“JNLST”) as the Issuer of JNL/DoubleLine Shiller Enhanced CAPE Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE US Sector ER USD Index is the licensing of the Shiller Barclays CAPE US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine Shiller Enhanced CAPE Fund or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund. Additionally, JNLST or JNL/DoubleLine Shiller Enhanced CAPE Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE US Sector ER USD Index in connection with JNL/DoubleLine Shiller Enhanced CAPE Fund investors acquire JNL/DoubleLine Shiller Enhanced CAPE Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine Shiller Enhanced CAPE Fund. The JNL/DoubleLine Shiller Enhanced CAPE Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine Shiller Enhanced CAPE Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine Shiller Enhanced CAPE Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine Shiller Enhanced CAPE Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine Shiller Enhanced CAPE Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine Shiller Enhanced CAPE Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPE US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE SHILLER ENHANCED CAPE FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

iShares® and BlackRock® are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license.  BlackRock makes no representations or warranties regarding the advisability of investing in any product or service offered by Jackson National Life Insurance Company (“Jackson”). BlackRock has no obligation or liability in connection with the operation, marketing, trading or sale of any product or service offered by Jackson.

Morningstar® and Wide Moat FocusSM Index are service marks of Morningstar, Inc. (Morningstar) and have been licensed for use for certain purposes by a Jackson National Asset Management, LLC (“JNAM”).

JNL/Morningstar Wide Moat Index Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of the JNL/Morningstar Wide Moat Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Morningstar Wide Moat Index Fund in particular or the ability of the Morningstar® Wide Moat FocusSM Index to track general stock market performance. Morningstar’s only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Wide Moat FocusSM Index which is determined, composed and calculated by Morningstar without regard to JNAM or the JNL/Morningstar Wide Moat Index Fund. Morningstar has no obligation to take the needs of JNAM or the owners of JNL/Morningstar Wide Moat Index Fund into consideration in determining,

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composing or calculating the Wide Moat FocusSM Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the JNL/Morningstar Wide Moat Index Fund or the timing of the issuance or sale of the JNL/Morningstar Wide Moat Index Fund or in the determination or calculation of the equation by which the JNL/Morningstar Wide Moat Index Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the JNL/Morningstar Wide Moat Index Fund.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL/MORNINGSTAR WIDE MOAT INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Services

Jackson keeps the assets of the Separate Account. Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of each Investment Division within Jackson National Separate Account III and Jackson National Life Insurance Company and Subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215 .

Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. Pursuant to an agreement between Jackson and JNAM, JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. For the past three years, Jackson paid $501,239 in 2016, $491,607 in 2017, and $502,230 in 2018 for the services provided by JNAM to Jackson.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 300 Innovation Drive, Franklin, Tennessee 37067. JNLD is a subsidiary of Jackson National.

For Perspective Advisors contracts, the aggregate amount of commissions paid to broker/dealers was $1,308,864 in 2016, $1,324,381 in 2017, and $1,319,185 in 2018. JNLD did not retain any portion of the commissions.

Calculation of Performance

When Jackson advertises performance for an Investment Division (except the JNL/WMC Government Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Fund. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period (“initial investment”), and computing the ending redeemable value (“redeemable value”) of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the Contract maintenance charge. The redeemable value also reflects the effect of any applicable

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withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding Fund has been in existence for longer than the Investment Division, the non-standardized total return quotations will show the investment performance the Investment Division would have achieved (reduced by the applicable charges) had it been invested in the Fund for the period quoted.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management. An owner’s withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division. The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of accumulation units outstanding during the period.
d	=	the maximum offering price per accumulation unit on the last day of the period.

Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Division normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An Investment Division’s actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/WMC Government Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The JNL/WMC Government Money Market Division’s yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The JNL/WMC Government Money Market Division’s effective yield is computed similarly, but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

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The JNL/WMC Government Money Market Division’s yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund’s portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund’s expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Fund’s Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract owner’s investment in the JNL/WMC Government Money Market Division nor that Division’s investment in the JNL/WMC Government Money Market Fund, is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS “ANNUITY CONTRACTS” UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson’s Tax Status

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the “Code”). For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

Taxation of Annuity Contracts in General

Section 72 of the Code governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract). For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Medicare Tax on Net Investment Income

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

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Withholding Tax on Distributions

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For “eligible rollover distributions” from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to “roll over” the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient’s conduct of a trade or business in the United States and such payment is included in the recipient’s gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable Contracts. These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

Jackson intends that each Fund of the JNL Series Trust, JNL Variable Fund LLC, and Jackson Variable Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or

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agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner’s right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-accounts at any time. The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract owner’s right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion. The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Contract currently offers 146 Investment Divisions and at least one Fixed Account option, and, if more than 99 Allocation Options are offered, a Contract owner can select no more than 99 Allocation Options at any one time. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30 day period without a fee whereas during the accumulation phase, a Contract owner can make 25 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts. For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

Partial 1035 Exchanges

In accordance with Revenue Procedure 2011-38, the IRS will consider a partial exchange of an annuity Contract for another annuity Contract valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 180 days of the date of the partial exchange. Revenue Procedure 2011-38 also provides certain exceptions to the 180 day rule. Due to the complexity of these rules, owners are encouraged to consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies). However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a Contract may have tax consequences. Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual’s gross income. In addition, the amount included in the individual’s gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

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An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable. If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS Approval

The Contract, and all riders attached thereto, has been approved by the IRS for use as an Individual Retirement Annuity prototype.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans. Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan. Owners, annuitants and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts. It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer’s gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a tax-qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose “disability” is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an

12

owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts, (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be “rolled over” into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an “eligible rollover distribution” made by certain types of plans (as described above under “Taxes - Withholding Tax on Distributions”) that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder’s or employee’s spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee’s life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee’s age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans. Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson’s administrative procedures. Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound. Owners, annuitants and beneficiaries

13

are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan. Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts. (See “Tax Treatment of Withdrawals - Tax-Qualified Contracts” above.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

(a) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax‑sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “individual retirement annuity” (“IRA annuity”). Under applicable limitations, certain amounts may be contributed to an IRA annuity which will be deductible from the individual’s gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Purchase payments for Roth IRA annuities are limited to a maximum of $6,000 for 2019. The limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000. The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

Lower maximum limitations apply to individuals above certain adjusted gross income levels. For 2019, these levels are $122,000 in the case of single taxpayers, $193,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately. These levels are indexed annually in $1,000 increments. An overall $6,000 annual limitation (increased as discussed above) continues to apply to all of a taxpayer’s IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and

14

therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

(d) Pension and Profit-Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans -- Section 457

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of 100% of the participant’s includable compensation, or the $19,000 elective deferral limitation in 2019. The limit is indexed for inflation in $500 increments annually. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $6,000.
The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.
In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.
All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity Contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer’s general creditors.
In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

•	attains age 70 1/2,
•	severs employment,
•	dies, or
•	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457. Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

15

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment.  The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one business day to the next.  The income option tables contained in the Contract are based on an assumed investment rate of 3%.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3%.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an investment division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund’s share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the “ex-dividend” date occurs during the valuation period, plus or minus
(3)
a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)
is the asset charge factor determined by Jackson for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see “Income Payments (The Income Phase)” in the Prospectus.

16

APPENDIX A

Jackson National Separate Account III

Financial Statements

December 31, 2018

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL Institutional Alt 25 Fund - Class A	JNL Institutional Alt 50 Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A
Assets
Investments, at fair value	$—	$6,912	$136,873	$11,509	$21,043	$—	$—
Receivables:
Investments in Fund shares sold	—	1	17	1	8	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	6,913	136,890	11,510	21,051	—	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	5	—	—
Insurance fees due to Jackson	—	1	17	1	3	—	—
Total liabilities	—	1	17	1	8	—	—
Net assets	$—	$6,912	$136,873	$11,509	$21,043	$—	$—

Investments in Funds, shares outstanding	—	602	11,101	724	1,310	—	—
Investments in Funds, at cost	$—	$7,093	$109,476	$11,865	$21,590	$—	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL Institutional Alt 25 Fund - Class A	JNL Institutional Alt 50 Fund - Class A	JNL iShares Tactical Growth Fund - Class A(a)	JNL iShares Tactical Moderate Fund - Class A(a)
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	50	2,274	98	394	—	—
Total expenses	—	50	2,274	98	394	—	—
Net investment income (loss)	—	(50)	(2,274)	(98)	(394)	—	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	—	642	9	255	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	(181)	(14,316)	(577)	(1,628)	—	—
Net realized and unrealized gain (loss)	—	(181)	(13,674)	(568)	(1,373)	—	—

Net change in net assets
from operations	$—	$(231)	$(15,948)	$(666)	$(1,767)	$—	$—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

1

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A	JNL/American Funds Balanced Fund - Class A
Assets
Investments, at fair value	$—	$—	$9,003	$8,813	$186,739	$66,724	$307,136
Receivables:
Investments in Fund shares sold	—	—	1	1	23	8	38
Investment Division units sold	—	—	—	—	751	—	—
Total assets	—	—	9,004	8,814	187,513	66,732	307,174

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	751	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	—	1	1	23	8	38
Total liabilities	—	—	1	1	774	8	38
Net assets	$—	$—	$9,003	$8,813	$186,739	$66,724	$307,136

Investments in Funds, shares outstanding	—	—	703	800	7,923	5,874	29,819
Investments in Funds, at cost	$—	$—	$8,114	$9,479	$200,773	$74,049	$308,539

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL iShares Tactical Moderate Growth Fund - Class A(a)	JNL Moderate Allocation Fund - Class A	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A	JNL/American Funds Balanced Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$234	$2,114
Expenses
Asset-based charges	—	—	146	149	4,093	1,182	5,120
Total expenses	—	—	146	149	4,093	1,182	5,120
Net investment income (loss)	—	—	(146)	(149)	(4,093)	(948)	(3,006)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	502	22,837	9,300	18,380
Investments	—	—	23	27	10,864	437	1,714
Net change in unrealized appreciation
(depreciation) on investments	—	—	(664)	(1,048)	(44,427)	(21,519)	(37,964)
Net realized and unrealized gain (loss)	—	—	(641)	(519)	(10,726)	(11,782)	(17,870)

Net change in net assets
from operations	$—	$—	$(787)	$(668)	$(14,819)	$(12,730)	$(20,876)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

2

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Global Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A
Assets
Investments, at fair value	$120,010	$—	$3,979	$—	$96,225	$205,275	$15,375
Receivables:
Investments in Fund shares sold	15	—	—	—	12	25	2
Investment Division units sold	—	—	—	—	—	—	—
Total assets	120,025	—	3,979	—	96,237	205,300	15,377

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	15	—	—	—	12	25	2
Total liabilities	15	—	—	—	12	25	2
Net assets	$120,010	$—	$3,979	$—	$96,225	$205,275	$15,375

Investments in Funds, shares outstanding	5,962	—	378	—	7,595	13,286	720
Investments in Funds, at cost	$108,027	$—	$4,026	$—	$108,470	$209,493	$16,678

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A(a)	JNL/American Funds Global Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A(a)	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A(a)
Investment Income
Dividends	$—	$—	$24	$—	$117	$—	$—
Expenses
Asset-based charges	2,257	—	59	—	1,716	2,106	55
Total expenses	2,257	—	59	—	1,716	2,106	55
Net investment income (loss)	(2,257)	—	(35)	—	(1,599)	(2,106)	(55)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	668	—	—
Investments	6,977	—	—	—	365	825	(10)
Net change in unrealized appreciation
(depreciation) on investments	(19,162)	—	(87)	—	(12,426)	(19,329)	(1,303)
Net realized and unrealized gain (loss)	(12,185)	—	(87)	—	(11,393)	(18,504)	(1,313)

Net change in net assets
from operations	$(14,442)	$—	$(122)	$—	$(12,992)	$(20,610)	$(1,368)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

3

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/AQR Managed Futures Strategy Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A
Assets
Investments, at fair value	$202,461	$218,096	$263,157	$207,116	$13,254	$—	$129,182
Receivables:
Investments in Fund shares sold	25	27	32	26	2	—	16
Investment Division units sold	433	—	—	—	—	—	—
Total assets	202,919	218,123	263,189	207,142	13,256	—	129,198

Liabilities
Payables:
Investments in Fund shares purchased	433	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	25	27	32	26	2	—	16
Total liabilities	458	27	32	26	2	—	16
Net assets	$202,461	$218,096	$263,157	$207,116	$13,254	$—	$129,182

Investments in Funds, shares outstanding	9,309	17,241	18,519	18,509	1,241	—	11,382
Investments in Funds, at cost	$161,380	$204,062	$242,093	$211,506	$13,458	$—	$132,884

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/AQR Managed Futures Strategy Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A
Investment Income
Dividends	$—	$2,141	$—	$1,267	$68	$—	$983
Expenses
Asset-based charges	3,307	4,432	4,232	3,762	238	—	2,355
Total expenses	3,307	4,432	4,232	3,762	238	—	2,355
Net investment income (loss)	(3,307)	(2,291)	(4,232)	(2,495)	(170)	—	(1,372)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	2,170	—	109	401	—	2,513
Investments	3,598	11,661	7,848	4,729	285	—	6,227
Net change in unrealized appreciation
(depreciation) on investments	(7,948)	(53,597)	(20,389)	(44,238)	(2,806)	—	(20,509)
Net realized and unrealized gain (loss)	(4,350)	(39,766)	(12,541)	(39,400)	(2,120)	—	(11,769)

Net change in net assets
from operations	$(7,657)	$(42,057)	$(16,773)	$(41,895)	$(2,290)	$—	$(13,141)

See notes to the financial statements.

4

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Boston Partners Global Long Short Equity Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/Crescent High Income Fund - Class A	JNL/DFA Growth Allocation Fund - Class A
Assets
Investments, at fair value	$83,069	$1,652,453	$—	$323,654	$7,773	$—	$—
Receivables:
Investments in Fund shares sold	10	230	—	40	1	—	—
Investment Division units sold	—	414	—	—	—	—	—
Total assets	83,079	1,653,097	—	323,694	7,774	—	—

Liabilities
Payables:
Investments in Fund shares purchased	—	414	—	—	—	—	—
Investment Division units redeemed	—	26	—	—	—	—	—
Insurance fees due to Jackson	10	204	—	40	1	—	—
Total liabilities	10	644	—	40	1	—	—
Net assets	$83,069	$1,652,453	$—	$323,654	$7,773	$—	$—

Investments in Funds, shares outstanding	11,700	48,616	—	23,251	718	—	—
Investments in Funds, at cost	$108,883	$1,282,207	$—	$375,988	$8,338	$—	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Boston Partners Global Long Short Equity Fund - Class A(a)	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/Crescent High Income Fund - Class A	JNL/DFA Growth Allocation Fund - Class A
Investment Income
Dividends	$1,942	$—	$—	$5,922	$—	$—	$—
Expenses
Asset-based charges	1,615	37,568	—	5,652	28	—	—
Total expenses	1,615	37,568	—	5,652	28	—	—
Net investment income (loss)	327	(37,568)	—	270	(28)	—	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	179,612	—	—	—	—	—
Investments	(2,092)	384,352	—	583	(4)	—	—
Net change in unrealized appreciation
(depreciation) on investments	(17,716)	(415,942)	—	(75,246)	(565)	—	—
Net realized and unrealized gain (loss)	(19,808)	148,022	—	(74,663)	(569)	—	—

Net change in net assets
from operations	$(19,481)	$110,454	$—	$(74,393)	$(597)	$—	$—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

5

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/DFA Moderate Growth Allocation Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Assets
Investments, at fair value	$—	$324,417	$—	$2,195,623	$—	$21,533	$139,434
Receivables:
Investments in Fund shares sold	—	40	—	2,731	—	3	156
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	324,457	—	2,198,354	—	21,536	139,590

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	2,460	—	—	139
Insurance fees due to Jackson	—	40	—	271	—	3	17
Total liabilities	—	40	—	2,731	—	3	156
Net assets	$—	$324,417	$—	$2,195,623	$—	$21,533	$139,434

Investments in Funds, shares outstanding	—	26,333	—	174,950	—	1,734	13,068
Investments in Funds, at cost	$—	$267,353	$—	$2,166,870	$—	$26,566	$141,565

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/DFA Moderate Growth Allocation Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A(a)	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A(a)	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Investment Income
Dividends	$—	$3,462	$—	$22,964	$—	$182	$4,681
Expenses
Asset-based charges	—	5,994	—	34,783	—	185	2,217
Total expenses	—	5,994	—	34,783	—	185	2,217
Net investment income (loss)	—	(2,532)	—	(11,819)	—	(3)	2,464

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	6,077	—	32,422	—	2,791	—
Investments	—	30,118	—	11,226	—	—	(146)
Net change in unrealized appreciation
(depreciation) on investments	—	(65,078)	—	(78,602)	—	(5,151)	(2,065)
Net realized and unrealized gain (loss)	—	(28,883)	—	(34,954)	—	(2,360)	(2,211)

Net change in net assets
from operations	$—	$(31,415)	$—	$(46,773)	$—	$(2,363)	$253

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

6

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	JNL/Epoch Global Shareholder Yield Fund - Class A	JNL/FAMCO Flex Core Covered Call Fund - Class A	JNL/First State Global Infrastructure Fund - Class A	JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	JNL/Franklin Templeton Founding Strategy Fund - Class A	JNL/Franklin Templeton Global Fund - Class A
Assets
Investments, at fair value	$—	$—	$8,904	$135,706	$169,922	$395,020	$318,065
Receivables:
Investments in Fund shares sold	—	—	1	17	21	49	39
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	—	8,905	135,723	169,943	395,069	318,104

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	—	1	17	21	49	39
Total liabilities	—	—	1	17	21	49	39
Net assets	$—	$—	$8,904	$135,706	$169,922	$395,020	$318,065

Investments in Funds, shares outstanding	—	—	859	10,745	15,433	31,227	34,200
Investments in Funds, at cost	$—	$—	$10,885	$150,025	$182,223	$310,711	$331,323

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A(a)	JNL/Epoch Global Shareholder Yield Fund - Class A(a)	JNL/FAMCO Flex Core Covered Call Fund - Class A	JNL/First State Global Infrastructure Fund - Class A	JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	JNL/Franklin Templeton Founding Strategy Fund - Class A	JNL/Franklin Templeton Global Fund - Class A
Investment Income
Dividends	$—	$—	$113	$4,524	$2,811	$—	$7,125
Expenses
Asset-based charges	—	—	149	2,170	2,835	6,590	5,642
Total expenses	—	—	149	2,170	2,835	6,590	5,642
Net investment income (loss)	—	—	(36)	2,354	(24)	(6,590)	1,483

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	624	—	6,082	—	17,434
Investments	—	—	(57)	(828)	515	13,608	2,062
Net change in unrealized appreciation
(depreciation) on investments	—	—	(1,981)	(13,246)	(25,825)	(54,548)	(83,037)
Net realized and unrealized gain (loss)	—	—	(1,414)	(14,074)	(19,228)	(40,940)	(63,541)

Net change in net assets
from operations	$—	$—	$(1,450)	$(11,720)	$(19,252)	$(47,530)	$(62,058)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

7

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/Franklin Templeton Mutual Shares Fund - Class A	JNL/Goldman Sachs Core Plus Bond Fund - Class A	JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A
Assets
Investments, at fair value	$130,951	$609,411	$42,817	$422,176	$468,332	$29,165	$—
Receivables:
Investments in Fund shares sold	16	710	5	166	58	4	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	130,967	610,121	42,822	422,342	468,390	29,169	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	635	—	114	—	—	—
Insurance fees due to Jackson	16	75	5	52	58	4	—
Total liabilities	16	710	5	166	58	4	—
Net assets	$130,951	$609,411	$42,817	$422,176	$468,332	$29,165	$—

Investments in Funds, shares outstanding	12,114	55,705	5,008	41,800	41,853	2,775	—
Investments in Funds, at cost	$138,029	$607,396	$50,314	$416,349	$493,795	$34,420	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/Franklin Templeton Mutual Shares Fund - Class A	JNL/Goldman Sachs Core Plus Bond Fund - Class A	JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A(a)
Investment Income
Dividends	$—	$29,168	$1,246	$5,572	$12,806	$71	$—
Expenses
Asset-based charges	2,148	9,736	849	7,264	7,763	463	—
Total expenses	2,148	9,736	849	7,264	7,763	463	—
Net investment income (loss)	(2,148)	19,432	397	(1,692)	5,043	(392)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	2,191	16,098	—	—	—
Investments	(2,110)	3,381	930	4,794	(4,546)	(82)	—
Net change in unrealized appreciation
(depreciation) on investments	2,950	(60,467)	(15,438)	(68,075)	(17,515)	(2,691)	—
Net realized and unrealized gain (loss)	840	(57,086)	(12,317)	(47,183)	(22,061)	(2,773)	—

Net change in net assets
from operations	$(1,308)	$(37,654)	$(11,920)	$(48,875)	$(17,018)	$(3,165)	$—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

8

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco China-India Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Real Estate Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A
Assets
Investments, at fair value	$151,165	$—	$57,114	$—	$151,949	$303,585	$337,179
Receivables:
Investments in Fund shares sold	19	—	7	—	19	72	42
Investment Division units sold	—	—	—	—	—	70	—
Total assets	151,184	—	57,121	—	151,968	303,727	337,221

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	70	—
Investment Division units redeemed	—	—	—	—	—	35	—
Insurance fees due to Jackson	19	—	7	—	19	37	42
Total liabilities	19	—	7	—	19	142	42
Net assets	$151,165	$—	$57,114	$—	$151,949	$303,585	$337,179

Investments in Funds, shares outstanding	16,378	—	6,595	—	17,111	25,925	15,646
Investments in Funds, at cost	$193,405	$—	$50,724	$—	$169,979	$300,818	$279,656

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A(a)	JNL/Invesco China-India Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Real Estate Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A
Investment Income
Dividends	$1,257	$—	$262	$—	$6,445	$6,966	$—
Expenses
Asset-based charges	2,826	—	1,010	—	2,565	5,652	6,664
Total expenses	2,826	—	1,010	—	2,565	5,652	6,664
Net investment income (loss)	(1,569)	—	(748)	—	3,880	1,314	(6,664)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	3,897	—	—	—	1,251	—	17,931
Investments	(506)	—	2,856	—	(923)	10,858	48,370
Net change in unrealized appreciation
(depreciation) on investments	(46,271)	—	(14,965)	—	(17,644)	(75,621)	(90,376)
Net realized and unrealized gain (loss)	(42,880)	—	(12,109)	—	(17,316)	(64,763)	(24,075)

Net change in net assets
from operations	$(44,449)	$—	$(12,857)	$—	$(13,436)	$(63,449)	$(30,739)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

9

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/Lazard Emerging Markets Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A	JNL/MC 10 x 10 Fund - Class A	JNL/MC Bond Index Fund - Class A
Assets
Investments, at fair value	$—	$206,100	$82,169	$38,755	$—	$14,299	$187,180
Receivables:
Investments in Fund shares sold	—	25	10	5	—	2	174
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	206,125	82,179	38,760	—	14,301	187,354

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	151
Insurance fees due to Jackson	—	25	10	5	—	2	23
Total liabilities	—	25	10	5	—	2	174
Net assets	$—	$206,100	$82,169	$38,755	$—	$14,299	$187,180

Investments in Funds, shares outstanding	—	6,972	6,470	4,217	—	1,134	16,376
Investments in Funds, at cost	$—	$196,837	$85,046	$42,055	$—	$13,028	$190,314

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/JPMorgan Hedged Equity Fund - Class A(a)	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/Lazard Emerging Markets Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A(a)	JNL/MC 10 x 10 Fund - Class A	JNL/MC Bond Index Fund - Class A
Investment Income
Dividends	$—	$—	$2,597	$694	$—	$—	$4,013
Expenses
Asset-based charges	—	3,747	1,228	675	—	240	2,899
Total expenses	—	3,747	1,228	675	—	240	2,899
Net investment income (loss)	—	(3,747)	1,369	19	—	(240)	1,114

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	22,027	207	—	—	—	—
Investments	—	8,208	(1,403)	231	—	2,561	(265)
Net change in unrealized appreciation
(depreciation) on investments	—	(39,820)	(1,063)	(9,728)	—	(3,564)	(5,076)
Net realized and unrealized gain (loss)	—	(9,585)	(2,259)	(9,497)	—	(1,003)	(5,341)

Net change in net assets
from operations	$—	$(13,332)	$(890)	$(9,478)	$—	$(1,243)	$(4,227)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

10

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/MC Consumer Discretionary Sector Fund - Class A	JNL/MC Consumer Staples Sector Fund - Class A	JNL/MC DowSM Index Fund - Class A	JNL/MC Emerging Markets Index Fund - Class A	JNL/MC Energy Sector Fund - Class A	JNL/MC European 30 Fund - Class A	JNL/MC Financial Sector Fund - Class A
Assets
Investments, at fair value	$122,011	$7,307	$18,621	$30,598	$385,149	$—	$42,500
Receivables:
Investments in Fund shares sold	15	1	2	4	65	—	29
Investment Division units sold	282	—	—	—	176	—	—
Total assets	122,308	7,308	18,623	30,602	385,390	—	42,529

Liabilities
Payables:
Investments in Fund shares purchased	282	—	—	—	176	—	—
Investment Division units redeemed	—	—	—	—	18	—	24
Insurance fees due to Jackson	15	1	2	4	47	—	5
Total liabilities	297	1	2	4	241	—	29
Net assets	$122,011	$7,307	$18,621	$30,598	$385,149	$—	$42,500

Investments in Funds, shares outstanding	6,085	756	701	3,125	19,124	—	3,689
Investments in Funds, at cost	$121,401	$7,806	$20,132	$33,859	$531,044	$—	$43,747

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/MC Consumer Discretionary Sector Fund - Class A	JNL/MC Consumer Staples Sector Fund - Class A	JNL/MC DowSM Index Fund - Class A	JNL/MC Emerging Markets Index Fund - Class A	JNL/MC Energy Sector Fund - Class A	JNL/MC European 30 Fund - Class A	JNL/MC Financial Sector Fund - Class A
Investment Income
Dividends	$901	$—	$—	$4,487	$14,000	$—	$647
Expenses
Asset-based charges	1,995	13	113	2,170	7,670	—	1,477
Total expenses	1,995	13	113	2,170	7,670	—	1,477
Net investment income (loss)	(1,094)	(13)	(113)	2,317	6,330	—	(830)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	2,391	—	—	—	—	—	1,403
Investments	2,800	—	(89)	(13,381)	(7,352)	—	13,204
Net change in unrealized appreciation
(depreciation) on investments	(8,349)	(499)	(1,511)	(11,371)	(104,182)	—	(21,740)
Net realized and unrealized gain (loss)	(3,158)	(499)	(1,600)	(24,752)	(111,534)	—	(7,133)

Net change in net assets
from operations	$(4,252)	$(512)	$(1,713)	$(22,435)	$(105,204)	$—	$(7,963)

See notes to the financial statements.

11

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/MC Healthcare Sector Fund - Class A	JNL/MC Index 5 Fund - Class A	JNL/MC Industrials Sector Fund - Class A	JNL/MC Information Technology Sector Fund - Class A	JNL/MC International Index Fund - Class A	JNL/MC JNL 5 Fund - Class A	JNL/MC Materials Sector Fund - Class A
Assets
Investments, at fair value	$235,313	$70,915	$—	$280,215	$197,792	$1,540,415	$—
Receivables:
Investments in Fund shares sold	146	9	—	92	64	625	—
Investment Division units sold	—	—	—	560	326	209	—
Total assets	235,459	70,924	—	280,867	198,182	1,541,249	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	560	326	209	—
Investment Division units redeemed	117	—	—	58	40	435	—
Insurance fees due to Jackson	29	9	—	34	24	190	—
Total liabilities	146	9	—	652	390	834	—
Net assets	$235,313	$70,915	$—	$280,215	$197,792	$1,540,415	$—

Investments in Funds, shares outstanding	8,968	5,261	—	18,731	16,552	112,030	—
Investments in Funds, at cost	$214,026	$49,467	$—	$211,662	$228,065	$1,373,710	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/MC Healthcare Sector Fund - Class A	JNL/MC Index 5 Fund - Class A	JNL/MC Industrials Sector Fund - Class A	JNL/MC Information Technology Sector Fund - Class A	JNL/MC International Index Fund - Class A	JNL/MC JNL 5 Fund - Class A	JNL/MC Materials Sector Fund - Class A
Investment Income
Dividends	$2,270	$—	$—	$1,295	$7,464	$40,526	$—
Expenses
Asset-based charges	3,571	1,189	36	4,855	3,673	28,242	—
Total expenses	3,571	1,189	36	4,855	3,673	28,242	—
Net investment income (loss)	(1,301)	(1,189)	(36)	(3,560)	3,791	12,284	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	3,793	—	—	3,449	15,047	—	—
Investments	14,519	719	(40)	16,724	4,276	234,316	—
Net change in unrealized appreciation
(depreciation) on investments	(8,423)	(6,701)	—	(20,961)	(59,447)	(437,893)	—
Net realized and unrealized gain (loss)	9,889	(5,982)	(40)	(788)	(40,124)	(203,577)	—

Net change in net assets
from operations	$8,588	$(7,171)	$(76)	$(4,348)	$(36,333)	$(191,293)	$—

See notes to the financial statements.

12

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/MC MSCI KLD 400 Social Index Fund - Class A	JNL/MC MSCI World Index Fund - Class A	JNL/MC Nasdaq 100 Index Fund - Class A	JNL/MC Pacific Rim 30 Fund - Class A	JNL/MC Real Estate Sector Fund - Class A	JNL/MC S&P 1500 Growth Index Fund - Class A	JNL/MC S&P 1500 Value Index Fund - Class A
Assets
Investments, at fair value	$—	$—	$168,983	$54,759	$—	$9,594	$2,274
Receivables:
Investments in Fund shares sold	—	—	21	7	—	1	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	—	169,004	54,766	—	9,595	2,274

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	—	21	7	—	1	—
Total liabilities	—	—	21	7	—	1	—
Net assets	$—	$—	$168,983	$54,759	$—	$9,594	$2,274

Investments in Funds, shares outstanding	—	—	7,507	4,114	—	905	236
Investments in Funds, at cost	$—	$—	$172,570	$60,892	$—	$9,725	$2,416

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/MC MSCI KLD 400 Social Index Fund - Class A	JNL/MC MSCI World Index Fund - Class A	JNL/MC Nasdaq 100 Index Fund - Class A	JNL/MC Pacific Rim 30 Fund - Class A	JNL/MC Real Estate Sector Fund - Class A	JNL/MC S&P 1500 Growth Index Fund - Class A	JNL/MC S&P 1500 Value Index Fund - Class A
Investment Income
Dividends	$—	$—	$548	$2,728	$—	$—	$—
Expenses
Asset-based charges	—	—	4,368	938	—	694	469
Total expenses	—	—	4,368	938	—	694	469
Net investment income (loss)	—	—	(3,820)	1,790	—	(694)	(469)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	1,189	1,541	—	—	—
Investments	—	—	27,080	2,639	—	4,258	3,004
Net change in unrealized appreciation
(depreciation) on investments	—	—	(25,868)	(16,020)	—	(1,712)	(2,434)
Net realized and unrealized gain (loss)	—	—	2,401	(11,840)	—	2,546	570

Net change in net assets
from operations	$—	$—	$(1,419)	$(10,050)	$—	$1,852	$101

See notes to the financial statements.

13

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/MC S&P 400 MidCap Index Fund - Class A	JNL/MC S&P 500 Index Fund - Class A	JNL/MC S&P SMid 60 Fund - Class A	JNL/MC Small Cap Index Fund - Class A	JNL/MC Telecommunications Sector Fund - Class A	JNL/MC Utilities Sector Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A
Assets
Investments, at fair value	$277,148	$1,469,377	$201,914	$700,811	$7,824	$—	$566,171
Receivables:
Investments in Fund shares sold	76	322	25	125	1	—	70
Investment Division units sold	515	157	—	321	—	—	—
Total assets	277,739	1,469,856	201,939	701,257	7,825	—	566,241

Liabilities
Payables:
Investments in Fund shares purchased	515	157	—	321	—	—	—
Investment Division units redeemed	42	141	—	39	—	—	—
Insurance fees due to Jackson	34	181	25	86	1	—	70
Total liabilities	591	479	25	446	1	—	70
Net assets	$277,148	$1,469,377	$201,914	$700,811	$7,824	$—	$566,171

Investments in Funds, shares outstanding	15,483	75,391	36,250	43,883	685	—	56,224
Investments in Funds, at cost	$287,242	$1,320,064	$313,822	$601,513	$8,290	$—	$690,711

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/MC S&P 400 MidCap Index Fund - Class A	JNL/MC S&P 500 Index Fund - Class A	JNL/MC S&P SMid 60 Fund - Class A	JNL/MC Small Cap Index Fund - Class A	JNL/MC Telecommunications Sector Fund - Class A	JNL/MC Utilities Sector Fund - Class A(a)	JNL/MFS Mid Cap Value Fund - Class A
Investment Income
Dividends	$2,844	$22,449	$4,857	$7,134	$—	$—	$2,924
Expenses
Asset-based charges	5,664	36,736	3,846	13,415	13	—	4,460
Total expenses	5,664	36,736	3,846	13,415	13	—	4,460
Net investment income (loss)	(2,820)	(14,287)	1,011	(6,281)	(13)	—	(1,536)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	17,102	82,849	44,741	80,844	—	—	34,300
Investments	18,819	338,361	(283)	81,159	—	—	532
Net change in unrealized appreciation
(depreciation) on investments	(71,856)	(476,811)	(109,150)	(231,558)	(466)	—	(131,054)
Net realized and unrealized gain (loss)	(35,935)	(55,601)	(64,692)	(69,555)	(466)	—	(96,222)

Net change in net assets
from operations	$(38,755)	$(69,888)	$(63,681)	$(75,836)	$(479)	$—	$(97,758)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

14

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Currency Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Nicholas Convertible Arbitrage Fund - Class A	JNL/Oppenheimer Global Growth Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Corporate Bond Fund - Class A
Assets
Investments, at fair value	$10,126	$—	$457,174	$—	$1,393,758	$—	$11,177
Receivables:
Investments in Fund shares sold	1	—	56	—	172	—	1,199
Investment Division units sold	—	—	—	—	905	—	—
Total assets	10,127	—	457,230	—	1,394,835	—	12,376

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	905	—	—
Investment Division units redeemed	—	—	—	—	—	—	1,197
Insurance fees due to Jackson	1	—	56	—	172	—	2
Total liabilities	1	—	56	—	1,077	—	1,199
Net assets	$10,126	$—	$457,174	$—	$1,393,758	$—	$11,177

Investments in Funds, shares outstanding	1,091	—	43,211	—	89,286	—	1,019
Investments in Funds, at cost	$11,305	$—	$472,446	$—	$1,235,783	$—	$11,731

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/Morningstar Wide Moat Index Fund - Class A(a)	JNL/Neuberger Berman Currency Fund - Class A(a)	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Nicholas Convertible Arbitrage Fund - Class A(a)	JNL/Oppenheimer Global Growth Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Corporate Bond Fund - Class A
Investment Income
Dividends	$—	$—	$9,454	$—	$10,567	$—	$360
Expenses
Asset-based charges	40	—	4,867	—	26,245	61	183
Total expenses	40	—	4,867	—	26,245	61	183
Net investment income (loss)	(40)	—	4,587	—	(15,678)	(61)	177

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	35,776	—	114
Investments	(2)	—	351	—	85,376	10	(68)
Net change in unrealized appreciation
(depreciation) on investments	(1,179)	—	(18,163)	—	(337,323)	—	(721)
Net realized and unrealized gain (loss)	(1,181)	—	(17,812)	—	(216,171)	10	(675)

Net change in net assets
from operations	$(1,221)	$—	$(13,225)	$—	$(231,849)	$(51)	$(498)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

15

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Long Short Credit Fund - Class A	JNL/PPM America Mid Cap Value Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A	JNL/PPM America Total Return Fund - Class A
Assets
Investments, at fair value	$361,059	$125,109	$619,296	$—	$8,186	$450,890	$3,175
Receivables:
Investments in Fund shares sold	45	1,895	76	—	1	56	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	361,104	127,004	619,372	—	8,187	450,946	3,175

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	1,879	—	—	—	—	—
Insurance fees due to Jackson	45	16	76	—	1	56	—
Total liabilities	45	1,895	76	—	1	56	—
Net assets	$361,059	$125,109	$619,296	$—	$8,186	$450,890	$3,175

Investments in Funds, shares outstanding	37,377	12,375	51,055	—	730	43,397	275
Investments in Funds, at cost	$424,556	$132,426	$677,467	$—	$10,294	$483,071	$3,265

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Long Short Credit Fund - Class A(a)	JNL/PPM America Mid Cap Value Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A	JNL/PPM America Total Return Fund - Class A
Investment Income
Dividends	$2,567	$4,117	$41,618	$—	$91	$3,658	$73
Expenses
Asset-based charges	5,605	2,426	11,021	—	274	8,362	147
Total expenses	5,605	2,426	11,021	—	274	8,362	147
Net investment income (loss)	(3,038)	1,691	30,597	—	(183)	(4,704)	(74)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	934	67,602	—
Investments	(2,774)	201	4,067	—	734	18,686	2
Net change in unrealized appreciation
(depreciation) on investments	(8,164)	(4,637)	(81,634)	—	(4,177)	(198,450)	(155)
Net realized and unrealized gain (loss)	(10,938)	(4,436)	(77,567)	—	(2,509)	(112,162)	(153)

Net change in net assets
from operations	$(13,976)	$(2,745)	$(46,970)	$—	$(2,692)	$(116,866)	$(227)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

16

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/PPM America Value Equity Fund - Class A	JNL/S&P 4 Fund - Class A	JNL/S&P Competitive Advantage Fund - Class A	JNL/S&P Dividend Income & Growth Fund - Class A	JNL/S&P International 5 Fund - Class A	JNL/S&P Intrinsic Value Fund - Class A	JNL/S&P Managed Aggressive Growth Fund - Class A
Assets
Investments, at fair value	$632,037	$471,547	$20,909	$337,511	$—	$93,551	$2,438,369
Receivables:
Investments in Fund shares sold	113	66	3	42	—	12	301
Investment Division units sold	70	—	—	—	—	—	—
Total assets	632,220	471,613	20,912	337,553	—	93,563	2,438,670

Liabilities
Payables:
Investments in Fund shares purchased	70	—	—	—	—	—	—
Investment Division units redeemed	35	8	—	—	—	—	—
Insurance fees due to Jackson	78	58	3	42	—	12	301
Total liabilities	183	66	3	42	—	12	301
Net assets	$632,037	$471,547	$20,909	$337,511	$—	$93,551	$2,438,369

Investments in Funds, shares outstanding	31,398	24,650	1,350	25,206	—	7,114	117,682
Investments in Funds, at cost	$476,204	$409,537	$20,278	$371,374	$—	$100,784	$1,543,740

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/PPM America Value Equity Fund - Class A	JNL/S&P 4 Fund - Class A	JNL/S&P Competitive Advantage Fund - Class A	JNL/S&P Dividend Income & Growth Fund - Class A	JNL/S&P International 5 Fund - Class A(a)	JNL/S&P Intrinsic Value Fund - Class A	JNL/S&P Managed Aggressive Growth Fund - Class A
Investment Income
Dividends	$12,172	$—	$201	$10,954	$—	$1,622	$—
Expenses
Asset-based charges	11,518	8,413	478	5,737	—	2,626	42,575
Total expenses	11,518	8,413	478	5,737	—	2,626	42,575
Net investment income (loss)	654	(8,413)	(277)	5,217	—	(1,004)	(42,575)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	1,062	30,979	—	3,343	—
Investments	38,194	19,414	2,673	4,528	—	9,877	256,318
Net change in unrealized appreciation
(depreciation) on investments	(152,846)	(48,669)	(3,368)	(64,893)	—	(17,471)	(417,209)
Net realized and unrealized gain (loss)	(114,652)	(29,255)	367	(29,386)	—	(4,251)	(160,891)

Net change in net assets
from operations	$(113,998)	$(37,668)	$90	$(24,169)	$—	$(5,255)	$(203,466)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

17

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/S&P Managed Conservative Fund - Class A	JNL/S&P Managed Growth Fund - Class A	JNL/S&P Managed Moderate Fund - Class A	JNL/S&P Managed Moderate Growth Fund - Class A	JNL/S&P Mid 3 Fund - Class A	JNL/S&P Total Yield Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A
Assets
Investments, at fair value	$551,375	$3,585,500	$438,951	$2,563,699	$—	$88,442	$53,019
Receivables:
Investments in Fund shares sold	68	442	82	316	—	11	535
Investment Division units sold	—	—	—	—	—	—	—
Total assets	551,443	3,585,942	439,033	2,564,015	—	88,453	53,554

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	28	—	—	—	528
Insurance fees due to Jackson	68	442	54	316	—	11	7
Total liabilities	68	442	82	316	—	11	535
Net assets	$551,375	$3,585,500	$438,951	$2,563,699	$—	$88,442	$53,019

Investments in Funds, shares outstanding	42,058	202,114	29,460	153,699	—	7,559	3,820
Investments in Funds, at cost	$495,557	$2,494,574	$348,899	$1,797,252	$—	$101,776	$53,847

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/S&P Managed Conservative Fund - Class A	JNL/S&P Managed Growth Fund - Class A	JNL/S&P Managed Moderate Fund - Class A	JNL/S&P Managed Moderate Growth Fund - Class A	JNL/S&P Mid 3 Fund - Class A	JNL/S&P Total Yield Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$1,258	$313
Expenses
Asset-based charges	9,031	60,016	7,390	45,351	—	1,574	987
Total expenses	9,031	60,016	7,390	45,351	—	1,574	987
Net investment income (loss)	(9,031)	(60,016)	(7,390)	(45,351)	—	(316)	(674)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	5,091	1,527
Investments	23,767	130,548	24,913	283,640	—	713	1,777
Net change in unrealized appreciation
(depreciation) on investments	(36,359)	(352,955)	(39,727)	(404,296)	—	(17,948)	(2,520)
Net realized and unrealized gain (loss)	(12,592)	(222,407)	(14,814)	(120,656)	—	(12,144)	784

Net change in net assets
from operations	$(21,623)	$(282,423)	$(22,204)	$(166,007)	$—	$(12,460)	$110

See notes to the financial statements.

18

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/The Boston Company Equity Income Fund - Class A	JNL/The London Company Focused U.S. Equity Fund - Class A	JNL/Vanguard Capital Growth Fund - Class A
Assets
Investments, at fair value	$1,348,564	$2,757,998	$352,012	$440,710	$195	$—	$476
Receivables:
Investments in Fund shares sold	8,450	340	180	54	—	—	—
Investment Division units sold	279	16	—	—	—	—	—
Total assets	1,357,293	2,758,354	352,192	440,764	195	—	476

Liabilities
Payables:
Investments in Fund shares purchased	279	16	—	—	—	—	—
Investment Division units redeemed	8,283	—	137	—	—	—	—
Insurance fees due to Jackson	167	340	43	54	—	—	—
Total liabilities	8,729	356	180	54	—	—	—
Net assets	$1,348,564	$2,757,998	$352,012	$440,710	$195	$—	$476

Investments in Funds, shares outstanding	35,489	64,651	36,030	32,052	14	—	45
Investments in Funds, at cost	$1,076,123	$2,232,298	$354,796	$470,860	$219	$—	$499

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/The Boston Company Equity Income Fund - Class A	JNL/The London Company Focused U.S. Equity Fund - Class A(a)	JNL/Vanguard Capital Growth Fund - Class A
Investment Income
Dividends	$1,061	$—	$5,058	$8,063	$2	$—	$—
Expenses
Asset-based charges	23,896	49,701	5,362	10,089	4	—	1
Total expenses	23,896	49,701	5,362	10,089	4	—	1
Net investment income (loss)	(22,835)	(49,701)	(304)	(2,026)	(2)	—	(1)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	175,601	230,928	—	74,988	14	—	—
Investments	163,389	188,020	(921)	9,720	(2)	—	—
Net change in unrealized appreciation
(depreciation) on investments	(333,944)	(460,374)	271	(144,392)	(38)	—	(23)
Net realized and unrealized gain (loss)	5,046	(41,426)	(650)	(59,684)	(26)	—	(23)

Net change in net assets
from operations	$(17,789)	$(91,127)	$(954)	$(61,710)	$(28)	$—	$(24)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

19

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/Vanguard Equity Income Fund - Class A	JNL/Vanguard Global Bond Market Index Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard International Fund - Class A	JNL/Vanguard International Stock Market Index Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
Assets
Investments, at fair value	$—	$—	$—	$1,374	$—	$—	$—
Receivables:
Investments in Fund shares sold	—	—	—	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	—	—	1,374	—	—	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$—	$—	$—	$1,374	$—	$—	$—

Investments in Funds, shares outstanding	—	—	—	153	—	—	—
Investments in Funds, at cost	$—	$—	$—	$1,683	$—	$—	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/Vanguard Equity Income Fund - Class A	JNL/Vanguard Global Bond Market Index Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard International Fund - Class A	JNL/Vanguard International Stock Market Index Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	—	—	79	—	—	—
Total expenses	—	—	—	79	—	—	—
Net investment income (loss)	—	—	—	(79)	—	—	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	—	—	—
Investments	—	—	—	(60)	—	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	(309)	—	—	—
Net realized and unrealized gain (loss)	—	—	—	(369)	—	—	—

Net change in net assets
from operations	$—	$—	$—	$(448)	$—	$—	$—

See notes to the financial statements.

20

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2018

	JNL/Vanguard Small Company Growth Fund - Class A	JNL/Vanguard U.S. Stock Market Index Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Assets
Investments, at fair value	$15,144	$473	$—	$—	$2,638,787	$2,220,202	$98,730
Receivables:
Investments in Fund shares sold	2	—	—	—	378	274	12
Investment Division units sold	—	—	—	—	88	—	—
Total assets	15,146	473	—	—	2,639,253	2,220,476	98,742

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	88	—	—
Investment Division units redeemed	—	—	—	—	53	—	—
Insurance fees due to Jackson	2	—	—	—	325	274	12
Total liabilities	2	—	—	—	466	274	12
Net assets	$15,144	$473	$—	$—	$2,638,787	$2,220,202	$98,730

Investments in Funds, shares outstanding	1,530	47	—	—	120,768	2,220,202	5,305
Investments in Funds, at cost	$18,778	$499	$—	$—	$2,439,662	$2,220,202	$103,097

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

	JNL/Vanguard Small Company Growth Fund - Class A	JNL/Vanguard U.S. Stock Market Index Fund - Class A	JNL/WCM Focused International Equity Fund - Class A(a)	JNL/Westchester Capital Event Driven Fund - Class A(a)	JNL/WMC Balanced Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$45,371	$14,796	$2,031
Expenses
Asset-based charges	97	640	—	—	43,293	19,335	1,778
Total expenses	97	640	—	—	43,293	19,335	1,778
Net investment income (loss)	(97)	(640)	—	—	2,078	(4,539)	253

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	—	—	114,171	—	14,621
Investments	(7)	3,733	—	—	120,790	—	2,527
Net change in unrealized appreciation
(depreciation) on investments	(3,634)	(2,012)	—	—	(365,911)	—	(30,567)
Net realized and unrealized gain (loss)	(3,641)	1,721	—	—	(130,950)	—	(13,419)

Net change in net assets
from operations	$(3,738)	$1,081	$—	$—	$(128,872)	$(4,539)	$(13,166)

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

21

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2018

JNL/Invesco Mid Cap Value Fund - Class A(a)
Investment Income
Dividends	$2,593
Expenses
Asset-based charges	5,991
Total expenses	5,991
Net investment income (loss)	(3,398)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	55,793
Investments	116,054
Net change in unrealized appreciation
(depreciation) on investments	(136,230)
Net realized and unrealized gain (loss)	35,617

Net change in net assets
from operations	$32,219

(a)	The period is from January 1, 2018 through August 13, 2018, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See notes to the financial statements.

22

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL Institutional Alt 25 Fund - Class A	JNL Institutional Alt 50 Fund - Class A	JNL iShares Tactical Growth Fund - Class A(a)	JNL iShares Tactical Moderate Fund - Class A(a)
Operations
Net investment income (loss)	$—	$(50)	$(2,274)	$(98)	$(394)	$—	$—
Net realized gain (loss) on investments	—	—	642	9	255	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	(181)	(14,316)	(577)	(1,628)	—	—
Net change in net assets
from operations	—	(231)	(15,948)	(666)	(1,767)	—	—

Contract transactions
Purchase payments	—	1	—	6,111	—	—	—
Surrenders and terminations	—	—	(109)	(173)	(5,882)	—	—
Transfers between Investment Divisions	—	7,154	—	(96)	248	—	—
Contract owner charges	—	(12)	(27)	(60)	(65)	—	—
Net change in net assets
from contract transaction	—	7,143	(136)	5,782	(5,699)	—	—

Net change in net assets	—	6,912	(16,084)	5,116	(7,466)	—	—

Net assets beginning of year	—	—	152,957	6,393	28,509	—	—

Net assets end of year	$—	$6,912	$136,873	$11,509	$21,043	$—	$—

Contract unit transactions
Units outstanding at beginning of year	—	—	10,206	340	1,557	—	—
Units issued	—	638	—	344	14	—	—
Units redeemed	—	(1)	(9)	(18)	(327)	—	—
Units outstanding at end of year	—	637	10,197	666	1,244	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$7,155	$—	$6,111	$247	$—	$—
Proceeds from sales	$—	$63	$2,410	$427	$6,339	$—	$—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

23

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL iShares Tactical Moderate Growth Fund - Class A(a)	JNL Moderate Allocation Fund - Class A	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A	JNL/American Funds Balanced Fund - Class A
Operations
Net investment income (loss)	$—	$—	$(146)	$(149)	$(4,093)	$(948)	$(3,006)
Net realized gain (loss) on investments	—	—	23	529	33,701	9,737	20,094
Net change in unrealized appreciation
(depreciation) on investments	—	—	(664)	(1,048)	(44,427)	(21,519)	(37,964)
Net change in net assets
from operations	—	—	(787)	(668)	(14,819)	(12,730)	(20,876)

Contract transactions
Purchase payments	—	—	—	—	—	1	1
Surrenders and terminations	—	—	—	(269)	(23,543)	(1,585)	(8,355)
Transfers between Investment Divisions	—	—	—	—	25,446	1,195	(6,735)
Contract owner charges	—	—	—	(62)	(150)	(32)	(253)
Net change in net assets
from contract transaction	—	—	—	(331)	1,753	(421)	(15,342)

Net change in net assets	—	—	(787)	(999)	(13,066)	(13,151)	(36,218)

Net assets beginning of year	—	—	9,790	9,812	199,805	79,875	343,354

Net assets end of year	$—	$—	$9,003	$8,813	$186,739	$66,724	$307,136

Contract unit transactions
Units outstanding at beginning of year	—	—	655	808	7,124	3,874	20,013
Units issued	—	—	—	—	5,322	62	8
Units redeemed	—	—	—	(27)	(5,545)	(81)	(913)
Units outstanding at end of year	—	—	655	781	6,901	3,855	19,108
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$—	$—	$502	$191,869	$10,759	$20,621
Proceeds from sales	$—	$—	$146	$480	$171,372	$2,829	$20,590

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

24

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A(a)	JNL/American Funds Global Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A(a)	JNL/American Funds Global Small Capitalization Fund - Class A	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A(a)
Operations
Net investment income (loss)	$(2,257)	$—	$(35)	$—	$(1,599)	$(2,106)	$(55)
Net realized gain (loss) on investments	6,977	—	—	—	1,033	825	(10)
Net change in unrealized appreciation
(depreciation) on investments	(19,162)	—	(87)	—	(12,426)	(19,329)	(1,303)
Net change in net assets
from operations	(14,442)	—	(122)	—	(12,992)	(20,610)	(1,368)

Contract transactions
Purchase payments	1,245	—	—	—	1	—	—
Surrenders and terminations	(2,209)	—	—	—	(5,216)	(6,797)	(297)
Transfers between Investment Divisions	(15,645)	—	159	—	(10,039)	158,039	17,050
Contract owner charges	(64)	—	(14)	—	(12)	—	(10)
Net change in net assets
from contract transaction	(16,673)	—	145	—	(15,266)	151,242	16,743

Net change in net assets	(31,115)	—	23	—	(28,258)	130,632	15,375

Net assets beginning of year	151,125	—	3,956	—	124,483	74,643	—

Net assets end of year	$120,010	$—	$3,979	$—	$96,225	$205,275	$15,375

Contract unit transactions
Units outstanding at beginning of year	7,169	—	376	—	7,931	4,757	—
Units issued	942	—	16	—	—	9,825	789
Units redeemed	(1,760)	—	(1)	—	(956)	(544)	(15)
Units outstanding at end of year	6,351	—	391	—	6,975	14,038	774
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$20,014	$—	$183	$—	$785	$159,772	$17,050
Proceeds from sales	$38,944	$—	$73	$—	$16,983	$10,636	$362

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

25

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/AQR Managed Futures Strategy Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A
Operations
Net investment income (loss)	$(3,307)	$(2,291)	$(4,232)	$(2,495)	$(170)	$—	$(1,372)
Net realized gain (loss) on investments	3,598	13,831	7,848	4,838	686	—	8,740
Net change in unrealized appreciation
(depreciation) on investments	(7,948)	(53,597)	(20,389)	(44,238)	(2,806)	—	(20,509)
Net change in net assets
from operations	(7,657)	(42,057)	(16,773)	(41,895)	(2,290)	—	(13,141)

Contract transactions
Purchase payments	—	—	—	—	1	—	1
Surrenders and terminations	(8,487)	(2,227)	(1,685)	(9,082)	—	—	(481)
Transfers between Investment Divisions	8,354	(46,950)	201	9,149	(1,666)	—	(22,182)
Contract owner charges	(119)	(39)	—	(12)	(9)	—	(9)
Net change in net assets
from contract transaction	(252)	(49,216)	(1,484)	55	(1,674)	—	(22,671)

Net change in net assets	(7,909)	(91,273)	(18,257)	(41,840)	(3,964)	—	(35,812)

Net assets beginning of year	210,370	309,369	281,414	248,956	17,218	—	164,994

Net assets end of year	$202,461	$218,096	$263,157	$207,116	$13,254	$—	$129,182

Contract unit transactions
Units outstanding at beginning of year	9,870	20,982	19,729	18,412	1,036	—	12,399
Units issued	453	1,013	3,315	3,909	2	—	3,586
Units redeemed	(467)	(4,629)	(3,418)	(4,152)	(103)	—	(5,316)
Units outstanding at end of year	9,856	17,366	19,626	18,169	935	—	10,669
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$10,088	$19,321	$47,904	$53,855	$496	$—	$51,473
Proceeds from sales	$13,647	$68,658	$53,620	$56,186	$1,940	$—	$73,004

See notes to the financial statements.

26

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Boston Partners Global Long Short Equity Fund - Class A(a)	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/Crescent High Income Fund - Class A	JNL/DFA Growth Allocation Fund - Class A
Operations
Net investment income (loss)	$327	$(37,568)	$—	$270	$(28)	$—	$—
Net realized gain (loss) on investments	(2,092)	563,964	—	583	(4)	—	—
Net change in unrealized appreciation
(depreciation) on investments	(17,716)	(415,942)	—	(75,246)	(565)	—	—
Net change in net assets
from operations	(19,481)	110,454	—	(74,393)	(597)	—	—

Contract transactions
Purchase payments	—	153	—	—	—	—	—
Surrenders and terminations	(3,213)	(374,172)	—	(20,656)	(149)	—	—
Transfers between Investment Divisions	(7,928)	(643,475)	—	21,054	8,525	—	—
Contract owner charges	(67)	(2,013)	—	(96)	(6)	—	—
Net change in net assets
from contract transaction	(11,208)	(1,019,507)	—	302	8,370	—	—

Net change in net assets	(30,689)	(909,053)	—	(74,091)	7,773	—	—

Net assets beginning of year	113,758	2,561,506	—	397,745	—	—	—

Net assets end of year	$83,069	$1,652,453	$—	$323,654	$7,773	$—	$—

Contract unit transactions
Units outstanding at beginning of year	13,670	88,366	—	26,899	—	—	—
Units issued	691	1,524	—	2,116	745	—	—
Units redeemed	(2,112)	(33,088)	—	(2,077)	(14)	—	—
Units outstanding at end of year	12,249	56,802	—	26,938	731	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$7,417	$227,899	$—	$35,633	$8,525	$—	$—
Proceeds from sales	$18,298	$1,105,362	$—	$35,061	$183	$—	$—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

27

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/DFA Moderate Growth Allocation Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A(a)	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A(a)	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Operations
Net investment income (loss)	$—	$(2,532)	$—	$(11,819)	$—	$(3)	$2,464
Net realized gain (loss) on investments	—	36,195	—	43,648	—	2,791	(146)
Net change in unrealized appreciation
(depreciation) on investments	—	(65,078)	—	(78,602)	—	(5,151)	(2,065)
Net change in net assets
from operations	—	(31,415)	—	(46,773)	—	(2,363)	253

Contract transactions
Purchase payments	—	—	—	—	—	1	—
Surrenders and terminations	—	(86,896)	—	(238,085)	—	(147)	(15,852)
Transfers between Investment Divisions	—	(4,996)	—	29,331	—	16,165	—
Contract owner charges	—	(306)	—	(2,075)	—	(4)	(819)
Net change in net assets
from contract transaction	—	(92,198)	—	(210,829)	—	16,015	(16,671)

Net change in net assets	—	(123,613)	—	(257,602)	—	13,652	(16,418)

Net assets beginning of year	—	448,030	—	2,453,225	—	7,881	155,852

Net assets end of year	$—	$324,417	$—	$2,195,623	$—	$21,533	$139,434

Contract unit transactions
Units outstanding at beginning of year	—	21,157	—	119,193	—	514	14,018
Units issued	—	461	—	5,741	—	1,018	—
Units redeemed	—	(4,758)	—	(16,149)	—	(40)	(1,512)
Units outstanding at end of year	—	16,860	—	108,785	—	1,492	12,506
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$19,394	$—	$171,959	$—	$19,612	$4,681
Proceeds from sales	$—	$108,047	$—	$362,185	$—	$810	$18,888

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

28

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A(a)	JNL/Epoch Global Shareholder Yield Fund - Class A(a)	JNL/FAMCO Flex Core Covered Call Fund - Class A	JNL/First State Global Infrastructure Fund - Class A	JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	JNL/Franklin Templeton Founding Strategy Fund - Class A	JNL/Franklin Templeton Global Fund - Class A
Operations
Net investment income (loss)	$—	$—	$(36)	$2,354	$(24)	$(6,590)	$1,483
Net realized gain (loss) on investments	—	—	567	(828)	6,597	13,608	19,496
Net change in unrealized appreciation
(depreciation) on investments	—	—	(1,981)	(13,246)	(25,825)	(54,548)	(83,037)
Net change in net assets
from operations	—	—	(1,450)	(11,720)	(19,252)	(47,530)	(62,058)

Contract transactions
Purchase payments	—	—	—	—	1	6,110	—
Surrenders and terminations	—	—	(1,124)	(7,089)	(6,365)	(10,706)	(11,834)
Transfers between Investment Divisions	—	—	11,478	(3,054)	3,672	2,377	9,755
Contract owner charges	—	—	—	(500)	(41)	(191)	(112)
Net change in net assets
from contract transaction	—	—	10,354	(10,643)	(2,733)	(2,410)	(2,191)

Net change in net assets	—	—	8,904	(22,363)	(21,985)	(49,940)	(64,249)

Net assets beginning of year	—	—	—	158,069	191,907	444,960	382,314

Net assets end of year	$—	$—	$8,904	$135,706	$169,922	$395,020	$318,065

Contract unit transactions
Units outstanding at beginning of year	—	—	—	10,543	14,114	32,722	30,331
Units issued	—	—	764	709	277	2,784	1,086
Units redeemed	—	—	(78)	(1,435)	(477)	(2,938)	(1,347)
Units outstanding at end of year	—	—	686	9,817	13,914	32,568	30,070
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$—	$12,215	$14,720	$12,566	$37,208	$37,861
Proceeds from sales	$—	$—	$1,273	$23,008	$9,242	$46,207	$21,134

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

29

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/Franklin Templeton Mutual Shares Fund - Class A	JNL/Goldman Sachs Core Plus Bond Fund - Class A	JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A(a)
Operations
Net investment income (loss)	$(2,148)	$19,432	$397	$(1,692)	$5,043	$(392)	$—
Net realized gain (loss) on investments	(2,110)	3,381	3,121	20,892	(4,546)	(82)	—
Net change in unrealized appreciation
(depreciation) on investments	2,950	(60,467)	(15,438)	(68,075)	(17,515)	(2,691)	—
Net change in net assets
from operations	(1,308)	(37,654)	(11,920)	(48,875)	(17,018)	(3,165)	—

Contract transactions
Purchase payments	1	1	1	—	5,173	—	—
Surrenders and terminations	(9,804)	(25,989)	(3,961)	(16,296)	(116,321)	(481)	—
Transfers between Investment Divisions	7,853	18,821	(755)	(2,957)	230	—	—
Contract owner charges	(53)	(208)	(39)	(887)	(270)	(18)	—
Net change in net assets
from contract transaction	(2,003)	(7,375)	(4,754)	(20,140)	(111,188)	(499)	—

Net change in net assets	(3,311)	(45,029)	(16,674)	(69,015)	(128,206)	(3,664)	—

Net assets beginning of year	134,262	654,440	59,491	491,191	596,538	32,829	—

Net assets end of year	$130,951	$609,411	$42,817	$422,176	$468,332	$29,165	$—

Contract unit transactions
Units outstanding at beginning of year	11,670	42,138	4,664	35,540	31,008	2,475	—
Units issued	2,732	1,419	456	648	1,417	—	—
Units redeemed	(2,932)	(1,928)	(871)	(2,101)	(7,312)	(37)	—
Units outstanding at end of year	11,470	41,629	4,249	34,087	25,113	2,438	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$31,621	$51,439	$9,283	$30,014	$39,578	$71	$—
Proceeds from sales	$35,773	$39,383	$11,450	$35,748	$145,724	$962	$—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

30

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A(a)	JNL/Invesco China-India Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Real Estate Fund - Class A	JNL/Invesco International Growth Fund - Class A	JNL/Invesco Small Cap Growth Fund - Class A
Operations
Net investment income (loss)	$(1,569)	$—	$(748)	$—	$3,880	$1,314	$(6,664)
Net realized gain (loss) on investments	3,391	—	2,856	—	328	10,858	66,301
Net change in unrealized appreciation
(depreciation) on investments	(46,271)	—	(14,965)	—	(17,644)	(75,621)	(90,376)
Net change in net assets
from operations	(44,449)	—	(12,857)	—	(13,436)	(63,449)	(30,739)

Contract transactions
Purchase payments	—	—	—	—	1	70	1,789
Surrenders and terminations	(68)	—	(1,968)	—	(6,405)	(21,677)	(24,405)
Transfers between Investment Divisions	792	—	(7,839)	—	(6,503)	(43,596)	(67,945)
Contract owner charges	(210)	—	—	—	(126)	(156)	(394)
Net change in net assets
from contract transaction	514	—	(9,807)	—	(13,033)	(65,359)	(90,955)

Net change in net assets	(43,935)	—	(22,664)	—	(26,469)	(128,808)	(121,694)

Net assets beginning of year	195,100	—	79,778	—	178,418	432,393	458,873

Net assets end of year	$151,165	$—	$57,114	$—	$151,949	$303,585	$337,179

Contract unit transactions
Units outstanding at beginning of year	18,307	—	5,824	—	10,484	25,991	14,255
Units issued	1,025	—	—	—	309	591	1,014
Units redeemed	(1,053)	—	(717)	—	(1,111)	(4,767)	(3,569)
Units outstanding at end of year	18,279	—	5,107	—	9,682	21,815	11,700
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$16,199	$—	$262	$—	$12,794	$16,453	$52,363
Proceeds from sales	$13,357	$—	$10,816	$—	$20,697	$80,498	$132,052

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

31

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/JPMorgan Hedged Equity Fund - Class A(a)	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/Lazard Emerging Markets Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A(a)	JNL/MC 10 x 10 Fund - Class A	JNL/MC Bond Index Fund - Class A
Operations
Net investment income (loss)	$—	$(3,747)	$1,369	$19	$—	$(240)	$1,114
Net realized gain (loss) on investments	—	30,235	(1,196)	231	—	2,561	(265)
Net change in unrealized appreciation
(depreciation) on investments	—	(39,820)	(1,063)	(9,728)	—	(3,564)	(5,076)
Net change in net assets
from operations	—	(13,332)	(890)	(9,478)	—	(1,243)	(4,227)

Contract transactions
Purchase payments	—	—	20,113	—	—	6,111	1
Surrenders and terminations	—	(13,824)	(20,451)	(2,712)	—	(2,820)	(15,705)
Transfers between Investment Divisions	—	(10,075)	(2,603)	822	—	(6,672)	6,106
Contract owner charges	—	(277)	(68)	(56)	—	(80)	(962)
Net change in net assets
from contract transaction	—	(24,176)	(3,009)	(1,946)	—	(3,461)	(10,560)

Net change in net assets	—	(37,508)	(3,899)	(11,424)	—	(4,704)	(14,787)

Net assets beginning of year	—	243,608	86,068	50,179	—	19,003	201,967

Net assets end of year	$—	$206,100	$82,169	$38,755	$—	$14,299	$187,180

Contract unit transactions
Units outstanding at beginning of year	—	8,618	6,272	3,355	—	1,219	15,303
Units issued	—	387	2,409	110	—	431	515
Units redeemed	—	(1,214)	(2,630)	(244)	—	(628)	(1,337)
Units outstanding at end of year	—	7,791	6,051	3,221	—	1,022	14,481
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$33,228	$34,958	$2,106	$—	$6,309	$10,621
Proceeds from sales	$—	$39,123	$36,391	$4,033	$—	$10,010	$20,068

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

32

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/MC Consumer Discretionary Sector Fund - Class A	JNL/MC Consumer Staples Sector Fund - Class A	JNL/MC DowSM Index Fund - Class A	JNL/MC Emerging Markets Index Fund - Class A	JNL/MC Energy Sector Fund - Class A	JNL/MC European 30 Fund - Class A	JNL/MC Financial Sector Fund - Class A
Operations
Net investment income (loss)	$(1,094)	$(13)	$(113)	$2,317	$6,330	$—	$(830)
Net realized gain (loss) on investments	5,191	—	(89)	(13,381)	(7,352)	—	14,607
Net change in unrealized appreciation
(depreciation) on investments	(8,349)	(499)	(1,511)	(11,371)	(104,182)	—	(21,740)
Net change in net assets
from operations	(4,252)	(512)	(1,713)	(22,435)	(105,204)	—	(7,963)

Contract transactions
Purchase payments	—	—	—	—	894	—	—
Surrenders and terminations	(3,437)	(12)	(295)	(13,526)	(46,855)	—	(10,042)
Transfers between Investment Divisions	16,895	7,831	20,644	19,414	(52,303)	—	(59,939)
Contract owner charges	(105)	—	(15)	(93)	(420)	—	(226)
Net change in net assets
from contract transaction	13,353	7,819	20,334	5,795	(98,684)	—	(70,207)

Net change in net assets	9,101	7,307	18,621	(16,640)	(203,888)	—	(78,170)

Net assets beginning of year	112,910	—	—	47,238	589,037	—	120,670

Net assets end of year	$122,011	$7,307	$18,621	$30,598	$385,149	$—	$42,500

Contract unit transactions
Units outstanding at beginning of year	3,841	—	—	4,150	22,689	—	7,645
Units issued	1,169	772	1,120	23,412	1,099	—	882
Units redeemed	(744)	(1)	(180)	(24,342)	(4,860)	—	(5,353)
Units outstanding at end of year	4,266	771	940	3,220	18,928	—	3,174
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$39,806	$7,830	$24,029	$252,642	$43,131	$—	$15,739
Proceeds from sales	$25,156	$23	$3,808	$244,530	$135,485	$—	$85,373

See notes to the financial statements.

33

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/MC Healthcare Sector Fund - Class A	JNL/MC Index 5 Fund - Class A	JNL/MC Industrials Sector Fund - Class A	JNL/MC Information Technology Sector Fund - Class A	JNL/MC International Index Fund - Class A	JNL/MC JNL 5 Fund - Class A	JNL/MC Materials Sector Fund - Class A
Operations
Net investment income (loss)	$(1,301)	$(1,189)	$(36)	$(3,560)	$3,791	$12,284	$—
Net realized gain (loss) on investments	18,312	719	(40)	20,173	19,323	234,316	—
Net change in unrealized appreciation
(depreciation) on investments	(8,423)	(6,701)	—	(20,961)	(59,447)	(437,893)	—
Net change in net assets
from operations	8,588	(7,171)	(76)	(4,348)	(36,333)	(191,293)	—

Contract transactions
Purchase payments	2,409	—	—	894	—	—	—
Surrenders and terminations	(7,441)	—	(47)	(27,161)	(47,339)	(410,109)	—
Transfers between Investment Divisions	(60,444)	—	123	9,226	4,166	(48,738)	—
Contract owner charges	(562)	(797)	—	(575)	(433)	(3,317)	—
Net change in net assets
from contract transaction	(66,038)	(797)	76	(17,616)	(43,606)	(462,164)	—

Net change in net assets	(57,450)	(7,968)	—	(21,964)	(79,939)	(653,457)	—

Net assets beginning of year	292,763	78,883	—	302,179	277,731	2,193,872	—

Net assets end of year	$235,313	$70,915	$—	$280,215	$197,792	$1,540,415	$—

Contract unit transactions
Units outstanding at beginning of year	9,878	4,926	—	10,081	15,822	100,940	—
Units issued	1,466	—	657	775	314	16,841	—
Units redeemed	(3,663)	(50)	(657)	(1,293)	(2,847)	(38,073)	—
Units outstanding at end of year	7,681	4,876	—	9,563	13,289	79,708	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$52,172	$—	$6,975	$29,960	$27,541	$418,135	$—
Proceeds from sales	$115,717	$1,987	$6,935	$47,687	$52,308	$868,015	$—

See notes to the financial statements.

34

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/MC MSCI KLD 400 Social Index Fund - Class A	JNL/MC MSCI World Index Fund - Class A	JNL/MC Nasdaq 100 Index Fund - Class A	JNL/MC Pacific Rim 30 Fund - Class A	JNL/MC Real Estate Sector Fund - Class A	JNL/MC S&P 1500 Growth Index Fund - Class A	JNL/MC S&P 1500 Value Index Fund - Class A
Operations
Net investment income (loss)	$—	$—	$(3,820)	$1,790	$—	$(694)	$(469)
Net realized gain (loss) on investments	—	—	28,269	4,180	—	4,258	3,004
Net change in unrealized appreciation
(depreciation) on investments	—	—	(25,868)	(16,020)	—	(1,712)	(2,434)
Net change in net assets
from operations	—	—	(1,419)	(10,050)	—	1,852	101

Contract transactions
Purchase payments	—	—	1	2,682	—	—	—
Surrenders and terminations	—	—	(9,462)	(3,712)	—	—	—
Transfers between Investment Divisions	—	—	(62,708)	(8,662)	—	(43,720)	(50,000)
Contract owner charges	—	—	(86)	(35)	—	—	—
Net change in net assets
from contract transaction	—	—	(72,255)	(9,727)	—	(43,720)	(50,000)

Net change in net assets	—	—	(73,674)	(19,777)	—	(41,868)	(49,899)

Net assets beginning of year	—	—	242,657	74,536	—	51,462	52,173

Net assets end of year	$—	$—	$168,983	$54,759	$—	$9,594	$2,274

Contract unit transactions
Units outstanding at beginning of year	—	—	10,078	3,510	—	4,810	4,895
Units issued	—	—	7,683	590	—	922	—
Units redeemed	—	—	(10,590)	(1,061)	—	(4,810)	(4,654)
Units outstanding at end of year	—	—	7,171	3,039	—	922	241
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$—	$208,206	$17,110	$—	$11,347	$—
Proceeds from sales	$—	$—	$283,093	$23,506	$—	$55,761	$50,469

See notes to the financial statements.

35

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/MC S&P 400 MidCap Index Fund - Class A	JNL/MC S&P 500 Index Fund - Class A	JNL/MC S&P SMid 60 Fund - Class A	JNL/MC Small Cap Index Fund - Class A	JNL/MC Telecommunications Sector Fund - Class A	JNL/MC Utilities Sector Fund - Class A(a)	JNL/MFS Mid Cap Value Fund - Class A
Operations
Net investment income (loss)	$(2,820)	$(14,287)	$1,011	$(6,281)	$(13)	$—	$(1,536)
Net realized gain (loss) on investments	35,921	421,210	44,458	162,003	—	—	34,832
Net change in unrealized appreciation
(depreciation) on investments	(71,856)	(476,811)	(109,150)	(231,558)	(466)	—	(131,054)
Net change in net assets
from operations	(38,755)	(69,888)	(63,681)	(75,836)	(479)	—	(97,758)

Contract transactions
Purchase payments	—	14,847	—	—	—	—	—
Surrenders and terminations	(22,406)	(459,138)	(180)	(81,721)	(12)	—	(50,269)
Transfers between Investment Divisions	(69,832)	(902,674)	10,481	(46,423)	8,314	—	622,274
Contract owner charges	(474)	(1,849)	(37)	(790)	—	—	(429)
Net change in net assets
from contract transaction	(92,712)	(1,348,814)	10,264	(128,934)	8,302	—	571,576

Net change in net assets	(131,467)	(1,418,702)	(53,417)	(204,770)	7,823	—	473,818

Net assets beginning of year	408,615	2,888,079	255,331	905,581	1	—	92,353

Net assets end of year	$277,148	$1,469,377	$201,914	$700,811	$7,824	$—	$566,171

Contract unit transactions
Units outstanding at beginning of year	13,634	119,659	13,267	34,889	1	—	4,328
Units issued	404	2,036	569	2,931	319	—	29,317
Units redeemed	(3,418)	(56,721)	(12)	(7,725)	(1)	—	(3,150)
Units outstanding at end of year	10,620	64,974	13,824	30,095	319	—	30,495
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$32,140	$154,940	$60,079	$166,887	$8,315	$—	$675,456
Proceeds from sales	$110,570	$1,435,192	$4,063	$221,258	$26	$—	$71,116

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

36

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/Morningstar Wide Moat Index Fund - Class A(a)	JNL/Neuberger Berman Currency Fund - Class A(a)	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Nicholas Convertible Arbitrage Fund - Class A(a)	JNL/Oppenheimer Global Growth Fund - Class A	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Corporate Bond Fund - Class A
Operations
Net investment income (loss)	$(40)	$—	$4,587	$—	$(15,678)	$(61)	$177
Net realized gain (loss) on investments	(2)	—	351	—	121,152	10	46
Net change in unrealized appreciation
(depreciation) on investments	(1,179)	—	(18,163)	—	(337,323)	—	(721)
Net change in net assets
from operations	(1,221)	—	(13,225)	—	(231,849)	(51)	(498)

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	—	(214,957)	—	(250,997)	(329)	—
Transfers between Investment Divisions	11,347	—	447,128	—	20,172	380	(687)
Contract owner charges	—	—	(63)	—	(1,701)	—	—
Net change in net assets
from contract transaction	11,347	—	232,108	—	(232,526)	51	(687)

Net change in net assets	10,126	—	218,883	—	(464,375)	—	(1,185)

Net assets beginning of year	—	—	238,291	—	1,858,133	—	12,362

Net assets end of year	$10,126	$—	$457,174	$—	$1,393,758	$—	$11,177

Contract unit transactions
Units outstanding at beginning of year	—	—	21,029	—	70,882	—	1,005
Units issued	1,098	—	40,899	—	1,909	1,155	112
Units redeemed	—	—	(19,903)	—	(10,600)	(1,155)	(170)
Units outstanding at end of year	1,098	—	42,025	—	62,191	—	947
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$11,347	$—	$464,017	$—	$96,348	$11,454	$1,810
Proceeds from sales	$40	$—	$227,321	$—	$308,776	$11,464	$2,206

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

37

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Long Short Credit Fund - Class A(a)	JNL/PPM America Mid Cap Value Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A	JNL/PPM America Total Return Fund - Class A
Operations
Net investment income (loss)	$(3,038)	$1,691	$30,597	$—	$(183)	$(4,704)	$(74)
Net realized gain (loss) on investments	(2,774)	201	4,067	—	1,668	86,288	2
Net change in unrealized appreciation
(depreciation) on investments	(8,164)	(4,637)	(81,634)	—	(4,177)	(198,450)	(155)
Net change in net assets
from operations	(13,976)	(2,745)	(46,970)	—	(2,692)	(116,866)	(227)

Contract transactions
Purchase payments	533	—	—	—	—	—	2,490
Surrenders and terminations	(9,682)	(47,066)	(124,618)	—	(603)	(16,842)	(10,908)
Transfers between Investment Divisions	9,848	23,825	(40,003)	—	(9,569)	8,396	—
Contract owner charges	(133)	(166)	(828)	—	(114)	(109)	(81)
Net change in net assets
from contract transaction	566	(23,407)	(165,449)	—	(10,286)	(8,555)	(8,499)

Net change in net assets	(13,410)	(26,152)	(212,419)	—	(12,978)	(125,421)	(8,726)

Net assets beginning of year	374,469	151,261	831,715	—	21,164	576,311	11,901

Net assets end of year	$361,059	$125,109	$619,296	$—	$8,186	$450,890	$3,175

Contract unit transactions
Units outstanding at beginning of year	27,399	13,247	38,827	—	1,016	26,130	656
Units issued	885	13,120	6,128	—	28	2,839	140
Units redeemed	(853)	(15,129)	(13,961)	—	(546)	(2,971)	(616)
Units outstanding at end of year	27,431	11,238	30,994	—	498	25,998	180
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$14,488	$155,057	$172,438	$—	$1,615	$126,765	$2,564
Proceeds from sales	$16,960	$176,773	$307,290	$—	$11,149	$72,421	$11,136

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

38

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/PPM America Value Equity Fund - Class A	JNL/S&P 4 Fund - Class A	JNL/S&P Competitive Advantage Fund - Class A	JNL/S&P Dividend Income & Growth Fund - Class A	JNL/S&P International 5 Fund - Class A(a)	JNL/S&P Intrinsic Value Fund - Class A	JNL/S&P Managed Aggressive Growth Fund - Class A
Operations
Net investment income (loss)	$654	$(8,413)	$(277)	$5,217	$—	$(1,004)	$(42,575)
Net realized gain (loss) on investments	38,194	19,414	3,735	35,507	—	13,220	256,318
Net change in unrealized appreciation
(depreciation) on investments	(152,846)	(48,669)	(3,368)	(64,893)	—	(17,471)	(417,209)
Net change in net assets
from operations	(113,998)	(37,668)	90	(24,169)	—	(5,255)	(203,466)

Contract transactions
Purchase payments	71	1,245	622	1,245	—	—	—
Surrenders and terminations	(71,096)	(57,197)	(6,315)	(20,381)	—	(183,506)	(210,427)
Transfers between Investment Divisions	(6,127)	(14,826)	(7,768)	(5,176)	—	(4,836)	(337,827)
Contract owner charges	(750)	(1,484)	(60)	(246)	—	(33)	(905)
Net change in net assets
from contract transaction	(77,902)	(72,262)	(13,521)	(24,558)	—	(188,375)	(549,159)

Net change in net assets	(191,900)	(109,930)	(13,431)	(48,727)	—	(193,630)	(752,625)

Net assets beginning of year	823,937	581,477	34,340	386,238	—	287,181	3,190,994

Net assets end of year	$632,037	$471,547	$20,909	$337,511	$—	$93,551	$2,438,369

Contract unit transactions
Units outstanding at beginning of year	45,490	25,257	1,352	16,980	—	12,591	141,942
Units issued	617	566	26	1,003	—	58	509
Units redeemed	(4,859)	(3,638)	(519)	(2,075)	—	(8,228)	(24,421)
Units outstanding at end of year	41,248	22,185	859	15,908	—	4,421	118,030
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$23,416	$13,052	$1,886	$65,012	$—	$6,316	$11,636
Proceeds from sales	$100,665	$93,727	$14,621	$53,374	$—	$192,352	$603,370

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

39

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/S&P Managed Conservative Fund - Class A	JNL/S&P Managed Growth Fund - Class A	JNL/S&P Managed Moderate Fund - Class A	JNL/S&P Managed Moderate Growth Fund - Class A	JNL/S&P Mid 3 Fund - Class A	JNL/S&P Total Yield Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A
Operations
Net investment income (loss)	$(9,031)	$(60,016)	$(7,390)	$(45,351)	$—	$(316)	$(674)
Net realized gain (loss) on investments	23,767	130,548	24,913	283,640	—	5,804	3,304
Net change in unrealized appreciation
(depreciation) on investments	(36,359)	(352,955)	(39,727)	(404,296)	—	(17,948)	(2,520)
Net change in net assets
from operations	(21,623)	(282,423)	(22,204)	(166,007)	—	(12,460)	110

Contract transactions
Purchase payments	1	22,003	—	6,111	—	—	—
Surrenders and terminations	(88,199)	(170,475)	(96,671)	(318,505)	—	(4,880)	(3,396)
Transfers between Investment Divisions	(90,779)	(50,811)	—	(443,131)	—	1,139	(16)
Contract owner charges	(316)	(1,153)	(471)	(959)	—	(28)	—
Net change in net assets
from contract transaction	(179,293)	(200,436)	(97,142)	(756,484)	—	(3,769)	(3,412)

Net change in net assets	(200,916)	(482,859)	(119,346)	(922,491)	—	(16,229)	(3,302)

Net assets beginning of year	752,291	4,068,359	558,297	3,486,190	—	104,671	56,321

Net assets end of year	$551,375	$3,585,500	$438,951	$2,563,699	$—	$88,442	$53,019

Contract unit transactions
Units outstanding at beginning of year	52,911	189,499	34,363	179,544	—	5,109	3,944
Units issued	194	4,481	—	1,090	—	476	1,737
Units redeemed	(12,805)	(13,730)	(5,960)	(39,682)	—	(653)	(1,927)
Units outstanding at end of year	40,300	180,250	28,403	140,952	—	4,932	3,754
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$2,701	$98,183	$—	$20,687	$—	$16,031	$27,054
Proceeds from sales	$191,026	$358,635	$104,532	$822,522	$—	$15,025	$29,612

See notes to the financial statements.

40

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/The Boston Company Equity Income Fund - Class A	JNL/The London Company Focused U.S. Equity Fund - Class A(a)	JNL/Vanguard Capital Growth Fund - Class A
Operations
Net investment income (loss)	$(22,835)	$(49,701)	$(304)	$(2,026)	$(2)	$—	$(1)
Net realized gain (loss) on investments	338,990	418,948	(921)	84,708	12	—	—
Net change in unrealized appreciation
(depreciation) on investments	(333,944)	(460,374)	271	(144,392)	(38)	—	(23)
Net change in net assets
from operations	(17,789)	(91,127)	(954)	(61,710)	(28)	—	(24)

Contract transactions
Purchase payments	19,037	34,877	—	1	—	—	—
Surrenders and terminations	(280,342)	(203,497)	(9,796)	(26,823)	—	—	—
Transfers between Investment Divisions	(44,526)	(318,910)	50,428	(178,996)	1	—	500
Contract owner charges	(1,570)	(710)	(932)	(88)	(4)	—	—
Net change in net assets
from contract transaction	(307,401)	(488,240)	39,700	(205,906)	(3)	—	500

Net change in net assets	(325,190)	(579,367)	38,746	(267,616)	(31)	—	476

Net assets beginning of year	1,673,754	3,337,365	313,266	708,326	226	—	—

Net assets end of year	$1,348,564	$2,757,998	$352,012	$440,710	$195	$—	$476

Contract unit transactions
Units outstanding at beginning of year	55,018	66,740	30,846	26,764	10	—	—
Units issued	2,827	1,624	14,807	1,098	—	—	46
Units redeemed	(12,194)	(10,963)	(10,848)	(9,166)	—	—	—
Units outstanding at end of year	45,651	57,401	34,805	18,696	10	—	46
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$266,996	$314,604	$154,251	$110,996	$17	$—	$500
Proceeds from sales	$421,631	$621,618	$114,855	$243,941	$9	$—	$1

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

41

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/Vanguard Equity Income Fund - Class A	JNL/Vanguard Global Bond Market Index Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard International Fund - Class A	JNL/Vanguard International Stock Market Index Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
Operations
Net investment income (loss)	$—	$—	$—	$(79)	$—	$—	$—
Net realized gain (loss) on investments	—	—	—	(60)	—	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	(309)	—	—	—
Net change in net assets
from operations	—	—	—	(448)	—	—	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	—	—	(364)	—	—	—
Transfers between Investment Divisions	—	—	—	2,206	—	—	—
Contract owner charges	—	—	—	(20)	—	—	—
Net change in net assets
from contract transaction	—	—	—	1,822	—	—	—

Net change in net assets	—	—	—	1,374	—	—	—

Net assets beginning of year	—	—	—	—	—	—	—

Net assets end of year	$—	$—	$—	$1,374	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	—	—	—	—	—	—	—
Units issued	—	—	—	1,354	—	—	—
Units redeemed	—	—	—	(1,198)	—	—	—
Units outstanding at end of year	—	—	—	156	—	—	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$—	$—	$—	$14,792	$—	$—	$—
Proceeds from sales	$—	$—	$—	$13,049	$—	$—	$—

See notes to the financial statements.

42

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

	JNL/Vanguard Small Company Growth Fund - Class A	JNL/Vanguard U.S. Stock Market Index Fund - Class A	JNL/WCM Focused International Equity Fund - Class A(a)	JNL/Westchester Capital Event Driven Fund - Class A(a)	JNL/WMC Balanced Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$(97)	$(640)	$—	$—	$2,078	$(4,539)	$253
Net realized gain (loss) on investments	(7)	3,733	—	—	234,961	—	17,148
Net change in unrealized appreciation
(depreciation) on investments	(3,634)	(2,012)	—	—	(365,911)	—	(30,567)
Net change in net assets
from operations	(3,738)	1,081	—	—	(128,872)	(4,539)	(13,166)

Contract transactions
Purchase payments	1	—	—	—	223,686	5,601	—
Surrenders and terminations	—	—	—	—	(270,733)	(73,163)	(12,505)
Transfers between Investment Divisions	18,881	(52,475)	—	—	(344,860)	1,511,584	(366)
Contract owner charges	—	—	—	—	(660)	(842)	(43)
Net change in net assets
from contract transaction	18,882	(52,475)	—	—	(392,567)	1,443,180	(12,914)

Net change in net assets	15,144	(51,394)	—	—	(521,439)	1,438,641	(26,080)

Net assets beginning of year	—	51,867	—	—	3,160,226	781,561	124,810

Net assets end of year	$15,144	$473	$—	$—	$2,638,787	$2,220,202	$98,730

Contract unit transactions
Units outstanding at beginning of year	—	4,862	—	—	141,746	75,127	4,740
Units issued	1,559	48	—	—	11,022	294,023	8
Units redeemed	—	(4,862)	—	—	(28,368)	(154,913)	(505)
Units outstanding at end of year	1,559	48	—	—	124,400	214,237	4,243
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$18,881	$500	$—	$—	$407,445	$3,064,050	$16,857
Proceeds from sales	$97	$53,615	$—	$—	$683,764	$1,625,410	$14,896

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on August 13, 2018.

See notes to the financial statements.

43

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2018

JNL/Invesco Mid Cap Value Fund - Class A(a)
Operations
Net investment income (loss)	$(3,398)
Net realized gain (loss) on investments	171,847
Net change in unrealized appreciation
(depreciation) on investments	(136,230)
Net change in net assets
from operations	32,219

Contract transactions
Purchase payments	—
Surrenders and terminations	(71,020)
Transfers between Investment Divisions	(613,077)
Contract owner charges	(528)
Net change in net assets
from contract transaction	(684,625)

Net change in net assets	(652,406)

Net assets beginning of year	652,406

Net assets end of year	$—

Contract unit transactions
Units outstanding at beginning of year	22,560
Units issued	1,326
Units redeemed	(23,886)
Units outstanding at end of year	—
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$97,821
Proceeds from sales	$730,051

(a)	The period is from January 1, 2018 through August 13, 2018, the date the Fund was acquired. See Note 1. in the Notes to Financial Statements.

See notes to the financial statements.

44

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A(a)	JNL Growth Allocation Fund - Class A	JNL Institutional Alt 25 Fund - Class A	JNL Institutional Alt 50 Fund - Class A	JNL Moderate Allocation Fund - Class A(a)	JNL Moderate Growth Allocation Fund - Class A
Operations
Net investment income (loss)	$—	$—	$(2,141)	$(43)	$(247)	$—	$(139)
Net realized gain (loss) on investments	—	—	465	1,090	221	—	16
Net change in unrealized appreciation
(depreciation) on investments	—	—	23,759	(565)	1,424	—	1,238
Net change in net assets
from operations	—	—	22,083	482	1,398	—	1,115

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	—	—	(98)	(8,387)	—	—
Transfers between Investment Divisions	—	—	1	(1,826)	21,109	—	—
Contract owner charges	—	—	(9)	(4)	(45)	—	(10)
Net change in net assets
from contract transaction	—	—	(8)	(1,928)	12,677	—	(10)

Net change in net assets	—	—	22,075	(1,446)	14,075	—	1,105

Net assets beginning of year	—	—	130,882	7,839	14,434	—	8,685

Net assets end of year	$—	$—	$152,957	$6,393	$28,509	$—	$9,790

Contract unit transactions
Units outstanding at beginning of year	—		10,207	469	859		656
Units issued	—	—	—	341	1,179	—	—
Units redeemed	—	—	(1)	(470)	(481)	—	(1)
Units outstanding at end of year	—	—	10,206	340	1,557	—	655

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.

See notes to the financial statements.

45

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Blue Chip Income and Growth Fund - Class A	JNL/American Funds Global Bond Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Operations
Net investment income (loss)	$(44)	$(2,598)	$(1,367)	$(624)	$(2,300)	$(61)	$(1,034)
Net realized gain (loss) on investments	23	802	31,932	27,427	13,939	(781)	24,867
Net change in unrealized appreciation
(depreciation) on investments	421	40,016	(17,024)	34,130	8,572	1,094	(5,309)
Net change in net assets
from operations	400	38,220	13,541	60,933	20,211	252	18,524

Contract transactions
Purchase payments	—	—	—	—	—	—	2,000
Surrenders and terminations	(238)	(10,319)	(117,027)	(260,515)	(38,101)	—	(23,034)
Transfers between Investment Divisions	6,744	35,558	(4,394)	68,063	31,249	(15,935)	72,533
Contract owner charges	(24)	(113)	(34)	(213)	(92)	(15)	(12)
Net change in net assets
from contract transaction	6,482	25,126	(121,455)	(192,665)	(6,944)	(15,950)	51,487

Net change in net assets	6,882	63,346	(107,914)	(131,732)	13,267	(15,698)	70,011

Net assets beginning of year	2,930	136,459	187,789	475,086	137,858	19,654	54,472

Net assets end of year	$9,812	$199,805	$79,875	$343,354	$151,125	$3,956	$124,483

Contract unit transactions
Units outstanding at beginning of year	276	6,099	9,967	31,837	7,513	1,958	4,291
Units issued	555	1,866	1,228	4,643	4,260	53	7,691
Units redeemed	(23)	(841)	(7,321)	(16,467)	(4,604)	(1,635)	(4,051)
Units outstanding at end of year	808	7,124	3,874	20,013	7,169	376	7,931

See notes to the financial statements.

46

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A	JNL/AQR Managed Futures Strategy Fund - Class A
Operations
Net investment income (loss)	$(1,062)	$(3,052)	$(2,379)	$(4,317)	$(2,685)	$(184)	$(25)
Net realized gain (loss) on investments	571	8,132	16,395	4,533	2,080	944	(2,230)
Net change in unrealized appreciation
(depreciation) on investments	12,625	32,481	57,551	37,330	53,492	3,405	2,187
Net change in net assets
from operations	12,134	37,561	71,567	37,546	52,887	4,165	(68)

Contract transactions
Purchase payments	—	—	—	—	—	100	—
Surrenders and terminations	(1,810)	(7,796)	(1,225)	(18,854)	(23,376)	—	(7,290)
Transfers between Investment Divisions	(926)	(17,484)	1,843	(7,298)	11,343	(9,017)	—
Contract owner charges	—	(106)	(39)	(16)	(6)	(37)	—
Net change in net assets
from contract transaction	(2,736)	(25,386)	579	(26,168)	(12,039)	(8,954)	(7,290)

Net change in net assets	9,398	12,175	72,146	11,378	40,848	(4,789)	(7,358)

Net assets beginning of year	65,245	198,195	237,223	270,036	208,108	22,007	7,358

Net assets end of year	$74,643	$210,370	$309,369	$281,414	$248,956	$17,218	$—

Contract unit transactions
Units outstanding at beginning of year	4,940	11,164	20,864	21,578	19,544	1,605	731
Units issued	—	749	588	709	2,952	31	—
Units redeemed	(183)	(2,043)	(470)	(2,558)	(4,084)	(600)	(731)
Units outstanding at end of year	4,757	9,870	20,982	19,729	18,412	1,036	—

See notes to the financial statements.

47

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A(a)	JNL/Crescent High Income Fund - Class A	JNL/DFA Growth Allocation Fund - Class A(b)
Operations
Net investment income (loss)	$198	$(687)	$(34,954)	$(1,614)	$—	$—	$—
Net realized gain (loss) on investments	1,729	(6,448)	99,116	(3,634)	—	—	—
Net change in unrealized appreciation
(depreciation) on investments	15,299	(1,501)	567,194	90,598	—	—	—
Net change in net assets
from operations	17,226	(8,636)	631,356	85,350	—	—	—

Contract transactions
Purchase payments	—	160	24,263	6,152	—	—	—
Surrenders and terminations	(17,819)	(21,380)	(112,739)	(25,186)	—	—	—
Transfers between Investment Divisions	24,598	4,396	(77,475)	(1,844)	—	—	—
Contract owner charges	(10)	(94)	(1,897)	(153)	—	—	—
Net change in net assets
from contract transaction	6,769	(16,918)	(167,848)	(21,031)	—	—	—

Net change in net assets	23,995	(25,554)	463,508	64,319	—	—	—

Net assets beginning of year	140,999	139,312	2,097,998	333,426	—	—	—

Net assets end of year	$164,994	$113,758	$2,561,506	$397,745	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year	11,882	16,014	95,274	28,539		—
Units issued	1,956	2,692	2,898	1,459	—	—	—
Units redeemed	(1,439)	(5,036)	(9,806)	(3,099)	—	—	—
Units outstanding at end of year	12,399	13,670	88,366	26,899	—	—	—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.
(b)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 24, 2017.

See notes to the financial statements.

48

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/DFA Moderate Growth Allocation Fund - Class A(a)	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A(a)	JNL/DoubleLine Total Return Fund - Class A	JNL/FAMCO Flex Core Covered Call Fund - Class A(b)	JNL/First State Global Infrastructure Fund - Class A
Operations
Net investment income (loss)	$—	$(2,616)	$(29,259)	$(50)	$2,163	$—	$416
Net realized gain (loss) on investments	—	17,389	12,176	332	578	—	(768)
Net change in unrealized appreciation
(depreciation) on investments	—	57,171	113,119	118	479	—	12,950
Net change in net assets
from operations	—	71,944	96,036	400	3,220	—	12,598

Contract transactions
Purchase payments	—	—	—	—	—	—	2,000
Surrenders and terminations	—	(25,009)	(311,085)	—	(13,503)	—	(7,863)
Transfers between Investment Divisions	—	5,708	105,259	7,481	47,645	—	(8,182)
Contract owner charges	—	(306)	(1,657)	—	(290)	—	(502)
Net change in net assets
from contract transaction	—	(19,607)	(207,483)	7,481	33,852	—	(14,547)

Net change in net assets	—	52,337	(111,447)	7,881	37,072	—	(1,949)

Net assets beginning of year	—	395,693	2,564,672	—	118,780	—	160,018

Net assets end of year	$—	$448,030	$2,453,225	$7,881	$155,852	$—	$158,069

Contract unit transactions
Units outstanding at beginning of year		22,131	129,376		10,953		11,556
Units issued	—	899	7,467	530	6,518	—	819
Units redeemed	—	(1,873)	(17,650)	(16)	(3,453)	—	(1,832)
Units outstanding at end of year	—	21,157	119,193	514	14,018	—	10,543

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 24, 2017.
(b)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.

See notes to the financial statements.

49

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	JNL/Franklin Templeton Founding Strategy Fund - Class A	JNL/Franklin Templeton Global Fund - Class A	JNL/Franklin Templeton Global Multisector Bond Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Franklin Templeton International Small Cap Fund - Class A	JNL/Franklin Templeton Mutual Shares Fund - Class A
Operations
Net investment income (loss)	$(1,148)	$(6,615)	$568	$(2,119)	$13,314	$(233)	$7,194
Net realized gain (loss) on investments	2,958	12,086	2,008	(3,545)	7,554	234	11,616
Net change in unrealized appreciation
(depreciation) on investments	15,603	37,202	49,507	8,944	28,237	13,907	11,066
Net change in net assets
from operations	17,413	42,673	52,083	3,280	49,105	13,908	29,876

Contract transactions
Purchase payments	—	—	—	—	2,200	—	—
Surrenders and terminations	(8,800)	(28,441)	(6,235)	(14,838)	(37,819)	(3,834)	(15,434)
Transfers between Investment Divisions	(8,756)	(6,146)	5,093	(7,266)	28,995	2,332	16,213
Contract owner charges	(40)	(190)	(116)	(40)	(150)	(48)	(858)
Net change in net assets
from contract transaction	(17,596)	(34,777)	(1,258)	(22,144)	(6,774)	(1,550)	(79)

Net change in net assets	(183)	7,896	50,825	(18,864)	42,331	12,358	29,797

Net assets beginning of year	192,090	437,064	331,489	153,126	612,109	47,133	461,394

Net assets end of year	$191,907	$444,960	$382,314	$134,262	$654,440	$59,491	$491,191

Contract unit transactions
Units outstanding at beginning of year	15,456	35,387	30,459	13,581	42,683	4,815	35,555
Units issued	539	156	647	1,588	4,407	331	1,195
Units redeemed	(1,881)	(2,821)	(775)	(3,499)	(4,952)	(482)	(1,210)
Units outstanding at end of year	14,114	32,722	30,331	11,670	42,138	4,664	35,540

See notes to the financial statements.

50

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/Goldman Sachs Core Plus Bond Fund - Class A	JNL/Goldman Sachs Emerging Markets Debt Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A(a)	JNL/Invesco China-India Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A(a)	JNL/Invesco Global Real Estate Fund - Class A	JNL/Invesco International Growth Fund - Class A
Operations
Net investment income (loss)	$4,175	$(549)	$(781)	$(882)	$—	$2,965	$(194)
Net realized gain (loss) on investments	(2,221)	(2,236)	85	2,138	—	2,713	11,790
Net change in unrealized appreciation
(depreciation) on investments	9,449	7,497	4,031	28,071	—	11,430	69,709
Net change in net assets
from operations	11,403	4,712	3,335	29,327	—	17,108	81,305

Contract transactions
Purchase payments	—	—	—	—	—	100	—
Surrenders and terminations	(160,043)	(2,938)	(70)	(200)	—	(17,255)	(18,828)
Transfers between Investment Divisions	(295)	(10,162)	191,923	(21,596)	—	(46,652)	(14,790)
Contract owner charges	(319)	(39)	(88)	(10)	—	(180)	(176)
Net change in net assets
from contract transaction	(160,657)	(13,139)	191,765	(21,806)	—	(63,987)	(33,794)

Net change in net assets	(149,254)	(8,427)	195,100	7,521	—	(46,879)	47,511

Net assets beginning of year	745,792	41,256	—	72,257	—	225,297	384,882

Net assets end of year	$596,538	$32,829	$195,100	$79,778	$—	$178,418	$432,393

Contract unit transactions
Units outstanding at beginning of year	39,344	3,527		7,917		14,370	28,078
Units issued	2,328	44	19,158	858	—	1,493	2,111
Units redeemed	(10,664)	(1,096)	(851)	(2,951)	—	(5,379)	(4,198)
Units outstanding at end of year	31,008	2,475	18,307	5,824	—	10,484	25,991

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.

See notes to the financial statements.

51

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/Lazard Emerging Markets Fund - Class A	JNL/MC 10 x 10 Fund - Class A	JNL/MC Bond Index Fund - Class A	JNL/MC Consumer Discretionary Sector Fund - Class A
Operations
Net investment income (loss)	$(6,302)	$(4,131)	$839	$(140)	$(301)	$553	$(48)
Net realized gain (loss) on investments	30,081	18,321	(119)	170	3,128	2,121	6,586
Net change in unrealized appreciation
(depreciation) on investments	63,407	53,234	339	12,441	(200)	1,917	8,269
Net change in net assets
from operations	87,186	67,424	1,059	12,471	2,627	4,591	14,807

Contract transactions
Purchase payments	—	—	—	—	—	460	—
Surrenders and terminations	(14,678)	(226,684)	(16,288)	(2,270)	(7,056)	(48,652)	(5,134)
Transfers between Investment Divisions	13,749	3,720	(4,401)	(12,548)	(782)	(44,207)	62,322
Contract owner charges	(377)	(274)	(60)	(74)	(76)	(1,156)	(104)
Net change in net assets
from contract transaction	(1,306)	(223,238)	(20,749)	(14,892)	(7,914)	(93,555)	57,084

Net change in net assets	85,880	(155,814)	(19,690)	(2,421)	(5,287)	(88,964)	71,891

Net assets beginning of year	372,993	399,422	105,758	52,600	24,290	290,931	41,019

Net assets end of year	$458,873	$243,608	$86,068	$50,179	$19,003	$201,967	$112,910

Contract unit transactions
Units outstanding at beginning of year	14,265	18,011	7,783	4,457	1,783	22,373	1,678
Units issued	2,153	593	217	1,023	490	818	2,574
Units redeemed	(2,163)	(9,986)	(1,728)	(2,125)	(1,054)	(7,888)	(411)
Units outstanding at end of year	14,255	8,618	6,272	3,355	1,219	15,303	3,841

See notes to the financial statements.

52

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/MC Consumer Staples Sector Fund - Class A(a)	JNL/MC DowSM Index Fund - Class A(b)	JNL/MC Emerging Markets Index Fund - Class A	JNL/MC Energy Sector Fund - Class A	JNL/MC European 30 Fund - Class A	JNL/MC Financial Sector Fund - Class A	JNL/MC Healthcare Sector Fund - Class A
Operations
Net investment income (loss)	$—	$—	$(206)	$3,732	$(17)	$(581)	$(1,697)
Net realized gain (loss) on investments	—	—	536	(11,178)	(1,038)	5,908	25,145
Net change in unrealized appreciation
(depreciation) on investments	—	—	9,018	(25,838)	1,226	11,507	26,616
Net change in net assets
from operations	—	—	9,348	(33,284)	171	16,834	50,064

Contract transactions
Purchase payments	—	—	—	—	—	875	—
Surrenders and terminations	—	—	(2,148)	(55,349)	(96)	(6,847)	(57,002)
Transfers between Investment Divisions	—	—	14,197	(13,966)	(7,779)	29,387	24,342
Contract owner charges	—	—	(52)	(464)	(6)	(204)	(513)
Net change in net assets
from contract transaction	—	—	11,997	(69,779)	(7,881)	23,211	(33,173)

Net change in net assets	—	—	21,345	(103,063)	(7,710)	40,045	16,891

Net assets beginning of year	—	—	25,893	692,100	7,710	80,625	275,872

Net assets end of year	$—	$—	$47,238	$589,037	$—	$120,670	$292,763

Contract unit transactions
Units outstanding at beginning of year			3,050	25,491	577	6,004	11,245
Units issued	—	—	1,496	821	14	2,986	1,739
Units redeemed	—	—	(396)	(3,623)	(591)	(1,345)	(3,106)
Units outstanding at end of year	—	—	4,150	22,689	—	7,645	9,878

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.
(b)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on December 29, 2017.

See notes to the financial statements.

53

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/MC Index 5 Fund - Class A	JNL/MC Industrials Sector Fund - Class A(a)	JNL/MC Information Technology Sector Fund - Class A	JNL/MC International Index Fund - Class A	JNL/MC JNL 5 Fund - Class A	JNL/MC Materials Sector Fund - Class A(a)	JNL/MC MSCI KLD 400 Social Index Fund - Class A(b)
Operations
Net investment income (loss)	$(1,387)	$—	$(2,348)	$3,878	$12,155	$—	$—
Net realized gain (loss) on investments	11,583	—	18,444	7,006	65,263	—	—
Net change in unrealized appreciation
(depreciation) on investments	1,562	—	59,032	46,503	223,802	—	—
Net change in net assets
from operations	11,758	—	75,128	57,387	301,220	—	—

Contract transactions
Purchase payments	—	—	2,000	220	2,776	—	—
Surrenders and terminations	—	—	(14,787)	(35,877)	(63,440)	—	—
Transfers between Investment Divisions	(34,962)	—	61,241	(21,210)	(179,140)	—	—
Contract owner charges	(788)	—	(477)	(424)	(2,852)	—	—
Net change in net assets
from contract transaction	(35,750)	—	47,977	(57,291)	(242,656)	—	—

Net change in net assets	(23,992)	—	123,105	96	58,564	—	—

Net assets beginning of year	102,875	—	179,074	277,635	2,135,308	—	—

Net assets end of year	$78,883	$—	$302,179	$277,731	$2,193,872	$—	$—

Contract unit transactions
Units outstanding at beginning of year	7,298		8,022	19,481	113,175
Units issued	—	—	4,128	3,952	1,511	—	—
Units redeemed	(2,372)	—	(2,069)	(7,611)	(13,746)	—	—
Units outstanding at end of year	4,926	—	10,081	15,822	100,940	—	—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.
(b)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 24, 2017.

See notes to the financial statements.

54

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/MC MSCI World Index Fund - Class A(a)	JNL/MC Nasdaq 100 Index Fund - Class A	JNL/MC Pacific Rim 30 Fund - Class A	JNL/MC Real Estate Sector Fund - Class A(a)	JNL/MC S&P 1500 Growth Index Fund - Class A(a)	JNL/MC S&P 1500 Value Index Fund - Class A(a)	JNL/MC S&P 400 MidCap Index Fund - Class A
Operations
Net investment income (loss)	$—	$(1,793)	$1,120	$—	$(121)	$(122)	$(2,328)
Net realized gain (loss) on investments	—	2,125	1,720	—	2	2	41,071
Net change in unrealized appreciation
(depreciation) on investments	—	35,612	11,071	—	1,581	2,292	8,866
Net change in net assets
from operations	—	35,944	13,911	—	1,462	2,172	47,609

Contract transactions
Purchase payments	—	—	—	—	—	—	875
Surrenders and terminations	—	(25,813)	(3,117)	—	—	—	(20,559)
Transfers between Investment Divisions	—	104,148	(8,559)	—	50,000	50,001	5,846
Contract owner charges	—	(60)	(44)	—	—	—	(440)
Net change in net assets
from contract transaction	—	78,275	(11,720)	—	50,000	50,001	(14,278)

Net change in net assets	—	114,219	2,191	—	51,462	52,173	33,331

Net assets beginning of year	—	128,438	72,345	—	—	—	375,284

Net assets end of year	$—	$242,657	$74,536	$—	$51,462	$52,173	$408,615

Contract unit transactions
Units outstanding at beginning of year		6,941	4,137				14,269
Units issued	—	5,260	480	—	4,810	4,895	3,512
Units redeemed	—	(2,123)	(1,107)	—	—	—	(4,147)
Units outstanding at end of year	—	10,078	3,510	—	4,810	4,895	13,634

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.
See notes to the financial statements.

55

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/MC S&P 500 Index Fund - Class A	JNL/MC S&P SMid 60 Fund - Class A	JNL/MC Small Cap Index Fund - Class A	JNL/MC Telecommunications Sector Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Oppenheimer Global Growth Fund - Class A
Operations
Net investment income (loss)	$(4,184)	$(2,310)	$(5,588)	$(2)	$(81)	$2,905	$(12,592)
Net realized gain (loss) on investments	95,434	1,399	76,737	777	3,719	(72)	50,068
Net change in unrealized appreciation
(depreciation) on investments	267,345	(11,221)	19,403	(739)	13,239	8,707	454,729
Net change in net assets
from operations	358,595	(12,132)	90,552	36	16,877	11,540	492,205

Contract transactions
Purchase payments	1,930	—	—	—	—	—	(12,089)
Surrenders and terminations	(114,394)	(403)	(57,561)	(2,090)	(118,198)	(34,243)	(155,803)
Transfers between Investment Divisions	988,713	(115,669)	30,992	1	17,019	25,928	5,864
Contract owner charges	(1,219)	(44)	(771)	(3)	(41)	(40)	(1,785)
Net change in net assets
from contract transaction	875,030	(116,116)	(27,340)	(2,092)	(101,220)	(8,355)	(163,813)

Net change in net assets	1,233,625	(128,248)	63,212	(2,056)	(84,343)	3,185	328,392

Net assets beginning of year	1,654,454	383,579	842,369	2,057	176,696	235,106	1,529,741

Net assets end of year	$2,888,079	$255,331	$905,581	$1	$92,353	$238,291	$1,858,133

Contract unit transactions
Units outstanding at beginning of year	81,821	19,200	36,075	78	9,220	21,824	78,271
Units issued	48,828	184	2,941	—	887	2,423	6,279
Units redeemed	(10,990)	(6,117)	(4,127)	(77)	(5,779)	(3,218)	(13,668)
Units outstanding at end of year	119,659	13,267	34,889	1	4,328	21,029	70,882

See notes to the financial statements.

56

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/PIMCO Income Fund - Class A(a)	JNL/PIMCO Investment Grade Corporate Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Mid Cap Value Fund - Class A	JNL/PPM America Small Cap Value Fund - Class A
Operations
Net investment income (loss)	$—	$(11)	$(5,911)	$2,340	$43,945	$(184)	$(5,917)
Net realized gain (loss) on investments	—	123	(10,764)	214	16,682	1,482	16,562
Net change in unrealized appreciation
(depreciation) on investments	—	180	22,831	(474)	(5,709)	387	67,790
Net change in net assets
from operations	—	292	6,156	2,080	54,918	1,685	78,435

Contract transactions
Purchase payments	—	—	—	—	4,080	—	2,000
Surrenders and terminations	—	—	(35,524)	(120,180)	(170,468)	(658)	(4,341)
Transfers between Investment Divisions	—	4,227	19,140	120,807	(35,403)	2,317	(774)
Contract owner charges	—	(5)	(111)	(144)	(897)	(107)	(100)
Net change in net assets
from contract transaction	—	4,222	(16,495)	483	(202,688)	1,552	(3,215)

Net change in net assets	—	4,514	(10,339)	2,563	(147,770)	3,237	75,220

Net assets beginning of year	—	7,848	384,808	148,698	979,485	17,927	501,091

Net assets end of year	$—	$12,362	$374,469	$151,261	$831,715	$21,164	$576,311

Contract unit transactions
Units outstanding at beginning of year		672	28,600	13,204	48,419	953	26,224
Units issued	—	1,404	3,217	11,665	10,343	697	1,947
Units redeemed	—	(1,071)	(4,418)	(11,622)	(19,935)	(634)	(2,041)
Units outstanding at end of year	—	1,005	27,399	13,247	38,827	1,016	26,130

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.

See notes to the financial statements.

57

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/PPM America Total Return Fund - Class A	JNL/PPM America Value Equity Fund - Class A	JNL/S&P 4 Fund - Class A	JNL/S&P Competitive Advantage Fund - Class A	JNL/S&P Dividend Income & Growth Fund - Class A	JNL/S&P Intrinsic Value Fund - Class A	JNL/S&P Managed Aggressive Growth Fund - Class A
Operations
Net investment income (loss)	$(28)	$(1,323)	$(8,337)	$(154)	$3,882	$2,923	$(43,582)
Net realized gain (loss) on investments	1	50,474	8,401	1	42,598	(1,500)	143,512
Net change in unrealized appreciation
(depreciation) on investments	61	50,813	71,346	6,461	(6,959)	41,582	463,600
Net change in net assets
from operations	34	99,964	71,410	6,308	39,521	43,005	563,530

Contract transactions
Purchase payments	—	—	380	—	—	—	22,733
Surrenders and terminations	—	(80,421)	(16,079)	(32,223)	(15,112)	(11,090)	(217,980)
Transfers between Investment Divisions	11,722	(35,855)	(35,641)	(9,913)	(247,543)	(4,724)	(2,002)
Contract owner charges	(18)	(943)	(1,385)	(53)	(230)	(28)	(958)
Net change in net assets
from contract transaction	11,704	(117,219)	(52,725)	(42,189)	(262,885)	(15,842)	(198,207)

Net change in net assets	11,738	(17,255)	18,685	(35,881)	(223,364)	27,163	365,323

Net assets beginning of year	163	841,192	562,792	70,221	609,602	260,018	2,825,671

Net assets end of year	$11,901	$823,937	$581,477	$34,340	$386,238	$287,181	$3,190,994

Contract unit transactions
Units outstanding at beginning of year	9	52,603	27,785	3,259	29,561	13,356	152,617
Units issued	648	1,607	1,030	27	942	272	8,769
Units redeemed	(1)	(8,720)	(3,558)	(1,934)	(13,523)	(1,037)	(19,444)
Units outstanding at end of year	656	45,490	25,257	1,352	16,980	12,591	141,942

See notes to the financial statements.

58

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/S&P Managed Conservative Fund - Class A	JNL/S&P Managed Growth Fund - Class A	JNL/S&P Managed Moderate Fund - Class A	JNL/S&P Managed Moderate Growth Fund - Class A	JNL/S&P Mid 3 Fund - Class A	JNL/S&P Total Yield Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A(a)
Operations
Net investment income (loss)	$(14,901)	$(63,287)	$(8,517)	$(55,699)	$(2)	$615	$(94)
Net realized gain (loss) on investments	53,591	557,256	14,150	233,996	119	3,305	346
Net change in unrealized appreciation
(depreciation) on investments	16,123	258,623	46,221	318,942	(82)	5,378	1,692
Net change in net assets
from operations	54,813	752,592	51,854	497,239	35	9,298	1,944

Contract transactions
Purchase payments	—	118,567	—	—	—	—	—
Surrenders and terminations	(166,506)	(296,846)	(62,495)	(667,623)	—	(4,446)	(2,439)
Transfers between Investment Divisions	(335,874)	(1,408,499)	(1)	(34,845)	(2,708)	1,012	56,816
Contract owner charges	(3,393)	(1,395)	(484)	(956)	—	(34)	—
Net change in net assets
from contract transaction	(505,773)	(1,588,173)	(62,980)	(703,424)	(2,708)	(3,468)	54,377

Net change in net assets	(450,960)	(835,581)	(11,126)	(206,185)	(2,673)	5,830	56,321

Net assets beginning of year	1,203,251	4,903,940	569,423	3,692,375	2,673	98,841	—

Net assets end of year	$752,291	$4,068,359	$558,297	$3,486,190	$—	$104,671	$56,321

Contract unit transactions
Units outstanding at beginning of year	89,081	272,403	38,383	217,323	231	5,277
Units issued	310	13,514	—	569	—	1,395	4,120
Units redeemed	(36,480)	(96,418)	(4,020)	(38,348)	(231)	(1,563)	(176)
Units outstanding at end of year	52,911	189,499	34,363	179,544	—	5,109	3,944

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 24, 2017.

See notes to the financial statements.

59

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price Value Fund - Class A	JNL/The Boston Company Equity Income Fund - Class A(a)	JNL/Vanguard Capital Growth Fund - Class A(a)	JNL/Vanguard Equity Income Fund - Class A(a)
Operations
Net investment income (loss)	$(21,984)	$(47,450)	$217	$1,660	$(1)	$—	$—
Net realized gain (loss) on investments	184,686	330,099	(372)	91,897	—	—	—
Net change in unrealized appreciation
(depreciation) on investments	241,989	354,737	(1,140)	47,250	14	—	—
Net change in net assets
from operations	404,691	637,386	(1,295)	140,807	13	—	—

Contract transactions
Purchase payments	6,567	11,933	—	875	—	—	—
Surrenders and terminations	(151,169)	(200,684)	(45,270)	(299,367)	—	—	—
Transfers between Investment Divisions	113,171	(28,304)	36,513	(64,364)	213	—	—
Contract owner charges	(1,038)	(733)	(421)	(116)	—	—	—
Net change in net assets
from contract transaction	(32,469)	(217,788)	(9,178)	(362,972)	213	—	—

Net change in net assets	372,222	419,598	(10,473)	(222,165)	226	—	—

Net assets beginning of year	1,301,532	2,917,767	323,739	930,491	—	—	—

Net assets end of year	$1,673,754	$3,337,365	$313,266	$708,326	$226	$—	$—

Contract unit transactions
Units outstanding at beginning of year	56,320	71,547	31,764	41,114
Units issued	8,375	7,607	7,868	633	10	—	—
Units redeemed	(9,677)	(12,414)	(8,786)	(14,983)	—	—	—
Units outstanding at end of year	55,018	66,740	30,846	26,764	10	—	—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.

See notes to the financial statements.

60

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/Vanguard Global Bond Market Index Fund - Class A(a)	JNL/Vanguard Growth ETF Allocation Fund - Class A(a)	JNL/Vanguard International Fund - Class A(a)	JNL/Vanguard International Stock Market Index Fund - Class A(a)	JNL/Vanguard Moderate ETF Allocation Fund - Class A(a)	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A(a)	JNL/Vanguard Small Company Growth Fund - Class A(a)
Operations
Net investment income (loss)	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on investments	—	—	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	—	—	—	—
Net change in net assets
from operations	—	—	—	—	—	—	—

Contract transactions
Purchase payments	—	—	—	—	—	—	—
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	—	—	—	—	—	—	—
Contract owner charges	—	—	—	—	—	—	—
Net change in net assets
from contract transaction	—	—	—	—	—	—	—

Net change in net assets	—	—	—	—	—	—	—

Net assets beginning of year	—	—	—	—	—	—	—

Net assets end of year	$—	$—	$—	$—	$—	$—	$—

Contract unit transactions
Units outstanding at beginning of year
Units issued	—	—	—	—	—	—	—
Units redeemed	—	—	—	—	—	—	—
Units outstanding at end of year	—	—	—	—	—	—	—

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.

See notes to the financial statements.

61

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2017

	JNL/Vanguard U.S. Stock Market Index Fund - Class A(a)	JNL/WMC Balanced Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A	JNL/Invesco Mid Cap Value Fund - Class A
Operations
Net investment income (loss)	$(122)	$(4,278)	$(14,618)	$212	$(2,527)
Net realized gain (loss) on investments	2	146,246	—	15,551	49,058
Net change in unrealized appreciation
(depreciation) on investments	1,986	165,392	—	(697)	8,379
Net change in net assets
from operations	1,866	307,360	(14,618)	15,066	54,910

Contract transactions
Purchase payments	—	—	(5,761)	—	7,216
Surrenders and terminations	—	(154,960)	(363,349)	(25,790)	(79,431)
Transfers between Investment Divisions	50,001	133,125	(76,668)	9,295	(175,089)
Contract owner charges	—	(630)	(1,233)	(44)	(774)
Net change in net assets
from contract transaction	50,001	(22,465)	(447,011)	(16,539)	(248,078)

Net change in net assets	51,867	284,895	(461,629)	(1,473)	(193,168)

Net assets beginning of year	—	2,875,331	1,243,190	126,283	845,574

Net assets end of year	$51,867	$3,160,226	$781,561	$124,810	$652,406

Contract unit transactions
Units outstanding at beginning of year		142,921	117,881	5,443	31,610
Units issued	4,862	18,988	24,052	858	1,040
Units redeemed	—	(20,163)	(66,806)	(1,561)	(10,090)
Units outstanding at end of year	4,862	141,746	75,127	4,740	22,560

(a)	The mutual fund's shares, as applicable, became available for investment by the Investment Division on September 25, 2017.

See notes to the financial statements.

62

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL Aggressive Growth Allocation Fund - Class A
12/31/2018		—	—	0.00	12.647294	(11.81)		1.50
12/31/2017		—	—	0.00	14.340922	19.60		1.50
12/31/2016		—	—	0.00	11.990810	6.48		1.50
12/31/2015		—	—	0.00	11.261511	(4.08)		1.50
12/31/2014		—	—	0.00	11.740909	3.42		1.50
JNL Conservative Allocation Fund - Class A
12/31/2018		7	1	0.00	10.849279	(4.57)		1.50
12/31/2017	+	—	—	0.00	11.369295	0.96	‡	1.50
JNL Growth Allocation Fund - Class A
12/31/2018		137	10	0.00	13.423686	(10.43)		1.50
12/31/2017		153	10	0.00	14.987135	16.87		1.50
12/31/2016		131	10	0.00	12.823366	5.93		1.50
12/31/2015		124	10	2.38	12.105575	(3.46)		1.50
12/31/2014		128	10	1.77	12.539031	3.50		1.50
JNL Institutional Alt 25 Fund - Class A
12/31/2018		12	1	0.00	17.295936	(8.31)		1.50
12/31/2017		6	0	0.00	18.862935	12.64		1.50
12/31/2016		8	0	0.00	16.746950	4.46		1.50
12/31/2015		8	1	2.27	16.031726	(3.69)		1.50
12/31/2014		9	1	1.71	16.645946	0.69		1.50
JNL Institutional Alt 50 Fund - Class A
12/31/2018		21	1	0.00	16.930167	(7.60)		1.50
12/31/2017		29	2	0.00	18.321846	8.88		1.50
12/31/2016		14	1	0.00	16.827393	2.55		1.50
12/31/2015		32	2	2.29	16.408318	(3.51)		1.50
12/31/2014		34	2	1.50	17.005432	0.35		1.50
JNL iShares Tactical Growth Fund - Class A
12/31/2018	+	—	—	0.00	13.966691	(11.01)	‡	1.50
JNL iShares Tactical Moderate Fund - Class A
12/31/2018	+	—	—	0.00	11.657046	(6.58)	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL Conservative Allocation Fund - Class A - September 25, 2017; JNL iShares Tactical Growth Fund - Class A - August 13, 2018; JNL iShares Tactical Moderate Fund - Class A - August 13, 2018.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

63

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL iShares Tactical Moderate Growth Fund - Class A
12/31/2018	+	—	—	0.00	12.983499	(8.68)	‡	1.50
JNL Moderate Allocation Fund - Class A
12/31/2018		—	—	0.00	13.103805	(6.36)		1.50
12/31/2017	+	—	—	0.00	13.994139	1.85	‡	1.50
JNL Moderate Growth Allocation Fund - Class A
12/31/2018		9	1	0.00	13.723623	(8.03)		1.50
12/31/2017		10	1	0.00	14.922611	12.84		1.50
12/31/2016		9	1	0.00	13.225044	5.66		1.50
12/31/2015		8	1	5.91	12.516039	(3.27)		1.50
12/31/2014		—	—	0.00	12.939132	3.78		1.50
JNL Multi-Manager Mid Cap Fund - Class A
12/31/2018		9	1	0.00	11.284666	(7.11)		1.50
12/31/2017		10	1	0.09	12.148580	14.33		1.50
12/31/2016	+	3	0	0.00	10.625613	6.26	‡	1.50
JNL Multi-Manager Small Cap Growth Fund - Class A
12/31/2018		187	7	0.00	27.058462	(3.52)		1.50
12/31/2017		200	7	0.00	28.045109	25.35		1.50
12/31/2016		136	6	0.00	22.373840	4.18		1.50
12/31/2015		136	6	0.00	21.477105	(6.09)		1.50
12/31/2014		206	9	0.00	22.870969	1.27		1.50
JNL Multi-Manager Small Cap Value Fund - Class A
12/31/2018		67	4	0.30	17.306147	(16.05)		1.50
12/31/2017		80	4	0.65	20.614715	9.41		1.50
12/31/2016		188	10	0.60	18.841141	21.94		1.50
12/31/2015		181	12	0.30	15.450957	(10.79)		1.50
12/31/2014		410	24	0.39	17.319261	(1.34)		1.50
JNL/American Funds Balanced Fund - Class A
12/31/2018		307	19	0.62	16.075268	(6.31)		1.50
12/31/2017		343	20	1.36	17.157749	14.98		1.50
12/31/2016		475	32	0.01	14.922773	4.16		1.50
12/31/2015		658	46	0.73	14.326408	(2.99)		1.50
12/31/2014		704	48	0.91	14.767359	(0.95)		1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL iShares Tactical Moderate Growth Fund - Class A - August 13, 2018; JNL Moderate Allocation Fund - Class A - September 25, 2017; JNL Multi-Manager Mid Cap Fund - Class A - September 19, 2016.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

64

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/American Funds Blue Chip Income and Growth Fund - Class A
12/31/2018		120	6	0.00	18.895035	(10.36)		1.50
12/31/2017		151	7	0.00	21.078481	14.87		1.50
12/31/2016		138	8	0.00	18.349255	16.58		1.50
12/31/2015		127	8	2.37	15.739157	(4.76)		1.50
12/31/2014		134	8	1.17	16.525117	13.28		1.50
JNL/American Funds Capital Income Builder Fund - Class A
12/31/2018	+	—	—	0.00	9.356017	(5.97)	‡	1.50
JNL/American Funds Global Bond Fund - Class A
12/31/2018		4	0	0.61	10.212720	(3.08)		1.50
12/31/2017		4	0	0.27	10.537327	4.97		1.50
12/31/2016		20	2	0.00	10.038041	0.80		1.50
12/31/2015		11	1	0.96	9.957949	(5.66)		1.50
12/31/2014		25	2	0.01	10.555655	(0.33)		1.50
JNL/American Funds Global Growth Fund - Class A
12/31/2018	+	—	—	0.00	13.199443	(13.68)	‡	1.50
JNL/American Funds Global Small Capitalization Fund - Class A
12/31/2018		96	7	0.10	13.795796	(12.11)		1.50
12/31/2017		124	8	0.25	15.696471	23.66		1.50
12/31/2016		54	4	0.00	12.693260	0.25		1.50
12/31/2015		86	7	0.00	12.661750	(1.53)		1.50
12/31/2014		110	9	0.21	12.859027	0.29		1.50
JNL/American Funds Growth Allocation Fund - Class A
12/31/2018		205	14	0.00	14.622703	(6.81)		1.50
12/31/2017		75	5	0.00	15.690440	18.81		1.50
12/31/2016		65	5	0.00	13.205799	5.86		1.50
12/31/2015		38	3	0.97	12.474235	(1.13)		1.50
12/31/2014		36	3	0.71	12.616237	2.52		1.50
JNL/American Funds Growth Fund - Class A
12/31/2018	+	15	1	0.00	19.853335	(12.32)	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/American Funds Capital Income Builder Fund - Class A - August 13, 2018; JNL/American Funds Global Growth Fund - Class A - August 13, 2018; JNL/American Funds Growth Fund - Class A - August 13, 2018.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

65

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/American Funds Growth-Income Fund - Class A
12/31/2018		202	10	0.00	20.544161	(3.62)		1.50
12/31/2017		210	10	0.00	21.316648	20.07		1.50
12/31/2016		198	11	0.00	17.754192	9.43		1.50
12/31/2015		201	12	0.71	16.223539	(0.49)		1.50
12/31/2014		77	5	0.21	16.303165	8.55		1.50
JNL/American Funds International Fund - Class A
12/31/2018		218	17	0.73	12.558644	(14.83)		1.50
12/31/2017		309	21	0.66	14.744773	29.68		1.50
12/31/2016		237	21	0.00	11.370154	1.57		1.50
12/31/2015		270	24	0.75	11.194705	(6.26)		1.50
12/31/2014		195	16	0.69	11.942213	(4.48)		1.50
JNL/American Funds Moderate Growth Allocation Fund - Class A
12/31/2018		263	20	0.00	13.408273	(6.00)		1.50
12/31/2017		281	20	0.00	14.263426	13.98		1.50
12/31/2016		270	22	0.00	12.514228	5.75		1.50
12/31/2015		227	19	2.11	11.834268	(1.63)		1.50
12/31/2014		19	2	0.84	12.030850	2.71		1.50
JNL/American Funds New World Fund - Class A
12/31/2018		207	18	0.51	11.398545	(15.70)		1.50
12/31/2017		249	18	0.31	13.520639	26.98		1.50
12/31/2016		208	20	0.00	10.647891	3.36		1.50
12/31/2015		199	19	0.79	10.301730	(5.01)		1.50
12/31/2014		156	14	0.90	10.844539	(9.58)		1.50
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A
12/31/2018		13	1	0.43	14.164571	(14.66)		1.50
12/31/2017		17	1	0.65	16.597366	21.16		1.50
12/31/2016		22	2	0.25	13.699197	6.33		1.50
12/31/2015		43	3	0.00	12.883751	(3.19)		1.50
12/31/2014		62	5	0.05	13.307967	12.23		1.50
JNL/AQR Managed Futures Strategy Fund - Class A
12/31/2018		—	—	0.00	8.742367	(10.68)		1.50
12/31/2017		—	—	0.00	9.787302	(2.76)		1.50
12/31/2016		7	1	4.09	10.065313	(9.92)		1.50
12/31/2015	+	8	1	11.23	11.173660	(7.24)	‡	1.50
JNL/BlackRock Global Allocation Fund - Class A
12/31/2018		129	11	0.63	12.109281	(9.00)		1.50
12/31/2017		165	12	1.63	13.307344	12.14		1.50
12/31/2016		141	12	0.31	11.866339	2.42		1.50
12/31/2015		302	26	2.04	11.585505	(2.81)		1.50
12/31/2014		302	25	0.68	11.920931	0.34		1.50

+		The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/AQR Managed Futures Strategy Fund - Class A - April 27, 2015.
*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

66

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/BlackRock Global Natural Resources Fund - Class A
12/31/2018		83	12	1.81	6.780609	(18.51)		1.50
12/31/2017		114	14	0.96	8.320303	(4.34)		1.50
12/31/2016		139	16	0.78	8.698068	24.65		1.50
12/31/2015		109	16	0.45	6.978260	(24.88)		1.50
12/31/2014		155	17	0.00	9.289680	(15.52)		1.50
JNL/BlackRock Large Cap Select Growth Fund - Class A
12/31/2018		1,652	57	0.00	29.091667	0.36		1.50
12/31/2017		2,562	88	0.00	28.987412	31.64		1.50
12/31/2016		2,098	95	0.00	22.020817	(1.04)		1.50
12/31/2015		1,885	85	0.00	22.253105	4.65		1.50
12/31/2014		2,011	95	0.00	21.264085	7.26		1.50
JNL/Boston Partners Global Long Short Equity Fund - Class A
12/31/2018	+	—	—	0.00	9.733957	(6.75)	‡	1.50
JNL/Causeway International Value Select Fund - Class A
12/31/2018		324	27	1.58	12.014992	(18.75)		1.50
12/31/2017		398	27	1.06	14.786839	26.56		1.50
12/31/2016		333	29	1.19	11.683691	(1.48)		1.50
12/31/2015		355	30	3.08	11.859002	(4.99)		1.50
12/31/2014		419	34	1.73	12.481550	(11.87)		1.50
JNL/ClearBridge Large Cap Growth Fund - Class A
12/31/2018		8	1	0.00	10.626284	(1.68)		1.50
12/31/2017	+	—	—	0.00	10.807720	8.08	‡	1.50
JNL/Crescent High Income Fund - Class A
12/31/2018		—	—	0.00	10.391804	(3.56)		1.50
12/31/2017		—	—	0.00	10.774930	3.18		1.50
12/31/2016	+	—	—	0.00	10.442880	4.43	‡	1.50
JNL/DFA Growth Allocation Fund - Class A
12/31/2018		—	—	0.00	9.777601	(11.99)		1.50
12/31/2017	+	—	—	0.00	11.109095	9.99	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/Boston Partners Global Long Short Equity Fund - Class A - August 13, 2018; JNL/ClearBridge Large Cap Growth Fund - Class A - September 25, 2017; JNL/Crescent High Income Fund - Class A - April 25, 2016; JNL/DFA Growth Allocation Fund - Class A - April 24, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

67

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/DFA Moderate Growth Allocation Fund - Class A
12/31/2018		—	—	0.00	9.855848	(9.31)		1.50
12/31/2017	+	—	—	0.00	10.867069	7.81	‡	1.50
JNL/DFA U.S. Core Equity Fund - Class A
12/31/2018		324	17	0.87	19.239925	(9.13)		1.50
12/31/2017		448	21	0.88	21.174138	18.44		1.50
12/31/2016		396	22	0.95	17.877360	12.32		1.50
12/31/2015		506	32	0.69	15.915805	(3.55)		1.50
12/31/2014		759	46	0.50	16.502440	8.19		1.50
JNL/DFA U.S. Small Cap Fund - Class A
12/31/2018	+	—	—	0.00	15.461763	(19.84)	‡	1.50
JNL/DoubleLine Core Fixed Income Fund - Class A
12/31/2018		2,196	109	1.00	20.183154	(1.94)		1.50
12/31/2017		2,453	119	0.35	20.581829	3.83		1.50
12/31/2016		2,565	129	0.39	19.823167	1.20		1.50
12/31/2015		2,625	134	2.69	19.588323	(1.09)		1.50
12/31/2014		3,192	161	2.79	19.804122	2.43		1.50
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
12/31/2018	+	—	—	0.00	10.507908	(0.50)	‡	1.50
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
12/31/2018		22	1	1.47	14.437434	(5.94)		1.50
12/31/2017	+	8	1	0.00	15.348891	11.10	‡	1.50
JNL/DoubleLine Total Return Fund - Class A
12/31/2018		139	13	3.19	11.148631	0.28		1.50
12/31/2017		156	14	3.06	11.117577	2.52		1.50
12/31/2016		119	11	1.71	10.844782	0.54		1.50
12/31/2015	+	—	—	0.00	10.786915	(0.85)	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/DFA Moderate Growth Allocation Fund - Class A - April 24, 2017; JNL/DFA U.S. Small Cap Fund - Class A - August 13, 2018; JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A - August 13, 2018; JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A - April 24, 2017; JNL/DoubleLine Total Return Fund - Class A - September 28, 2015.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

68

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A
12/31/2018	+	—	—	0.00	9.666233	(4.97)	‡	1.50
JNL/Epoch Global Shareholder Yield Fund - Class A
12/31/2018	+	—	—	0.00	13.617564	(7.11)	‡	1.50
JNL/FAMCO Flex Core Covered Call Fund - Class A
12/31/2018		9	1	1.13	12.967923	(11.63)		1.50
12/31/2017	+	—	—	0.00	14.674043	4.02	‡	1.50
JNL/First State Global Infrastructure Fund - Class A
12/31/2018		136	10	3.15	13.824524	(7.80)		1.50
12/31/2017		158	11	1.76	14.993909	8.27		1.50
12/31/2016		160	12	2.58	13.848287	10.91		1.50
12/31/2015		136	11	1.75	12.485865	(19.76)		1.50
12/31/2014		201	13	0.54	15.560779	5.75		1.50
JNL/FPA + DoubleLine Flexible Allocation Fund - Class A
12/31/2018		170	14	1.49	12.213678	(10.18)		1.50
12/31/2017		192	14	0.91	13.597841	9.41		1.50
12/31/2016		192	15	0.88	12.428403	2.13		1.50
12/31/2015		391	32	0.64	12.169106	(10.50)		1.50
12/31/2014		507	37	0.95	13.597379	(5.46)		1.50
JNL/Franklin Templeton Founding Strategy Fund - Class A
12/31/2018		395	33	0.00	12.129153	(10.80)		1.50
12/31/2017		445	33	0.00	13.598366	10.10		1.50
12/31/2016		437	35	0.00	12.350857	11.75		1.50
12/31/2015		410	37	1.50	11.052637	(7.58)		1.50
12/31/2014		484	40	1.71	11.959704	1.14		1.50
JNL/Franklin Templeton Global Fund - Class A
12/31/2018		318	30	1.90	10.577433	(16.08)		1.50
12/31/2017		382	30	1.66	12.604642	15.82		1.50
12/31/2016		331	30	2.13	10.883088	8.94		1.50
12/31/2015		288	29	1.90	9.989829	(7.82)		1.50
12/31/2014		259	24	0.76	10.837498	(3.82)		1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A - August 13, 2018; JNL/Epoch Global Shareholder Yield Fund - Class A - August 13, 2018; JNL/FAMCO Flex Core Covered Call Fund - Class A - September 25, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

69

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/Franklin Templeton Global Multisector Bond Fund - Class A
12/31/2018		131	11	0.00	11.417582	(0.76)		1.50
12/31/2017		134	12	0.00	11.505304	2.03		1.50
12/31/2016		153	14	0.03	11.276001	2.27		1.50
12/31/2015		154	14	7.48	11.025214	(5.57)		1.50
12/31/2014		271	23	3.07	11.676131	(1.93)		1.50
JNL/Franklin Templeton Income Fund - Class A
12/31/2018		609	42	4.52	14.639273	(5.74)		1.50
12/31/2017		654	42	3.63	15.531113	8.30		1.50
12/31/2016		612	43	4.76	14.341017	12.42		1.50
12/31/2015		614	48	3.80	12.756322	(8.74)		1.50
12/31/2014		908	65	2.93	13.978179	1.65		1.50
JNL/Franklin Templeton International Small Cap Fund - Class A
12/31/2018		43	4	2.21	10.083974	(20.98)		1.50
12/31/2017		59	5	1.07	12.761514	30.32		1.50
12/31/2016		47	5	1.14	9.792357	(2.64)		1.50
12/31/2015		107	11	1.00	10.057781	2.26		1.50
12/31/2014		81	8	0.77	9.835303	(10.77)		1.50
JNL/Franklin Templeton Mutual Shares Fund - Class A
12/31/2018		422	34	1.16	12.385289	(10.39)		1.50
12/31/2017		491	36	3.00	13.820879	6.50		1.50
12/31/2016		461	36	2.50	12.976971	13.96		1.50
12/31/2015		442	39	3.38	11.387065	(6.08)		1.50
12/31/2014		505	42	0.78	12.124793	5.70		1.50
JNL/Goldman Sachs Core Plus Bond Fund - Class A
12/31/2018		468	25	2.49	18.649008	(3.06)		1.50
12/31/2017		597	31	2.09	19.238325	1.49		1.50
12/31/2016		746	39	2.44	18.955366	0.58		1.50
12/31/2015		733	39	1.90	18.846076	(1.11)		1.50
12/31/2014		912	48	2.28	19.057039	3.83		1.50
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A
12/31/2018		29	2	0.23	11.962681	(9.83)		1.50
12/31/2017		33	2	0.00	13.266804	13.39		1.50
12/31/2016		41	4	0.00	11.700109	7.43		1.50
12/31/2015		49	4	0.00	10.890693	(13.64)		1.50
12/31/2014		56	4	1.75	12.610512	(6.36)		1.50
JNL/GQG Emerging Markets Equity Fund - Class A
12/31/2018	+	—	—	0.00	8.771860	(7.31)	‡	1.50

+		The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/GQG Emerging Markets Equity Fund - Class A - August 13, 2018.
*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

70

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/Harris Oakmark Global Equity Fund - Class A
12/31/2018		151	18	0.67	8.269941	(22.40)		1.50
12/31/2017	+	195	18	0.00	10.656961	1.70	‡	1.50
JNL/Heitman U.S. Focused Real Estate Fund - Class A
12/31/2018	+	—	—	0.00	9.336128	(6.64)	‡	1.50
JNL/Invesco China-India Fund - Class A
12/31/2018		57	5	0.39	11.178564	(18.36)		1.50
12/31/2017		80	6	0.28	13.691893	50.06		1.50
12/31/2016		72	8	1.11	9.124147	(4.83)		1.50
12/31/2015		45	5	0.87	9.587616	(6.45)		1.50
12/31/2014		51	5	1.17	10.248375	9.74		1.50
JNL/Invesco Diversified Dividend Fund - Class A
12/31/2018		—	—	0.00	9.399797	(8.65)		1.50
12/31/2017	+	—	—	0.00	10.289748	2.90	‡	1.50
JNL/Invesco Global Real Estate Fund - Class A
12/31/2018		152	10	3.79	15.697272	(7.78)		1.50
12/31/2017		178	10	2.93	17.021298	8.56		1.50
12/31/2016		225	14	1.86	15.679840	0.90		1.50
12/31/2015		279	18	2.38	15.539513	(2.44)		1.50
12/31/2014		384	24	1.25	15.927832	13.32		1.50
JNL/Invesco International Growth Fund - Class A
12/31/2018		304	22	1.86	13.916117	(16.35)		1.50
12/31/2017		432	26	1.46	16.636100	21.37		1.50
12/31/2016		385	28	1.63	13.707209	(2.66)		1.50
12/31/2015		455	32	1.71	14.081837	(3.49)		1.50
12/31/2014		513	35	1.04	14.590326	(1.26)		1.50
JNL/Invesco Small Cap Growth Fund - Class A
12/31/2018		337	12	0.00	28.818369	(10.47)		1.50
12/31/2017		459	14	0.00	32.190041	23.11		1.50
12/31/2016		373	14	0.00	26.147508	9.85		1.50
12/31/2015		346	15	0.00	23.802493	(3.26)		1.50
12/31/2014		380	15	0.00	24.603691	6.38		1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/Harris Oakmark Global Equity Fund - Class A - September 25, 2017; JNL/Heitman U.S. Focused Real Estate Fund - Class A - August 13, 2018; JNL/Invesco Diversified Dividend Fund - Class A - September 25, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

71

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/JPMorgan Hedged Equity Fund - Class A
12/31/2018	+	—	—	0.00	9.548470	(4.52)	‡	1.50
JNL/JPMorgan MidCap Growth Fund - Class A
12/31/2018		206	8	0.00	26.458662	(6.42)		1.50
12/31/2017		244	9	0.00	28.273096	27.48		1.50
12/31/2016		399	18	0.00	22.178452	(0.98)		1.50
12/31/2015		504	22	0.00	22.397062	1.48		1.50
12/31/2014		494	22	0.00	22.071078	9.54		1.50
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
12/31/2018		82	6	3.19	13.579613	(1.05)		1.50
12/31/2017		86	6	2.37	13.724304	0.99		1.50
12/31/2016		106	8	1.52	13.590415	(0.06)		1.50
12/31/2015		148	11	2.04	13.598587	(1.04)		1.50
12/31/2014		163	12	3.13	13.741336	3.83		1.50
JNL/Lazard Emerging Markets Fund - Class A
12/31/2018		39	3	1.55	12.017157	(19.57)		1.50
12/31/2017		50	3	1.23	14.941115	26.69		1.50
12/31/2016		53	4	2.12	11.793489	17.51		1.50
12/31/2015		56	6	3.02	10.036228	(19.90)		1.50
12/31/2014		73	6	1.54	12.529535	(6.67)		1.50
JNL/Lazard International Strategic Equity Fund - Class A
12/31/2018	+	—	—	0.00	11.985808	(10.50)	‡	1.50
JNL/MC 10 x 10 Fund - Class A
12/31/2018		14	1	0.00	14.026747	(10.19)		1.50
12/31/2017		19	1	0.00	15.617540	14.49		1.50
12/31/2016		24	2	0.00	13.640565	10.39		1.50
12/31/2015		37	3	1.37	12.356860	(3.72)		1.50
12/31/2014		73	6	1.62	12.834292	6.65		1.50
JNL/MC Bond Index Fund - Class A
12/31/2018		187	14	2.09	12.924630	(2.06)		1.50
12/31/2017		202	15	1.72	13.196776	1.49		1.50
12/31/2016		291	22	0.75	13.003232	0.40		1.50
12/31/2015		345	27	1.89	12.950823	(1.61)		1.50
12/31/2014		366	28	2.93	13.162870	4.04		1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/JPMorgan Hedged Equity Fund - Class A - August 13, 2018; JNL/Lazard International Strategic Equity Fund - Class A - August 13, 2018.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

72

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/MC Consumer Discretionary Sector Fund - Class A
12/31/2018		122	4	0.68	28.592104	(2.70)		1.50
12/31/2017		113	4	1.43	29.386434	20.29		1.50
12/31/2016		41	2	0.25	24.429989	4.58		1.50
12/31/2015		248	11	0.49	23.360134	4.32		1.50
12/31/2014		64	3	0.35	22.392943	9.16		1.50
JNL/MC Consumer Staples Sector Fund - Class A
12/31/2018		7	1	0.00	9.478299	(10.32)		1.50
12/31/2017	+	—	—	0.00	10.568659	5.69	‡	1.50
JNL/MC DowSM Index Fund - Class A
12/31/2018		19	1	0.00	19.813646	(5.45)		1.50
12/31/2017	+	—	—	0.00	20.955032	20.65	‡	1.50
JNL/MC Emerging Markets Index Fund - Class A
12/31/2018		31	3	3.09	9.504869	(16.51)		1.50
12/31/2017		47	4	0.89	11.384290	34.09		1.50
12/31/2016		26	3	2.09	8.490007	8.46		1.50
12/31/2015		19	2	0.90	7.828110	(16.56)		1.50
12/31/2014		54	6	0.69	9.381164	(5.12)		1.50
JNL/MC Energy Sector Fund - Class A
12/31/2018		385	19	2.75	20.348815	(21.62)		1.50
12/31/2017		589	23	2.14	25.962818	(4.38)		1.50
12/31/2016		692	25	1.95	27.151914	25.33		1.50
12/31/2015		544	25	1.43	21.665164	(24.40)		1.50
12/31/2014		702	24	1.10	28.657797	(11.69)		1.50
JNL/MC European 30 Fund - Class A
12/31/2018		—	—	0.00	13.732661	(16.07)		1.50
12/31/2017		—	—	0.00	16.362313	21.90		1.50
12/31/2016		8	1	1.11	13.422755	(3.29)		1.50
12/31/2015		45	3	1.52	13.879811	(3.41)		1.50
12/31/2014		46	3	2.12	14.369383	(4.84)		1.50
JNL/MC Financial Sector Fund - Class A
12/31/2018		43	3	0.66	13.391883	(15.16)		1.50
12/31/2017		121	8	0.94	15.784634	17.55		1.50
12/31/2016		81	6	1.65	13.428169	22.26		1.50
12/31/2015		70	6	1.12	10.983497	(2.59)		1.50
12/31/2014		46	4	0.82	11.275968	11.38		1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/MC Consumer Staples Sector Fund - Class A - September 25, 2017; JNL/MC DowSM Index Fund - Class A - December 29, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

73

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/MC Healthcare Sector Fund - Class A
12/31/2018		235	8	0.96	30.643440	3.38		1.50
12/31/2017		293	10	0.87	29.641247	20.81		1.50
12/31/2016		276	11	1.65	24.534927	(5.25)		1.50
12/31/2015		433	17	0.40	25.894307	4.99		1.50
12/31/2014		331	13	0.54	24.663844	23.27		1.50
JNL/MC Index 5 Fund - Class A
12/31/2018		71	5	—	14.540692	(9.18)		1.50
12/31/2017		79	5	—	16.010052	13.59		1.50
12/31/2016		103	7	—	14.094863	10.25		1.50
12/31/2015		96	8	1.74	12.784037	(2.93)		1.50
12/31/2014		103	8	1.43	13.170549	3.73		1.50
JNL/MC Industrials Sector Fund - Class A
12/31/2018		—	—	—	8.958332	(15.71)		1.50
12/31/2017	+	—	—	—	10.628428	6.28	‡	1.50
JNL/MC Information Technology Sector Fund - Class A
12/31/2018		280	10	0.40	29.298619	(2.24)		1.50
12/31/2017		302	10	0.61	29.970778	34.29		1.50
12/31/2016		179	8	0.65	22.318075	11.61		1.50
12/31/2015		205	10	0.55	19.995835	2.85		1.50
12/31/2014		198	10	0.61	19.441070	18.82		1.50
JNL/MC International Index Fund - Class A
12/31/2018		198	13	3.07	14.888240	(15.20)		1.50
12/31/2017		278	16	2.90	17.557312	23.18		1.50
12/31/2016		278	19	0.25	14.253795	(0.69)		1.50
12/31/2015		369	26	2.17	14.353435	(2.56)		1.50
12/31/2014		360	24	3.06	14.730315	(7.48)		1.50
JNL/MC JNL 5 Fund - Class A
12/31/2018		1,540	80	2.16	19.325512	(11.08)		1.50
12/31/2017		2,194	101	2.08	21.734231	15.20		1.50
12/31/2016		2,135	113	2.46	18.867130	10.51		1.50
12/31/2015		2,936	172	2.61	17.072237	(4.46)		1.50
12/31/2014		3,144	176	1.70	17.869105	9.67		1.50
JNL/MC Materials Sector Fund - Class A
12/31/2018		—	—	—	8.526558	(19.85)		1.50
12/31/2017	+	—	—	—	10.638380	6.38	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/MC Industrials Sector Fund - Class A - September 25, 2017; JNL/MC Materials Sector Fund - Class A - September 25, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

74

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/MC MSCI KLD 400 Social Index Fund - Class A
12/31/2018		—	—	—	10.542392	(5.74)		1.50
12/31/2017	+	—	—	—	11.183989	11.84	‡	1.50
JNL/MC MSCI World Index Fund - Class A
12/31/2018		—	—	—	19.416088	(10.20)		1.50
12/31/2017	+	—	—	—	21.621719	14.50	‡	1.50
JNL/MC Nasdaq 100 Index Fund - Class A
12/31/2018		169	7	0.19	23.566194	(2.13)		1.50
12/31/2017		243	10	0.26	24.078067	30.13		1.50
12/31/2016		128	7	1.86	18.503008	6.33		1.50
12/31/2015		50	3	0.36	17.400917	(0.08)		1.50
12/31/2014		121	7	0.22	17.414218	16.67		1.50
JNL/MC Pacific Rim 30 Fund - Class A
12/31/2018		55	3	4.39	18.010834	(15.15)		1.50
12/31/2017		75	4	3.06	21.227543	21.41		1.50
12/31/2016		72	4	2.16	17.484233	7.98		1.50
12/31/2015		53	3	1.92	16.192624	3.41		1.50
12/31/2014		46	3	3.83	15.659359	1.67		1.50
JNL/MC Real Estate Sector Fund - Class A
12/31/2018		—	—	—	9.507755	(6.70)		1.50
12/31/2017	+	—	—	—	10.190138	1.90	‡	1.50
JNL/MC S&P 1500 Growth Index Fund - Class A
12/31/2018		10	1	—	10.400610	(2.78)		1.50
12/31/2017	+	51	5	—	10.698152	6.98	‡	1.50
JNL/MC S&P 1500 Value Index Fund - Class A
12/31/2018		2	0	—	9.448964	(11.35)		1.50
12/31/2017	+	52	5	—	10.658308	6.58	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/MC MSCI KLD 400 Social Index Fund - Class A - April 24, 2017; JNL/MC MSCI World Index Fund - Class A - September 25, 2017; JNL/MC Real Estate Sector Fund - Class A - September 25, 2017; JNL/MC S&P 1500 Growth Index Fund - Class A - September 25, 2017; JNL/MC S&P 1500 Value Index Fund - Class A - September 25, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

75

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/MC S&P 400 MidCap Index Fund - Class A
12/31/2018		277	11	0.76	26.099401	(12.92)		1.50
12/31/2017		409	14	0.86	29.972468	13.95		1.50
12/31/2016		375	14	0.16	26.303022	18.34		1.50
12/31/2015		272	12	0.79	22.226673	(4.13)		1.50
12/31/2014		311	13	0.81	23.185305	7.61		1.50
JNL/MC S&P 500 Index Fund - Class A
12/31/2018		1,469	65	0.92	22.615320	(6.30)		1.50
12/31/2017		2,888	120	1.29	24.136145	19.36		1.50
12/31/2016		1,654	82	0.11	20.220560	9.71		1.50
12/31/2015		1,943	105	1.50	18.430144	(0.63)		1.50
12/31/2014		1,982	107	1.24	18.546741	11.39		1.50
JNL/MC S&P SMid 60 Fund - Class A
12/31/2018		202	14	1.90	14.604828	(24.11)		1.50
12/31/2017		255	13	0.65	19.244845	(3.67)		1.50
12/31/2016		384	19	0.87	19.977228	32.40		1.50
12/31/2015		202	13	2.52	15.088146	(6.47)		1.50
12/31/2014		233	14	0.65	16.131483	1.96		1.50
JNL/MC Small Cap Index Fund - Class A
12/31/2018		701	30	0.80	23.286280	(10.28)		1.50
12/31/2017		906	35	0.83	25.955718	11.16		1.50
12/31/2016		842	36	0.47	23.350505	24.00		1.50
12/31/2015		775	41	0.56	18.831135	(5.98)		1.50
12/31/2014		922	46	0.87	20.028817	3.09		1.50
JNL/MC Telecommunications Sector Fund - Class A
12/31/2018		8	0	—	24.608591	(7.22)		1.50
12/31/2017		—	—	—	26.522913	2.00		1.50
12/31/2016		2	0	2.14	26.003718	21.71		1.50
12/31/2015		4	0	3.28	21.364895	1.20		1.50
12/31/2014		6	0	2.73	21.111698	3.95		1.50
JNL/MC Utilities Sector Fund - Class A
12/31/2018	+	—	—	—	14.244266	0.30	‡	1.50
JNL/MFS Mid Cap Value Fund - Class A
12/31/2018		566	30	0.99	18.566232	(13.00)		1.50
12/31/2017		92	4	1.46	21.339804	11.34		1.50
12/31/2016		177	9	—	19.165649	11.90		1.50
12/31/2015		168	10	0.49	17.127833	(10.31)		1.50
12/31/2014		196	10	0.76	19.097360	11.45		1.50

+		The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/MC Utilities Sector Fund - Class A - August 13, 2018.
*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

76

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/Morningstar Wide Moat Index Fund - Class A
12/31/2018	+	10	1	—	9.226764	(7.73)	‡	1.50
JNL/Neuberger Berman Currency Fund - Class A
12/31/2018	+	—	—	—	9.713855	(0.37)	‡	1.50
JNL/Neuberger Berman Strategic Income Fund - Class A
12/31/2018		457	42	2.92	10.878365	(3.99)		1.50
12/31/2017		238	21	2.78	11.331003	5.19		1.50
12/31/2016		235	22	3.09	10.772418	4.34		1.50
12/31/2015		239	23	1.34	10.324242	(2.71)		1.50
12/31/2014		236	22	2.47	10.611538	3.33		1.50
JNL/Nicholas Convertible Arbitrage Fund - Class A
12/31/2018	+	—	—	—	10.007547	(1.23)	‡	1.50
JNL/Oppenheimer Global Growth Fund - Class A
12/31/2018		1,394	62	0.61	22.411077	(14.51)		1.50
12/31/2017		1,858	71	0.76	26.214713	34.13		1.50
12/31/2016		1,530	78	0.75	19.544389	(1.39)		1.50
12/31/2015		501	25	0.77	19.818965	2.25		1.50
12/31/2014		543	28	0.51	19.381993	0.39		1.50
JNL/PIMCO Income Fund - Class A
12/31/2018		—	—	—	9.869296	(1.61)		1.50
12/31/2017	+	—	—	—	10.030766	0.31	‡	1.50
JNL/PIMCO Investment Grade Corporate Bond Fund - Class A
12/31/2018		11	1	2.96	11.800085	(4.02)		1.50
12/31/2017		12	1	1.33	12.293710	5.38		1.50
12/31/2016		8	1	1.51	11.665558	4.76		1.50
12/31/2015	+	—	—	—	11.135925	(0.97)	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/Morningstar Wide Moat Index Fund - Class A - August 13, 2018; JNL/Neuberger Berman Currency Fund - Class A - August 13, 2018; JNL/Nicholas Convertible Arbitrage Fund - Class A - August 13, 2018; JNL/PIMCO Income Fund - Class A - September 25, 2017; JNL/PIMCO Investment Grade Corporate Bond Fund - Class A - September 28, 2015.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

77

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/PIMCO Real Return Fund - Class A
12/31/2018		361	27	0.69	13.162260	(3.69)		1.50
12/31/2017		374	27	—	13.667032	1.58		1.50
12/31/2016		385	29	5.69	13.454732	3.61		1.50
12/31/2015		404	31	3.28	12.986236	(4.55)		1.50
12/31/2014		541	40	0.66	13.604905	1.75		1.50
JNL/PPM America Floating Rate Income Fund - Class A
12/31/2018		125	11	2.56	11.133295	(2.50)		1.50
12/31/2017		151	13	3.10	11.419166	1.40		1.50
12/31/2016		149	13	4.38	11.262026	7.79		1.50
12/31/2015		135	13	3.31	10.447786	(2.75)		1.50
12/31/2014		274	25	2.24	10.743157	(1.28)		1.50
JNL/PPM America High Yield Bond Fund - Class A
12/31/2018		619	31	5.70	19.982333	(6.72)		1.50
12/31/2017		832	39	6.13	21.421971	5.89		1.50
12/31/2016		979	48	0.16	20.229782	15.29		1.50
12/31/2015		908	52	5.44	17.546473	(8.27)		1.50
12/31/2014		1,211	63	5.28	19.128955	(1.36)		1.50
JNL/PPM America Long Short Credit Fund - Class A
12/31/2018	+	—	—	—	9.951990	(4.04)	‡	1.50
JNL/PPM America Mid Cap Value Fund - Class A
12/31/2018		8	0	0.50	16.370180	(21.29)		1.50
12/31/2017		21	1	0.62	20.799176	10.70		1.50
12/31/2016		18	1	0.51	18.788972	25.52		1.50
12/31/2015		12	1	0.80	14.968885	(9.43)		1.50
12/31/2014		11	1	0.16	16.527611	8.81		1.50
JNL/PPM America Small Cap Value Fund - Class A
12/31/2018		451	26	0.66	17.343870	(21.37)		1.50
12/31/2017		576	26	0.38	22.056878	15.43		1.50
12/31/2016		501	26	0.05	19.109064	28.61		1.50
12/31/2015		392	26	0.47	14.857574	(4.93)		1.50
12/31/2014		150	10	0.25	15.627708	4.27		1.50
JNL/PPM America Total Return Fund - Class A
12/31/2018		3	0	0.75	17.651421	(2.71)		1.50
12/31/2017		12	1	0.53	18.143601	2.59		1.50
12/31/2016	+	—	—	3.26	17.685427	3.74	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/PPM America Long Short Credit Fund - Class A - August 13, 2018; JNL/PPM America Total Return Fund - Class A - April 25, 2016.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

78

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/PPM America Value Equity Fund - Class A
12/31/2018		632	41	1.59	15.323302	(15.40)		1.50
12/31/2017		824	45	1.34	18.113250	13.27		1.50
12/31/2016		841	53	1.88	15.991912	19.81		1.50
12/31/2015		815	61	—	13.347387	(10.06)		1.50
12/31/2014		993	67	4.28	14.840236	10.82		1.50
JNL/S&P 4 Fund - Class A
12/31/2018		472	22	—	21.255895	(7.67)		1.50
12/31/2017		581	25	—	23.022786	13.66		1.50
12/31/2016		563	28	—	20.255324	8.65		1.50
12/31/2015		727	39	5.33	18.642855	(6.46)		1.50
12/31/2014		563	28	2.82	19.929972	12.70		1.50
JNL/S&P Competitive Advantage Fund - Class A
12/31/2018		21	1	0.63	24.342911	(4.15)		1.50
12/31/2017		34	1	1.11	25.397182	17.89		1.50
12/31/2016		70	3	0.75	21.543396	4.13		1.50
12/31/2015		113	5	0.73	20.689604	(0.32)		1.50
12/31/2014		131	6	0.34	20.755625	8.42		1.50
JNL/S&P Dividend Income & Growth Fund - Class A
12/31/2018		338	16	2.88	21.218195	(6.72)		1.50
12/31/2017		386	17	2.43	22.747911	10.31		1.50
12/31/2016		610	30	2.67	20.622414	15.99		1.50
12/31/2015		278	16	2.58	17.780227	(0.81)		1.50
12/31/2014		212	12	0.95	17.925832	12.00		1.50
JNL/S&P International 5 Fund - Class A
12/31/2018	+	—	—	—	10.570804	(10.87)	‡	1.50
JNL/S&P Intrinsic Value Fund - Class A
12/31/2018		94	4	0.94	21.159470	(7.23)		1.50
12/31/2017		287	13	2.62	22.807485	17.15		1.50
12/31/2016		260	13	2.53	19.468206	3.71		1.50
12/31/2015		275	15	0.99	18.772037	(15.12)		1.50
12/31/2014		386	17	0.82	22.116912	16.28		1.50
JNL/S&P Managed Aggressive Growth Fund - Class A
12/31/2018		2,438	118	—	20.658762	(8.11)		1.50
12/31/2017		3,191	142	—	22.480888	21.42		1.50
12/31/2016		2,826	153	—	18.514689	4.43		1.50
12/31/2015		2,824	159	—	17.729943	(1.72)		1.50
12/31/2014		3,213	178	0.43	18.040249	4.99		1.50

+		The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/S&P International 5 Fund - Class A - August 13, 2018.
*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

79

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/S&P Managed Conservative Fund - Class A
12/31/2018		551	40	—	13.681536	(3.77)		1.50
12/31/2017		752	53	—	14.217890	5.26		1.50
12/31/2016		1,203	89	—	13.507311	3.46		1.50
12/31/2015		758	58	—	13.055911	(3.03)		1.50
12/31/2014		991	74	0.30	13.463777	1.58		1.50
JNL/S&P Managed Growth Fund - Class A
12/31/2018		3,586	180	—	19.891627	(7.35)		1.50
12/31/2017		4,068	189	—	21.468837	19.26		1.50
12/31/2016		4,904	272	—	18.002432	4.34		1.50
12/31/2015		5,292	307	—	17.253336	(1.69)		1.50
12/31/2014		5,601	319	0.51	17.549816	4.06		1.50
JNL/S&P Managed Moderate Fund - Class A
12/31/2018		439	28	—	15.453296	(4.88)		1.50
12/31/2017		558	34	—	16.246169	9.52		1.50
12/31/2016		569	38	—	14.834440	3.98		1.50
12/31/2015		655	46	—	14.266069	(2.60)		1.50
12/31/2014		895	61	0.19	14.646870	2.43		1.50
JNL/S&P Managed Moderate Growth Fund - Class A
12/31/2018		2,564	141	—	18.188506	(6.33)		1.50
12/31/2017		3,486	180	—	19.416944	14.28		1.50
12/31/2016		3,692	217	—	16.990245	4.02		1.50
12/31/2015		3,895	238	—	16.333821	(2.24)		1.50
12/31/2014		4,520	271	0.23	16.708053	2.95		1.50
JNL/S&P Mid 3 Fund - Class A
12/31/2018		—	—	—	10.643638	(16.50)		1.50
12/31/2017		—	—	—	12.747046	10.34		1.50
12/31/2016		3	0	—	11.552356	16.15		1.50
12/31/2015		—	—	—	9.946222	(11.94)		1.50
12/31/2014	+	—	—	—	11.294769	12.95	‡	1.50
JNL/S&P Total Yield Fund - Class A
12/31/2018		88	5	1.20	17.929762	(12.48)		1.50
12/31/2017		105	5	2.12	20.486382	9.37		1.50
12/31/2016		99	5	1.49	18.730703	10.95		1.50
12/31/2015		101	6	1.25	16.882310	(9.10)		1.50
12/31/2014		129	7	0.88	18.571972	14.17		1.50
JNL/T. Rowe Price Capital Appreciation Fund - Class A
12/31/2018		53	4	0.48	14.125557	(1.10)		1.50
12/31/2017	+	56	4	1.09	14.282861	7.57	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/S&P Mid 3 Fund - Class A - April 28, 2014; JNL/T. Rowe Price Capital Appreciation Fund - Class A - April 24, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

80

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/T. Rowe Price Established Growth Fund - Class A
12/31/2018		1,349	46	0.07	29.541474	(2.90)		1.50
12/31/2017		1,674	55	0.06	30.422470	31.64		1.50
12/31/2016		1,302	56	—	23.110274	(0.08)		1.50
12/31/2015		1,465	63	—	23.128688	9.05		1.50
12/31/2014		1,425	67	—	21.208893	7.09		1.50
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
12/31/2018		2,758	57	—	48.047615	(3.92)		1.50
12/31/2017		3,337	67	—	50.005403	22.62		1.50
12/31/2016		2,918	72	—	40.781237	4.50		1.50
12/31/2015		2,927	75	—	39.024299	4.88		1.50
12/31/2014		3,076	83	0.14	37.207769	11.15		1.50
JNL/T. Rowe Price Short-Term Bond Fund - Class A
12/31/2018		352	35	1.42	10.113552	(0.41)		1.50
12/31/2017		313	31	1.57	10.155345	(0.36)		1.50
12/31/2016		324	32	0.83	10.191748	(0.08)		1.50
12/31/2015		627	61	0.89	10.199457	(1.17)		1.50
12/31/2014		375	36	0.82	10.320604	(1.07)		1.50
JNL/T. Rowe Price Value Fund - Class A
12/31/2018		441	19	1.21	23.572548	(10.93)		1.50
12/31/2017		708	27	1.69	26.465436	16.94		1.50
12/31/2016		930	41	1.97	22.631812	9.20		1.50
12/31/2015		790	38	0.79	20.725487	(3.31)		1.50
12/31/2014		887	41	0.82	21.433945	11.56		1.50
JNL/The Boston Company Equity Income Fund - Class A
12/31/2018		0	0	0.90	19.675112	(11.06)		1.50
12/31/2017	+	0	0	—	22.122624	7.94	‡	1.50
JNL/The London Company Focused U.S. Equity Fund - Class A
12/31/2018	+	—	—	—	12.976399	(13.31)	‡	1.50
JNL/Vanguard Capital Growth Fund - Class A
12/31/2018		0	0	—	10.410960	(3.23)		1.50
12/31/2017	+	—	—	—	10.757916	8.12	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/The Boston Company Equity Income Fund - Class A - September 25, 2017; JNL/The London Company Focused U.S. Equity Fund - Class A - August 13, 2018; JNL/Vanguard Capital Growth Fund - Class A - September 25, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

81

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/Vanguard Equity Income Fund - Class A
12/31/2018		—	—	—	9.792295	(7.87)		1.50
12/31/2017	+	—	—	—	10.628425	6.18	‡	1.50
JNL/Vanguard Global Bond Market Index Fund - Class A
12/31/2018		—	—	—	9.949290	(0.61)		1.50
12/31/2017	+	—	—	—	10.010839	(0.09)	‡	1.50
JNL/Vanguard Growth ETF Allocation Fund - Class A
12/31/2018		—	—	—	9.478324	(9.29)		1.50
12/31/2017	+	—	—	—	10.449123	4.49	‡	1.50
JNL/Vanguard International Fund - Class A
12/31/2018		1	0	—	8.810629	(14.46)		1.50
12/31/2017	+	—	—	—	10.299710	4.46	‡	1.50
JNL/Vanguard International Stock Market Index Fund - Class A
12/31/2018		—	—	—	8.712989	(16.30)		1.50
12/31/2017	+	—	—	—	10.409283	4.72	‡	1.50
JNL/Vanguard Moderate ETF Allocation Fund - Class A
12/31/2018		—	—	—	9.576444	(6.02)		1.50
12/31/2017	+	—	—	—	10.190141	1.90	‡	1.50
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
12/31/2018		—	—	—	9.517578	(7.86)		1.50
12/31/2017	+	—	—	—	10.329595	3.30	‡	1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/Vanguard Equity Income Fund - Class A - September 25, 2017; JNL/Vanguard Global Bond Market Index Fund - Class A - September 25, 2017; JNL/Vanguard Growth ETF Allocation Fund - Class A - September 25, 2017; JNL/Vanguard International Fund - Class A - September 25, 2017; JNL/Vanguard International Stock Market Index Fund - Class A - September 25, 2017; JNL/Vanguard Moderate ETF Allocation Fund - Class A - September 25, 2017; JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A - September 25, 2017.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

82

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total		Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†		Expenses(%)^
JNL/Vanguard Small Company Growth Fund - Class A
12/31/2018		15	2	—	9.713781	(9.20)		1.50
12/31/2017	+	—	—	—	10.698153	7.30	‡	1.50
JNL/Vanguard U.S. Stock Market Index Fund - Class A
12/31/2018		0	0	—	9.900298	(7.20)		1.50
12/31/2017	+	52	5	—	10.668274	6.90	‡	1.50
JNL/WCM Focused International Equity Fund - Class A
12/31/2018	+	—	—	—	12.367996	(10.54)	‡	1.50
JNL/Westchester Capital Event Driven Fund - Class A
12/31/2018	+	—	—	—	10.212567	0.13	‡	1.50
JNL/WMC Balanced Fund - Class A
12/31/2018		2,639	124	1.58	21.212230	(4.86)		1.50
12/31/2017		3,160	142	1.36	22.295069	10.82		1.50
12/31/2016		2,875	143	1.26	20.118350	9.17		1.50
12/31/2015		2,961	161	1.20	18.428120	(2.40)		1.50
12/31/2014		3,207	170	1.12	18.881271	8.23		1.50
JNL/WMC Government Money Market Fund - Class A
12/31/2018		2,220	214	1.15	10.363836	(0.38)		1.50
12/31/2017		782	75	0.11	10.403441	(1.35)		1.50
12/31/2016		1,243	118	—	10.546128	(1.48)		1.50
12/31/2015		1,331	124	—	10.704870	(1.49)		1.50
12/31/2014		1,216	112	—	10.866527	(1.49)		1.50
JNL/WMC Value Fund - Class A
12/31/2018		99	4	1.72	23.264302	(11.64)		1.50
12/31/2017		125	5	1.68	26.329139	13.49		1.50
12/31/2016		126	5	1.03	23.198966	11.74		1.50
12/31/2015		134	6	1.37	20.761480	(4.56)		1.50
12/31/2014		162	7	1.39	21.754228	9.67		1.50

+
The mutual fund's shares, as applicable, became available as followed for investment by the Investment Division: JNL/Vanguard Small Company Growth Fund - Class A - September 25, 2017; JNL/Vanguard U.S. Stock Market Index Fund - Class A - September 25, 2017; JNL/WCM Focused International Equity Fund - Class A - August 13, 2018; JNL/Westchester Capital Event Driven Fund - Class A - August 13, 2018.

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
‡
 Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See notes to the financial statements.

83

Jackson National Separate Account III
Financial Highlights
December 31, 2018

		Investment Division Data			Expense Ratio
		Net Assets	Units Outstanding	Investment Income		Total	Ratio of
Year ended		(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Unit Value($)	Return(%)†	Expenses(%)^
JNL/Invesco Mid Cap Value Fund - Class A
12/31/2018	#	—	—	0.39	30.355217	4.97	1.50
12/31/2017		652	23	1.13	28.918894	8.11	1.50
12/31/2016		846	32	0.42	26.749802	13.66	1.50
12/31/2015		776	33	0.30	23.535756	(10.43)	1.50
12/31/2014		1,015	39	0.19	26.277090	7.62	1.50

*
These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. For periods less than one year, ratios have not been annualized.

†
Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized for periods less than 1 year.

^
Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

¥		Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
#
The period is from January 1, 2018 through August 13, 2018 the date the Fund was acquired. The respective acquisitions can be found in Note 1 in the Notes to Financial Statements. Unit values disclosed are as of August 10, 2018. For periods less than one year, ratios have not been annualized.

See notes to the financial statements.

84

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2018

NOTE 1. Organization
Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account III (the “Separate Account”) on October 23, 1997. The Separate Account commenced operations on April 13, 1998, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services - Investment Companies.
The Separate Account is a separate investment account of Jackson, its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.
The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained one-hundred forty-eight (148) Investment Divisions during 2018, but currently contains one-hundred forty-seven (147) Investment Divisions as of December 31, 2018. These Investment Divisions each invested in shares of the following mutual funds (collectively, the “Funds”) during the year ended December 31, 2018:

Jackson Variable Series Trust
JNL Conservative Allocation Fund Class A(1)
JNL iShares Tactical Moderate Fund Class A
JNL iShares Tactical Moderate Growth Fund Class A
JNL iShares Tactical Growth Fund Class A
JNL/DFA U.S. Small Cap Fund Class A
JNL/DoubleLine Total Return Fund Class A
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Class A
JNL/Epoch Global Shareholder Yield Fund Class A
JNL/FAMCO Flex Core Covered Call Fund Class A

JNL/Lazard International Strategic Equity Fund Class A
JNL Moderate Allocation Fund Class A(1)
JNL/Neuberger Berman Currency Fund Class A
JNL/Nicholas Convertible Arbitrage Fund Class A
JNL/PIMCO Investment Grade Corporate Bond Fund Class A
JNL/PPM America Long Short Credit Fund Class A
JNL/T. Rowe Price Capital Appreciation Fund Class A
JNL/The Boston Company Equity Income Fund Class A
JNL/The London Company Focused U.S. Equity Fund Class A
JNL/WCM Focused International Equity Fund Class A

JNL® Series Trust
JNL Aggressive Growth Allocation Fund Class A(1)
JNL Growth Allocation Fund Class A(1)
JNL Institutional Alt 25 Fund Class A(1)
JNL Institutional Alt 50 Fund Class A(1)
JNL Moderate Growth Allocation Fund Class A(1)
JNL Multi-Manager Mid Cap Fund Class A
JNL Multi-Manager Small Cap Growth Fund Class A
JNL Multi-Manager Small Cap Value Fund Class A
JNL/American Funds Balanced Fund Class A
JNL/American Funds Blue Chip Income and Growth Fund Class A
JNL/American Funds Capital Income Builder Fund Class A
JNL/American Funds Global Bond Fund Class A
JNL/American Funds Global Growth Fund Class A
JNL/American Funds Global Small Capitalization Fund Class A
JNL/American Funds Growth Fund Class A
JNL/American Funds Growth Allocation Fund Class A(1)
JNL/American Funds Growth-Income Fund Class A
JNL/American Funds International Fund Class A
JNL/American Funds Moderate Growth Allocation Fund Class A(1)
JNL/American Funds New World Fund Class A
JNL/AQR Large Cap Relaxed Constraint Equity Fund Class A
JNL/AQR Managed Futures Strategy Fund Class A
JNL/BlackRock Global Allocation Fund Class A
JNL/BlackRock Global Natural Resources Fund Class A
JNL/BlackRock Large Cap Select Growth Fund Class A
JNL/Boston Partners Global Long Short Equity Fund Class A
JNL/Causeway International Value Select Fund Class A
JNL/ClearBridge Large Cap Growth Fund Class A
JNL/Crescent High Income Fund Class A
JNL/DFA Growth Allocation Fund Class A(1)
JNL/DFA Moderate Growth Allocation Fund Class A(1)
JNL/DFA U.S. Core Equity Fund Class A
JNL/DoubleLine Core Fixed Income Fund Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund Class A

JNL/Lazard Emerging Markets Fund Class A
JNL/MC 10 x 10 Fund Class A(1)
JNL/MC Bond Index Fund Class A
JNL/MC Consumer Staples Sector Fund Class A
JNL/MC Emerging Markets Index Fund Class A
JNL/MC European 30 Fund Class A
JNL/MC Index 5 Fund Class A(1)
JNL/MC Industrials Sector Fund Class A
JNL/MC International Index Fund Class A
JNL/MC Materials Sector Fund Class A
JNL/MC MSCI KLD 400 Social Index Fund Class A
JNL/MC Pacific Rim 30 Fund Class A
JNL/MC Real Estate Sector Fund Class A
JNL/MC S&P 1500 Growth Index Fund Class A
JNL/MC S&P 1500 Value Index Fund Class A
JNL/MC S&P 400 MidCap Index Fund Class A
JNL/MC S&P 500 Index Fund Class A
JNL/MC Small Cap Index Fund Class A
JNL/MC Utilities Sector Fund Class A
JNL/MFS Mid Cap Value Fund Class A
JNL/Morningstar Wide Moat Index Fund Class A
JNL/Neuberger Berman Strategic Income Fund Class A
JNL/Oppenheimer Global Growth Fund Class A
JNL/PIMCO Income Fund Class A
JNL/PIMCO Real Return Fund Class A
JNL/PPM America Floating Rate Income Fund Class A
JNL/PPM America High Yield Bond Fund Class A
JNL/PPM America Mid Cap Value Fund Class A
JNL/PPM America Small Cap Value Fund Class A
JNL/PPM America Total Return Fund Class A
JNL/PPM America Value Equity Fund Class A
JNL/S&P 4 Fund Class A(1)
JNL/S&P Competitive Advantage Fund Class A
JNL/S&P Dividend Income & Growth Fund Class A

85

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2018

JNL® Series Trust
JNL/DoubleLine Shiller Enhanced CAPE Fund Class A
JNL/First State Global Infrastructure Fund Class A
JNL/FPA + DoubleLine Flexible Allocation Fund Class A
JNL/Franklin Templeton Founding Strategy Fund Class A(1)
JNL/Franklin Templeton Global Fund Class A
JNL/Franklin Templeton Global Multisector Bond Fund Class A
JNL/Franklin Templeton Income Fund Class A
JNL/Franklin Templeton International Small Cap Fund Class A
JNL/Franklin Templeton Mutual Shares Fund Class A
JNL/Goldman Sachs Core Plus Bond Fund Class A
JNL/Goldman Sachs Emerging Markets Debt Fund Class A
JNL/GQG Emerging Markets Equity Fund Class A
JNL/Harris Oakmark Global Equity Fund Class A
JNL/Heitman U.S. Focused Real Estate Fund Class A
JNL/Invesco China-India Fund Class A
JNL/Invesco Diversified Dividend Fund Class A
JNL/Invesco Mid Cap Value Fund Class A
JNL/Invesco Global Real Estate Fund Class A
JNL/Invesco International Growth Fund Class A
JNL/Invesco Small Cap Growth Fund Class A
JNL/JPMorgan Hedged Equity Fund Class A
JNL/JPMorgan MidCap Growth Fund Class A
JNL/JPMorgan U.S. Government & Quality Bond Fund Class A
JNL/S&P International 5 Fund Class A
JNL/S&P Intrinsic Value Fund Class A

JNL/S&P Managed Aggressive Growth Fund Class A
JNL/S&P Managed Conservative Fund Class A
JNL/S&P Managed Growth Fund Class A
JNL/S&P Managed Moderate Fund Class A
JNL/S&P Managed Moderate Growth Fund Class A
JNL/S&P Mid 3 Fund Class A
JNL/S&P Total Yield Fund Class A
JNL/T. Rowe Price Established Growth Fund Class A
JNL/T. Rowe Price Mid-Cap Growth Fund Class A
JNL/T. Rowe Price Short-Term Bond Fund Class A
JNL/T. Rowe Price Value Fund Class A
JNL/Vanguard Capital Growth Fund Class A
JNL/Vanguard Equity Income Fund Class A
JNL/Vanguard Global Bond Market Index Fund Class A(1)
JNL/Vanguard Growth ETF Allocation Fund Class A
JNL/Vanguard International Fund Class A
JNL/Vanguard International Stock Market Index Fund Class A(1)
JNL/Vanguard Moderate ETF Allocation Fund Class A
JNL/Vanguard Moderate Growth ETF Allocation Fund Class A
JNL/Vanguard Small Company Growth Fund Class A
JNL/Vanguard U.S. Stock Market Index Fund Class A(1)
JNL/Westchester Capital Event Driven Fund Class A
JNL/WMC Balanced Fund Class A
JNL/WMC Government Money Market Fund Class A
JNL/WMC Value Fund Class A

JNL Variable Fund LLC
JNL/MC Consumer Discretionary Sector Fund Class A
JNL/MC DowSM Index Fund Class A
JNL/MC Energy Sector Fund Class A
JNL/MC Financial Sector Fund Class A
JNL/MC Healthcare Sector Fund Class A
JNL/MC Information Technology Sector Fund Class A
JNL/MC JNL 5 Fund Class A JNL/MC MSCI World Index Fund Class A JNL/MC Nasdaq 100 Index Fund Class A JNL/MC S&P SMid 60 Fund Class A JNL/MC Telecommunications Sector Fund Class A
(1) The Fund is a Fund of Fund advised by JNAM, an affiliate of Jackson and has no sub-adviser.
Jackson National Asset Management, LLC (“JNAM”) serves as investment adviser for the Funds comprising the Jackson Variable Series Trust, JNL Series Trust and JNL Variable Fund LLC. JNAM is a wholly-owned subsidiary of Jackson and received fees for its services from each Fund.
The following Funds are sub-advised by an affiliate of Jackson during the year: JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Total Return Fund, JNL/PPM America Value Equity Fund and JNL/PPM America Long Short Credit Fund.
During the year ended December 31, 2018, the following Funds changed names effective August 13, 2018:

Prior Fund Name	Current Fund Name	Reason For Change
JNL Tactical ETF Moderate Fund	JNL iShares Tactical Moderate Fund	Naming Convention Update
JNL Tactical ETF Moderate Growth Fund	JNL iShares Tactical Moderate Growth Fund	Naming Convention Update
JNL Tactical ETF Growth Fund	JNL iShares Tactical Growth Fund	Naming Convention Update
JNL/Brookfield Global Infrastructure and MLP Fund	JNL/First State Global Infrastructure Fund	Sub-Adviser Replacement
JNL/Franklin Templeton International Small Cap Growth Fund	JNL/Franklin Templeton International Small Cap Fund	Naming Convention Update
JNL/PIMCO Credit Income Fund	JNL/PIMCO Investment Grade Corporate Bond Fund	Naming Convention Update
JNL/Vanguard Growth Allocation Fund	JNL/Vanguard Growth ETF Allocation Fund	Naming Convention Update
JNL/Vanguard Moderate Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	Naming Convention Update
JNL/Vanguard Moderate Growth Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	Naming Convention Update

86

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2018

During the year ended December 31, 2018, the following Fund acquisition was completed for the corresponding Class A Fund. The Fund that was acquired during the year is no longer available as of December 31, 2018.

Acquired Fund	Acquiring Fund	Date of Acquisition
JNL/Invesco Mid Cap Value Fund	JNL/MFS Mid Cap Value Fund	August 13, 2018

The Net assets are affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of JNAM.
A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.
Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.
A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.
JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.
NOTE 2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).
Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.
Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which represent fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.
Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.
FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2018, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable Underlying Fund. Investments in the Underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.
NOTE 3. Contract Charges
Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units in the number of contract units outstanding.
Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units outstanding:

87

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2018

Contract Maintenance Charge. An annual contract maintenance charge of $50 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable. This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed. The charge is deducted by redemption of contract units.
Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.
Optional Benefit Charges. The following contract owner charges are optional benefit charges:
Guaranteed Minimum Withdrawal Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.51% to 1.86%, depending on the contract of the Guaranteed Withdrawal Balance (“GWB”). The charge will be deducted each calendar quarter from the contract value by redemption of contract units.
Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:
Insurance Charges. Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse Jackson for administrative expenses related to the Separate Account and its contracts and reduces the contract unit value.
Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the Administration Charge and the Contract Maintenance Charge.
Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% depending on the state.
NOTE 4. Related Party Transactions
Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders and terminations, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.
NOTE 5. Subsequent Events
Management has evaluated subsequent events for the Separate Accounts through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.
Abbreviations
MC - Mellon Capital

88

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account III:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the Jackson National Separate Account III (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in net assets for the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of Jackson National Life Insurance Company's Separate Accounts since 1999.
Columbus, Ohio
March 27, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Appendix

Statement of assets and liabilities as of December 31, 2018, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

JNL Aggressive Growth Allocation Fund - Class A
JNL Growth Allocation Fund - Class A
JNL Institutional Alt 25 Fund - Class A
JNL Institutional Alt 50 Fund - Class A
JNL Moderate Growth Allocation Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A
JNL/American Funds Balanced Fund - Class A
JNL/American Funds Blue Chip Income and Growth Fund - Class A
JNL/American Funds Global Bond Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A
JNL/American Funds Growth-Income Fund - Class A
JNL/American Funds International Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A
JNL/American Funds New World Fund - Class A
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class A
JNL/AQR Managed Futures Strategy Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A
JNL/First State Global Infrastructure Fund - Class A (1)
JNL/Causeway International Value Select Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A
JNL/DoubleLine Total Return Fund - Class A

JNL/FPA + DoubleLine Flexible Allocation Fund - Class A
JNL/Franklin Templeton Founding Strategy Fund - Class A
JNL/Franklin Templeton Global Fund - Class A
JNL/Franklin Templeton Global Multisector Bond Fund - Class A
JNL/Franklin Templeton Income Fund - Class A
JNL/Franklin Templeton International Small Cap Fund - Class A (1)
JNL/Franklin Templeton Mutual Shares Fund - Class A
JNL/Goldman Sachs Core Plus Bond Fund - Class A
JNL/Goldman Sachs Emerging Markets Debt Fund - Class A
JNL/Invesco China-India Fund - Class A
JNL/Invesco Global Real Estate Fund - Class A
JNL/Invesco International Growth Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class A
JNL/JPMorgan MidCap Growth Fund - Class A
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL/Lazard Emerging Markets Fund - Class A
JNL/MC 10 x 10 Fund - Class A
JNL/MC Bond Index Fund - Class A
JNL/MC Consumer Discretionary Sector Fund - Class A
JNL/MC Emerging Markets Index Fund - Class A
JNL/MC Energy Sector Fund - Class A
JNL/MC European 30 Fund - Class A
JNL/MC Financial Sector Fund - Class A
JNL/MC Healthcare Sector Fund - Class A
JNL/MC Index 5 Fund - Class A
JNL/MC Information Technology Sector Fund - Class A
JNL/MC International Index Fund - Class A
JNL/MC JNL 5 Fund - Class A
JNL/MC Nasdaq 100 Index Fund - Class A

2

JNL/MC Pacific Rim 30 Fund - Class A
JNL/MC S&P 400 MidCap Index Fund - Class A
JNL/MC S&P 500 Index Fund - Class A
JNL/MC S&P SMid 60 Fund - Class A
JNL/MC Small Cap Index Fund - Class A
JNL/MC Telecommunications Sector Fund - Class A
JNL/MFS Mid Cap Value Fund - Class A
JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/Oppenheimer Global Growth Fund - Class A
JNL/PIMCO Investment Grade Corporate Bond Fund - Class A (1)
JNL/PIMCO Real Return Fund - Class A
JNL/PPM America Floating Rate Income Fund - Class A
JNL/PPM America High Yield Bond Fund - Class A
JNL/PPM America Mid Cap Value Fund - Class A
JNL/PPM America Small Cap Value Fund - Class A
JNL/PPM America Value Equity Fund - Class A
JNL/S&P 4 Fund - Class A
JNL/S&P Competitive Advantage Fund - Class A
JNL/S&P Dividend Income & Growth Fund - Class A

JNL/S&P Intrinsic Value Fund - Class A
JNL/S&P Managed Aggressive Growth Fund - Class A
JNL/S&P Managed Conservative Fund - Class A
JNL/S&P Managed Growth Fund - Class A
JNL/S&P Managed Moderate Fund - Class A
JNL/S&P Managed Moderate Growth Fund - Class A
JNL/S&P Mid 3 Fund - Class A
JNL/S&P Total Yield Fund - Class A
JNL/T. Rowe Price Established Growth Fund - Class A
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/T. Rowe Price Value Fund - Class A
JNL/WMC Balanced Fund - Class A
JNL/WMC Government Money Market Fund - Class A
JNL/WMC Value Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A
JNL/Crescent High Income Fund - Class A
JNL/PPM America Total Return Fund - Class A

Statement of assets and liabilities as of December 31, 2018, and the related statements of operations and changes in net assets for the period from August 13, 2018 (inception) to December 31, 2018.

JNL iShares Tactical Moderate Fund - Class A (1)
JNL iShares Tactical Moderate Growth Fund - Class A (1)
JNL iShares Tactical Growth Fund - Class A (1)
JNL/Epoch Global Shareholder Yield Fund - Class A
JNL/DFA U.S. Small Cap Fund - Class A
JNL/Neuberger Berman Currency Fund - Class A
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A
JNL/Lazard International Strategic Equity Fund - Class A
JNL/PPM America Long Short Credit Fund - Class A
JNL/MC Utilities Sector Fund - Class A

JNL/American Funds® Global Growth Fund - Class A
JNL/The London Company Focused U.S. Equity Fund - Class A
JNL/WCM Focused International Equity Fund - Class A
JNL/Boston Partners Global Long Short Equity Fund - Class A
JNL/S&P International 5 Fund - Class A
JNL/Westchester Capital Event Driven Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A

3

JNL/Heitman U.S. Focused Real Estate Fund - Class A
JNL/JPMorgan Hedged Equity Fund - Class A

JNL/Morningstar Wide Moat Index Fund - Class A
JNL/American Funds Growth Fund - Class A
JNL/Nicholas Convertible Arbitrage Fund - Class A

Statement of assets and liabilities as of December 31, 2018, and the related statements of operations and changes in net assets for the year ended December 31, 2018 and the period from April 24, 2017 (inception) to December 31, 2017.

JNL/DFA Growth Allocation Fund - Class A
JNL/DFA Moderate Growth Allocation Fund - Class A
JNL/MC MSCI KLD 400 Social Index Fund - Class A

JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
JNL/T. Rowe Price Capital Appreciation Fund - Class A

Statement of assets and liabilities as of December 31, 2018, and the related statements of operations and changes in net assets for the year ended December 31, 2018 and the statements of changes in net assets for the period from September 25, 2017 (inception) to December 31, 2017.

JNL Conservative Allocation Fund - Class A
JNL Moderate Allocation Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A
JNL/MC Consumer Staples Sector Fund - Class A
JNL/MC Industrials Sector Fund - Class A
JNL/MC Materials Sector Fund - Class A
JNL/MC Real Estate Sector Fund - Class A
JNL/MC S&P 1500 Growth Index Fund - Class A
JNL/MC S&P 1500 Value Index Fund - Class A
JNL/PIMCO Income Fund - Class A
JNL/Vanguard Capital Growth Fund - Class A
JNL/Vanguard Equity Income Fund - Class A
JNL/Vanguard Global Bond Market Index Fund - Class A
JNL/Vanguard Growth ETF Allocation Fund - Class A (1)

JNL/Vanguard International Fund - Class A
JNL/Vanguard International Stock Market Index Fund - Class A
JNL/Vanguard Moderate ETF Allocation Fund - Class A (1)
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A (1)
JNL/Vanguard Small Company Growth Fund - Class A
JNL/Vanguard U.S. Stock Market Index Fund - Class A
JNL/FAMCO Flex Core Covered Call Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A
JNL/MC MSCI World Index Fund - Class A
JNL/The Boston Company Equity Income Fund - Class A

Statement of assets and liabilities as of December 31, 2018, and the related statements of operations and changes in net assets for the year ended December 31, 2018 and the statements of changes in net assets for the period from December 29, 2017 (inception) to December 31, 2017.

JNL/MC DowSM Index Fund - Class A

4

Statement of operations for the period from January 1, 2018 to August 13, 2018 (closure) and the statements of changes in net assets for the period from January 1, 2018 to August 13, 2018 (closure) and the year ended December 31, 2017.

JNL/Invesco Mid Cap Value Fund - Class A

(1) See Note 1 to the financial statements for the former name of the Investment Division.

5

APPENDIX B

Report of Independent Registered Public Accounting Firm

The stockholders and board of directors
Jackson National Life Insurance Company and Subsidiaries:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries (the Company) as of December 31, 2018 and 2017, the related consolidated statements of income, comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Company's auditor since 1999.

Columbus, Ohio
March 7, 2019
KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2018	2017
Investments:
Available for sale debt securities, at fair value (amortized cost: 2018, $52,388,400; 2017, $45,867,015, including $170,362 and $115,997 at fair value under the fair value option at December 31, 2018 and 2017, respectively)	$51,865,357	$47,457,154
Equity securities, at fair value	1,748,395	1,153,464
Commercial mortgage loans, net of allowance	9,405,897	8,435,440
Policy loans (includes $3,543,680 and $3,397,764 at fair value under the fair value option
at December 31, 2018 and 2017, respectively)	4,687,437	4,591,132
Derivative instruments	730,637	2,178,969
Other invested assets	389,183	354,187
Total investments	68,826,906	64,170,346
Cash and cash equivalents	3,741,713	1,617,934
Accrued investment income	622,483	595,370
Deferred acquisition costs	10,457,686	10,540,588
Reinsurance recoverable	8,497,846	8,702,090
Deferred income taxes, net	732,096	484,224
Receivables from affiliates	283,793	312,049
Other assets	1,240,521	1,467,163
Separate account assets	163,301,375	176,578,848
Total assets	$257,704,419	$264,468,612

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$19,757,981	$12,714,534
Other contract holder funds	60,449,255	60,742,599
Funds held under reinsurance treaties, at fair value under the fair value option	3,745,074	3,604,525
Debt	615,733	647,718
Securities lending payable	43,470	69,785
Derivative instruments	324,389	6,448
Other liabilities	2,238,556	3,165,252
Separate account liabilities	163,301,375	176,578,848
Total liabilities	250,475,833	257,529,709

Equity
Common stock, $1.15 par value; authorized 50,000 shares;
issued and outstanding 12,000 shares	13,800	13,800
Additional paid-in capital	3,968,323	3,816,079
Shares held in trust	(11,382)	(18,851)
Equity compensation reserve	3,599	10,249
Accumulated other comprehensive income, net of tax (benefit) expense
of $(235,484) in 2018 and $140,872 in 2017	(182,759)	1,092,974
Retained earnings	3,437,005	2,024,652
Total stockholder's equity	7,228,586	6,938,903
Total liabilities and equity	$257,704,419	$264,468,612

See accompanying Notes to Consolidated Financial Statements.

2

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In thousands)

	Years Ended December 31,
	2018	2017	2016
Revenues
Fee income	$6,182,969	$5,734,935	$5,151,117
Premium	5,122,823	169,079	229,611
Net investment income	2,601,307	2,654,542	2,914,947
Net realized losses on investments:
Total other-than-temporary impairments	(11,358)	(3,070)	(68,511)
Portion of other-than-temporary impairments included in
other comprehensive income	(512)	18	9,562
Net other-than-temporary impairments	(11,870)	(3,052)	(58,949)
Other net investment losses	(613,129)	(3,424,277)	(3,600,152)
Total net realized losses on investments	(624,999)	(3,427,329)	(3,659,101)
Other income	60,626	68,395	70,786
Total revenues	13,342,726	5,199,622	4,707,360
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	6,985,512	1,128,340	1,000,280
Interest credited on other contract holder funds, net of deferrals	1,547,599	1,547,561	1,558,400
Interest expense	86,172	54,342	41,589
Operating costs and other expenses, net of deferrals	1,340,186	1,817,455	1,601,004
Amortization of deferred acquisition and sales inducement costs	1,136,624	(58,231)	(159,852)
Total benefits and expenses	11,096,093	4,489,467	4,041,421
Pretax income	2,246,633	710,155	665,939
Income tax expense (benefit)	242,306	307,375	(106,500)
Net income	$2,004,327	$402,780	$772,439

See accompanying Notes to Consolidated Financial Statements.

3

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In thousands)

	Years Ended December 31,
	2018	2017	2016

Net income	$2,004,327	$402,780	$772,439

Other comprehensive income, net of tax:
Net unrealized (losses) gains on available for sale debt securities not other-than-temporarily impaired (net of tax (benefit) expense of: 2018 $(352,559); 2017 $168,816; 2016 $40,243)	(1,326,295)	406,815	74,735

Net unrealized losses on other-than-temporarily impaired available for sale debt securities (net of tax benefit of: 2018 $97; 2017 $4; 2016 $3,080)	(366)	(8)	(5,719)

Reclassification adjustment for (losses) gains included in net income (net of tax (benefit) expense of: 2018 $(23,700); 2017 $47,948; 2016 $(10,959))	(89,156)	89,045	(20,352)

Total other comprehensive income	(1,415,817)	495,852	48,664
Comprehensive income	$588,510	$898,632	$821,103

See accompanying Notes to Consolidated Financial Statements.

4

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In thousands)

					Accumulated
		Additional		Equity	Other		Total	Non-
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder's	Controlling	Total
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity	Interests	Equity
Balances as of December 31, 2015	$13,800	$3,816,079	$(31,938)	$3,263	$548,458	$2,000,642	$6,350,304	$32,560	$6,382,864

Net income	—	—	—	—	—	772,439	772,439	—	772,439
Change in unrealized investment gains
and losses, net of tax	—	—	—	—	48,664	—	48,664	—	48,664
Deconsolidation of variable interest
entities	—	—	—	—	—	—	—	(32,560)	(32,560)
Dividends to stockholder	—	—	—	—	—	(550,722)	(550,722)	—	(550,722)
Shares acquired at cost	—	—	(2,272)	—	—	—	(2,272)	—	(2,272)
Shares distributed at cost	—	—	11,524	—	—	—	11,524	—	11,524
Reserve for equity compensation plans	—	—	—	2,522	—	—	2,522	—	2,522
Balances as of December 31, 2016	13,800	3,816,079	(22,686)	5,785	597,122	2,222,359	6,632,459	—	6,632,459

Net income	—	—	—	—	—	402,780	402,780	—	402,780
Change in unrealized investment gains
and losses, net of tax	—	—	—	—	495,852	—	495,852	—	495,852
Dividends to stockholder	—	—	—	—	—	(600,487)	(600,487)	—	(600,487)
Shares acquired at cost	—	—	(2,392)	—	—	—	(2,392)	—	(2,392)
Shares distributed at cost	—	—	6,227	—	—	—	6,227	—	6,227
Reserve for equity compensation plans	—	—	—	4,464	—	—	4,464	—	4,464
Balances as of December 31, 2017	13,800	3,816,079	(18,851)	10,249	1,092,974	2,024,652	6,938,903	—	6,938,903

Net income	—	—	—	—	—	2,004,327	2,004,327	—	2,004,327
Change in unrealized investment gains
and losses, net of tax	—	—	—	—	(1,415,817)	—	(1,415,817)	—	(1,415,817)
Capital Contribution	—	152,244	—	—	—	—	152,244	—	152,244
Dividends to stockholder	—	—	—	—	—	(451,890)	(451,890)	—	(451,890)
Cumulative effects of changes in
accounting principles, net of tax	—	—	—	—	140,084	(140,084)	—	—	—
Shares acquired at cost	—	—	(5,386)	—	—	—	(5,386)	—	(5,386)
Shares distributed at cost	—	—	12,855	—	—	—	12,855	—	12,855
Reserve for equity compensation plans	—	—	—	(266)	—	—	(266)	—	(266)
Fair value of shares issued under equity
compensation plans	—	—	—	(6,384)	—	—	(6,384)	—	(6,384)
Balances as of December 31, 2018	$13,800	$3,968,323	$(11,382)	$3,599	$(182,759)	$3,437,005	$7,228,586	$—	$7,228,586

See accompanying Notes to Consolidated Financial Statements.

5

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(In thousands)

	Years Ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net income	$2,004,327	$402,780	$772,439
Adjustments to reconcile net income to net cash provided by
operating activities:
Net realized losses (gains) on investments	18,628	50,663	(349,204)
Net losses on derivatives	480,132	3,130,445	3,713,938
Interest credited on other contract holder funds, gross	1,556,087	1,558,057	1,570,709
Mortality, expense and surrender charges	(663,090)	(671,593)	(704,343)
Amortization of discount and premium on investments	7,261	16,539	28,037
Deferred income tax expense (benefit)	128,484	525,481	(771,586)
Share-based compensation	26,324	70,810	30,012
Cash received from reinsurance transaction	321,898	—	—
Change in:
Accrued investment income	36,019	77,774	12,655
Deferred sales inducements and acquisition costs	377,421	(912,250)	(1,083,309)
Income tax accruals	72,152	(204,405)	330,807
Other assets and liabilities, net	351,249	705,114	(533,820)
Net cash provided by operating activities	4,716,892	4,749,415	3,016,335

Cash flows from investing activities:
Sales, maturities and repayments of:
Debt securities	5,521,000	9,771,562	11,005,017
Equity securities	135,504	325,225	17,946
Commercial mortgage loans	1,028,609	1,401,641	1,151,212
Purchases of:
Debt securities	(7,873,628)	(6,546,920)	(10,841,032)
Equity securities	(559,284)	(40,128)	(178,585)
Commercial mortgage loans	(1,070,411)	(2,358,647)	(2,196,376)
Other investing activities	2,334,064	(4,535,715)	(3,712,570)
Net cash used in investing activities	(484,146)	(1,982,982)	(4,754,388)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	21,009,161	21,854,967	21,747,583
Withdrawals	(21,972,929)	(17,948,260)	(15,178,565)
Net transfers to separate accounts	(224,991)	(5,406,328)	(5,991,929)
Net (payments on) proceeds from repurchase agreements	—	(411,857)	411,857
Net (payments on) proceeds from Federal Home Loan Bank notes	(600,070)	99,999	500,000
Net proceeds from (payments on) debt	22,393	(5,896)	(5,039)
Shares held in trust at cost, net	7,469	3,835	9,252
Capital contribution from Parent	100,000	—	—
Payment of cash dividends to Parent	(450,000)	(600,000)	(550,000)
Net cash (used in) provided by financing activities	(2,108,967)	(2,413,540)	943,159

Net increase (decrease) in cash and cash equivalents	2,123,779	352,893	(794,894)

Cash and cash equivalents, beginning of year	1,617,934	1,265,041	2,059,935
Cash and cash equivalents, end of year	$3,741,713	$1,617,934	$1,265,041

Supplemental Cash Flow Information
Income tax paid (received)	$35,413	$(13,212)	$335,000
Interest paid	$32,995	$21,237	$20,816

See accompanying Notes to Consolidated Financial Statements.

6

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

1.	Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England. Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:

•
Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;

•	Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC;

•	PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides information technology services to Jackson and certain affiliates;

•	Other insignificant wholly owned subsidiaries; and

•	Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson is deemed the primary beneficiary.

On August 15, 2017, National Planning Holdings, Inc. (“NPH”), Jackson’s affiliated broker-dealer network, announced the sale of its broker-dealer business to LPL Financial LLC (“LPL”). In December 2018, the broker dealer’s subsidiaries were consolidated into NPH, which was then contributed to Jackson by its parent, Brooke Life and, subsequently, converted to National Planning Holdings, LLC (“NPH LLC”).

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation. Certain amounts in the 2017 notes to the consolidated financial statements have been reclassified to conform to the 2018 presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting estimated future gross profits, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to establishment of loan loss reserves, allowances on receivables, liabilities for lawsuits and state guaranty fund assessments; 7) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company; 8) value of guaranteed benefits; and 9) value of business acquired, its recoverability and amortization. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the consolidated financial statements in the periods the estimates are changed.

7

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

2.	Summary of Significant Accounting Policies

Changes in Accounting Principles - Adopted in Current Year
In February 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2018-02, “Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income,” which provides an option to reclassify stranded tax effects within accumulated other comprehensive income (“AOCI”) to retained earnings in each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recorded.  Effective January 1, 2018, the Company adopted ASU No. 2018-02, which resulted in the reclassification of $141.0 million of stranded tax effects from AOCI to retained earnings within the Company’s consolidated financial statements.

In November 2016, the FASB issued ASU No. 2016-18, “Statement of Cash Flows - Restricted Cash,” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Effective January 1, 2018, the Company adopted ASU No. 2016-18 with no impact on the Company’s consolidated financial statements.

In August 2016, the FASB issued ASU No. 2016-15, “Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments,” which clarifies the classification of eight specific cash flow items in an entity’s statement of cash flows where it was determined there is diversity in practice. Effective January 1, 2018, the Company adopted ASU No. 2016-15 with no impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities,” which revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. Effective January 1, 2018, the Company adopted ASU No. 2016-01, which resulted in changes to the presentation of the Company’s consolidated financial statements and related disclosures.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers,” which specifies the accounting treatment for all revenue arising from contracts with customers and creates a new Topic 606 in the FASB Accounting Standards Codification. This standard, together with subsequent amendments to Topic 606, establishes the core principle of recognizing revenue to depict the transfer of promised goods or services in an amount that reflects the consideration the entity expects to be entitled in exchange for those goods or services. This guidance excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance. The Company has determined that all revenue was from sources excluded from the scope of this standard. Effective January 1, 2018, the Company adopted ASU No. 2014-09 with no impact on the Company’s consolidated financial statements.

Changes in Accounting Principles - Issued but Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-15, “Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement that is a Service Contract,” which align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. ASU No. 2018-15 is effective for fiscal years beginning after December 15, 2019 and can be applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption. Early adoption is permitted. The adoption of ASU No. 2018-15 is not expected to have a material impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Changes to the Disclosure Requirements for Fair Value Measurements,” which modifies the disclosure requirements on fair value measurements. ASU No. 2018-13 is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted, with the option to early adopt any removed or modified disclosures while delaying adoption of the new disclosures until the effective date. Certain amendments are required to be applied prospectively for only the most recent annual period presented, where other amendments are to be applied retrospectively to all periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements and disclosures.

8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

In August 2018, the FASB issued ASU No. 2018-12, “Targeted Improvements to the Accounting for Long Duration Contracts,” which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. The amendments in this Update contain four significant changes: 1) For the calculation of the liability for future policy benefits of nonparticipating traditional and limited-payment insurance and reinsurance contracts, cash flow assumptions and discount rates will be required to be updated at least annually; 2) Market risk benefits, a new term for certain contracts or features that provide for potential benefits in addition to the account balance which exposes the insurer to other than nominal market risk, will be measured at fair value; 3) deferred acquisition costs (“DAC”) will be amortized on a constant-level basis, independent of profitability; and 4) enhanced disclosures, including quantitative information in rollforwards for balance sheet accounts, as well as information about significant inputs, judgments, assumptions and methods used in measurement. ASU No. 2018-12 is effective for fiscal years beginning after December 15, 2020, with required retrospective application to January 1, 2019. Early adoption is permitted. The Company has begun its implementation efforts and is currently assessing the impact of the new guidance. Given the nature and extent of the required changes, the adoption of this standard is expected to have a significant impact on the Company’s consolidated financial statements and disclosures. In addition to the initial balance sheet impact upon adoption, the Company also expects a change in the pattern of future profit emergence.

In August 2017, the FASB issued ASU No. 2017-12, “Derivatives and Hedging - Targeted Improvements to Accounting for Hedging Activities,” which changes the recognition and presentation requirements of hedge accounting. ASU No. 2017-12 is effective for annual periods beginning after December 15, 2018. Early adoption is permitted. The adoption of ASU No. 2017-12 will not have an impact on the Company’s consolidated financial statements, as the Company does not intend to elect hedge accounting.

In March 2017, the FASB issued ASU No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs: Premium Amortization on Purchased Callable Debt Securities,” which requires that certain premiums on callable debt securities be amortized to the earliest call date. ASU No. 2017-08 is effective for annual periods beginning after December 15, 2018. Early adoption is permitted. The adoption of ASU No. 2017-08 will not have a material impact on the Company’s consolidated financial statements.

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments,” which provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures. The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The guidance also modifies the current other-than-temporary impairment guidance for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment and replaces existing guidance for purchased credit deteriorated loans and debt securities. ASU No. 2016-13 is effective for annual reporting periods beginning after December 15, 2020. Early adoption is permitted for annual periods beginning after December 15, 2018. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842),” which establishes a new accounting model for leases. Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability. The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and adjusted for certain lease incentives and initial direct costs. Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current guidance. ASU No. 2016-02 is effective for annual periods beginning after December 15, 2018, using either a modified retrospective transition approach with a cumulative effect adjustment as of the earliest period presented or an optional transition method with a cumulative effect adjustment recorded as of the beginning of the fiscal year of adoption. Early adoption is permitted. In 2019, the Company will adopt ASU No. 2016-02 utilizing the optional transition method. While the Company is continuing to assess the potential impacts of the guidance on the Company’s consolidated financial statements, the Company does not expect that the adoption of ASU No. 2016-02 will have a significant impact on the Company’s consolidated financial statements. Any new lease arrangements and/or significant modifications entered into subsequent to the adoption date will be accounted for in accordance with the new standard.

9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Comprehensive Income
Comprehensive income includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale debt securities.

Investments
Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events. For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $291.6 million and $365.7 million as of December 31, 2018 and 2017, respectively.

Debt securities are generally classified as available for sale and are carried at fair value. For declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments. If management believes the Company does not intend to sell the security and is not more likely than not to be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income. In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further described in Note 3.

Equity securities include common stocks, preferred stocks, mutual funds, and limited partnerships. Carrying values for limited partnership investments are generally determined by using the proportion of the Company’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value. All equity securities are carried at fair value with changes in value included in net investment income.

Commercial mortgage loans are carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, impairments or allowance for loan losses. Acquisition discounts and premiums on commercial mortgage loans are amortized into investment income through maturity dates using the effective interest method.

On a periodic basis, the Company assesses the commercial mortgage loan portfolio for the need for an allowance for loan losses. In determining its allowance for loan losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process and a portfolio reserve for probable incurred but not specifically identified losses for performing loans. The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest. This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions. In determining the portfolio reserve for incurred but not specifically identified losses, Jackson considers the current credit composition of the portfolio based on the results of its loan modeling analysis, which considers property type, default statistics, historical losses and other relevant factors to determine probability of default and other default loss estimates. Model assumptions are updated each quarter and, based upon actual loan experience, are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The valuation allowance for commercial mortgage loans can increase or decrease from period to period based on these factors. Changes in the allowance for loan losses are recorded in net investment income.

Separately, the Company also reviews individual loans in the portfolio for impairment based on an assessment of the factors identified above. Impairment charges recognized are recorded initially against the established loan loss allowance and, if necessary, any additional amounts are recorded as realized losses. As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status. In this case, all cash received is applied against the carrying value of the loan.

10

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. The Company elected the fair value option upon acquisition of policy loans held as collateral for reinsurance, further described below. At December 31, 2018 and 2017, $3.5 billion and $3.4 billion, respectively, of these loans were carried at fair value, which the Company believes is equal to the unpaid principal balances plus accrued investment income. At both December 31, 2018 and 2017, the Company had $1.2 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in Federal Home Loan Bank capital stock and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. Real estate is carried at the lower of depreciated cost or fair value.

The Company’s involvement with variable interest entities (“VIEs”) is primarily to invest in assets that gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance the activities of the entity without additional subordinated financial support, or where investors lack certain characteristics of a controlling financial interest. The Company performs ongoing qualitative assessments of variable interests in VIEs to determine whether it has a controlling financial interest and would, therefore, be considered the primary beneficiary of the VIE. If the Company determines it is the primary beneficiary of a VIE, it consolidates the assets and liabilities of the VIE in its consolidated financial statements.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The Company elected the fair value option for certain assets which are held as collateral for reinsurance, as further described below. Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option. The value of the funds held liability is equal to the fair value of the assets held as collateral. The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statements.

The changes in unrealized gains and losses on certain investments that are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges are excluded from net income and included as a component of other comprehensive income and total equity, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements. The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Derivative Instruments and Embedded Derivatives
The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred. The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2018, 2017, or 2016.

The Company generally uses freestanding derivative instruments for hedging purposes. Additionally, certain liabilities, primarily trust instruments supported by funding agreements, fixed index annuities and guarantees offered in connection with variable annuities issued by the Company, may contain embedded derivatives. Further details regarding Jackson’s derivative positions are included in Note 4. The Company generally does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from freestanding derivative instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in net income, as further detailed in Note 4.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.

11

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Fair Value Measurement
Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 5 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

Deferred Acquisition Costs
Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred acquisition costs. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including realized gains and losses and derivative movements, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit

12

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

or a charge in any given period. In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.

As certain available for sale debt securities are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available for sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2018 and 2017, deferred acquisition costs decreased by $26.6 million and $301.3 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.4% for both 2018 and 2017, after investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2018 and 2017, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor. At December 31, 2018 and 2017, projected returns after the next five years were set at 7.4%.

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization. No such write-offs were required for 2018, 2017, and 2016. During 2016, certain amounts related to life products were adjusted, resulting in an additional $20.0 million in deferred acquisition cost amortization.

Deferred Sales Inducements
Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred sales inducement costs. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as deferred sales inducements and included in other assets. Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including realized capital gains and losses and derivative movements. Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest. Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.

As certain available for sale debt securities are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available for sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2018 and 2017, deferred sales inducements decreased by $8.7 million and $55.0 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization. No such write-offs were required for 2018, 2017, and 2016.

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living

13

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

benefit and death benefit guarantees.  These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates. Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income. Additionally, in 2017, the Company implemented an enhancement to the method for incorporating own credit risk in the discounting of embedded derivative cash flows. The impact of the enhancement reduced reserves by $558.0 million, net of deferred acquisition costs.

Reinsurance and Funds Held Under Reinsurance Treaties
The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business.  Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers.  Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

The Company has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business.

As a result of these retro treaties, the Company holds certain assets, primarily in the form of policy loans and debt securities, as collateral for the reinsurance recoverable. Investment income and realized gains or losses earned on assets held as collateral are paid by the Company to SRZ, pursuant to the terms of the treaties. Investment income and realized gains and losses are reported net of investment income and realized gains and losses on funds held under reinsurance treaties, with no net impact on the Company’s consolidated income statements.

The income credited to SRZ on the funds held for the retro treaties is based on the income earned on those assets, which results in an embedded derivative (total return swap). However, the Company elected the fair value option for the funds held liability, which is carried at fair value with changes in fair value reported in net investment income. Accordingly, the embedded derivative is not bifurcated or separately valued.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319.0 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through a surplus note (the “Squire Surplus Note”) issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344.0 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.00%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $283.8 million and $307.4 million at December 31, 2018 and 2017, respectively.

Jackson provides a revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The outstanding balance at December 31, 2018 and 2017 was nil and $1.5 million, respectively.

Value of Business Acquired
The Company has an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets. In connection with the acquisition of insurance policies and investment contracts in the acquisition of a business, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies and investment contracts. This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The Company established a VOBA intangible asset for previously acquired traditional life insurance products and deferred annuity contracts. This intangible asset is amortized over the life of the business, which approximates 20 years. The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

14

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Jackson files a consolidated federal income tax return with Brooke Life, Jackson National Life Insurance Company of New York and, Squire Re II. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly owned subsidiaries that are not included in the Jackson consolidated tax return, all other subsidiaries are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is the lesser of the amount calculated on a separate company basis or Jackson’s pro-rata share of the actual liability as determined under the consolidated return taking into account only Jackson and Brooke Life.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized. Jackson is required to test the value of deferred tax assets for realizability. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position. Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 9.

Group payout annuities consist of a closed block of defined benefit annuity plans. The liability for future benefits for these limited payment contracts is calculated using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate. This adjustment was recorded in reserves for future policy benefits and claims payable. This component of the acquired reserves is reassessed at the end of each period, taking into account changes in the inforce block. Any resulting change in the reserve is recorded as a change in policy reserve through the consolidated income statements.

15

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business. For fixed deferred annuities, the liability is the policyholder’s account value, plus the unamortized balance of the above mentioned fair value adjustment. For the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract and 3) the liability for guaranteed benefits related to the optional lifetime income rider.

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements.

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency gains and losses using exchange rates as of the reporting date. Foreign currency gains and losses are included in other net investment losses.

Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock, plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s institutional products business is comprised of the guaranteed investment contracts, funding agreements and FHLBI funding agreement advances described above.

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company's financial position.

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  At December 31, 2018 and 2017, the assets and liabilities associated with variable life and annuity contracts were $163.3 billion and $176.6 billion, respectively.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.  Refer to Note 9 for additional information regarding the Company’s contractual guarantees.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the above mentioned assets and liabilities is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II, which had balances of $251.6 million and $267.7 million at December 31, 2018 and 2017, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.
16

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance.  Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.  Refer to Note 10 for further information regarding the Company’s debt.

Share-Based Compensation
As more fully described in Note 14, the Company has certain share award plans that are either equity settled or liability settled. The Company recognizes compensation expense based on a grant-date award fair value, ratably over the requisite service period of each individual grant, which generally equals the vesting period. Additional compensation expense is recognized based on the change in fair value of the award at the end of each reporting period.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policy holder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through March 7, 2019, which is the date the consolidated financial statements were available to be issued.

3.	Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and commercial mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

17

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Debt Securities
The following table sets forth the composition of the fair value of debt securities at December 31, 2018, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. At December 31, 2018, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $303.9 million. For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Carrying Value
Investment Rating	December 31, 2018
AAA	18.8%
AA	8.4%
A	35.3%
BBB	35.1%
Investment grade	97.6%
BB	1.7%
B and below	0.7%
Below investment grade	2.4%
Total fixed maturities	100.0%

At December 31, 2018, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 86% were investment grade, 3% were below investment grade and 11% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 16% of the aggregate gross unrealized losses on available for sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2018, the industries accounting for the larger percentage of unrealized losses included energy (12% of corporate gross unrealized losses) and banking (12%). The largest unrealized loss related to a single corporate obligor was $15 million at December 31, 2018.

18

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

At December 31, 2018 and 2017, the amortized cost, gross unrealized gains and losses, fair value and non-credit other-than-temporary impairment (“OTTI”) of available for sale debt securities, including $170.4 million and $116.0 million in securities carried at fair value under the fair value option, were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2018	Cost (1)	Gains	Losses	Value	OTTI (2)
Debt Securities
U.S. government securities	$5,713,656	$15	$238,888	$5,474,783	$—
Other government securities	1,471,357	23,590	13,771	1,481,176	—
Public utilities	5,833,462	165,615	80,865	5,918,212	—
Corporate securities	34,815,946	369,043	778,917	34,406,072	—
Residential mortgage-backed	770,697	51,257	8,152	813,802	(25,221)
Commercial mortgage-backed	2,469,784	14,633	33,449	2,450,968	205
Other asset-backed securities	1,313,498	19,581	12,735	1,320,344	(10,824)
Total debt securities	$52,388,400	$643,734	$1,166,777	$51,865,357	$(35,840)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2017	Cost (1)	Gains	Losses	Value	OTTI (2)
Debt Securities
U.S. government securities	$5,652,866	$52,180	$20,373	$5,684,673	$—
Other government securities	842,781	18,105	6,321	854,565	—
Public utilities	4,459,077	314,480	10,424	4,763,133	—
Corporate securities	30,675,364	1,234,667	79,721	31,830,310	—
Residential mortgage-backed	865,339	53,643	5,580	913,402	(26,533)
Commercial mortgage-backed	2,077,960	41,356	6,787	2,112,529	204
Other asset-backed securities	1,293,628	20,938	16,024	1,298,542	(17,635)
Total debt securities	$45,867,015	$1,735,369	$145,230	$47,457,154	$(43,964)

(1)	Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2)	Represents the amount of non-credit OTTI gains (losses) recognized in other comprehensive income on securities for which credit impairments have been recorded.

19

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The amortized cost, gross unrealized gains and losses, and fair value of debt securities at December 31, 2018, by contractual maturity, are shown below (in thousands). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized(1)	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Due in 1 year or less	$1,597,155	$13,075	$947	$1,609,283
Due after 1 year through 5 years	12,344,255	150,858	89,720	12,405,393
Due after 5 years through 10 years	19,067,702	95,324	549,592	18,613,434
Due after 10 years through 20 years	5,005,714	148,457	116,755	5,037,416
Due after 20 years	9,819,595	150,549	355,427	9,614,717
Residential mortgage-backed	770,697	51,257	8,152	813,802
Commercial mortgage-backed	2,469,784	14,633	33,449	2,450,968
Other asset-backed securities	1,313,498	19,581	12,735	1,320,344
Total	$52,388,400	$643,734	$1,166,777	$51,865,357

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

Securities with a carrying value of $107.1 million and $110.7 million at December 31, 2018 and 2017, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

At December 31, 2018 and 2017, debt securities include $170.4 million and $116.0 million, respectively, held in trust pursuant to the retro treaties with SRZ.

Residential mortgage-backed securities (“RMBS”) include certain RMBS, which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2018	Cost	Gains	Losses	Value
Prime	$211,848	$10,386	$988	$221,246
Alt-A	110,207	22,710	297	132,620
Subprime	110,602	12,170	365	122,407
Total non-agency RMBS	$432,657	$45,266	$1,650	$476,273

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2017	Cost	Gains	Losses	Value
Prime	$171,016	$11,846	$965	$181,897
Alt-A	147,140	23,218	410	169,948
Subprime	143,865	7,861	774	150,952
Total non-agency RMBS	$462,021	$42,925	$2,149	$502,797

The Company defines its exposure to non-agency residential mortgage loans as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.

20

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The following table summarizes the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturities have been in a continuous loss position (dollars in thousands):

	December 31, 2018			December 31, 2017

	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$163,795	$3,974,019	13	$6,730	$819,187	6
Other government securities	4,731	272,178	12	541	50,975	7
Public utilities	51,088	1,502,841	146	3,909	325,474	26
Corporate securities	546,814	17,308,634	1,395	36,783	2,923,660	285
Residential mortgage-backed	2,241	88,304	57	533	66,969	31
Commercial mortgage-backed	13,282	906,683	56	2,479	412,621	33
Other asset-backed securities	1,883	311,333	57	2,477	409,700	58
Total temporarily impaired
securities	$783,834	$24,363,992	1,736	$53,452	$5,008,586	446

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$75,093	$1,420,441	11	$13,643	$894,138	8
Other government securities	9,039	103,619	9	5,780	97,883	4
Public utilities	29,777	520,522	48	6,515	294,916	26
Corporate securities	232,104	3,421,660	321	42,938	1,513,801	123
Residential mortgage-backed	5,911	139,273	77	5,047	172,512	74
Commercial mortgage-backed	20,167	511,273	47	4,308	148,107	22
Other asset-backed securities	10,852	375,711	76	13,547	250,724	46
Total temporarily impaired
securities	$382,943	$6,492,499	589	$91,778	$3,372,081	303

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$238,888	$5,394,460	24	$20,373	$1,713,325	14
Other government securities	13,770	375,797	21	6,321	148,858	11
Public utilities	80,865	2,023,363	194	10,424	620,390	52
Corporate securities	778,918	20,730,294	1,716	79,721	4,437,461	408
Residential mortgage-backed	8,152	227,577	134	5,580	239,481	105
Commercial mortgage-backed	33,449	1,417,956	103	6,787	560,728	55
Other asset-backed securities	12,735	687,044	133	16,024	660,424	104
Total temporarily impaired
securities	$1,166,777	$30,856,491	2,325	$145,230	$8,380,667	749

Other-Than-Temporary Impairments on Available For Sale Securities
The Company periodically reviews its available for sale debt securities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

21

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers. This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions (e.g., minor increases in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary. To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities. Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

The Company recognizes other-than-temporary impairments on debt securities in an unrealized loss position when any of the following circumstances exists:

•	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;

•	The Company intends to sell a security; or,

•	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. As of December 31, 2018 and 2017, assumed default rates for delinquent loans ranged from 15% to 100%. At December 31,

22

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

2018 and 2017, assumed loss severities were applied to generate and analyze cash flows of each security and ranged from 25% to 70%.

These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Other-than-temporary impairments are calculated as the difference between amortized cost and fair value. For other-than-temporarily impaired securities where Jackson does not intend to sell the security and it is not more likely than not that Jackson will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income. The resultant net other-than-temporary impairments recorded in net income reflect only the credit loss on the other-than-temporarily impaired securities. The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities. The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized losses on investments (in thousands):

	Years Ended December 31,
	2018	2017	2016
Available-for-sale debt securities
Realized gains on sale	$52,155	$152,283	$612,422
Realized losses on sale	(59,731)	(201,604)	(205,501)
Impairments:
Total other-than-temporary impairments	(11,358)	(3,070)	(68,511)
Portion of other-than-temporary impairments
included in other comprehensive income	(512)	18	9,562
Net other-than-temporary impairments	(11,870)	(3,052)	(58,949)
Other	818	1,710	1,232
Net realized (losses) gains on non-derivative investments	(18,628)	(50,663)	349,204
Net losses on derivative instruments	(606,371)	(3,376,666)	(4,008,305)
Total net realized losses on investments	$(624,999)	$(3,427,329)	$(3,659,101)
The net losses on derivative instruments included in the above table are further detailed in Note 4.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2018, 2017, and 2016 was $3,903.1 million, $4,276.1 million and $1,662.6 million, respectively, which was approximately 99%, 96%, and 89% of book value, respectively.

23

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The following summarizes the current year activity for credit losses recognized in net income on securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	Years Ended December 31,
	2018	2017
Cumulative credit loss beginning balance	$227,263	$250,124
Additions:
New credit losses	6,082	2,128
Incremental credit losses	782	424
Reductions:
Securities sold, paid down or disposed of	(27,148)	(23,758)
Securities where there is intent to sell	(6,050)	(1,655)
Cumulative credit loss ending balance	$200,929	$227,263

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell debt securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Equity Securities
At December 31, 2018 and 2017, investments in limited partnerships had carrying values of $1,276.3 million and $1,141.1 million, respectively.

In 2017, the Company funded PPM Loan Holding Management Company, LLC, an affiliated investment entity facilitating the issuance of collateralized loan obligations. At December 31, 2018, the Company’s investment in PPM Loan Holding Management Company, LLC had a carrying value of $96.6 million and was included in equity securities.

Limited Partnerships and Limited Liability Companies
The Company invests in certain limited partnerships (“LPs”) and limited liability companies (“LLCs”) that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses, or the right to receive benefits that could potentially be significant to the entities.

The carrying amounts of the Company’s investments in the LPs and LLCs are recognized in equity securities on the consolidated balance sheets. Unfunded commitments for these investments are detailed in Note 13. The Company’s exposure to loss is limited to the capital invested and unfunded commitments related to the LPs and LLCs.

Mutual Funds
The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs.

Mutual funds for which the Company does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance are recognized in equity securities on the consolidated balance sheets and were $56.7 million and nil at December 31, 2018 and 2017, respectively.

24

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity securities on the consolidated balance sheets and were $50.9 million and $7.8 million at December 31, 2018 and 2017, respectively.

Structured Securities
The Company makes investments in structured debt securities issued by VIEs for which it is not the manager. These structured securities include RMBS, CMBS, and ABS. The Company has not provided financial or other support with respect to these VIEs other than the original investment. The Company has determined that it is not the primary beneficiary of these VIEs due to the relative size of the investment in comparison to the principal amount of the structured debt securities issued by the VIEs and the level of credit subordination that reduces the Company’s obligation to absorb losses or right to receive benefits that could potentially be significant to the entities. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost for these investments. The Company recognizes the variable interest in these VIEs at fair value on the consolidated balance sheets.

Commercial Mortgage Loans
Commercial mortgage loans of $9.4 billion and $8.4 billion at December 31, 2018 and 2017, respectively, are reported net of an allowance for loan losses of $5.4 million and $6.8 million at each date, respectively. At December 31, 2018, commercial mortgage loans were collateralized by properties located in 42 states. Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans. Jackson periodically reviews these loans for impairment. During 2018 and 2017, Jackson recognized impairment charges against the allowance for loan losses of $1.7 million and $0.7 million, respectively.

The following table provides a summary of the allowance for losses in the Company’s commercial mortgage loan portfolio at December 31, 2018 and 2017 (in thousands):

Allowance for loan losses:	2018	2017
Balance at beginning of year	$6,844	$3,924
Charge-offs	(1,694)	(665)
Recoveries	—	—
Net charge-offs	(1,694)	(665)
Addition to allowance	291	3,585
Balance at end of year	$5,441	$6,844

The following table provides a summary of the allowance for losses in Jackson’s commercial mortgage loan portfolio (in thousands):

	December 31, 2018		December 31, 2017
	Allowance for Loan Losses	Recorded Investment	Allowance for Loan Losses	Recorded Investment

Individually evaluated for impairment	$—	$—	$766	$3,100
Collectively evaluated for impairment	5,441	9,405,897	6,078	8,432,340
Total	$5,441	$9,405,897	$6,844	$8,435,440

As of December 31, 2018 and 2017, the Company’s commercial mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

25

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Under Jackson's policy for monitoring commercial mortgage loans, all impaired commercial mortgage loans are closely evaluated subsequent to impairment. The table below summarizes the recorded investment, unpaid principal balance, related loan allowance, average recorded investment and investment income recognized on impaired loans (in thousands):

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2018:
Impaired Loans with a Valuation Allowance
Retail	$—	$—	$—	$694	$—
Total	$—	$—	$—	$694	$—
Impaired Loans without a Valuation Allowance
Retail	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—
Total Impaired Loans
Retail	$—	$—	$—	$694	$—
Total	$—	$—	$—	$694	$—

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2017:
Impaired Loans with a Valuation Allowance
Retail	$3,100	$3,866	$766	$2,097	$235
Warehouse	—	—	—	—	—
Total	$3,100	$3,866	$766	$2,097	$235
Impaired Loans without a Valuation Allowance
Retail	$—	$—	$—	$—	$—
Warehouse	—	—	—	1,623	75
Total	$—	$—	$—	$1,623	$75
Total Impaired Loans
Retail	$3,100	$3,866	$766	$2,097	$235
Warehouse	—	—	—	1,623	75
Total	$3,100	$3,866	$766	$3,720	$310

26

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The following tables provide information about the credit quality of commercial mortgage loans (in thousands):

	December 31, 2018
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,427,767	$—	$—	$—	$3,427,767
Hotel	840,919	—	—	—	840,919
Office	1,060,419	—	—	—	1,060,419
Retail	1,787,481	—	—	—	1,787,481
Warehouse	2,289,311	—	—	—	2,289,311
Total	$9,405,897	$—	$—	$—	$9,405,897

	December 31, 2017
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$2,861,428	$—	$—	$—	$2,861,428
Hotel	705,077	—	—	—	705,077
Office	879,676	—	—	—	879,676
Retail	1,610,631	—	—	—	1,610,631
Warehouse	2,378,628	—	—	—	2,378,628
Total	$8,435,440	$—	$—	$—	$8,435,440

As of December 31, 2018 and 2017, there were no commercial mortgage loans involved in troubled debt restructuring.

Securitizations
In 2001, Jackson executed the Morgan Stanley Dean Witter Capital I, Series 2001-PPM (“MSDW”) securitization transaction, contributing commercial mortgages to MSDW and retaining a beneficial interest. Effective January 1, 2010, as a result of adoption of accounting guidance on certain investment funds, the Company was deemed to be the primary beneficiary of MSDW and, therefore, consolidated MSDW. Effective February 13, 2017, Jackson purchased the underlying commercial mortgage loans at fair value, and MSDW was dissolved.

Other Invested Assets
Other invested assets primarily include investments in Federal Home Loan Bank capital stock and real estate. At both December 31, 2018 and 2017, Federal Home Loan Bank capital stock had carrying value of $125.4 million. At December 31, 2018 and 2017, real estate totaling $263.8 million and $228.8 million, respectively, included foreclosed properties with a book value of $0.7 million in both 2018 and 2017.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2018 and 2017, the estimated fair value of loaned securities was $41.9 million and $67.5 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2018 and 2017, cash collateral received in the amount of $43.5 million and $69.8 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received.

Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the

27

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

consolidated balance sheets. During 2018 and 2017, short-term borrowings under such agreements averaged $369.0 million and $474.3 million, respectively, with weighted average interest rates of 1.85% and 0.90% during 2018 and 2017, respectively. At both December 31, 2018 and 2017, the outstanding repurchase agreement balance was nil, collateralized with US Treasury notes and maturing within 30 days, and was included within other liabilities in the consolidated balance sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $6.8 million, $4.3 million, and $1.2 million in 2018, 2017, and 2016, respectively. The highest level of short-term borrowings at any month end was $1,009.9 million in 2018 and $804.9 million in 2017.

Investment Income
The sources of net investment income were as follows (in thousands):

	Years Ended December 31,
	2018	2017	2016
Debt securities	$1,933,243	$1,963,569	$2,122,604
Equity securities	180,962	158,809	188,691
Commercial mortgage loans	340,636	305,338	294,243
Derivative instruments	126,239	246,221	294,366
Policy loans	393,166	400,788	403,403
Other investment income (loss)	52,515	(6,052)	10,762
Total investment income	3,026,761	3,068,673	3,314,069
Less: income on funds held under reinsurance treaties	(310,554)	(322,764)	(318,204)
Less: investment expenses	(114,900)	(91,367)	(80,918)
Net investment income	$2,601,307	$2,654,542	$2,914,947

Unrealized gains included in investment income that were recognized on equity securities held were $169.9 million, $146.2 million, and $176.1 million, respectively, at December 31, 2018, 2017, and 2016. Investment (loss) income of ($0.6) million, $0.6 million, and $2.6 million was recognized on securities carried at fair value recorded through income at December 31, 2018, 2017, and 2016, respectively.

During 2018, investment income was reduced by $310.6 million for expense incurred on the liability for funds held under reinsurance treaties, including $307.2 million on policy loans, $3.2 million of debt security income, $0.6 million loss on debt securities with fair value recorded through the consolidated income statement, and $0.8 million of income from other invested assets. During 2017, investment income was reduced by $322.8 million for expense incurred on the liability for funds held under reinsurance treaties, including $320.1 million on policy loans, $2.4 million of debt security income, $0.4 million loss on debt securities with fair value recorded through the consolidated income statement, and $0.7 million of income from other invested assets. During 2016, investment income was reduced by $318.2 million for expense incurred on the liability for funds held under reinsurance treaties, including $313.8 million on policy loans, $2.4 million of debt security income, $1.7 million gain on debt securities with fair value recorded through the consolidated income statement, and $0.3 million of income from other invested assets.

4.	Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk. Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals. Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding derivatives are carried at fair value with changes recorded in other net investment losses.

Cross-currency swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements. Cross-currency swaps serve to hedge foreign currency exchange risk embedded in the funding agreements and are carried at fair value. The fair value of derivatives embedded in funding agreements, including

28

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in other net investment losses.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions. Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts. Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options, interest rate-contingent options, currency-contingent options, and put spreads), which are used to hedge the Company’s equity risk, including obligations associated with its fixed index annuities and guarantees in variable annuity products, are carried at fair value. These insurance products contain embedded options whose fair values are reported in other contract holder funds and reserves for future policy benefits and claims payable.

Total return swaps, for which the Company receives returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount. Interest rate swaps are carried at fair value.

Treasury futures contracts are used to hedge movements in interest rates and are carried at fair value.

29

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding derivative instruments is as follows (in thousands):

	December 31, 2018
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Cross-currency swaps	$432,811	$6,583	$582,150	$(25,744)	$(19,161)
Equity index call options	41,250,000	73,831	—	—	73,831
Equity index futures	—	—	24,590,242	—	—
Equity index put options	35,000,000	472,828	9,000,000	(278,464)	194,364
Interest rate swaps	11,000,000	163,408	3,000,000	(20,181)	143,227
Put-swaptions	3,000,000	13,987	—	—	13,987
Treasury futures	—	—	4,096,734	—	—
Total	$90,682,811	$730,637	$41,269,126	$(324,389)	$406,248

	December 31, 2017
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Cross-currency swaps	$211,816	$19,416	$404,338	$(4,335)	$15,081
Equity index call options	31,500,000	1,642,827	—	—	1,642,827
Equity index futures	—	—	29,346,663	—	—
Equity index put options	23,750,000	97,062	—	—	97,062
Interest rate swaps	15,500,000	419,662	1,500,000	(2,113)	417,549
Put-swaptions	2,000,000	2	—	—	2
Treasury futures	—	—	502,969	—	—
Total	$72,961,816	$2,178,969	$31,753,970	$(6,448)	$2,172,521

(1)
The notional amount for swaps and put-swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

30

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The following tables reflect the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in thousands):

	Year Ended December 31, 2018
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Equity index call options	$(700,111)	$—	$(700,111)
Equity index futures	2,080,356	—	2,080,356
Equity index put options	(510,618)	—	(510,618)
Fixed index annuity embedded derivatives	42,221	—	42,221
Interest rate swaps	(271,773)	126,239	(145,534)
Put-swaptions	13,686	—	13,686
Treasury futures	29,954	—	29,954
Variable annuity embedded derivatives	(1,290,086)	—	(1,290,086)
Total	$(606,371)	$126,239	$(480,132)

	Year Ended December 31, 2017
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Equity index call options	$1,892,556	$—	$1,892,556
Equity index futures	(5,030,793)	—	(5,030,793)
Equity index put options	(279,592)	—	(279,592)
Fixed index annuity embedded derivatives	(327,420)	—	(327,420)
Interest rate swaps	(182,068)	246,221	64,153
Put-swaptions	(7,515)	—	(7,515)
Treasury futures	34,224	—	34,224
Variable annuity embedded derivatives	523,942	—	523,942
Total	$(3,376,666)	$246,221	$(3,130,445)

	Year Ended December 31, 2016
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Equity index call options	$35,134	$—	$35,134
Equity index futures	(2,730,551)	—	(2,730,551)
Equity index put options	(767,258)	—	(767,258)
Fixed index annuity embedded derivatives	(93,455)	—	(93,455)
Interest rate swaps	(348,710)	294,366	(54,344)
Put-swaptions	70,300	—	70,300
Treasury futures	(45,160)	—	(45,160)
Variable annuity embedded derivatives	(128,605)	—	(128,605)
Total	$(4,008,305)	$294,366	$(3,713,939)

31

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

All of Jackson’s trade agreements for freestanding, over-the-counter derivatives contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2018 and 2017, the fair value of Jackson’s net derivative assets by counterparty were $544.6 million and $2,172.5 million, respectively, and held collateral was $669.1 million and $2,574.8 million respectively, related to these agreements. At December 31, 2018 and 2017, the fair value of Jackson’s net derivative liabilities by counterparty was $138.4 million and nil, respectively, and provided collateral was $133.2 million and nil, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2018 or 2017, in aggregate, Jackson would have had to disburse $129.6 million and $402.2 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities
The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in thousands):

	December 31, 2018
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Derivative assets	$730,637	$—	$730,637	$186,011	$328,687	$210,733	$5,206

Financial Liabilities:
Derivative liabilities	$324,389	$—	$324,389	$186,011	$—	$126,987	$11,391
Securities loaned	43,470	—	43,470	—	43,470	—	—
Total financial liabilities	$367,859	$—	$367,859	$186,011	$43,470	$126,987	$11,391

	December 31, 2017
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Derivative assets	$2,178,969	$—	$2,178,969	$6,448	$905,108	$1,267,413	$—

Financial Liabilities:
Derivative liabilities	$6,448	$—	$6,448	$6,448	$—	$—	$—
Securities loaned	69,785	—	69,785	—	69,785	—	—
Total financial liabilities	$76,233	$—	$76,233	$6,448	$69,785	$—	$—

(1)	Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2)	Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than amounts presented in the tables. The above tables exclude net embedded derivative liabilities of $3,948.0 million and

32

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

$2,896.1 million for 2018 and 2017, respectively, as these derivatives are not subject to master netting arrangements. In addition, repurchase agreements are presented within other liabilities in the consolidated balance sheets.

5.	Fair Value Measurements
The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in thousands). The basis for determining the fair value of each instrument is described in Note 2.

		December 31, 2018		December 31, 2017
		Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
	Debt securities (1)	$51,865,357	$51,865,357	$47,457,154	$47,457,154
	Equity securities	1,748,395	1,748,395	1,153,464	1,153,464
	Commercial mortgage loans	9,405,897	9,282,225	8,435,440	8,554,827
	Policy loans (1)	4,687,437	4,687,437	4,591,132	4,591,132
	Derivative instruments	730,637	730,637	2,178,969	2,178,969
	FHLBI capital stock	125,415	125,415	125,415	125,415
	Cash and cash equivalents	3,741,713	3,741,713	1,617,934	1,617,934
	GMIB reinsurance recoverable	300,600	300,600	252,138	252,138
	Receivables from affiliates	283,793	283,793	312,049	312,049
	Separate account assets	163,301,375	163,301,375	176,578,848	176,578,848

Liabilities
	Other contract holder funds
	Annuity reserves (2)	$38,678,108	$42,728,096	$38,938,615	$46,156,875
	Reserves for guaranteed investment contracts	1,665,967	1,649,954	1,698,178	1,699,627
	Trust instruments supported by funding agreements	7,298,432	7,322,631	5,752,078	5,841,278
	Federal Home Loan Bank funding agreements	1,935,710	1,911,207	1,934,690	1,947,151
	Funds held under reinsurance treaties	3,745,074	3,745,074	3,604,525	3,604,525
	Debt	615,733	683,675	647,718	726,322
	Securities lending payable	43,470	43,470	69,785	69,785
	Derivative instruments	324,389	324,389	6,448	6,448
	Federal Home Loan Bank advances	—	—	600,071	600,071
	Separate account liabilities	163,301,375	163,301,375	176,578,848	176,578,848

(1)	Includes items carried at fair value under the fair value option, for which there is a corresponding liability within funds held under reinsurance treaties.
(2)	Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.

Debt and Equity Securities
The fair values for debt and equity securities (excluding limited partnerships, further described below) are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral

33

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2018 and 2017, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Limited Partnerships
Fair value for limited partnership interests, which are included in equity securities, is generally determined using the proportion of Jackson’s investment in each fund (“NAV equivalent”) as a practical expedient for fair value. No adjustments to these amounts were deemed necessary at December 31, 2018 or 2017. As a result of using the net asset value per share practical expedient, limited partnership interests are not classified in the fair value hierarchy.

The Company’s limited partnership interests are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The term of Jackson’s interest in the partnerships is generally ten years, but may be extended for a period of time under provisions within the partnership agreements, if applicable. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

Commercial Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral. Certain characteristics considered significant in determining the

34

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled - the then current carrying value.  The funds provided are limited to the cash surrender value of the underlying policy.  The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy.  Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.  Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

FHLBI Capital Stock
FHLBI capital stock, which is included in other invested assets, can only be sold to FHLBI at a constant price of $100 per share. Due to the lack of valuation uncertainty, the investment has been classified as Level 1.

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in other net investment losses. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Receivables from Affiliates
The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

Separate Account Assets and Liabilities
Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publically available, and are categorized as Level 2 assets. The values of separate account liabilities are set equal to the values of separate account assets.

Other Contract Holder Funds
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including fixed index annuities, are determined using projected future cash flows discounted at current market interest rates.

The fair value of the fixed index annuities embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

35

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Fair values of the FHLBI funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans and debt securities.

Debt
Fair values for the Company’s surplus notes and other long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models.  Such prices are derived from market observable inputs and are classified as Level 2.  The Squire Surplus Note is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable
The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Repurchase Agreements
Carrying value of the Company’s repurchase agreements, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Federal Home Loan Bank Advances
Carrying value of the Company’s Federal Home Loan Bank advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, primarily non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent components of GMWBs and GMABs are recorded at fair value with changes in fair value recorded in other net investment losses. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Jackson discontinued offering the GMAB in 2011.

Jackson’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in other net investment losses. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related

36

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, persistency, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the Company assumes expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a AA corporate credit curve as an approximation of Jackson’s own credit risk. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2018
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$5,474,783	$5,474,783	$—	$—
Other government securities	1,481,176	—	1,481,176	—
Public utilities	5,918,212	—	5,918,212	—
Corporate securities	34,406,072	—	34,406,072	—
Residential mortgage-backed	813,802	—	813,801	1
Commercial mortgage-backed	2,450,968	—	2,450,968	—
Other asset-backed securities	1,320,344	—	1,320,344	—
Equity securities	501,049	409,698	80,716	10,635
Policy loans	3,543,680	—	—	3,543,680
Derivative instruments	730,637	—	722,132	8,505
Cash and cash equivalents	3,741,713	3,741,713	—	—
GMIB reinsurance recoverable	300,600	—	—	300,600
Separate account assets	163,301,375	—	163,301,375	—
Total	$223,984,411	$9,626,194	$210,494,796	$3,863,421

Liabilities
Embedded derivative liabilities (1)	$3,947,956	$—	$898,263	$3,049,693
Funds held under reinsurance treaties	3,745,074	—	—	3,745,074
Derivative instruments	324,389	—	324,389	—
Total	$8,017,419	$—	$1,222,652	$6,794,767

(1) Includes the embedded derivative liabilities related to GMWB reserves and fixed index annuities.

37

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

	December 31, 2017
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$5,684,673	$5,684,673	$—	$—
Other government securities	854,565	—	854,565	—
Public utilities	4,763,133	—	4,763,133	—
Corporate securities	31,830,310	—	31,830,310	—
Residential mortgage-backed	913,402	—	913,400	2
Commercial mortgage-backed	2,112,529	—	2,112,529	—
Other asset-backed securities	1,298,542	—	1,298,542	—
Equity securities	12,341	19	12,211	111
Policy loans	3,397,764	—	—	3,397,764
Derivative instruments	2,178,969	—	2,173,038	5,931
Cash and cash equivalents	1,617,934	1,617,934	—	—
GMIB reinsurance recoverable	252,138	—	—	252,138
Separate account assets	176,578,848	—	176,578,848	—
Total	$231,495,148	$7,302,626	$220,536,576	$3,655,946

Liabilities
Embedded derivative liabilities (1)	$2,896,141	$—	$1,184,999	$1,711,142
Funds held under reinsurance treaties	3,604,525	—	—	3,604,525
Derivative instruments	6,448	—	6,448	—
Total	$6,507,114	$—	$1,191,447	$5,315,667

(1) Includes the embedded derivative liabilities related to GMWB reserves and fixed index annuities.

38

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in thousands).

	December 31, 2018
Assets	Total	Internal	External
Debt securities
Residential mortgage-backed	$1	$1	$—
Equity securities	10,635	111	10,524
Policy loans	3,543,680	3,543,680	—
Derivative instruments	8,505	—	8,505
GMIB reinsurance recoverable	300,600	300,600	—
Total	$3,863,421	$3,844,392	$19,029

Liabilities
Embedded derivative liabilities (1)	$3,049,693	$3,049,693	$—
Funds held under reinsurance treaties	3,745,074	3,745,074	—
Total	$6,794,767	$6,794,767	$—

	December 31, 2017
Assets	Total	Internal	External
Debt securities
Residential mortgage-backed	$2	$2	$—
Equty securities	111	111	—
Policy loans	3,397,764	3,397,764	—
Derivative instruments	5,931	—	5,931
GMIB reinsurance recoverable	252,138	252,138	—
Total	$3,655,946	$3,650,015	$5,931

Liabilities
Embedded derivative liabilities (1)	$1,711,142	$1,711,142	$—
Funds held under reinsurance treaties	3,604,525	3,604,525	—
Total	$5,315,667	$5,315,667	$—
(1) Includes the embedded derivatives related to GMWB reserves.
External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

39

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in thousands):

	December 31, 2018
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Policy loans	$3,543,680	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	300,600	Discounted cash flow	See below	See below	See below
Total	$3,844,280

Liabilities
Embedded derivative liabilities	$3,049,693	Discounted cash flow	See below	See below	See below
Funds held under reinsurance treaties	3,745,074	Carrying value of asset	N/A	N/A	N/A
Total	$6,794,767

	December 31, 2017
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Policy loans	$3,397,764	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	252,138	Discounted cash flow	See below	See below	See below
Total	$3,649,902

Liabilities
Embedded derivative liabilities	$1,711,142	Discounted cash flow	See below	See below	See below
Funds held under reinsurance treaties	3,604,525	Carrying value of asset	N/A	N/A	N/A
Total	$5,315,667

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

As of December 31, 2018 and 2017, securities of $112 thousand and $113 thousand, respectively, are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, persistency, and mortality. In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in allocation to equity funds would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed mortality would decrease (increase) the fair value of the reinsurance recoverable; and an increase (decrease) in long-term market volatility would increase (decrease) the fair value of the reinsurance recoverable.

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities.  These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.   Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility.  The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the

40

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

liabilities; an increase (decrease) in allocation to equity funds would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed mortality would decrease (increase) the fair value of the liabilities; and an increase (decrease) in long-term market volatility would increase (decrease) the fair value of the liabilities.

The tables below provide rollforwards for 2018 and 2017 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments. Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2018	Income	Income	Settlements	Level 3	2018
Assets
Debt securities
Residential mortgage-backed	$2	$—	$—	$(1)	$—	$1
Equity securities	111	—	—	10,524	—	10,635
Policy loans	3,397,764	3,970	—	141,946	—	3,543,680
Derivative instruments	5,931	(3,011)	—	5,585	—	8,505
GMIB reinsurance recoverable	252,138	48,462				300,600

Liabilities
Embedded derivative liabilities (1)	$(1,711,142)	$(1,338,551)	$—	$—	$—	$(3,049,693)
Funds held under reinsurance treaties	(3,604,525)	(1,001)	475	(140,023)	—	(3,745,074)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2017	Income	Income	Settlements	Level 3	2017
Assets
Debt securities
Residential mortgage-backed	$4	$—	$—	$(2)	$—	$2
Other asset-backed securities	—	8	—	(8)	—	—
Equity securities	111	—	—	—	—	111
Policy loans	3,301,038	(3,689)	—	100,415	—	3,397,764
Derivative instruments	18,970	(53,334)	—	40,295	—	5,931
GMIB reinsurance recoverable	304,927	(52,789)	—	—	—	252,138

Liabilities
Embedded derivative liabilities (1)	$(2,287,873)	$576,731	$—	$—	$—	$(1,711,142)
Funds held under reinsurance treaties	(3,523,106)	2,508	237	(84,164)	—	(3,604,525)

(1) Includes the embedded derivative related to GMWB reserves.

41

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The components of the amounts included in purchases, sales, issuances, and settlements for years ended December 31, 2018 and 2017 shown above are as follows (in thousands):

	December 31, 2018
	Purchases	Sales	Issuances	Settlements	Total
Assets
Debt securities
Residential mortgage-backed	$—	$(1)	$—	$—	$(1)
Equity Securities	10,524	—	—	—	10,524
Policy loans	—	—	372,211	(230,265)	141,946
Derivative instruments	5,585	—	—	—	5,585
Total	$16,109	$(1)	$372,211	$(230,265)	$158,054

Liabilities
Funds held under reinsurance treaties	$—	$—	$(496,705)	$356,682	$(140,023)

	December 31, 2017
	Purchases	Sales	Issuances	Settlements	Total
Assets
Debt securities
Residential mortgage-backed	$—	$(2)	$—	$—	$(2)
Other asset-backed securities	—	(8)	—	—	(8)
Policy loans	—	—	303,216	(202,801)	100,415
Derivative instruments	40,295	—	—	—	40,295
Total	$40,295	$(10)	$303,216	$(202,801)	$140,700

Liabilities
Funds held under reinsurance treaties	$—	$—	$(400,433)	$316,269	$(84,164)

There were no transfers from Level 3 to Level 2 of the fair value hierarchy during 2018 and 2017. There were no transfers from Level 2 to Level 3 during 2018 and 2017. There were no transfers between Level 1 and 2 of the fair value hierarchy in 2018 or 2017.

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2018 and 2017 was as follows (in thousands):

	2018	2017
Assets
Derivative instruments	$(2,505)	$(34,364)
GMIB reinsurance recoverable	48,463	(52,789)

Liabilities
Embedded derivative liabilities	$(1,338,551)	$576,731
Funds held under reinsurance treaties	475	237

42

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Fair Value of Financial Instruments Carried at Other Than Fair Value
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in thousands).

		December 31, 2018		December 31, 2017
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Commercial mortgage loans	Level 3	$9,405,897	$9,282,225	$8,435,440	$8,554,827
Policy loans	Level 3	1,143,757	1,143,757	1,193,368	1,193,368
FHLBI capital stock	Level 1	125,415	125,415	125,415	125,415
Receivables from affiliates	Level 3	283,793	283,793	312,049	312,049

Liabilities
Other contract holder funds
Annuity reserves (1)	Level 3	$34,730,152	$38,780,140	$36,042,474	$43,260,734
Reserves for guaranteed investment contracts	Level 3	1,665,967	1,649,954	1,698,178	1,699,627
Trust instruments supported by funding agreements	Level 3	7,298,432	7,322,631	5,752,078	5,841,278
Federal Home Loan Bank funding agreements	Level 3	1,935,710	1,911,207	1,934,690	1,947,151
Debt - Squire Surplus Note	Level 3	283,793	283,793	310,776	310,776
Debt - all other	Level 2	331,940	399,882	336,942	415,546
Securities lending payable	Level 2	43,470	43,470	69,785	69,785
Federal Home Loan Bank advances	Level 2	—	—	600,071	600,071
Separate account liabilities (2)	Level 2	163,301,375	163,301,375	176,578,848	176,578,848

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments.
(2) The values of separate account liabilities are set equal to the values of separate account assets.

Fair Value Option
The Company elected the fair value option for certain assets, which are held as collateral for reinsurance. Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option. The value of the funds held liability is equal to the fair value of the assets held as collateral. The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statements. Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

6.	Deferred Acquisition Costs and Deferred Sales Inducements

The balances of and changes in deferred acquisition costs, as of and for the years ended December 31, were as follows (in thousands):

	2018	2017	2016
Balance, beginning of year	$10,540,588	$9,678,063	$8,438,804
Deferrals of acquisition costs	747,095	839,143	903,479
Amortization related to:
Operations	(957,216)	(475,587)	(511,028)
Derivatives	(148,053)	579,923	793,306
Net realized losses (gains)	498	3,965	(26,981)
Total amortization	(1,104,771)	108,301	255,297
Unrealized investment losses (gains)	274,774	(84,919)	80,483
Balance, end of year	$10,457,686	$10,540,588	$9,678,063

43

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The balances of and changes in deferred sales inducements, which are reported in other assets, as of and for the years ended December 31, were as follows (in thousands):

	2018	2017	2016
Balance, beginning of year	$644,006	$696,636	$754,690
Deferrals of sales inducements	12,109	14,877	19,978
Amortization related to:
Operations	(31,802)	(64,178)	(112,698)
Derivatives	(129)	13,483	21,618
Net realized losses (gains)	76	625	(4,365)
Total amortization	(31,855)	(50,070)	(95,445)
Unrealized investment losses (gains)	46,234	(17,437)	17,413
Balance, end of year	$670,494	$644,006	$696,636

7.	Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, modified coinsurance, yearly renewable term, or, with Brooke Life, a monthly renewable term basis. The Company regularly monitors the financial strength rating of its reinsurers.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Effective October 1, 2018, the Company entered into a reinsurance agreement with John Hancock to assume its U.S. Group Payout Annuity business. The transaction is structured as indemnity reinsurance by Jackson of John Hancock’s approximately 186,000 Group Payout Annuity certificates representing $5.0 billion of assumed premiums, ceding commission income of $555.0 million and $5.5 billion of reserves.

Jackson’s GMIBs are reinsured with an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in other net investment losses. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005.

The Company has three retro treaties with SRZ. Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business. These blocks of business include disability income and accident and health business, a mix of life and annuity insurance business, and corporate owned life insurance business.

Pursuant to the retro treaties, the Company holds certain assets, primarily policy loans and debt securities, as collateral. This collateral is reported as a liability as funds held under reinsurance treaties on the consolidated balance sheets. This funds held liability was $3.7 billion and $3.6 billion at December 31, 2018 and 2017, respectively.

44

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The effect of reinsurance on premium was as follows (in thousands):

	Years Ended December 31,
	2018	2017	2016
Direct premium:
Life	$459,025	$518,819	$578,120
Accident and health	43,855	49,180	54,900
Plus reinsurance assumed:
Life	41,603	68,290	56,559
Group payout annuity	4,983,165	—	—
Accident and health	6,898	8,098	9,246
Less reinsurance ceded:
Life	(346,662)	(402,803)	(388,949)
Annuity guaranteed benefits	(14,307)	(15,227)	(16,119)
Accident and health	(50,754)	(57,278)	(64,146)
Total premium	$5,122,823	$169,079	$229,611

The effect of reinsurance on benefits was as follows (in thousands):

	Years Ended December 31,
	2018	2017	2016
Direct benefits:
Life	$1,180,590	$1,261,108	$1,331,018
Accident and health	139,546	132,471	126,525
Annuity guaranteed benefits	103,216	101,326	123,629
Plus reinsurance assumed:
Life	239,582	248,917	228,129
Group payout annuity	125,050	—	—
Accident and health	24,154	26,731	28,136
Less reinsurance ceded:
Life	(530,953)	(576,447)	(534,486)
Accident and health	(163,700)	(159,202)	(154,661)
Deferral of contract enhancements	(3,622)	(4,382)	(7,669)
Group payout annuity reserves assumed	5,482,451	—	—
Change in reserves, net of reinsurance	389,198	97,818	(140,341)
Total benefits	$6,985,512	$1,128,340	$1,000,280

Components of the Company’s reinsurance recoverable were as follows (in thousands):

	December 31,
	2018	2017
Reserves:
Life	$6,491,616	$6,668,525
Accident and health	589,513	600,119
Guaranteed minimum income benefits	300,600	252,138
Other annuity benefits	198,540	207,016
Claims liability	915,815	965,930
Other	1,762	8,362
Total	$8,497,846	$8,702,090

45

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $36.5 million and $38.0 million at December 31, 2018 and 2017, respectively. At December 31, 2018, the largest amount ceded to any reinsurer totaled $6.1 billion, which was primarily related to the retro treaties, which are fully collateralized.

The following table sets forth the Company’s net life insurance in-force (in millions):

	December 31,
	2018	2017
Direct life insurance in-force	$165,033	$188,920
Amounts assumed from other companies	19,214	20,174
Amounts ceded to other companies	(114,847)	(131,305)
Net life insurance in-force	$69,400	$77,789

8.	Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in thousands):

	December 31,
	2018	2017
Traditional life	$5,118,909	$5,500,369
Guaranteed benefits	5,882,531	3,925,663
Claims payable	988,614	915,761
Accident and health	1,327,438	1,362,054
Group payout annuities	5,482,451	—
Other	958,038	1,010,687
Total	$19,757,981	$12,714,534

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, persistency and expenses, plus provisions for adverse deviation. These assumptions are not unlocked unless the reserve is determined to be deficient.

The Company’s liability for future policy benefits also includes liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 9.

The following table sets forth the Company’s liabilities for other contract holder funds balances (in thousands):

	December 31,
	2018	2017
Interest-sensitive life	$12,514,825	$12,778,982
Variable annuity fixed option	8,545,541	8,334,585
Fixed annuity	17,380,310	18,304,874
Fixed index annuity	11,108,471	11,939,212
GICs, funding agreements and FHLB advances	10,900,108	9,384,946
Total	$60,449,255	$60,742,599

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business, which is further discussed below. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to previously acquired business. At December 31, 2018, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.67% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5% and a 2.35% average guaranteed rate.

46

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate. This adjustment was recorded in reserves for future policy benefits and claims payable. This component of the reserve is reassessed at the end of each period, taking into account changes in the inforce block. Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statements.

At both December 31, 2018 and 2017, approximately 88% of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31, 2018

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$3,184.6	$1,887.8	$4,585.3	$9,657.7
>1.0% - 2.0%	883.4	6,377.1	1,372.9	8,633.4
>2.0% - 3.0%	7,533.5	2,843.6	2,189.6	12,566.7
>3.0% - 4.0%	1,622.5	—	—	1,622.5
>4.0% - 5.0%	2,285.4	—	—	2,285.4
>5.0% - 5.5%	286.1	—	—	286.1
Total	$15,795.5	$11,108.5	$8,147.8	$35,051.8

	December 31, 2017

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$3,158.1	$1,892.9	$4,263.4	$9,314.4
>1.0% - 2.0%	1,033.4	6,969.5	1,970.6	9,973.5
>2.0% - 3.0%	8,141.8	3,076.8	1,749.7	12,968.3
>3.0% - 4.0%	1,720.8	—	—	1,720.8
>4.0% - 5.0%	2,359.5	—	—	2,359.5
>5.0% - 5.5%	297.7	—	—	297.7
Total	$16,711.3	$11,939.2	$7,983.7	$36,634.2

At both December 31, 2018 and 2017, approximately 81% of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates, excluding the business that is subject to the previously mentioned retro treaties (in millions):

	December 31,
Minimum	2018	2017
Guaranteed Interest Rate	Account Value - Interest Sensitive Life
>2.0% - 3.0%	$291.2	$299.2
>3.0% - 4.0%	3,048.9	3,166.9
>4.0% - 5.0%	2,682.7	2,785.6
>5.0% - 6.0%	2,168.4	2,233.1
Subtotal	8,191.2	8,484.8
Retro treaties	4,323.6	4,294.2
Total	$12,514.8	$12,779.0

The Company has established a European Medium Term Note program, with up to $5.8 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited

47

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2018 and 2017 totaled $(11.1) million and $25.6 million, respectively.

The Company has established a $20.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2018 and 2017 totaled $7.3 billion and $5.7 billion, respectively.
Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in other net investment losses.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI. At both December 31, 2018 and 2017, the Company held $125.4 million of FHLBI capital stock, supporting $2.0 billion and $2.6 billion in funding agreements, short-term and long-term borrowing capacity in 2018 and 2017, respectively.

9.	Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees
The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statements with the exception of changes in embedded derivatives, which are included in other net investment losses. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

48

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

At December 31, 2018 and 2017, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
					Period
				Weighted	until
December 31, 2018	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$125,644.3	$5,651.5	66.5 years
GMWB - Premium only	0%	2,450.1	79.5
GMWB	0-5%*	250.6	25.4
GMAB - Premium only	0%	33.5	—
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		10,865.3	1,417.9	67.1 years
GMWB - Highest anniversary only		2,827.4	400.2
GMWB		681.6	113.4
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	6,946.7	1,549.9	69.5 years
GMIB	0-6%	1,599.0	825.1		0.1 years
GMWB	0-8%*	116,901.6	21,441.6

					Average
					Period
				Weighted	until
December 31, 2017	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$135,890.3	$2,251.9	66.0 years
GMWB - Premium only	0%	2,885.7	27.2
GMWB	0-5%*	318.0	18.2
GMAB - Premium only	0%	51.3	—
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		12,309.0	129.7	66.5 years
GMWB - Highest anniversary only		3,310.1	68.4
GMWB		902.9	64.1
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	7,703.2	576.2	69.0 years
GMIB	0-6%	2,007.1	590.3		0.4 years
GMWB	0-8%*	126,118.1	5,942.3

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

49

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits. The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2018	2017
Equity	$99,834.2	$109,363.9
Bond	17,704.9	18,907.3
Balanced	25,348.7	26,855.4
Money market	1,049.5	921.6
Total	$143,937.3	$156,048.2

GMDB liabilities reflected in the general account were as follows (in millions):

	2018	2017
Balance at January 1	$1,051.4	$858.3
Incurred guaranteed benefits	562.0	286.1
Paid guaranteed benefits	(93.6)	(93.0)
Balance at December 31	$1,519.8	$1,051.4

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the consolidated income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2018 and 2017 (except where otherwise noted):

1)	Use of a series of stochastic investment performance scenarios, based on historical average market volatility.

2)	Mean investment performance assumption of 7.4% after investment management fees, but before investment advisory fees and mortality and expense charges.

3)	Mortality equal to 25% to 100% of the Annuity 2000 table (2017: 23% to 100%).

4)	Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.4% to 27.9% (before application of dynamic adjustments).

5)	Discount rates: 7.4% on 2013 and later issues, 8.4% on 2012 and prior issues.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in net income. The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 5. The fair valued GMWB had a reserve liability of $3,049.8 million and $1,711.4 million at December 31, 2018 and 2017, respectively, and was reported in reserves for future policy benefits and claims payable.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2018 and 2017, these GMWB reserves totaled $175.4 million and $106.9 million, respectively, and were reported in reserves for future policy benefits and claims payable.

50

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

GMAB benefits were offered on some variable annuity plans. However, the Company no longer offers these benefits. The GMAB had an asset value that was immaterial to the consolidated financial statements at both December 31, 2018 and 2017, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2018 and 2017, GMIB reserves before reinsurance totaled $109.7 million and $68.6 million, respectively.

Other Liabilities - Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for universal life (“UL”) plans with secondary guarantees, interest-sensitive life (“ISWL”) plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2018			December 31, 2017
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
UL insurance benefit *	$890.2	$21,805.8	62.2	$858.7	$23,163.1	61.5 years
ISWL account balance
adjustment	122.6	n/a	n/a	118.7	n/a	n/a

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits and thus, may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2018 and 2017:

1)	Use of a series of deterministic premium persistency scenarios.

2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.

3)	Discount rates equal to credited interest rates, approximately 3.0% to 5.5% in 2018 and 4.0% to 5.5% in 2017.

The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. A liability is established to cover future annuitization benefits in excess of surrender values, and was immaterial to the consolidated financial statements at both December 31, 2018 and 2017. In 2015, the Company began offering an optional lifetime income rider with certain of its fixed index annuities. The liability established for this rider was $0.8 million and $8.2 million at December 31, 2018 and 2017.

10.	Debt

The aggregate carrying value of borrowings was as follows (in thousands):

	December 31,
	2018	2017
	Carrying	Carrying
	Value	Value
Surplus notes	$533,351	$560,297
FHLBI bank loans	82,382	87,421
Total	$615,733	$647,718

At December 31, 2017, the above borrowings were all due after five years.

51

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Surplus notes
Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law.

On March 15, 1997, Jackson issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20.4 million in 2018, 2017, and 2016.

In conjunction with a reserve financing transaction, Squire Re II issued the Squire Surplus Note to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.35%, payable quarterly. During 2018, 2017, and 2016 interest expense on the Squire Surplus Note was $12.7 million, $14.0 million, and nil, respectively.

Federal Home Loan Bank Loans
The Company received loans of $50.0 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight line basis over the loan term.  The weighted average interest rate on these loans was 1.90% in 2018 and 0.94% in 2017.  The outstanding balance on these loans was $82.4 million and $87.4 million at December 31, 2018 and 2017, respectively.  During 2018, 2017, and 2016, interest expense for these loans totaled $1.6 million, $805 thousand, and $405 thousand, respectively. At December 31, 2018, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $124.8 million.

11.	Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of nil and $600.1 million were outstanding at December 31, 2018 and 2017, respectively, and were recorded in other liabilities. The Company paid interest of $2.6 million, $3.4 million, and $594 thousand on such advances in 2018, 2017, and 2016, respectively.

12.	Income Taxes

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Act”) was signed into law.  The Tax Act changed many aspects of the U.S. corporate income tax system, including a reduction of the U.S. federal corporate income tax rate from 35% to 21%, effective January 1, 2018.  In accordance with current U.S. GAAP, the effects of changes in tax rates and laws on deferred tax balances are to be recognized in the period in which legislation is enacted.  Therefore, the Company remeasured its deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is now 21%. As a result of this reduction, the Company recognized additional tax (benefit) expense of ($11.1) million and $355.4 million in 2018 and 2017, respectively, due to the rescaling of deferred tax assets and liabilities. In 2017, the Company also recognized a tax benefit of $141.0 million due to the impact of the Tax Act on deferred taxes related to unrealized holding gains and losses. As described in Note 2, in accordance with ASU No. 2018-02, this stranded tax benefit was reclassified from AOCI to retained earnings.

The components of the provision for federal income taxes were as follows (in thousands):

	Years Ended December 31,
	2018	2017	2016
Current tax expense (benefit)	$113,822	$(218,106)	$665,086
Deferred tax expense (benefit)	128,484	525,481	(771,586)
Income tax expense (benefit)	$242,306	$307,375	$(106,500)

52

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The federal income tax provisions differ from the amounts determined by multiplying pre-tax income attributable to Jackson by the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 as follows (in thousands):

	Years Ended December 31,
	2018	2017	2016
Income taxes at statutory rate	$471,793	$248,554	$233,079
Dividends received deduction	(114,574)	(346,330)	(314,672)
U.S. federal tax reform impact	(11,119)	355,432	—
Provision for uncertain tax benefit	4,818	32,178	—
Contribution of capitalized affiliate	(77,896)	—	—
Other	(30,716)	17,541	(24,907)
Income tax expense (benefit)	$242,306	$307,375	$(106,500)

Effective tax rate	10.8%	43.3%	-16.0%

Federal income taxes paid (received) were $35.4 million, $(13.2) million, and $335.0 million in 2018, 2017, and 2016, respectively.

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2018	2017
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$2,772,810	$2,434,237
Derivative investments	129,945	795,965
Deferred compensation	124,699	76,458
Net operating loss carryforward	64,869	46,204
Net unrealized loss on available for sale securities	117,249	—
Other, net	33,076	72,941
Total gross deferred tax asset	3,242,648	3,425,805

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(2,127,086)	(2,202,104)
Other investment items	(330,994)	(405,459)
Net unrealized gains on available for sale securities	—	(259,110)
Other, net	(52,472)	(74,908)
Total gross deferred tax liability	(2,510,552)	(2,941,581)

Net deferred tax asset	$732,096	$484,224

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes as of December 31, 2018, it is more likely than not that the deferred tax assets will be realized. At December 31, 2018 and 2017, the Company did not have a valuation allowance.

53

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

During 2016, Jackson reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.

At December 31, 2018, the Company had a federal tax ordinary loss carryforward of $308.8 million, of which $179.0 million was attributable to a previous acquisition, which begins to expire in 2026. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation is approximately $21.0 million. The remaining $129.8 million of loss carryforward is attributable to NPH which was contributed to the Company as discussed in Note 1. This loss carryforward has no expiration, but is subject to an overall limitation of 80% of the tax income of the Brooke Life Consolidated tax group and the limitation on offsetting life income with non-life losses of the lesser of 35% of the loss carryforward or 35% of the tax income for the Brooke Life consolidated tax group.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. As of December 31, 2017, the Company established a reserve related to exclusion of short-term capital gains from the separate account dividends received deduction (“DRD”) calculation. As of December 31, 2018, the Company established a reserve related to the change in the calculation of its tax basis reserves of $3.2 million. The following table summarizes the changes in the Company’s unrecognized tax benefits (in thousands):

	December 31,
	2018	2017

Unrecognized tax benefit, beginning of year	$32,178	$—
Additions for tax positions identified	4,818	32,178
Reduction of tax positions of closed prior years	—	—
Reduction of reserve	—	—
Unrecognized tax benefit, end of year	$36,996	$32,178

The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2018, 2017, or 2016.

Based on information available as of December 31, 2018, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

The Company is generally no longer subject to U.S. federal, state, and local income tax examinations by tax authorities for years prior to 2012.

13.	Commitments, Contingencies, and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2018 and 2017, Jackson recorded accruals totaling $28.0 million and $11.3 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received, the Company’s reserve for future state guaranty fund assessments was $2.8 million and $3.5 million at the end of 2018 and 2017, respectively. At December 31,

54

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

2018 and 2017, related premium tax offsets were $1.0 million and $1.5 million, respectively. While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

At December 31, 2018, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $845.8 million. At December 31, 2018, unfunded commitments related to commercial mortgage loans and other debt securities totaled $439.7 million.

The Company has two separate service agreements with third party administrators to provide policyholder administrative services. These agreements, subject to certain termination provisions, have ten and twelve-year terms and expire in 2020 and 2030.

The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2018, Jackson recorded a liability of $14.3 million for future lease payments. Lease expense was $40.0 million, $32.7 million, and $31.3 million in 2018, 2017, and 2016, respectively. At December 31, 2018, future minimum payments under these noncancellable operating leases were as follows (in thousands):

2019	$10,777
2020	10,098
2021	7,642
2022	6,296
2023	5,952
Thereafter	13,281
Total	$54,046

In 2018, the Company announced the closing of its Denver office as part of a strategic reorganization of the distribution platform. The Company determined that the lease obligation for this building exceeds the economic benefit for the remainder of the contract, resulting in an expense accrual of $8.6 million in 2018.

14.	Share-Based Compensation

Certain employees participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that are tradable on the New York Stock Exchange and are described below.

At certain times, the Company may grant one-off type retention awards to certain key senior executives within Jackson. These awards are subject to the prior approval of the Jackson Remuneration Committee and are nil cost awards with a contingent right to receive Prudential ADRs. The awards are contingent upon continued employment of the recipient through the award vesting date. There are no performance measurements with these awards.

The Company classifies the above plan as an equity settled plan and, therefore, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the consolidated statements of equity. At December 31, 2018 and 2017, the Company had $3.6 million and $10.2 million, respectively, reserved for future payments under this plan.

The Company either acquires shares/ADRs or reimburses Prudential for the costs of any shares/ADRs that were distributed to participants in the above plans, or may be distributed in the future. The shares/ADRs acquired for all the share-award plans are held at cost in a trust account for future distributions. The Company reflects the costs of shares/ADRs held within the consolidated balance sheet as shares held in trust. At December 31, 2018 and 2017, the Company had $11.4 million and $18.9 million of shares/ADRs held at cost in the trust, respectively.

The Company also had a performance-related share award plan which, subject to the prior approval of the Jackson Remuneration Committee, granted share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs. These share awards were based on the compound annual European Embedded Value (“EEV”) imputed growth in shareholder value of the U.S. business, had vesting periods of four years and were at nil cost to the employee. Share awards vested between 0% (less than 8% growth) and 150%

55

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

(more than 17.5% growth) of the grant amounts dependent on the compound annual growth rate attained over the performance period. Award holders did not have any right to dividends or voting rights attached to the ADRs granted during the performance period. In 2013, this plan was replaced by the Prudential Long-Term Incentive Plan (“PLTIP”) as further described below. As of December 31, 2016, there were no remaining outstanding shares under this plan.

The PLTIP is a Prudential incentive plan in which the Company may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs, subject to the prior approval of the Jackson Remuneration Committee.  These share awards vest based on the achievement of planned International Financial Reporting Standards (“IFRS”) pretax operating income for the U.S. business, have vesting periods of three years and are at nil cost to the employee.  Share awards vest between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period.  Award holders do not have any right to dividends or voting rights attached to the ADRs granted during the performance period.  Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period are added to vested awards.

The Company classifies these plans as liability settled plans and, therefore, reflects the accrued compensation expense and the value of the shares distributed under the plans within other liabilities. At December 31, 2018 and 2017, the Company had $84.5 million and $98.6 million, respectively, accrued for future payments under these plans.

The Company recognizes share-based compensation expense associated with the above plans based on the grant-date award fair value ratably over the requisite service period of each individual grant, which generally equals the vesting period. Additional compensation expense is recognized based on the change in fair value of the award at the end of each reporting period. The Company estimates forfeitures when calculating share-based compensation expense.

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	Years Ended December 31,
	2018	2017	2016
Prudential LTIP	$26.6	$66.3	$28.3
Retention Share Plan	(0.3)	4.5	2.5
Jackson performance plan	—	—	(0.8)
Total compensation expense related to incentive plans	$26.3	$70.8	$30.0

Income tax benefit	$5.5	$10.7	$10.5

The total unrecognized compensation expense related to all share-based plans at December 31, 2018 was $46.9 million with a weighted average remaining period of 1.22 years.

During 2015, certain one-off type retention awards were issued. There were no new grants under the performance plan.

The weighted average share/ADR fair values of share-based awards granted by the PLTIP during 2018, 2017, and 2016 were $49.44, $42.12, and $37.27, respectively.

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date. The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models. These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term.

56

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Outstanding non-vested Prudential ADRs granted were as follows:

	Prudential LTIP
	ADR's	Weighted Average Grant Date Fair Value
At December 31, 2016	3,377,235	$42.61

Granted	1,495,495	42.12
Exercised	920,279	42.89
Lapsed/Forfeited	261,372	41.62
At December 31, 2017	3,691,079	$42.41

Granted	1,231,568	49.44
Exercised	829,976	50.47
Lapsed/Forfeited	290,968	45.56
At December 31, 2018	3,801,703	$42.68

At December 31, 2018 and 2017, there were nil and 117,814, respectively, non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $46.68.

15.	Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, while Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend, ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus).  At December 31, 2018, the Company had $866.2 million of adjusted earned surplus available for dividends.  Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31.  The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend.  The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2019, is estimated to be $884.2 million, subject to the availability of adjusted earned surplus as of the dividend date.

Dividends from the Company to its parent were $451.9 million, $600.5 million, and $550.7 million in 2018, 2017, and 2016, respectively. Jackson’s 2018, 2017, and 2016 dividends include $1.9 million, $0.5 million, and $0.7 million, respectively, related to Jackson’s forgiveness of Brooke Life’s intercompany tax liability.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.8 billion and $3.9 billion at December 31, 2018 and 2017, respectively. Statutory net income (loss) of the Company, as reported in its Annual Statement, was $1,896.3 million, $168.4 million, and ($563.8) million in 2018, 2017, and 2016, respectively.

The commissioner has granted Jackson a permitted practice that allows Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required. Jackson is required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code. This permitted practice expires on October 1, 2019. At December 31, 2018 and 2017, the effect of the permitted practice decreased statutory surplus by $164.7 million and $480.2 million, net of tax, respectively. The permitted practice had no impact on statutory net income.

57

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. Pursuant to Michigan Insurance Law, the Company reported $236.5 million and $229.3 million of statutory basis VOBA at December 31, 2018 and 2017, respectively, which is fully admissible.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC (“ACL RBC”), calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“Company action level RBC”). At December 31, 2018, the Company’s TAC was more than 400% of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2018 and 2017, there were no significant exceptions with any ratios.

16.	Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor, and PPM Finance, Inc. (collectively, “PPM”). PPM is ultimately a wholly owned subsidiary of Prudential. The Company paid $68.9 million, $45.8 million, and $47.4 million to PPM for investment advisory services during 2018, 2017, and 2016, respectively.

NPH, Jackson’s affiliated broker-dealer network, distributed products issued by Jackson and received commissions and fees from Jackson. Commissions and fees paid by Jackson to NPH during 2018, 2017, and 2016 totaled $5.6 million, $100.2 million, and $107.3 million, respectively. In December 2018, the broker dealers were consolidated into NPH, which was then contributed to Jackson via Brooke Life, and converted to NPH LLC.

Jackson has entered into shared services administrative agreement with both NPH and PPMA. Under the shared services administrative agreements, Jackson charged $8.3 million, $16.6 million, and $12.5 million of certain management and corporate services costs to these affiliates in 2018, 2017, and 2016, respectively.

Jackson provides a $100.0 million revolving credit facility to Brooke (Holdco1) Inc., an upstream holding company. The loan is unsecured, matures in December 2021, accrues interest at LIBOR plus 2%, and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2018 and 2017. The highest outstanding loan balance during both 2018 and 2017 was nil. During 2018, 2017, and 2016, interest and commitment fees totaled $100 thousand, $65 thousand, and $40 thousand, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures in September 2023, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2018 and 2017. The highest outstanding loan balance during both 2018 and 2017 was nil. Interest and commitment fees totaled $0.1 million each year for 2018, 2017 and 2016.

Jackson provides a $20.0 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2019, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at December 31, 2018 and 2017, was nil and $1.5 million, respectively. The highest outstanding loan balance during both 2018 and 2017 was $1.5 million. Interest and commitment fees totaled $0.1 million each year for 2018, 2017, and 2016.

Jackson provides, through its PGDS subsidiary, information technology services to certain Prudential affiliates. Jackson recognized $2.8 million, $3.7 million, and $7.3 million of revenue associated with these services during 2018, 2017, and 2016, respectively. This revenue is included in other income in the accompanying consolidated income statements. This revenue is substantially equal to the costs incurred by PGDS to provide the services, which are reported in general and administrative expenses in the consolidated income statements.

58

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

17.	Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates. To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $31.3 million, $29.7 million, and $26.0 million in 2018, 2017, and 2016, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees of Jackson and certain affiliates. At December 31, 2018 and 2017, the liability for such plans totaled $559.6 million and $329.6 million, respectively, and is reported in other liabilities. The Company’s (income) expense related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elected deferrals, was $(1.3) million, $41.5 million, and $37.4 million in 2018, 2017, and 2016, respectively. Jackson hedges this liability within its overall hedging strategy.

18.	Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in thousands):

	Years Ended December 31,
	2018	2017	2016
Commission expenses	$1,804,182	$1,822,748	$1,741,387
John Hancock ceding commission	(555,000)	—	—
General and administrative expenses	838,099	833,850	763,096
Deferral of policy acquisition costs	(747,095)	(839,143)	(903,479)
Total operating costs and other expenses	$1,340,186	$1,817,455	$1,601,004

19.	Reclassifications Out of Accumulated Other Comprehensive Income

The following table represents changes in the balance of AOCI, net of income tax, related to unrealized investment gains (losses) (in thousands):

	December 31,
	2018	2017	2016
Balance, beginning of year	$1,092,974	$597,122	$548,458
OCI before reclassifications	(1,326,661)	406,807	69,016
Amounts reclassified from AOCI	(89,156)	89,045	(20,352)
Cumulative effect of changes in accounting
principles	140,084	—	—
Balance, end of year	$(182,759)	$1,092,974	$597,122

59

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2018 and 2017

The following table represents amounts reclassified out of AOCI (in thousands):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement
	December 31,
	2018	2017	2016
Net unrealized investment loss:
Net realized loss on investments	$(111,028)	$137,686	$(3,862)	Other net investment losses
Other-than-temporary impairments	(1,828)	(693)	(27,449)	Total other-than-temporary impairments
Net unrealized loss before income taxes	(112,856)	136,993	(31,311)
Income tax benefit (expense)	23,700	(47,948)	10,959
Reclassifications, net of income taxes	$(89,156)	$89,045	$(20,352)

60

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

(1) Financial statements and schedules included in Part A:

Not Applicable.

(2) Financial statements and schedules included in Part B:

Jackson National Separate Account III:

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities as of December 31, 2018
Statements of Operations for the period ended December 31, 2018
Statements of Changes in Net Assets for the periods ended December 31, 2018 and 2017
Notes to Financial Statements

Jackson National Life Insurance Company:

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2018 and 2017
Consolidated Income Statements for the years ended December 31, 2018, 2017, and 2016
Consolidated Statements of Stockholder’s Equity and Comprehensive Income for the years ended December 31, 2018, 2017, and 2016
Consolidated Statements of Cash Flows for the years ended December 31, 2018, 2017, and 2016
Notes to Consolidated Financial Statements

(b) Exhibits

Exhibit    Description
No.

1.
Resolution of Depositor’s Board of Directors authorizing the establishment of the Registrant, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

2.	Not Applicable.

3.

a.	General Distributor Agreement dated March 16, 1998, incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

b.
Amended and Restated General Distributor Agreement dated October 25, 2005, incorporated herein by reference to the Post-Effective Amendment No. 21 filed on December 29, 2005 (File Nos. 333-70472 and 811-08664).

c.	Specimen of Selling Agreement (V2565 01/12), incorporated herein by reference to the Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

d.	Specimen of Selling Agreement (V2565 08/12), incorporated herein by reference to the Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

e.	Specimen of Selling Agreement (V2565 06/14), incorporated herein by reference to Post-Effective Amendment No. 13, filed on September 11, 2014 (File Nos. 333-183048 and 811-08664).

f.
Specimen of DOL Fiduciary Rule Addendum to Selling Agreement (SAA0007 04/17), incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12, filed on April 24, 2018 (File Nos. 333-183050 and 811-08664).

4.

a.
Specimen of Perspective Advisors Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant’s Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

b.
Form of Perspective Advisors Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant’s Post Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

c.	Specimen of Spousal Continuation Endorsement, incorporated herein by reference to the Registrant’s Post Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

d.
Specimen of Preselected Death Benefit Option Endorsement, incorporated herein by reference to the Registrant’s Post Effective Amendment No. 7 filed on April 29, 2002 (File Nos. 333-41153 and 811-08521).

e.	Specimen of Guaranteed Options Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 8 filed on April 30, 2003 (File Nos. 333-41153 and 811-08521).

f.	Specimen of Charitable Remainder Trust Endorsement, incorporated herein by reference to the Pre-Effective Amendment 1 filed on December 23, 2004 (File Nos. 333-118368 and 811-08664).

g.
Specimen of the 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

h.
Specimen of the 6% Guaranteed Minimum Withdrawal Benefit With Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

i.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

j.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

k.
Specimen of 5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

l.
Specimen of the 5% Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated herein by reference to the Post- Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

m.
Specimen of the 7% Guaranteed Minimum Withdrawal Benefit With 5 Year Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

n.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With Bonus Guaranteed Withdrawal Balance Adjustment and Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 41, filed on August 23, 2007 (File Nos. 333-70472 and 811-08664).

o.
Specimen of Guaranteed Minimum Withdrawal Benefit with 5-Year Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

p.
Specimen of the For Life GMWB With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

q.
Specimen of the Joint For Life GMWB With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

r.
Specimen of the Joint For Life GMWB with Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

s.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 59, filed on October 3, 2008 (File Nos. 333-70472 and 811-08664).

t.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 59, filed on October 3, 2008 (File Nos. 333-70472 and 811-08664).

u.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (Freedom)Endorsement (7587 01/09), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 22, filed on December 31, 2008(File Nos. 333-41153 and 811-08521).

v.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (Joint Freedom) Endorsement (7588 01/09), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 22, filed on December 31, 2008 (File Nos. 333-41153 and 811-08521).

w.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (LifeGuard Freedom 6(SM) GMWB) Endorsement (7613 09/09), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

x.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB With Joint Option) Endorsement (7614 09/09), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

y.	Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (LifeGuard Select(SM)) Endorsement (7617 09/09), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

z.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (LifeGuard Select With Joint Option) (7618 09/09), incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

5.

a.
Form of Perspective Advisors Fixed and Variable Annuity Application, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

b.
Specimen of Perspective Advisors Fixed and Variable Annuity Application incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

6.

a.	Articles of Incorporation of Depositor, incorporated herein by reference to the Registrant’s Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

b.	Bylaws of Depositor, incorporated herein by reference to the Registrant’s Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

c.	Amended By-laws of Jackson National Life Insurance Company, incorporated herein by reference to the Registration Statement, filed on December 31, 2012 (File Nos. 333-185768 and 811-04405).

7.

a.
Variable Annuity Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 9 filed on December 15, 2003 (File Nos. 333-41153 and 811-08521).

b.
Amendment to Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement effective December 31, 2002, with effective date December 31, 2008, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

c.
Amendment to Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement effective December 31, 2002, with effective date March 31, 2009, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

8.
Amended and Restated Administrative Services Agreement between Jackson National Asset Management, LLC and Jackson National Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

9.	Opinion and Consent of Counsel, attached hereto.

10.	Consent of Independent Registered Public Accounting Firm, attached hereto.

11.	Not Applicable.

12.	Not Applicable.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Dennis J. Manning 1 Corporate Way Lansing, MI 48951	Chairman & Director

Morten N. Friis 1 Corporate Way Lansing, MI 48951	Director

James J. Scanlan 1 Corporate Way Lansing, MI 48951	Director

Michael I. Falcon 300 Innovation Drive Franklin, TN 37067	President & Director

P. Chad Myers 1 Corporate Way Lansing, MI 48951	Executive Vice President, Chief Financial Officer & Director

Gregory P. Cicotte 300 Innovation Drive Franklin, TN 37067	Executive Vice President & Chief Distribution Officer

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Senior Vice President

Andrew J. Bowden 1 Corporate Way Lansing, MI 48951	Senior Vice President, General Counsel & Secretary

Michael A. Costello 1 Corporate Way Lansing, MI 48951	Senior Vice President, Treasurer & Controller

Devkumar D. Ganguly 1 Corporate Way Lansing, MI 48951	Senior Vice President & Chief Information Officer

Julia A. Goatley 1 Corporate Way Lansing, MI 48951	Senior Vice President

Bradley O. Harris 300 Innovation Drive Franklin, TN 37067	Senior Vice President, Chief Risk Officer & Director

Thomas P. Hyatte 1 Corporate Way Lansing, MI 48951	Senior Vice President & Deputy General Counsel

Emilio Pardo 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Laura L. Prieskorn 1 Corporate Way Lansing, MI 48951	Senior Vice President & Chief Administration Officer

Dana S. Rapier 1 Corporate Way Lansing, MI 48951	Senior Vice President & Chief Human Resources Officer

Kenneth H. Stewart 1 Corporate Way Lansing, MI 48951	Senior Vice President & Director

Marcia L. Wadsten 1 Corporate Way Lansing, MI 48951	Senior Vice President, Chief Actuary & Appointed Actuary

Richard C. White 1 Corporate Way Lansing, MI 48951	Senior Vice President

Marina C. Ashiotou 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Vice President

Dennis A. Blue 1 Corporate Way Lansing, MI 48951	Vice President

Barrett M. Bonemer 1 Corporate Way Lansing, MI 48951	Vice President

Pamela L. Bottles 1 Corporate Way Lansing, MI 48951	Vice President

David L. Bowers 300 Innovation Drive Franklin, TN 37067	Vice President

William T. Devanney, Jr. 1 Corporate Way Lansing, MI 48951	Vice President

Charles F. Field, Jr. 300 Innovation Drive Franklin, TN 37067	Vice President

Dana R. Malesky Flegler 1 Corporate Way Lansing, MI 48951	Vice President

Lisa Ilene Fox 300 Innovation Drive Franklin, TN 37067	Vice President

Heather Gahir 1 Corporate Way Lansing, MI 48951	Vice President

Joseph K. Garrett 1 Corporate Way Lansing, MI 48951	Vice President

Scott Golde 1 Corporate Way Lansing, MI 48951	Vice President & Deputy General Counsel

Guillermo E. Guerra 1 Corporate Way Lansing, MI 48951	Vice President & Group Chief Information Security Officer

Robert W. Hajdu 1 Corporate Way Lansing, MI 48951	Vice President

Laura L. Hanson 1 Corporate Way Lansing, MI 48951	Vice President

Robert L. Hill 1 Corporate Way Lansing, MI 48951	Vice President

Julie A. Hughes 1 Corporate Way Lansing, MI 48951	Vice President

Matthew T. Irey 1 Corporate Way Lansing, MI 48951	Vice President

Thomas A. Janda 1 Corporate Way Lansing, MI 48951	Vice President

Scott F. Klus 1 Corporate Way Lansing, MI 48951	Vice President

Toni L. Klus 1 Corporate Way Lansing, MI 48951	Vice President

Matthew F. Laker 300 Innovation Drive Franklin, TN 37067	Vice President

Wayne R. Longcore 1 Corporate Way Lansing, MI 48951	Vice President

Richard C. Liphardt 1 Corporate Way Lansing, MI 48951	Vice President

Diahn M. McHenry 1 Corporate Way Lansing, MI 48951	Vice President

Ryan T. Mellott 1 Corporate Way Lansing, MI 48951	Vice President

Dean M. Miller 300 Connell Drive Suite 2100 Berkeley Heights, NJ 07922	Vice President

Jacky Morin 300 Connell Drive Suite 2100 Berkeley Heights, NJ 07922	Vice President

Gary J. Rudnicki 1 Corporate Way Lansing, MI 48951	Vice President

Stacey L. Schabel 1 Corporate Way Lansing, MI 48951	Vice President & Chief Audit Executive

James A. Schultz 1 Corporate Way Lansing, MI 48951	Vice President & Assistant Treasurer

William R. Schulz 1 Corporate Way Lansing, MI 48951	Vice President

Muhammad S. Shami 1 Corporate Way Lansing, MI 48951	Vice President

Heather R. Strang 1 Corporate Way Lansing, MI 48951	Vice President

Michael D. Story 1 Corporate Way Lansing, MI 48951	Vice President

Dr. Bhatt L. Vadlamani 1 Corporate Way Lansing, MI 48951	Vice President

Brian M. Walta 1 Corporate Way Lansing, MI 48951	Vice President

Weston B. Wetherell 225 W. Wacker Drive Suite 1200 Chicago, IL 60606	Vice President

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Jackson National Life Insurance Company (“Depositor”), a stock life insurance company organized under the laws of the state of Michigan. The Depositor is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc (London, England), a publicly traded life insurance company in the United Kingdom.

The following organizational chart for Prudential plc indicates those persons who are controlled by or under common control with the Depositor. No person is controlled by the Registrant.

The organizational chart for Prudential plc is incorporated herein by reference to Exhibit 26 of Post-Effective Amendment No. 14, filed on April 23, 2019 (File Nos. 333-183050 and 811-08664).

Item 27. Number of Contract Owners as of February 28, 2019

Perspective Advisors Contracts:

Qualified - 336
Non-Qualified - 620

Item 28. Indemnification

Provision is made in the Company’s Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

a)
Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account III. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, the Jackson Sage Variable Annuity Account A, the Jackson Sage Variable Life Account A, the Jackson SWL Variable Annuity Fund I, the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust.

b)	Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Michael I. Falcon 300 Innovation Drive Franklin, TN 37067	Chairman & Manager

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Manager

Bradley O. Harris 300 Innovation Drive Franklin, TN 37067	Manager

Emilio Pardo 300 Innovation Drive Franklin, TN 37067	Manager

Heather R. Strang 1 Corporate Way Lansing, MI 48951	Manager

Gregory P. Cicotte 300 Innovation Drive Franklin, TN 37067	President, Chief Executive Officer & Manager

Scott Romine 300 Innovation Drive Franklin, TN 37067	President of Advisory Solutions

Scott Golde 1 Corporate Way Lansing, MI 48951	General Counsel

Alison Reed 300 Innovation Drive Franklin, TN 37067	Executive Vice President, Operations

Marc Socol 300 Innovation Drive Franklin, TN 37067	Executive Vice President, National Sales Manager

Ed Balsmann 300 Innovation Drive Franklin, TN 37067	Senior Vice President & Chief Compliance Officer

Bill Burrow 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Elizabeth Griffith 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Thomas Hurley 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Greg Masucci 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Tim Munsie 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Daniel Starishevsky 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Brian Sward 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Christian Von Allmen 300 Innovation Drive Franklin, TN 37067	Senior Vice President

Ty Anderson 300 Innovation Drive Franklin, TN 37067	Vice President

J. Edward Branstetter, Jr. 300 Innovation Drive Franklin, TN 37067	Vice President

Lauren L. Caputo 300 Innovation Drive Franklin, TN 37067	Vice President

Court Chynces 300 Innovation Drive Franklin, TN 37067	Vice President

Ashley S. Golson 300 Innovation Drive Franklin, TN 37067	Vice President

Mark Jones 300 Innovation Drive Franklin, TN 37067	Vice President

Matt Lemieux 300 Innovation Drive Franklin, TN 37067	Vice President

Kristine Lowry 300 Innovation Drive Franklin, TN 37067	Vice President, FinOp & Controller

Dana R. Melesky Flegler 1 Corporate Way Lansing, MI 48951	Vice President

Joseph Patracuollo 300 Innovation Drive Franklin, TN 37067	Vice President

Allison Pearson 300 Innovation Drive Franklin, TN 37067	Vice President

Kimberly Plyler 300 Innovation Drive Franklin, TN 37067	Vice President

Ryan Riggen 300 Innovation Drive Franklin, TN 37067	Vice President

Sam Rosenbrock 300 Innovation Drive Franklin, TN 37067	Vice President

Jeremy Swartz 300 Innovation Drive Franklin, TN 37067	Vice President

Sutton White 300 Innovation Drive Franklin, TN 37067	Vice President

Byron Wilson 300 Innovation Drive Franklin, TN 37067	Vice President

Phil Wright 300 Innovation Drive Franklin, TN 37067	Vice President

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item 30. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, MI 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, MI 48951

Jackson National Life Insurance Company
300 Innovation Drive
Franklin, TN 37067

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL 60606

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

a)
Jackson National Life Insurance Company hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b)
Jackson National Life Insurance Company hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c)
Jackson National Life Insurance Company hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d)
Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

e)
The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code of 1986 as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission’s industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRS Section 403(b)(11).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 1st day of May, 2019.

Jackson National Separate Account III
(Registrant)

Jackson National Life Insurance Company

By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company
(Depositor)

By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	May 1, 2019
Michael I. Falcon, President and Director

*	May 1, 2019
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

*	May 1, 2019
Michael A. Costello, Senior Vice President, Treasurer and Controller

*	May 1, 2019
Bradley O. Harris, Senior Vice President, Chief Risk Officer and Director

*	May 1, 2019
Kenneth H. Stewart, Senior Vice President and Director

*	May 1, 2019
Morten N. Friis, Director

*	May 1, 2019
Dennis J. Manning, Chairman and Director

*	May 1, 2019
James J. Scanlan, Director

* By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint Michael I. Falcon, P. Chad Myers, Andrew J. Bowden, Susan S. Rhee, and Scott J. Golde (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940. This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, 333-183050, 333-192971, 333-210504, 333-212424, 333-217500, 333-217501, 333-226897, 333-228801, and 333-228802), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), and Jackson National Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 1st day of January, 2019.

/s/ MICHAEL I. FALCON
Michael I. Falcon, President and Director

/s/ P. CHAD MYERS
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

/s/ MICHAEL A. COSTELLO
Michael A. Costello, Senior Vice President, Treasurer and Controller

/s/ BRADLEY O. HARRIS
Bradley O. Harris, Senior Vice President, Chief Risk Officer and Director

/s/ KENNETH H. STEWART
Kenneth H. Stewart, Senior Vice President and Director

/s/ MORTEN N. FRIIS
Morton N. Friis, Director

/s/ DENNIS J. MANNING
Dennis J. Manning, Chairman and Director

/s/ JAMES J. SCANLAN
James J. Scanlan, Director

EXHIBIT LIST

Exhibit No.	Description

9.	Opinion and Consent of Counsel.

10.	Consent of Independent Registered Public Accounting Firm.